                                                     REGISTRATION NO.333-191149
                                                     REGISTRATION NO. 811-22886
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-6
                         REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933      [_]
                       PRE-EFFECTIVE AMENDMENT NO.      [_]
                      POST-EFFECTIVE AMENDMENT NO. 5    [X]
                                  AND/OR
                          REGISTRATION STATEMENT
                                  UNDER
                    THE INVESTMENT COMPANY ACT OF 1940  [_]
                             AMENDMENT NO. 8            [X]

                               -----------------

                        MONY AMERICA VARIABLE ACCOUNT K
                             (EXACT NAME OF TRUST)

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)

                               -----------------

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                    MONY LIFE INSURANCE COMPANY OF AMERICA
                525 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                             CHRISTOPHER E. PALMER
                             GOODWIN PROCTER, LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Continuous

It is proposed that this filing will become effective: (check appropriate box)
    [_]immediately upon filing pursuant to paragraph (b) of Rule 485
    [X]on May 1, 2015 pursuant to paragraph (b) of Rule 485
    [_]60 days after filing pursuant to paragraph (a)(l) of Rule 485
    [_]on            pursuant to paragraph (a)(l) of rule 485
    [_]75 days after filing pursuant to paragraph (a)(2) of Rule 485
    [_]on            pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
    [_]this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  TITLE OF SECURITIES BEING     Units of interest in MONY America Variable
        REGISTERED:                           Account K

================================================================================

                                     NOTE

This Post-Effective Amendment No. 5 ("PEA") to the Form N-6 Registration Statement No. 333-191149 ("Registration Statement") of MONY Life Insurance Company of America ("MONY America") and its Variable Account K is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectuses, Statements of Additional Information and Supplements. Part C has also been updated pursuant to the requirements of Form N-6. The PEA does not amend or delete any other part of the Registration Statement except as specifically noted herein.

IncentiveLife Legacy(R) III

An individual flexible premium variable life insurance policy issued by MONY Life Insurance Company of America ("MONY America") with variable investment options offered under MONY America Variable Account K.


PROSPECTUS DATED MAY 1, 2015


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING, OR TAKING ANY OTHER ACTION UNDER A POLICY. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. ALSO, YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

This prospectus describes the IncentiveLife Legacy(R) III policy but is not itself a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. All optional features and benefits described in the prospectus may not be available at the time you purchase the policy. We reserve the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits.

Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.

WHAT IS INCENTIVELIFE LEGACY(R) III?

IncentiveLife Legacy(R) III provides life insurance coverage, plus the opportunity for you to earn a return in (i) our guaranteed interest option,
(ii) an investment option we refer to as the Market Stabilizer Option(R), which is described in the separate Market Stabilizer Option(R) prospectus and/or
(iii) one or more of the following variable investment options:

VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

.. All Asset Moderate
  Growth-Alt 15
.. All Asset Growth-Alt 20
.. All Asset Aggressive-Alt 25

.. American Century VP Mid Cap Value
.. American Funds Insurance Series(R) Global Small Capitalization Fund/SM/ .. American Funds Insurance Series(R) New World Fund(R)

.. AXA Balanced Strategy/(1) /
.. AXA Conservative Growth Strategy/(1) /
.. AXA Conservative Strategy/(1) /

.. AXA 400 Managed Volatility
.. AXA 500 Managed Volatility
.. AXA 2000 Managed Volatility
.. AXA Global Equity Managed Volatility

.. AXA Growth Strategy/(1)/

.. AXA International Core Managed Volatility
.. AXA International Managed Volatility
.. AXA International Value Managed Volatility
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility


.. AXA Mid Cap Value Managed Volatility

.. AXA Moderate Growth Strategy/(1)/

.. Charter/SM/ Multi-Sector Bond
.. Charter/SM/ Small Cap Growth
.. Charter/SM/ Small Cap Value

.. AXA/AB Small Cap Growth/(2)/
.. AXA/Loomis Sayles Growth

.. EQ/BlackRock Basic Value Equity
.. EQ/Boston Advisors Equity Income
.. EQ/Calvert Socially Responsible
.. EQ/Capital Guardian Research
.. EQ/Common Stock Index
.. EQ/Core Bond Index
.. EQ/Equity 500 Index
.. EQ/GAMCO Mergers and Acquisitions
.. EQ/GAMCO Small Company Value
.. EQ/Global Bond PLUS
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/Invesco Comstock
.. EQ/JPMorgan Value Opportunities
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Value Index
.. EQ/MFS International Growth
.. EQ/Mid Cap Index
.. EQ/Money Market
.. EQ/Morgan Stanley Mid Cap Growth
.. EQ/PIMCO Ultra Short Bond
.. EQ/Quality Bond PLUS

VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
.. EQ/Small Company Index
.. EQ/T. Rowe Price Growth Stock
.. EQ/UBS Growth and Income
.. EQ/Wells Fargo Omega Growth
.. Fidelity(R) VIP Contrafund(R)
.. Fidelity(R) VIP Growth & Income
.. Fidelity(R) VIP Mid Cap
.. Franklin Mutual Shares VIP
.. Franklin Rising Dividends VIP
.. Franklin Small Cap Value VIP
.. Franklin Strategic Income VIP
.. Goldman Sachs VIT Mid Cap Value
.. Invesco V.I. Global Real Estate
.. Invesco V.I. International Growth
.. Invesco V.I. Mid Cap Core Equity
.. Invesco V.I. Small Cap Equity
.. Ivy Funds VIP Energy
.. Ivy Funds VIP High Income
.. Ivy Funds VIP Mid Cap Growth
.. Ivy Funds VIP Science and Technology
.. Ivy Funds VIP Small Cap Growth
.. Lazard Retirement Emerging Markets Equity
.. MFS(R) International Value

.. MFS(R) Investors Trust
.. MFS(R) Massachusetts Investors Growth Stock/(3)/

.. Multimanager Aggressive Equity
.. Multimanager Core Bond
.. Multimanager Mid Cap Growth
.. Multimanager Mid Cap Value
.. Multimanager Technology

.. PIMCO CommodityRealReturn(R) Strategy

.. PIMCO Real Return
.. PIMCO Total Return
.. T. Rowe Price Equity Income II

.. Target 2025 Allocation/(4)/
.. Target 2035 Allocation/(4)/
.. Target 2045 Allocation/(4)/
.. Target 2055 Allocation/(4)/

.. Templeton Developing Markets VIP
.. Templeton Global Bond VIP
.. Templeton Growth VIP
.. Van Eck VIP Global Hard Assets
--------------------------------------------------------------------------------

(1)Also referred to as an "AXA Strategic Allocation investment option" in this prospectus.
(2)This is the variable investment option's new name, effective on or about
   May 22, 2015, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.
(3)This new variable investment option is the "surviving option" in the planned merger of MFS(R) Investors Growth Stock Series (the "replaced option") which occurred earlier this year. The name of this new variable investment option will be reflected on MONY America's system on or about May 22, 2015. Please see "About the Portfolios of the Trusts" later in this prospectus regarding additional information about this new variable investment option.
(4)This variable investment option will be available on or about May 22, 2015, subject to regulatory approval. Please see "about the Portfolios of the Trusts" later in this prospectus for more information.


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the trusts (the "Trusts"), which are mutual funds. Please see "About the Portfolios of the Trusts" for more information about the Portfolios and the Trusts. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free. For more tax information, please see "Tax information" later in this prospectus. In this section you will also find additional information about possible estate tax consequences associated with death benefits under "Estate, gift, and generation-skipping taxes."

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                               #790455/AA & ADL

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance,
(3) borrow or withdraw amounts you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER MONY AMERICA POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with IncentiveLife Legacy(R) III or another policy may not be to your advantage. You can contact us to find out more about any other MONY America insurance policy.

Contents of this Prospectus

--------------------------------------------------------------------------------


     ---------------------------------------------------------------------
     1. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY         6
     ---------------------------------------------------------------------
     Tables of policy charges                                           6
     How we allocate charges among your investment options              8
     Changes in charges                                                 8

     ---------------------------------------------------------------------
     2. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS       9
     ---------------------------------------------------------------------
     How you can pay for and contribute to your policy                  9
     The minimum amount of premiums you must pay                       10
     You can guarantee that your policy will not terminate before a
       certain date                                                    10
     You can elect a "paid up" death benefit guarantee                 10
     You can receive an accelerated death benefit under the Long Term
       Care Services/SM/ Rider                                         11
     Investment options within your policy                             11
     About your life insurance benefit                                 12
     Alternative higher death benefit in certain cases                 12
     You can increase or decrease your insurance coverage              13
     Accessing your money                                              14
     Risks of investing in a policy                                    14
     How the IncentiveLife Legacy(R) III variable life insurance
       policy is available                                             15

     ---------------------------------------------------------------------
     3. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                 16
     ---------------------------------------------------------------------
     How to reach us                                                   17
     About our MONY America Variable Account K                         17
     Your voting privileges                                            18
     About the Trusts                                                  18

     ---------------------------------------------------------------------
     4. ABOUT THE PORTFOLIOS OF THE TRUSTS                             19
     ---------------------------------------------------------------------
     Portfolios of the Trusts                                          20

     ---------------------------------------------------------------------
     5. DETERMINING YOUR POLICY'S VALUE                                28
     ---------------------------------------------------------------------
     Your policy account value                                         28


-------------
"We,""our," and "us" refer to MONY America. "Financial professional" means the registered representative of either AXA Advisors or an unaffiliated broker dealer which has entered into a selling agreement with AXA Distributors who is offering you this policy.
When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.
This prospectus does not offer IncentiveLife Legacy(R) III anywhere such offers are not lawful. MONY America does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by MONY America.

                          CONTENTS OF THIS PROSPECTUS

     ---------------------------------------------------------------------
     6. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS           29
     ---------------------------------------------------------------------
     Transfers you can make                                            29
     How to make transfers                                             29
     Our automatic transfer service                                    29
     Our asset rebalancing service                                     30

     ---------------------------------------------------------------------
     7. ACCESSING YOUR MONEY                                           31
     ---------------------------------------------------------------------
     Borrowing from your policy                                        31
     Loan extension (for guideline premium test policies only)         32
     Making withdrawals from your policy                               32
     Surrendering your policy for its net cash surrender value         33
     Your option to receive a terminal illness living benefit          33

     ---------------------------------------------------------------------
     8. TAX INFORMATION                                                34
     ---------------------------------------------------------------------
     Basic income tax treatment for you and your beneficiary           34
     Tax treatment of distributions to you (loans, partial
       withdrawals, and full surrender; impact of certain policy
       changes and transactions)                                       34
     Tax treatment of living benefits rider or Long Term Care
       Services/SM/ Rider under a policy with the applicable rider     35
     Business and employer owned policies                              36
     Requirement that we diversify investments                         37
     Estate, gift, and generation-skipping taxes                       37
     Pension and profit-sharing plans                                  37
     Split-dollar and other employee benefit programs                  37
     ERISA                                                             37
     3.8% Tax on Net Investment Income or "NII"                        37
     Our taxes                                                         38
     When we withhold taxes from distributions                         38
     Possibility of future tax changes and other tax information       38

     ---------------------------------------------------------------------
     9. MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS            40
     ---------------------------------------------------------------------
     Guarantee premium test for the no lapse guarantee                 40
     Paid up death benefit guarantee                                   40
     Other benefits you can add by rider                               41
     Variations among IncentiveLife Legacy(R) III policies             45
     Your options for receiving policy proceeds                        45
     Your right to cancel within a certain number of days              46

     ---------------------------------------------------------------------
     10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                 47
     ---------------------------------------------------------------------
     Deducting policy charges                                          47
     Charges that the Trusts deduct                                    50


     ---------------------------------------------------------------------
     11. MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY   51
     ---------------------------------------------------------------------
     Dates and prices at which policy events occur                     51
     Policy issuance                                                   52
     Ways to make premium and loan payments                            52
     Assigning your policy                                             52
     You can change your policy's insured person                       53
     Requirements for surrender requests                               53
     Gender-neutral policies                                           53
     Future policy exchanges                                           53
     Broker transaction authority                                      53

     ---------------------------------------------------------------------
     12. MORE INFORMATION ABOUT OTHER MATTERS                          54
     ---------------------------------------------------------------------
     About our general account                                         54
     Transfers of your policy account value                            54
     Telephone and Internet requests                                   55
     Cybersecurity                                                     56
     Suicide and certain misstatements                                 56
     When we pay policy proceeds                                       56
     Changes we can make                                               56
     Reports we will send you                                          57
     Distribution of the policies                                      57
     Legal proceedings                                                 59

     ---------------------------------------------------------------------
     13. FINANCIAL STATEMENTS OF MONY AMERICA VARIABLE   ACCOUNT K
       AND MONY AMERICA                                                60
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
     14. PERSONALIZED ILLUSTRATIONS                                    61
     ---------------------------------------------------------------------
     Illustrations of policy benefits                                  61


     ---------------------------------------------------------------------
     APPENDICES
     ---------------------------------------------------------------------
       I  --  Hypothetical illustrations                               I-1
      II  --  State policy availability and/or variations of
                certain features and benefits                         II-1
     III  --  Calculating the alternate death benefit                III-1

     ---------------------------------------------------------------------
     REQUESTING MORE INFORMATION
       Statement of additional information
       Table of contents
     ---------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                               PAGE

            account value                                       28
            actual premium fund value                           40
            Administrative Office                               17
            age; age at issue                                   52
            Allocation Date                                     11
            alternative death benefit                           12
            amount at risk                                      48
            anniversary                                         52
            assign; assignment                                  52
            automatic transfer service                          29
            AXA Equitable                                       18
            AXA Financial, Inc.                                 16
            basis                                               35
            beneficiary                                         45
            business day                                        51
            Cash Surrender Value                                31
            Code                                                34
            collateral                                          31
            commencement of insurance coverage                  52
            cost of insurance charge                            48
            cost of insurance rates                             48
            day                                                 51
            default                                             10
            disruptive transfer activity                        54
            dollar cost averaging service                       29
            face amount                                         12
            grace period                                        35
            guaranteed interest option                          11
            guarantee premium test                              40
            Guaranteed Interest Account                         12
            IncentiveLife Legacy(R) III                         12
            initial premium                                     11
            insured person                                      12
            Internet                                            17
            investment funds                                    11
            investment options                                   1
            investment start date                               11
            issue date                                          52
            lapse                                               10
            loan extension                                      32
            loan, loan interest                                 31
            Long Term Care Services/SM/ Rider                   11
            Market Stabilizer Option(R)                         12


                                                              PAGE

           market timing                                         54
           Money Market Lock-in Period                           11
           mortality and expense risk charge                      7
           modified endowment contract                         9,34
           month, year                                           52
           monthly deduction                                      8
           MONY Access Account                                   45
           MONY America                                           1
           MONY America Variable Account K                       17
           net cash surrender value                              33
           no lapse guarantee premium fund value                 40
           no lapse guarantee                                    10
           Option A, B                                           12
           our                                                    3
           owner                                                  3
           paid up                                               34
           paid up death benefit guarantee                       10
           partial withdrawal                                    33
           payments                                              51
           planned periodic premium                               9
           policy                                                 1
           Portfolio                                              1
           premium payments                                       9
           prospectus                                             1
           rebalancing                                           30
           receive                                               51
           register date                                         52
           restored, restoration                                 10
           riders                                                 9
           SEC                                                    1
           state                                                  3
           subaccount                                            17
           surrender                                             33
           surrender charge                                   6, 47
           target premium                                        57
           transfers                                             29
           Trusts                                                 1
           units                                                 28
           unit values                                           17
           us                                                     3
           variable investment options                            1
           we                                                     3
           withdrawals                                           32
           you, your                                              3

                       AN INDEX OF KEY WORDS AND PHRASES

1. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table shows the charges that we deduct when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. See "Deducting policy charges" under "More information about certain policy charges."


----------------------------------------------------------------------------------------------------------
 TRANSACTION FEES
----------------------------------------------------------------------------------------------------------
 CHARGE              WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------
PREMIUM CHARGE/(1)/  From each premium               8%
SURRENDER (TURNING   Upon surrender                  Initial surrender charge per $1,000 of initial base
IN) OF YOUR POLICY                                   policy face amount or per $1,000 of requested base
DURING ITS FIRST 15                                  policy face amount increase:/(3)/
YEARS OR THE FIRST                                   Highest: $48.52
15 YEARS AFTER YOU                                   Lowest: $11.72
HAVE REQUESTED AN                                    Representative: $20.24/(4)/
INCREASE IN YOUR
POLICY'S FACE
AMOUNT/(2)/
REQUEST A DECREASE   Effective date of the decrease  A pro rata portion of the charge that would apply to
IN YOUR POLICY'S                                     a full surrender at the time of the decrease.
FACE AMOUNT DURING
ITS FIRST 15 YEARS
OR THE FIRST 15
YEARS AFTER YOU
HAVE REQUESTED AN
INCREASE IN YOUR
POLICY'S FACE AMOUNT
TRANSFERS AMONG      Upon transfer                   $25 per transfer./(5)/
INVESTMENT OPTIONS
ADDING THE TERMINAL  At the time of the transaction  $100 (if elected after policy issue)
ILLNESS LIVING
BENEFIT RIDER
EXERCISE OF OPTION   At the time of the transaction  $250
TO RECEIVE THE
TERMINAL ILLNESS
LIVING BENEFIT

SPECIAL SERVICES
CHARGES

..   Wire transfer    At the time of the transaction  Current and Maximum Charge: $90 charge/(6)/

..   Express mail     At the time of the transaction  Current and Maximum Charge: $35 charge/(6)/

..   Policy           At the time of the transaction  Current and Maximum Charge: $25 illustration
    charge/(7)/

..   Duplicate        At the time of the transaction  Current and Maximum Charge: $35 policy
    charge/(7)/

..   Policy history   At the time of the transaction  Current and Maximum Charge: $50 charge/(7)(8)/

..   Charge for       At the time of the transaction  Current and Maximum Charge: $25 returned
    payments/(7)/
----------------------------------------------------------------------------------------------------------

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.

--------------------------------------------------------------------------------------------
 PERIODIC CHARGES
 OTHER THAN UNDERLYING
 TRUST PORTFOLIO
 OPERATING EXPENSES
--------------------------------------------------------------------------------------------
 CHARGE              WHEN CHARGE IS DEDUCTED  AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------
COST OF INSURANCE           Monthly           Charge per $1,000 of the amount for which we
CHARGE/(9)(10)/                               are at risk:/(11)/
                                              Highest: $83.34
                                              Lowest: $0.02
                                              Representative: $0.10/(12)/
--------------------------------------------------------------------------------------------

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

-------------------------------------------------------------------------------------------------
 PERIODIC CHARGES
 OTHER THAN UNDERLYING
 TRUST PORTFOLIO
 OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
 CHARGE              WHEN CHARGE IS DEDUCTED  AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------
MORTALITY AND               Monthly           0.85% (annual rate) of your value in our variable
EXPENSE RISK CHARGE                           investment options.

ADMINISTRATIVE       Monthly  (1) Current Amount  Maximum Amount
CHARGE/(9)/                   Deducted            Deducted

                                $10
                                                    $15


                                                                               -plus-
                                                        (2) Charge per $1,000 of the initial base policy face
                                                        amount and any requested base policy face amount
                                                        increase that exceeds the highest previous face
                                                        amount:
                                                        Highest: $1.20
                                                        Lowest: $0.05
                                                        Representative: $0.11/(4)/
LOAN INTEREST        On each policy anniversary (or on  1% of loan amount.
SPREAD/(13)/         loan termination, if earlier)
OPTIONAL RIDER       While the rider is in effect
CHARGES

CHILDREN'S TERM      Monthly                            Charge per $1,000 of rider benefit amount:
INSURANCE                                               $0.50

DISABILITY           Monthly                            Percentage of all other monthly charges:
DEDUCTION WAIVER                                        Highest: 132%
                                                        Lowest: 7%
                                                        Representative: 12%/(12)/

OPTION TO PURCHASE   Monthly                            Charge per $1,000 of rider benefit amount:
ADDITIONAL INSURANCE                                    Highest: $0.17
                                                        Lowest: $0.04
                                                        Representative: $0.16/(14)/

LONG-TERM CARE       Monthly                            Charge per $1,000 of the amount for which we are
SERVICES/SM/                                            at risk:/(15)/
RIDER/(15)/                                             With the optional Nonforfeiture Benefit:
                                                        Highest: $2.94
                                                        Lowest: $0.25
                                                        Representative: $0.53/(14)/
                                                        Without the optional Nonforfeiture Benefit:
                                                        Highest: $2.67
                                                        Lowest: $0.22
                                                        Representative: $0.49/(14)/
--------------------------------------------------------------------------------------------------------------


(1)We currently deduct 8% of each premium payment in policy years one and two and 6% thereafter. Any premium received in the 24th month following policy issuance will also attract the lower premium charge of 6%.

(2)The surrender charge attributable to an increase in your policy's face amount is in addition to any remaining surrender charge attributable to the policy's initial face amount.
(3)The initial amount of surrender charge depends on each policy's specific characteristics.
(4)This representative amount is the rate we guarantee for a representative insured male age 35 at issue or at the time of a requested face amount increase, in the preferred elite non-tobacco user risk class for a face amount of $250,000 or more. This charge varies based on the individual characteristics of the insured and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.
(5)No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.
(6)Unless you specify otherwise, this charge will be deducted from the amount you request.
(7)The charge for this service must be paid using funds outside of your policy. Please see "Deducting policy charges" under "More information about certain policy charges" for more information.
(8)The charge for this service may be less depending on the policy history you request. Please see "Deducting policy charges" under "More information about certain policy charges" for more information.
(9)Not applicable after the insured person reaches age 121.

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

(10)Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.
(11)Our amount "at risk" under your policy is the difference between the amount of death benefit and the policy account value as of the deduction date.
(12)This representative amount is the rate we guarantee in the first policy year for a representative insured male age 35 at issue in the preferred elite non-tobacco user risk class. This charge varies based on the individual characteristics of the insured and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.
(13)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The interest rate we charge on policy loans is the greater of (a) 2.5% or
    (b) the "Monthly Average Corporate" yield published by Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit, which will not exceed 1%. For more information on the maximum rate see "Borrowing from your policy -- Loan interest we charge" in "Accessing your money" later in this prospectus.
(14)This representative amount is the rate we guarantee for a representative insured male age 35 at issue in the preferred elite non-tobacco user risk class. This charge varies based on the individual characteristics of the insured and, for the Long-Term Care Services/SM/ Rider on the benefit percentage you choose and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.
(15)Our amount "at risk" for this rider depends on the death benefit option selected under the policy. See "More information about policy features and benefits -- Long-Term Care Services/SM/ Rider" later in this prospectus.

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.


-------------------------------------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2014 (expenses that are deducted from Portfolio  Lowest Highest
assets including management fees, 12b-1 fees, service fees and/or other expenses)/(1)/         0.62%  2.98%
-------------------------------------------------------------------------------------------------------------


(1)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2014, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2016 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.



-----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2014 after the effect of Expense Limitation Arrangements/(/*/)/  Lowest Highest
                                                                                                               0.62%  1.61%
-----------------------------------------------------------------------------------------------------------------------------



   (*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Templeton Developing Markets VIP Fund.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS


In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policy owners of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

2. Risk/benefit summary: Policy features, benefits and risks

--------------------------------------------------------------------------------

IncentiveLife Legacy(R) III is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice.

If you elect a "paid up" death benefit guarantee, you cannot make additional premium payments under your policy. Otherwise, with a few additional exceptions mentioned below, you can make premium payments at any time and in any amount. See "Paid up death benefit guarantee" in "More information about policy features and benefits" later in this prospectus for more information.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an IncentiveLife Legacy(R) III policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the IncentiveLife Legacy(R) III policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the IncentiveLife Legacy(R) III policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

--------------------------------------------------------------------------------
YOU CAN GENERALLY PAY PREMIUMS AT SUCH TIMES AND IN SUCH AMOUNTS AS YOU LIKE BEFORE THE POLICY ANNIVERSARY NEAREST TO THE INSURED'S 121ST BIRTHDAY, SO LONG AS YOU DON'T EXCEED CERTAIN LIMITS DETERMINED BY THE FEDERAL INCOME TAX LAWS APPLICABLE TO LIFE INSURANCE.
--------------------------------------------------------------------------------

YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON PREMIUM PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under "Determining your policy's value," later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. In particular, you may wish to ask for an illustration under both the guideline premium test and cash value accumulation test to see the possible impact of including future changes to your policy under various investment return assumptions. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account value" is not enough to pay your policy's monthly charges when due unless:

..   you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see "You can guarantee that your policy will not terminate before a certain date" below);

..   you are receiving monthly benefit payments under the Long Term Care
    Services/SM/ Rider (see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus);

..   you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value (see "You can elect a "paid up" death benefit guarantee" below); or

..   your policy has an outstanding loan that would qualify for "loan extension."

("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we receive the requested amount before the end of the grace period, it will be treated as a loan repayment to the extent it is less than or equal to any outstanding policy loan and accrued loan interest. The remainder of the payment, if any, will be treated as a premium payment. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges (but not more than the amount to maintain one of the available guarantees against termination), policy loans or lien and accrued loan or lien interest, to the beneficiary you have named.

--------------------------------------------------------------------------------

YOUR POLICY WILL TERMINATE IF YOU DON'T PAY ENOUGH PREMIUMS (I) TO PAY THE CHARGES WE DEDUCT, OR (II) TO MAINTAIN THE NO LAPSE GUARANTEE THAT CAN KEEP YOUR POLICY FROM TERMINATING. HOWEVER, WE WILL FIRST SEND YOU A NOTICE AND GIVE YOU THE OPPORTUNITY TO PAY ANY SHORTFALL.

--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.


RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within three years after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will be an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. The no lapse guarantee will not be restored after the policy terminates.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

NO LAPSE GUARANTEE. You can generally guarantee that your policy will not terminate for a number of years (the "guarantee period") by paying at least certain specified amounts of premiums (the "guarantee premiums"). We call this our "No Lapse Guarantee." The length of your policy's guarantee period will range from 5 to 15 years, depending on the insured's age when we issue the policy. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.

During the guarantee period, however, the No Lapse Guarantee applies only if:


..   You have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for the no lapse guarantee" under "More information about policy benefits" later in this prospectus); and


..   Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if the guarantee period expires.

--------------------------------------------------------------------------------

IF YOU PAY AT LEAST CERTAIN PRESCRIBED AMOUNTS OF PREMIUMS AND ANY OUTSTANDING POLICY LOAN AND ACCRUED LOAN INTEREST DO NOT EXCEED THE POLICY ACCOUNT VALUE, YOUR POLICY WILL NOT LAPSE FOR A NUMBER OF YEARS, EVEN IF THE VALUE IN YOUR POLICY BECOMES INSUFFICIENT TO PAY THE MONTHLY CHARGES. THE NO LAPSE GUARANTEE IS NOT IMPACTED BY YOUR CHOICE OF DEATH BENEFIT OPTION.

--------------------------------------------------------------------------------

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

Provided certain requirements are met and subject to our approval, you may elect to take advantage of our "paid up" death benefit guarantee (certain policies may refer to this as the "paid up" no lapse guarantee) at any time after the fourth year of your policy if the insured's attained age is 120 or less and provided you have death benefit Option A in effect.

If you elect the paid up death benefit guarantee, we may reduce your base policy's face amount. Thereafter, your policy will not lapse so long as the paid up death benefit guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guaranteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time. Our paid up death benefit guarantee is not available if

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS you received a living benefit on account of terminal illness at any time. Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care Services/SM/ Rider prior to continuing coverage under any Nonforfeiture Benefit. Also, election of a paid up death benefit guarantee will terminate any Long-Term Care Services/SM/ Rider subject to any Nonforfeiture Benefit, if elected.

The guarantee will also terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.

YOU CAN RECEIVE AN ACCELERATED DEATH BENEFIT UNDER THE LONG TERM CARE SERVICES/SM/ RIDER

In states where approved, an optional rider may be added to your policy at issue that provides an acceleration of the policy's death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualifying long-term care services in accordance with a plan of care. This is our Long Term Care Services/SM/ Rider. The long-term care specified amount at issue must be at least $100,000. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select and whether you select the rider with or without the optional Nonforfeiture Benefit. You can terminate this rider after your first policy year. For more information about this rider, see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the "Investment Start Date"). Before this date, your initial premium will be held in a non-interest bearing account. See "Policy issuance" in "More information about procedures that apply to your policy" later in this prospectus.

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the later of the Investment Start Date and the issue date for twenty calendar days (the "Money Market Lock-in Period"). However, if we have not received all necessary requirements for your policy as of the Issue Date, the Money Market Lock-In Period will begin on the date we receive all necessary requirements to put the policy in force at our Administrative Office. On the first business day following the Money Market Lock-in Period, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

--------------------------------------------------------------------------------
YOU CAN CHOOSE AMONG VARIABLE INVESTMENT OPTIONS.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios of the Trusts."


You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-777-6510 (FOR U.S. RESIDENTS) OR 1-704-341-7000 (OUTSIDE OF THE U.S.). We may add or delete variable investment options or Portfolios at any time.

If you exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the AXA Strategic Allocation investment options, or those investment options we are then making available under the rider (see "Other benefits you can add by rider" under "More information about policy features and benefits").


GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (1.5% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")


If you elect the paid up death benefit guarantee we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option. For more information on these restrictions, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.


MARKET STABILIZER OPTION(R) ("MSO"). The MSO rider, if available under your policy, provides you with the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index. The S&P 500 Price Return Index includes 500 companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index. Please see the separate supplement accompanying this prospectus and the Market Stabilizer Option(R) prospectus for more information.

--------------------------------------------------------------------------------
WE WILL PAY AT LEAST 1.5% ANNUAL INTEREST ON OUR GUARANTEED INTEREST OPTION.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an IncentiveLife Legacy(R) III policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the minimum amount of coverage you can request.

--------------------------------------------------------------------------------
IF THE INSURED PERSON DIES, WE PAY A LIFE INSURANCE BENEFIT TO THE
"BENEFICIARY" YOU HAVE NAMED. (SEE "YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS" UNDER "MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS" LATER IN THIS PROSPECTUS.) THE AMOUNT WE PAY DEPENDS ON WHETHER YOU HAVE CHOSEN DEATH BENEFIT OPTION A OR DEATH BENEFIT OPTION B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

..   Option A -- THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

..   Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.


If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated.


ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person's date of death by a percentage specified in your policy. Representative percentages are as follows:

--------------------------------------------------------------------------------
IF THE ACCOUNT VALUE IN YOUR POLICY IS HIGH ENOUGH, RELATIVE TO THE FACE
AMOUNT, THE LIFE INSURANCE BENEFIT WILL AUTOMATICALLY BE GREATER THAN THE
OPTION A OR OPTION B DEATH BENEFIT YOU HAVE SELECTED.
--------------------------------------------------------------------------------

------------------------------------------------
AGE:*  40 AND UNDER      45   50   55   60   65
------------------------------------------------
 %:    250%             215% 185% 150% 130% 120%

-----------------------------------------------
AGE:   70  75-90  91   92   93  94 AND OVER
-----------------------------------------------
%:    115% 105%  104% 103% 102% 101%
-----------------------------------------------

*  For the then-current policy year.

For example, if the guideline premium test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 120%, then the death benefit under Option A is the alternative death benefit of $102,000 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see "Appendix III: Calculating the alternate death benefit" later in this prospectus.

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy's cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured's age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner's Standard Ordinary Mortality Tables.

For example, if the cash value accumulation test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 185.7%, then the death benefit under Option A is the alternative death benefit of $157,845 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see "Appendix III: Calculating the alternate death benefit" later in this prospectus.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is generally determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" later in this prospectus. Under the Long Term Care Services/SM/ Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit, unless benefits are being paid under the optional Nonforfeiture Benefit. Please see "Long Term Care Services/SM/ Rider" later in this prospectus.

DEATH BENEFIT IF YOUR POLICY IS ON LOAN EXTENSION. Your policy offers an additional feature against policy termination due to an outstanding loan, called "loan extension." Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see "Borrowing from your policy" under "Accessing your money."
--------------------------------------------------------------------------------
YOU CAN REQUEST A CHANGE IN YOUR DEATH BENEFIT OPTION FROM OPTION B ANY TIME AFTER THE FIRST YEAR OF THE POLICY AND BEFORE THE POLICY ANNIVERSARY NEAREST TO THE INSURED'S 121ST BIRTHDAY; HOWEVER, CHANGES TO OPTION B ARE NOT PERMITTED BEYOND THE POLICY YEAR IN WHICH THE INSURED PERSON REACHES THE MAXIMUM AGE FOR CHANGES TO OPTION B SHOWN IN THEIR POLICY.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is NOT higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy's face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches the maximum age for changes to Option B shown in their policy, (b) if the paid up death benefit guarantee is in effect, or (c) your policy is on loan extension.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not request a change of the death benefit option from Option A to Option B under the policy while the Long-Term Care Services/SM/ Rider is in effect. You may request a change from Option B to Option A. Please also refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy's face amount any time after the first year of your policy but before the policy year in which the insured person reaches age 121. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount of your policy.


We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges under any optional disability waiver rider that is part of the policy;
(ii) the paid up death benefit guarantee is in effect; or (iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached the maximum age for a face amount increase shown in their policy; or (ii) while the Long- Term Care Services/SM/ Rider is in effect, unless coverage has been continued under the optional Nonforfeiture Benefit. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long-Term Care Services/SM/ Rider.

Certain policy changes, including increases and decreases in your insurance coverage may also affect the guarantee premiums under the policy.


The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example,

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge, administrative charge, and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same underwriting classification. An additional 15-year surrender charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, the increase will be declined. See "Risk/benefit summary: Charges and expenses you will pay."

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.

ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans and accrued loan interest you have outstanding. The cash surrender value available for loans is also reduced on a pro rata basis for the portion of the policy death benefit accelerated to date but not by more than the accumulated benefit lien amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services Rider/SM/" later in this prospectus. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the insured's 121st birthday. Partial withdrawals are not permitted if you have elected the paid up death benefit guarantee, your policy is on loan extension, or you are receiving monthly benefit payments under the Long Term Care Services/SM/ Rider before coverage is continued under the optional Nonforfeiture Benefit. See "Making withdrawals from your policy" later in this prospectus for more information .

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. You may have to pay surrender charges if you surrender your policy. See "Surrendering your policy for its net cash surrender value" later in this prospectus.

Policy loans, partial withdrawals and policy surrender may have tax consequences. See "Tax information" later in this prospectus for the tax treatment of the various ways in which you can access your money.

RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

..   If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

..   If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any guarantees against termination, paid-up death benefit guarantee or loan extension feature you may have, you could have to pay more premiums to keep your policy from terminating.

..   If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision and any loan extension endorsement you may have.

..   We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in the previous chapter in "Tables of policy charges" under "Risk/benefit summary: Charges and expenses you will pay."

..   There may be adverse tax consequences associated with taking a policy loan or making a partial withdrawal from your policy.

..   You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

..   Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

..   The guarantees we make to you under this policy are supported by MONY
    America's general account and are subject to MONY America's claims paying ability. You should look solely to the financial strength of MONY America for its claims-paying ability.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.

HOW THE INCENTIVELIFE LEGACY(R) III VARIABLE LIFE INSURANCE POLICY IS AVAILABLE

IncentiveLife Legacy(R) III is primarily intended for individuals, businesses and trusts. However, we do not place limitations on its use. Please see "Tax Information" later in this prospectus for more information. IncentiveLife Legacy(R) III is generally available for issue ages 0-85.

  -

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

3. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------


We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. MONY Life Insurance Company of America is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, AXA exercises significant influence over the operations and capital structure of the Company. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies. The Company is solely responsible for paying all amounts owed to you under your policy. The Company is solely responsible for paying all amounts owed to you under your policy.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $577.7 billion in assets as of December 31, 2014. MONY America is licensed to sell life insurance and annuities in forty-nine states (not including
New York), the District of Columbia, and Puerto Rico, and the U.S. Virgin Islands. Our main administrative office is located at 525 Washington Boulevard, Jersey City, NJ 07310.

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.
--------------------------------------------------------------------------------
 BY MAIL:

AT THE POST OFFICE BOX FOR OUR ADMINISTRATIVE OFFICE:


  MONY America -- AXA Life Operations

  P.O. Box 1047
  Charlotte, North Carolina 28201-1047
--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:

AT THE STREET ADDRESS FOR OUR ADMINISTRATIVE OFFICE:


  MONY America -- AXA Life Operations

  8501 IBM Drive, Suite 150
  Charlotte, North Carolina 28262-4333
  1-704-341-7000 (for express delivery purposes only)
--------------------------------------------------------------------------------

 BY PHONE:

Policy information, basic transactions, forms and statements are available 24 hours a day - 7 days a week through AXA Equitable's Interactive Telephone Service.

AXA Equitable's Interactive Telephone Service provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time:
1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

--------------------------------------------------------------------------------
 BY E-MAIL:

  life-service@axa.us.com

--------------------------------------------------------------------------------
 BY FAX:

  1-855-268-6378

--------------------------------------------------------------------------------
 BY INTERNET:

You may register for online account access at www.axa.com or us.axa.com for those outside the U.S. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1)request for our automatic transfer service (our dollar cost averaging service);

(2)request for our asset rebalancing service;

(3)transfers among investment options (if submitted by e-mail);


(4)designation of new policy owner(s);

(5)designation of new beneficiary(ies); and

(6)authorization for transfers by your financial professional.


OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)policy surrenders;

(b)transfers among investment options (not submitted by e-mail);

(c)changes in allocation percentages for premiums and deductions; and

(d)electing the paid up death benefit guarantee.

You can also change your allocation percentages and/or change your address
(1) by toll-free phone and assisted service, (2) over the Inter-net, through axa.com or us.axa.com for those outside the U.S., or (3) by writing our Administrative Office. You can transfer among investment options using (2) and
(3), as described in the previous sentence, only. For more information about transaction requests you can make by phone or over the Inter-net, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

ABOUT OUR MONY AMERICA VARIABLE ACCOUNT K

Each variable investment option is a part (or "subaccount") of our MONY America Variable Account K. We established MONY America Variable Account K under Arizona Insurance Law in 2013. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

legal owner of all of the assets in MONY America Variable Account K and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from MONY America Variable Account K that represent our investments in MONY America Variable Account K or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against MONY America Variable Account K reflect its own investment experience and not the investment experience of MONY America's other assets.

MONY America Variable Account K is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise MONY America or MONY America Variable Account K. Although MONY America Variable Account K is registered, the SEC does not monitor the activity of MONY America Variable Account K on a daily basis. MONY America is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of MONY America Variable Account K available under IncentiveLife Legacy(R) III invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. MONY America Variable Account K immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to MONY America variable accounts in connection with MONY America's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with MONY America. EQ Advisors Trust and AXA Premier VIP Trust also sell their shares to the trustee of a qualified plan for AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate of MONY America. We currently do not foresee any disadvantages to our policy owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policy owners, we will see to it that appropriate action is taken to do so.

YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our MONY America Variable Account K (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policy owners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICY OWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policy owners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in MONY America Variable Account K in the same proportion as the instructions we receive from holders of IncentiveLife Legacy(R) III and other policies that MONY America Variable Account K supports.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

4. About the Portfolios of the Trusts

--------------------------------------------------------------------------------


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG, a wholly owned subsidiary of AXA Equitable, receives management fees and administrative fees in connection with the services it provides to the Portfolios. As such, it may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in other Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy or, in the case of the AXA Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

PORTFOLIOS OF THE TRUSTS


--------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B
 SHARES PORTFOLIO                                                   INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                      SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
--------------------------------------------------------------------------------------------------------------
CHARTER/SM/          Seeks to achieve high total return through a   .   AXA Equitable Funds
  MULTI-SECTOR BOND  combination of current income and capital          Management Group, LLC
                     appreciation.
--------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL    Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds
  CAP GROWTH                                                            Management Group, LLC
--------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL    Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds
  CAP VALUE                                                             Management Group, LLC
--------------------------------------------------------------------------------------------------------------
TARGET 2025          Seeks the highest total return over time       .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total return        Management Group, LLC
                     includes capital growth and income.
--------------------------------------------------------------------------------------------------------------
TARGET 2035          Seeks the highest total return over time       .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total return        Management Group, LLC
                     includes capital growth and income.
--------------------------------------------------------------------------------------------------------------
TARGET 2045          Seeks the highest total return over time       .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total return        Management Group, LLC
                     includes capital growth and income.
--------------------------------------------------------------------------------------------------------------
TARGET 2055          Seeks the highest total return over time       .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total return        Management Group, LLC
                     includes capital growth and income.


-----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                      INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                         SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation and current  .   AXA Equitable Funds
  MODERATE GROWTH -  income, with a greater emphasis on current            Management Group, LLC
  ALT 15             income.
-----------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -   Seeks long-term capital appreciation and current  .   AXA Equitable Funds
  ALT 20             income.                                               Management Group, LLC
-----------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                      INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                         SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation and current  .   AXA Equitable Funds
  AGGRESSIVE - ALT   income, with a greater emphasis on capital            Management Group, LLC
  25                 appreciation.
-------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED      Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------
AXA 500 MANAGED      Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED     Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------
AXA BALANCED         Seeks long-term capital appreciation and current  .   AXA Equitable Funds        (check mark)
  STRATEGY           income.                                               Management Group, LLC
-------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks current income and growth of capital, with  .   AXA Equitable Funds        (check mark)
  GROWTH STRATEGY    a greater emphasis on current income.                 Management Group, LLC
-------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks a high level of current income.             .   AXA Equitable Funds        (check mark)
  STRATEGY                                                                 Management Group, LLC
-------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY    Seeks to achieve long-term capital appreciation   .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and         Management Group, LLC
                     managing volatility in the Portfolio.             .   BlackRock Investment
                                                                           Management, LLC
                                                                       .   Morgan Stanley Investment
                                                                           Management Inc.
                                                                       .   OppenheimerFunds, Inc.
-------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY  Seeks long-term capital appreciation and current  .   AXA Equitable Funds        (check mark)
                     income, with a greater emphasis on capital            Management Group, LLC
                     appreciation.
-------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of capital      .   AXA Equitable Funds        (check mark)
  CORE MANAGED       with an emphasis on risk-adjusted returns and         Management Group, LLC
  VOLATILITY         managing volatility in the Portfolio.             .   BlackRock Investment
                                                                           Management, LLC
                                                                       .   EARNEST Partners, LLC
                                                                       .   Massachusetts Financial
                                                                           Services Company d/b/a
                                                                           MFS Investment Management
                                                                       .   Hirayama Investments, LLC
                                                                       .   WHV Investments
-------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

--------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                       INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                          SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to provide current income and long-term      .   AXA Equitable Funds        (check mark)
  VALUE MANAGED      growth of income, accompanied by growth of             Management Group, LLC
  VOLATILITY         capital with an emphasis on risk-adjusted          .   BlackRock Investment
                     returns and managing volatility in the Portfolio.      Management, LLC
                                                                        .   Northern Cross, LLC
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE   Seeks to achieve long-term growth of capital       .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and          Management Group, LLC
                     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Capital Guardian Trust
                                                                            Company
                                                                        .   Institutional Capital LLC
                                                                        .   Thornburg Investment
                                                                            Management, Inc.
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP        Seeks to provide long-term capital growth with     .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED     an emphasis on risk-adjusted returns and               Management Group, LLC
  VOLATILITY         managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Marsico Capital
                                                                            Management, LLC
                                                                        .   T. Rowe Price Associates,
                                                                            Inc.
                                                                        .   Wells Capital Management,
                                                                            Inc.
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE  Seeks to achieve long-term growth of capital       .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and      .   AXA Equitable Funds
                     managing volatility in the Portfolio.                  Management Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Massachusetts Financial
                                                                            Services Company d/b/a
                                                                            MFS Investment Management
--------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE    Seeks to achieve long-term capital appreciation    .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and          Management Group, LLC
                     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Diamond Hill Capital
                                                                            Management, Inc.
                                                                        .   Wellington Management
                                                                            Company, LLP
--------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH  Seeks long-term capital appreciation and current   .   AXA Equitable Funds        (check mark)
  STRATEGY           income, with a greater emphasis on current             Management Group, LLC
                     income.
--------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP     Seeks to achieve long-term growth of capital.      .   AllianceBernstein L.P.
  GROWTH/(2)/
--------------------------------------------------------------------------------------------------------------------
AXA/LOOMIS SAYLES    Seeks to achieve capital appreciation.             .   Loomis, Sayles & Company,
  GROWTH                                                                    L.P.
--------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC   Seeks to achieve capital appreciation and          .   BlackRock Investment
  VALUE EQUITY       secondarily, income.                                   Management, LLC
--------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                          INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                             SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
---------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS   Seeks a combination of growth and income to           .   Boston Advisors, LLC
  EQUITY INCOME      achieve an above-average and consistent total
                     return.
---------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY  Seeks to achieve long-term capital appreciation.      .   Calvert Investment
  RESPONSIBLE                                                                  Management Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN  Seeks to achieve long-term growth of capital.         .   Capital Guardian Trust
  RESEARCH                                                                     Company
---------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before expenses       .   AllianceBernstein L.P.
  INDEX              that approximates the total return performance
                     of the Russell 3000(R) Index, including
                     reinvestment of dividends, at a risk level
                     consistent with that of the Russell 3000(R) Index.
---------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses       .   SSgA Funds Management,
                     that approximates the total return performance of         Inc.
                     the Barclays Intermediate U.S. Government/Credit
                     Index, including reinvestment of dividends, at a
                     risk level consistent with that of the Barclays
                     Intermediate U.S. Government/Credit Index.
---------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses       .   AllianceBernstein L.P.
                     that approximates the total return performance
                     of the Standard & Poor's 500 Composite Stock
                     Price Index, including reinvestment of dividends,
                     at a risk level consistent with that of the
                     Standard & Poor's 500 Composite Stock Price
                     Index.
---------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS     Seeks to achieve capital appreciation.                .   GAMCO Asset Management,
  AND ACQUISITIONS                                                             Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL       Seeks to maximize capital appreciation.               .   GAMCO Asset Management,
  COMPANY VALUE                                                                Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS  Seeks to achieve capital growth and current           .   AXA Equitable Funds
                     income.                                                   Management Group, LLC
                                                                           .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   First International
                                                                               Advisors, LLC
                                                                           .   Wells Capital Management,
                                                                               Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses       .   AXA Equitable Funds
  GOVERNMENT BOND    that approximates the total return performance of         Management Group, LLC
                     the Barclays Intermediate U.S. Government Bond        .   SSgA Funds Management,
                     Index, including reinvestment of dividends, at a          Inc.
                     risk level consistent with that of the Barclays
                     Intermediate U.S. Government Bond Index.
---------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses)     .   AllianceBernstein L.P.
  EQUITY INDEX       that approximates the total return performance of
                     a composite index comprised of 40% DJ EURO
                     STOXX 50 Index, 25% FTSE 100 Index, 25%
                     TOPIX Index, and 10% S&P/ASX 200 Index,
                     including reinvestment of dividends, at a risk level
                     consistent with that of the composite index.
---------------------------------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK  Seeks to achieve capital growth and income.           .   Invesco Advisers, Inc.
---------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                           INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                              SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital appreciation.       .   J.P. Morgan Investment
  OPPORTUNITIES                                                                 Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses        .   AllianceBernstein L.P.
  INDEX              that approximates the total return performance of
                     the Russell 1000(R) Growth Index, including
                     reinvestment of dividends at a risk level consistent
                     with that of the Russell 1000(R) Growth Index.
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses        .   SSgA Funds Management,
  INDEX              that approximates the total return performance of          Inc.
                     the Russell 1000(R) Value Index, including
                     reinvestment of dividends, at a risk level consistent
                     with that of the Russell 1000(R) Value Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.                 .   Massachusetts Financial
  INTERNATIONAL                                                                 Services Company d/b/a
  GROWTH                                                                        MFS Investment Management
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that   .   SSgA Funds Management,
                     approximates the total return performance of the           Inc.
                     Standard & Poor's Mid Cap 400 Index, including
                     reinvestment of dividends, at a risk level consistent
                     with that of the Standard & Poor's Mid Cap 400
                     Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income,        .   The Dreyfus Corporation
                     preserve its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                       .   Morgan Stanley Investment
  MID CAP GROWTH                                                                Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA       Seeks to generate a return in excess of                .   Pacific Investment
  SHORT BOND         traditional money market products while                    Management Company LLC
                     maintaining an emphasis on preservation of
                     capital and liquidity.
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent        .   AllianceBernstein L.P.
                     with moderate risk to capital.                         .   AXA Equitable Funds
                                                                                Management Group, LLC
                                                                            .   Pacific Investment
                                                                                Management Company LLC
----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before      .   AllianceBernstein L.P.
  INDEX              expenses) the total return of the Russell 2000(R)
                     Index.
----------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital appreciation        .   T. Rowe Price Associates,
  GROWTH STOCK       and secondarily, income.                                   Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND    Seeks to achieve total return through capital          .   UBS Global Asset
  INCOME             appreciation with income as a secondary                    Management (Americas) Inc.
                     consideration.
----------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO       Seeks to achieve long-term capital growth.             .   Wells Capital Management,
  OMEGA GROWTH                                                                  Inc.
----------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                      INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                         SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.     .   AXA Equitable Funds
  AGGRESSIVE EQUITY                                                        Management Group, LLC
                                                                       .   AllianceBernstein L.P.
                                                                       .   ClearBridge Investments,
                                                                           LLC
                                                                       .   Marsico Capital
                                                                           Management, LLC
                                                                       .   Scotia Institutional
                                                                           Asset Management US, Ltd.
                                                                       .   T. Rowe Price Associates,
                                                                           Inc.
                                                                       .   Westfield Capital
                                                                           Management Company, L.P.
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high current        .   AXA Equitable Funds
  BOND               income and capital appreciation, consistent with      Management Group, LLC
                     a prudent level of risk.                          .   BlackRock Financial
                                                                           Management, Inc.
                                                                       .   DoubleLine Capital LP
                                                                       .   Pacific Investment
                                                                           Management Company LLC
                                                                       .   SSgA Funds Management,
                                                                           Inc.
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital.     .   AXA Equitable Funds
  CAP GROWTH                                                               Management Group, LLC
                                                                       .   AllianceBernstein L.P.
                                                                       .   BlackRock Investment
                                                                           Management, LLC
                                                                       .   Franklin Advisers, Inc.
                                                                       .   Wellington Management
                                                                           Company, LLP
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital.     .   AXA Equitable Funds
  CAP VALUE                                                                Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
                                                                       .   Diamond Hill Capital
                                                                           Management, Inc.
                                                                       .   Knightsbridge Asset
                                                                           Management, LLC
                                                                       .   Lord, Abbett & Co. LLC
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.     .   AXA Equitable Funds
  TECHNOLOGY                                                               Management Group, LLC
                                                                       .   Allianz Global Investors
                                                                           U.S. LLC
                                                                       .   SSgA Funds Management,
                                                                           Inc.
                                                                       .   Wellington Management
                                                                           Company, LLP
-----------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

------------------------------------------------------------------------------------------------------------
 AIM VARIABLE
 INSURANCE FUNDS
 (INVESCO VARIABLE
 INSURANCE                                                                    INVESTMENT MANAGER
 FUNDS) - SERIES II                                                           (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                APPLICABLE)
------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL  The fund's investment objective is total return through  .   Invesco Advisers, Inc.
  REAL ESTATE FUND   growth of capital and current income.                    .   Invesco Asset Management
                                                                                  Limited
------------------------------------------------------------------------------------------------------------
INVESCO V.I.         The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  INTERNATIONAL      capital.
  GROWTH FUND
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID     The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  CAP CORE EQUITY    capital.
  FUND
------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL   The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  CAP EQUITY FUND    capital.

---------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY
 VARIABLE
 PORTFOLIOS, INC. -
 CLASS II                                                                  INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                             SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP  The fund seeks long-term capital growth. Income is a  .   American Century
  MID CAP VALUE FUND secondary objective.                                      Investment Management,
                                                                               Inc.

------------------------------------------------------------------------------------------------------------
 AMERICAN FUNDS
 INSURANCE SERIES(R)
 PORTFOLIO NAME -                                                             INVESTMENT MANAGER (OR
 CLASS 4 SHARES       OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
GLOBAL SMALL          The fund's investment objective is to provide you with  .   Capital Research and
  CAPITALIZATION      long-term growth of capital.                                Management Company
  FUND/SM/
------------------------------------------------------------------------------------------------------------
NEW WORLD FUND(R)     The fund's investment objective is long-term capital    .   Capital Research and
                      appreciation.                                               Management Company
------------------------------------------------------------------------------------------------------------

 FIDELITY(R)
 VARIABLE INSURANCE
 PRODUCTS (VIP) -
 SERVICE CLASS 2                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                         AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks long-term capital appreciation.             Fidelity Management &
  CONTRAFUND(R)                                                           Research Company (FMR)
  PORTFOLIO
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks high total return through a combination of  Fidelity Management &
  GROWTH & INCOME    current income and capital appreciation.             Research Company (FMR)
  PORTFOLIO
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID  Seeks long-term growth of capital.                Fidelity Management &
  CAP PORTFOLIO                                                           Research Company (FMR)

-----------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON
 VARIABLE
 INSURANCE PRODUCTS                                                           INVESTMENT MANAGER (OR
 TRUST - CLASS 2                                                              SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
FRANKLIN MUTUAL      The Fund's principal investment goal is capital          Franklin Mutual Advisers, LLC
  SHARES VIP FUND    appreciation. Its secondary goal is income.
-----------------------------------------------------------------------------------------------------------------
FRANKLIN RISING      Seeks long-term capital appreciation, with preservation  Franklin Advisory Services, LLC
  DIVIDENDS VIP FUND of capital as an important consideration.
-----------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP   Seeks long-term total return.                            Franklin Advisory Services, LLC
  VALUE VIP FUND
-----------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC   The Fund's principal investment goal is to seek a high   Franklin Advisers, Inc.
  INCOME VIP FUND    level of current income. Its secondary goal is capital
                     appreciation over long term.
-----------------------------------------------------------------------------------------------------------------
TEMPLETON            Seeks long-term capital appreciation.                    Templeton Asset Management
  DEVELOPING                                                                     Ltd.
  MARKETS VIP FUND
-----------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL     Seeks high current income, consistent with preservation  Franklin Advisers, Inc.
  BOND VIP FUND      of capital. Capital appreciation is a secondary
                     consideration.
-----------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH     Seeks long-term capital growth.                          Templeton Global Advisors
  VIP FUND                                                                       Limited

-------------------------------------------------------------------------------------
 GOLDMAN SACHS
 VARIABLE
 INSURANCE TRUST -                                          INVESTMENT MANAGER (OR
 SERVICE SHARES                                             SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                              AS APPLICABLE)
-------------------------------------------------------------------------------------
GOLDMAN SACHS VIT    Seeks long-term capital appreciation.  Goldman Sachs Asset
  MID CAP VALUE FUND                                           Management, L.P.
-------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------------------------------------------------------------------
 IVY FUNDS VARIABLE
 INSURANCE                                                                     INVESTMENT MANAGER
 PORTFOLIOS                                                                    (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                 APPLICABLE)
---------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY To seek to provide capital growth and appreciation.       .   Waddell & Reed Investment
                                                                                   Management Company
                                                                                   (WRIMCO)
---------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH   To seek to provide total return through a combination of  .   Waddell & Reed Investment
  INCOME             high current income and capital appreciation.                 Management Company
                                                                                   (WRIMCO)
---------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID    To seek to provide growth of capital.                     .   Waddell & Reed Investment
  CAP GROWTH                                                                       Management Company
                                                                                   (WRIMCO)
---------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP        To seek to provide growth of capital.                     .   Waddell & Reed Investment
  SCIENCE AND                                                                      Management Company
  TECHNOLOGY                                                                       (WRIMCO)
---------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL  To seek to provide growth of capital.                     .   Waddell & Reed Investment
  CAP GROWTH                                                                       Management Company
                                                                                   (WRIMCO)

--------------------------------------------------------------------------------------------
 LAZARD RETIREMENT
 SERIES, INC.                                               INVESTMENT MANAGER
 - SERVICE SHARES                                           (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                              APPLICABLE)
--------------------------------------------------------------------------------------------
LAZARD RETIREMENT    Seeks long-term capital appreciation.  .   Lazard Asset Management
  EMERGING MARKETS                                              LLC
  EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------

 MFS(R) VARIABLE
 INSURANCE TRUSTS                                                        INVESTMENT MANAGER
 - SERVICE CLASS                                                         (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                           APPLICABLE)
---------------------------------------------------------------------------------------------------------
MFS(R)               The fund's investment objective is to seek capital  .   Massachusetts Financial
  INTERNATIONAL      appreciation.                                           Services Company
  VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS     The fund's investment objective is to seek capital  .   Massachusetts Financial
  TRUST SERIES       appreciation.                                           Services Company
---------------------------------------------------------------------------------------------------------
MFS(R)               The fund's investment objective is to seek capital  .   Massachusetts Financial
  MASSACHUSETTS      appreciation.                                           Services Company
  INVESTORS GROWTH
  STOCK
  PORTFOLIO/(3)/
---------------------------------------------------------------------------------------------------------

 PIMCO VARIABLE
 INSURANCE TRUST                                                                   INVESTMENT MANAGER
 - ADVISOR CLASS                                                                   (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME          OBJECTIVE                                                 APPLICABLE)
-------------------------------------------------------------------------------------------------------------------
PIMCO                    Seeks maximum real return consistent with prudent         .   Pacific Investment
  COMMODITYREALRETURN(R) investment management.                                        Management Company LLC
  STRATEGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
PIMCO REAL RETURN        Seeks maximum real return, consistent with preservation   .   Pacific Investment
  PORTFOLIO              of real capital and prudent investment management.            Management Company LLC
-------------------------------------------------------------------------------------------------------------------
PIMCO TOTAL RETURN       Seeks maximum total return, consistent with preservation  .   Pacific Investment
  PORTFOLIO              of capital and prudent investment management.                 Management Company LLC
-------------------------------------------------------------------------------------------------------------------

 T. ROWE PRICE                                                                    INVESTMENT MANAGER
 EQUITY SERIES,                                                                   (OR SUB-ADVISER(S), AS
 INC. PORTFOLIO NAME  OBJECTIVE                                                   APPLICABLE)
------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE         Seeks a high level of dividend income as well as long-term  .   T. Rowe Price Associates,
  EQUITY INCOME       capital growth primarily through investments in stocks.         Inc.
  PORTFOLIO - II

----------------------------------------------------------------------------------------------------------------
 VAN ECK VIP TRUST
 - S CLASS                                                                      INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                  SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL   Seeks long-term capital appreciation by investing          .   Van Eck Associates
  HARD ASSETS FUND   primarily in hard asset securities. Income is a secondary      Corporation
                     consideration.
----------------------------------------------------------------------------------------------------------------

(1)This Portfolio will be available on or about May 22, 2015, subject to regulatory approval.
(2)This information reflects the Portfolio's name change effective on or about May 22, 2015, subject to regulatory approval. The Portfolio's current name is EQ/AllianceBernstein Small Cap Growth.
(3)This Portfolio is the "surviving Portfolio" in the planned merger of MFS(R) Investors Growth Stock Series (the "replaced Portfolio") which occurred earlier this year. The name of the surviving Portfolio will be reflected on MONY America's system on or about May 22, 2015.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-777-6510 (FOR U.S. RESIDENTS) OR 1-704-341-7000 (OUTSIDE OF THE U.S.).

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

5. Determining your policy's value

--------------------------------------------------------------------------------

YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than in (iii)), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the investment options). See "Borrowing from your policy" later in this prospectus. Your "net policy account value" is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our "Guaranteed Interest Account.") Your policy account value is subject to certain charges discussed in "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.

The account value of policy amounts transferred to the Market Stabilizer Option(R), if applicable, is calculated as described in the separate Market Stabilizer Option(R) prospectus.

--------------------------------------------------------------------------------
YOUR POLICY ACCOUNT VALUE WILL BE CREDITED WITH THE SAME RETURNS AS ARE
ACHIEVED BY THE PORTFOLIOS THAT YOU SELECT AND INTEREST CREDITED ON AMOUNTS IN THE GUARANTEED INTEREST OPTION, AND IS REDUCED BY THE AMOUNT OF CHARGES WE DEDUCT UNDER THE POLICY.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.


The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see "How we allocate charges among your investment options" earlier in this prospectus.


YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 1.5% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

                        DETERMINING YOUR POLICY'S VALUE

6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
YOU CAN TRANSFER AMONG OUR VARIABLE INVESTMENT OPTIONS AND INTO OUR GUARANTEED INTEREST OPTION.
--------------------------------------------------------------------------------


After your policy's Allocation Date, you can transfer amounts from one investment option to another. Unless either the paid up death benefit guarantee is in effect, there are no restrictions on transfers into or out of the guaranteed interest option. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the paid up death benefit guarantee is in effect. For more information, see "Paid up death benefit guarantee" in "More information about policy features and benefits." If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.


Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

CURRENT UNRESTRICTED TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter, you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option until further notice.

See the "How to make transfers" section below on how you can request a transfer. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day.

Please note that the ability to make unrestricted transfers from the guaranteed interest option does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy.

If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

HOW TO MAKE TRANSFERS


INTERNET TRANSFERS. Generally, you can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our axa.com or us.axa.com (for those outside the U.S.) websites and registering for online account access. This service may not always be available. The restrictions relating to transfers are described below.


ONLINE TRANSFERS. You can make transfers by following one of two procedures:


..   For individually owned policies for which you are the owner, by logging onto our website, described under "By Internet" in "How to reach us" earlier in this prospectus; or

..   For corporation and trust owned policies, we require a special authorization form to obtain access. The form is available on our website www.axa.us.com or us.axa.com for those outside the U.S., or by contacting our Administrative office.


For more information, see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.


TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office. We require a written request for jointly owned policies.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
USING THE AUTOMATIC TRANSFER SERVICE DOES NOT GUARANTEE THAT YOU WILL EARN A PROFIT OR BE PROTECTED AGAINST LOSSES.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.


This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time by sending a written request to our Administrative office. You

             TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS may not simultaneously participate in the asset rebalancing service and the automatic transfer service.


We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Certain investment options, such as the guaranteed interest option, are not available investment options with the asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension.

             TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long Term Care Services/SM/ Rider. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus. See "Your option to receive a terminal illness living benefit" below. The minimum loan amount generally is $500.

--------------------------------------------------------------------------------
YOU CAN USE POLICY LOANS TO OBTAIN FUNDS FROM YOUR POLICY WITHOUT SURRENDER CHARGES OR, IN MOST CASES, PAYING CURRENT INCOME TAXES. HOWEVER, THE BORROWED AMOUNT IS NO LONGER CREDITED WITH THE INVESTMENT RESULTS OF ANY OF OUR INVESTMENT OPTIONS UNDER THE POLICY.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

..   you cannot make transfers or withdrawals of the collateral;

..   we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option; and

..   the collateral is not available to pay policy charges.


When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.


LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of
(a) 2.5% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 2.5% for the first fifteen policy years and 1.5% thereafter. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 1.5% and that the differential will not exceed 1%.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.


EFFECTS OF A POLICY LOAN. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee to become unavailable.


A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of a policy loan.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments unless the policy has lapsed and the payment is received during the 61-day grace period. See "Policy "lapse" and termination" in "The minimum amount of premiums you must pay" under "Risk/benefit summary: Policy features, benefits and risks" for

                             ACCESSING YOUR MONEY
more information. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long Term Care Services/SM/ Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

If you are to receive monthly benefit payments under the Long Term Care Services/SM/ Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.


If the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.


LOAN EXTENSION (FOR GUIDELINE PREMIUM TEST POLICIES ONLY)

Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There is no additional charge for the loan extension feature. Your policy will automatically be placed on "loan extension," if at the beginning of any policy month on or following the policy anniversary nearest the insured person's 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

..   The net policy account value is not sufficient to cover the monthly deductions then due;

..   The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or
    (b) the initial base policy face amount;

..   You have selected Death Benefit Option A;

..   You have not received a payment under either the living benefits rider or the Long Term Care Services/SM/ Rider;

..   The policy is not in a grace period; and

..   No current or future distributions will be required to be paid from the policy to maintain its qualification as "life insurance" under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

..   We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

..   Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

..   Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

..   No additional loans or partial withdrawals may be requested.

..   No changes in face amount or death benefit option may be requested.

..   No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.

..   All additional benefit riders and endorsements will terminate, including the Long Term Care Services/SM/ Rider.

..   The paid up death benefit guarantee if applicable, may not be elected.

..   The policy will not thereafter lapse for any reason.

On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining the transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.

If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a)The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured's death, multiplied by a percentage shown in your policy;

(b)The outstanding loan and accrued loan interest, plus $10,000; or

(c)The base policy face amount on the date of death.

Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 121,

                             ACCESSING YOUR MONEY
provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long Term Care Services/SM/ Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long Term Care Services/SM /Rider and selected death benefit Option A, a partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. If you selected death benefit Option B, the current long-term care specified amount will not be reduced. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus. We will not deduct a charge for making a partial withdrawal.


--------------------------------------------------------------------------------
YOU CAN WITHDRAW ALL OR PART OF YOUR POLICY'S NET CASH SURRENDER VALUE,
ALTHOUGH YOU MAY INCUR TAX CONSEQUENCES BY DOING SO.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below $100,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.


The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for those guarantees.


You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see "Paid up death benefit guarantee" in "More information about policy features and benefits."

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE


Upon written request satisfactory to us, you can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed "terminal illness living benefits," and further reduced for any monthly benefit payments made under the Long Term Care Services/SM/ Rider (see "Other benefits you can add by rider:
Long Term Care Services/SM/ Rider" later in this prospectus), and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.


Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.

YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by MONY America or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit on account of terminal illness , the Long Term Care Services/SM/ Rider for chronic illness benefits, if elected and before continuation of coverage under any Nonforfeiture Benefit, will terminate and no further benefits will be payable under the Long Term Care Services/SM/ Rider. Long Term Care Services/SM/ Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
YOU CAN ARRANGE TO RECEIVE A "LIVING BENEFIT" IF THE INSURED PERSON BECOMES TERMINALLY ILL.
--------------------------------------------------------------------------------

                             ACCESSING YOUR MONEY

8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An IncentiveLife Legacy(R) III policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. The following discussion assumes that the policies meet these requirements and, therefore, that generally:

..   the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

..   increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

The IRS, however, could disagree with our position such that certain tax consequences could be other than as described. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."

TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER; IMPACT OF CERTAIN POLICY CHANGES AND TRANSACTIONS)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy's face amount or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of cash surrender value that may be maintained under the policy. In some cases, a change may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. These tax rules may also result in a higher death benefit applying, not withstanding a requested decrease in face amount. See "Changes we can make" later in this prospectus.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

                                TAX INFORMATION

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

POLICY LOANS. Policy loans can cause taxable income upon the termination of a policy with no cash payout. In the case of a surrender, the loan amount is taken into account in determining any taxable amount and such income can also exceed the payment received. These events can occur from potential situations which include: (1) amount of outstanding policy debt (loans taken plus unpaid interest amounts added to the outstanding loan) at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value;
(3) increasing monthly policy charges due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if an adjustable policy loan rate is in effect.

Ideally a policy loan will be paid from income tax free death benefit proceeds if your policy is kept in force until the death of the insured. To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax advisor at least annually, and take appropriate preventative action. As indicated above, in the case of a policy that is a modified endowment contract ("MEC"), any loan will be treated as a distribution when made, and thus may be taxable at such time.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by MONY America (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2,
(ii) distributions in the case of a disability (as defined in the Code) or
(iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

POLICY CHANGES. Changes made to a life insurance policy, for example, a decrease in benefits, a Death Benefit Option change, or the termination or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. This action may be required under the tax law even though the policy may not be sufficiently funded to keep it in force for a desired duration. In some cases, premium payments for a policy year could be limited to the amount needed to keep the policy in force until the end of the policy year. You should carefully go over the implications of any policy changes with your advisor before making a change.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase .of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

TAX TREATMENT OF LIVING BENEFITS RIDER OR LONG TERM CARE SERVICES/SM/ RIDER UNDER A POLICY WITH THE APPLICABLE RIDER

LIVING BENEFITS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated

                                TAX INFORMATION
death benefit. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill under section 101(g) of the Code and can qualify for this income tax exclusion.

If the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer.

LONG-TERM CARE SERVICES/SM/ RIDER. Benefits received under the Long-Term Care Services/SM/ Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. Receipt of these benefits may be taxable and may reduce your investment in the policy. Generally the income exclusion for all long-term care type payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act ("HIPAA") per day limit or actual costs incurred by the taxpayer on behalf of the insured person.


The Long-Term Care Services/SM/ Rider is intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code. Charges for the Long-Term Care Services/SM/ Rider are generally not considered deductible for income tax purposes. Assuming the rider qualifies as intended, charges will reduce your investment in the policy for income tax purposes (not below zero) and will not be taxable. Please see the "States where certain policy features and/or benefits are not available or may vary" Appendix later in this prospectus for more information on state variations.


Any adjustments made to your policy death benefit, face amount and other values as a result of Long-Term Care Services/SM/ Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.


It is not clear whether the exclusion for accelerated death benefits on account of chronically-ill insureds applies to benefits under a qualified long-term care insurance policy for owners whose insurable interests arise from business-type policies. Please see the "States where certain policy features and/or benefits are not available or may vary" Appendix later in this prospectus for more information on state variations.


UNDER EITHER RIDER, if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee directly to their provider of medical care.

BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax law imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy, otherwise benefits may lose their tax favored treatment.


The rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. Proposals, if enacted, could narrow the exception unless the policy is grandfathered.


The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation

                                TAX INFORMATION
is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements, though no assurances can be given in this regard.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $5 million indexed for inflation ($5.43 million in 2015). A portability rule generally permits a surviving spouse to elect to carryover the unused portion of their deceased spouse's exclusion amount.

Certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions, as well as for certain gifts per recipient per year ($14,000 for 2015).


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for exam ple, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals are generally allowed an aggregate generation-skipping tax exemption of the same $5 million amount discussed above for estate and gift taxes, but without portability.

The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

If this policy is being purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


3.8% TAX ON NET INVESTMENT INCOME OR "NII"

The 3.8% Medicare tax on certain unearned income of taxpayers whose adjusted incomes exceed certain thresholds applies to all or part of a taxpayer's NII. As currently interpreted under IRS guidelines, NII includes the taxable portion of an annuitized payment from a life


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                                TAX INFORMATION

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insurance contract. It has not been defined to include taxable amounts from partial withdrawals, surrenders or lapses of life insurance policies subject to loans. You should consult your tax advisor as to the applicability of this tax to you.

OUR TAXES

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction. For Puerto Rico and other jurisdictions, income is considered U.S.-source income. We anticipate requiring owners or beneficiaries in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income beginning in 2014.


Even though this section in the prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies beginning in 2014 to certain U.S.-source payments require the Company and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, in future years FATCA and related rules may require us to document the status of certain policyholders, as well as report policy account values and other information for such policyholders. For this reason the Company and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments and disbursements. FATCA and its related guidance are extraordinarily complex and its effect varies considerably by type of payer, type of payee and type of recipient.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, a President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules including certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. More recently, in connection with deficit reduction and tax reform, proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include new rules for testing for policies issued on a special risk class basis. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies. As explained later under "Cost of insurance charge," the policy charges and tax qualification are based upon 2001 Commissioner's Standard Ordinary (CSO) tables. New tables may be developed in the future and apply to new policies. Certain safe harbors may be available under federal tax rules to permit certain policy changes without losing the ability to use 2001 CSO based tables for testing. If we determine that certain future changes to your policy would cause it to lose its ability to be tax tested under the 2001 CSO mortality tables, we intend to refuse such transactions which might have otherwise been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 2001 CSO based tables.

OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policy owner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policy owner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine

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                                TAX INFORMATION

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would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policy owner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of MONY America Variable Account K, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policy owners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policy owners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of MONY America Variable Account K.

  -


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                                TAX INFORMATION

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9. More information about policy features and benefits

--------------------------------------------------------------------------------


GUARANTEE PREMIUM TEST FOR THE NO LAPSE GUARANTEE

We offer a guarantee against policy lapse that depends on your having paid specified amounts of premiums. We refer to this guarantee as our "no lapse guarantee" and you can read more about it in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary:
Policy features, benefits and risks," earlier in this Prospectus.

GUARANTEE PREMIUM TEST. If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date less any partial withdrawals (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for the no lapse guarantee and guarantee premiums for any optional benefit riders (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that any policy loan and accrued loan interest does not exceed the policy account value and provided that one of the guarantees is still in effect.

GUARANTEE PREMIUMS. The amounts of the monthly guarantee premiums for the no lapse guarantee are set forth in your policy. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period beyond its original number of years.


PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

..   the insured's attained age is not more than 120;

..   you have death benefit Option A in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

..   we are not waiving monthly charges under the terms of a disability waiver rider;

..   you have not received any payment under a living benefits rider or under the Long Term Care Services/SM/ Rider;

..   the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

..   the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

..   the policy is not on loan extension. (For more information about loan extension, see "Accessing your money" earlier in this prospectus;

..   the election would not reduce the face amount (see below) below $100,000;

..   no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and


..   You agree to re-allocate your fund values to the guaranteed interest option and the AXA Strategic Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See "Restrictions on allocations and transfers," below).


The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate, except for any charitable legacy rider or living benefits rider providing benefits for terminal illness. The policy's net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

If you elect the paid up death benefit guarantee, the Long-Term Care Services/SM/ Rider will automatically terminate subject to any Nonforfeiture Benefit, if elected.

Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care Services/SM/ Rider before continuation of coverage under any Nonforfeiture Benefit.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the

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longer your policy is in force. We will decline your election if the new face amount would be less than $100,000.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)" under "Tax information."


RESTRICTIONS ON ALLOCATIONS AND TRANSFERS. While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the AXA Strategic Allocation investment options. (See "About the Portfolios of the Trusts" for the listing of AXA Strategic Allocation investment options.) For information about restrictions on transfers to the Market Stabilizer Option(R) if the paid up death benefit guarantee is in effect, see the separate supplement accompanying this prospectus. When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our AXA Strategic Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.


OTHER EFFECTS OF THIS GUARANTEE. After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

..   premium payments

..   partial withdrawals

..   changes to the policy's face amount or death benefit option

..   any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See "Tax treatment of distributions to you" under "Tax information" earlier in this prospectus.)


TERMINATION OF THIS GUARANTEE. You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy's grace period provision. The guarantee will also terminate if we make payment under the living benefits rider or the Long-Term Care Services/SM/ Rider. If the guarantee terminates for any reason, it cannot be restored at a later date.


OTHER BENEFITS YOU CAN ADD BY RIDER

When you purchase this policy, you may be eligible for the following other optional benefits we currently make available by rider:


..   Long-Term Care Services/SM/ Rider -- Described below.


..   disability deduction waiver -- This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured's 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured's age 65 or the termination of disability. Issue ages are 0-59. However coverage is not provided until the insured's fifth birthday. The maximum amount of coverage is $3,000,000 for all MONY America and affiliates' policies in-force and applied for.


..   option to purchase additional insurance -- This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0-37. The maximum amount of coverage is $100,000 for all MONY America and affiliates' policies in-force and applied for.


..   children's term insurance -- This rider provides term insurance on the lives of the insured's children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for all MONY America and affiliates' policies in-force and applied for.

..   charitable legacy rider-Described below.

We add the following benefits automatically at no charge to each eligible policy:

..   substitution of insured person rider -- (see "You can change your policy's insured person" under "More information about procedures that apply to your policy.")

..   living benefits rider -- (see "Your option to receive a terminal illness living benefit" under "Accessing your money.")

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..   paid up death benefit guarantee -- (see "Paid up death benefit guarantee"
    earlier in this section).

..   loan extension endorsement -- (see "Loan extension (for guideline premium test policies only)" under "Accessing your money.")

MONY America or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.



This rider cannot be reinstated once it has been terminated.


LONG-TERM CARE SERVICES/SM/ RIDER. (PLEASE SEE APPENDIX II LATER IN THIS PROSPECTUS FOR RIDER VARIATIONS.) The rider provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care./(1)/ Benefits accelerated under this rider will be treated as a lien against the policy death benefit unless benefits are being paid under the optional Nonforfeiture Benefit. While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.


An individual qualifies as "chronically ill" if he has been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services in accordance with a plan of care; 2) proof that the "elimination period," as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured person is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care. Otherwise, unless earlier terminated due to a change in status of the insured or payout of the maximum total benefit amount, benefit payments will terminate at the end of the twelve month period. We also, at our own expense, may have the insured person examined as often as we may reasonably require during a period of coverage. This rider may not cover all of the costs associated with long-term care services during the insured person's period of coverage.

The monthly rate charged for this rider varies based on the insured person's sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected and whether you selected the rider with or without the optional Nonforfeiture Benefit. See "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus for more information on the charges we deduct for this rider.
----------
(1)For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form.

If the net policy value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. While monthly benefits under the Long-Term Care Services/SM/ Rider are being paid, we will waive the monthly charge for the Long-Term Care Services/SM/ Rider.

We will pay up to the maximum total benefit for qualified long-term care services for the insured person for the duration of a period of coverage. During any period of coverage, the maximum total benefit is determined as of the first day of that period of coverage.

For policies with death benefit Option A, the maximum total benefit is equal to the current long-term care specified amount. For policies with death benefit Option A, the initial long term care specified amount is equal to the face amount of the base policy at issue multiplied by the acceleration percentage. You can select an acceleration percentage between 20% and 100%, subject to the minimum initial long-term care specified amount of $100,000.

For policies with death benefit Option B, the maximum total benefit is equal to the current long-term care specified amount, plus the policy account value. For policies with death benefit Option B, the initial long term care specified amount is equal to the face amount of the base policy multiplied by 100%. You do not select an acceleration percentage.

During any Period of coverage (see below), the maximum Total Benefit is determined as of the first day of that Period of coverage.

The initial long-term care specified amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount may reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount multiplied by the acceleration percentage selected, or (b) the long-term care specified amount immediately prior to the face amount decrease. If you selected death benefit Option A, any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the amount of the withdrawal. If you selected death benefit Option B, the current long-term care specified amount will not be reduced.


The maximum monthly benefit is the maximum amount we or an affiliated company will pay in a month for qualified long-term care services for the insured person. Affiliates include AXA Equitable, AXA Equitable Life and Annuity Company, and U.S. Financial Life Insurance Company. The maximum monthly benefit payment amount that you can purchase from the issuer and its affiliates is limited to $50,000 per month, per insured person. At issue, the maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage selected. After that, the maximum monthly benefit is equal to the maximum total benefit as of the first day of the first period of coverage, or on the date coverage under the Nonforfeiture Benefit begins, if earlier, multiplied by the benefit percentage selected.


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Each month, the monthly benefit payment (a portion of which will be applied to repay any outstanding policy loan) for qualified long-term care services for the insured person is the lesser of:

1. the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

2. the monthly equivalent of 200% of the per day limit allowed by the Health Insurance Portability and Accountability Act or "HIPAA." (We reserve the right to increase this percentage.) To find out the current per day limit allowed by HIPAA, go to www.irs.gov. We may also include this information in your policy's annual report.

We will pay a proportionate amount of the monthly benefit payment for services rendered for less than a full month.

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage. We deduct the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. We also reduce the cash surrender value, as described below.

.. ELIMINATION PERIOD. The Long-Term Care Services/SM/ Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. If the elimination period is not satisfied within this time period, you must submit a new claim for benefits under this rider. This means that a new elimination period of 90 days must be satisfied within a new 24 month period. The elimination period must be satisfied only once while this rider is in effect.

.. PERIOD OF COVERAGE. The period of coverage is the period of time during which the insured person receives services that are covered under the Long-Term Care Services/SM/ Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

1. the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

2. the date we discover the insured person is no longer receiving Qualified Long-Term Care Services in accordance with the Plan of Care written for that Period of Coverage;

3. the date you request that we terminate benefit payments under this rider;

4. the date the accumulated benefit lien amount equals the maximum total benefit (or if your coverage is continued as a Nonforfeiture benefit, the date the maximum total Nonforfeiture benefit has been paid out);

5. the date you surrender the policy (except to the extent of any Nonforfeiture Benefit you may have under the rider);

6. the date we make a payment under the living benefits rider (for terminal illness) if it occurs before coverage is continued as a Nonforfeiture Benefit; or

7. the date of death of the insured person.

During a period of coverage before coverage is continued as a Nonforfeiture
Benefit:

1. Partial withdrawals, face amount decreases and premium payments are not permitted.

2. The policy death benefit will not be less than the maximum total benefit.

3. Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment--including any loan repayment. The accumulated benefit lien amount will be deducted from the policy death benefit in determining the insurance benefit we pay.

4. For the purposes of determining the cash surrender value of this policy, the policy face amount and the unloaned policy account value will be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount. Any applicable surrender charge will be reduced on a pro rata basis for the reduction in the policy face amount.

5. If there is an outstanding policy loan (and accrued loan interest) at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the maximum total benefit that we have not accelerated to date.

6. The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

7. Transfers of any unloaned policy account value allocated to the guaranteed interest option or to the variable investment options are permitted. We do, however, reserve the right to restrict the variable investment options available to you during a period of coverage. If we exercise this right, we will notify you of such restrictions in advance.

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After a period of coverage ends before coverage is continued as a Nonforfeiture
Benefit:

1. The base policy face amount and the unloaned policy account value will each be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.

2. Any applicable surrender charges will be reduced on a pro rata basis for the reduction in the policy face amount.

3. The long-term care specified amount will be reduced by a percentage equal to the accumulated benefit lien amount, divided by the maximum total benefit. If after this calculation, the long-term care specified amount would be greater than the base policy face amount, the long-term care specified amount will be further reduced to the base policy face amount.

4. For any subsequent period of coverage, the maximum monthly benefit will be equal to the maximum monthly benefit during the initial period of coverage.

5. The premium fund values that are used by us to determine whether a guarantee against policy lapse or a guarantee of death benefit protection is in effect will also be reduced pro rata to the reduction in the base policy face amount.

6. Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

7. The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire maximum total benefit has been paid out, the period of coverage will end, policy values will be adjusted as described above, and this rider will terminate. If the net policy account value is insufficient to cover the monthly deductions, the policy will terminate subject to the grace period provision.

.. RIDER TERMINATION. This rider will terminate, and no further benefits will be payable (except, where applicable, as may be provided under the "Extension of Benefits" and the "Nonforfeiture Benefit" provisions of this rider), on the earliest of the following:

1. at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

2. upon termination or surrender of the policy;

3. the date of the insured person's death;

4. the date when the accumulated benefit lien amount equals the maximum total benefit amount;

5. the effective date of the election of the paid up death benefit guarantee;

6. the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date) if it occurs before coverage is continued as a Nonforfeiture Benefit;

7. the date the policy goes on loan extension if it occurs before coverage is continued as a Nonforfeiture Benefit; or

8. on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider if it occurs before coverage is continued as a Nonforfeiture Benefit.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

.. EXTENSION OF BENEFITS. If your policy lapses, terminating this rider, while the insured person is confined in a long-term care facility but before any rider benefits have been paid for a current period of coverage, benefits for that confinement may be payable provided that the confinement began while this rider was in force and the confinement continues without interruption after rider termination. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement (in this case, the maximum total benefit will be reduced by rider benefits that have been paid out); (b) the date the maximum total benefit has been paid; or
(c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

NONFORFEITURE BENEFIT

For a higher monthly charge, you can elect the Long-Term Care Services/SM/ Rider with the Nonforfeiture Benefit. The Nonforfeiture Benefit may continue coverage under the rider in a reduced benefit amount in situations where
(a) the Long-Term Care Services/SM/ Rider would otherwise terminate; (b) you have not already received benefits (including any loan repayments) that equal or exceed the total charges deducted for the rider; and (c) your policy and Long-Term Care Services/SM/ Rider were inforce for at least three policy years.

While the Nonforfeiture Benefit is in effect, all of the provisions of the Long-Term Care Services/SM/ Rider remain applicable to you. The maximum total Nonforfeiture Benefit will be the greater of:

(a)One month's maximum monthly benefit and

(b)The sum of all charges deducted for the Long-Term Care Services/SM/ Rider (with the Nonforfeiture Benefit). This amount excludes any charges that may have previously been waived while rider benefits were being paid.


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The maximum total Nonforfeiture Benefit will be reduced (but not below zero) by all monthly benefit payments paid under the rider, including any loan repayments and any payments made under the "Extension of Benefits" and "Nonforfeiture Benefit" provisions. Also, the maximum total Nonforfeiture Benefit will not exceed the maximum total benefit under the rider as of the date coverage under the Nonforfeiture Benefit begins.

Coverage under the Nonforfeiture Benefit begins on the date the Long-Term Care Services/SM/ Rider would otherwise terminate for one of the following reasons (unless benefits are being continued under the "Extension of Benefits" provision of the rider):

(1)We receive your written request to terminate the Long-Term Care Services/SM/ Rider;

(2)You surrender your policy;

(3)Your policy terminates without value at the end of a grace period; or

(4)You elect a Paid Up death benefit guarantee.

If benefits are being continued under the "Extension of Benefits" provision of the rider and the maximum total benefit has not been paid out, coverage under the Nonforfeiture Benefit begins on the date the insured is discharged from a long-term care facility.

Once in effect, the Nonforfeiture benefit will continue long-term care coverage under a paid-up status until the earliest of (a) the death of the insured, and
(b) the date the maximum total Nonforfeiture Benefit has been paid out and reduced to zero during a period of coverage. If coverage is continued under the Nonforfeiture Benefit, you will receive additional information regarding the benefit, including the maximum total Nonforfeiture Benefit amount.

For tax information concerning the Long-Term Care Services/SM/ Rider, see "Tax information" earlier in this prospectus.

CHARITABLE LEGACY RIDER. An optional rider may be elected at issue that provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost. This rider is only available at issue and an accredited charitable beneficiary must be named at that time. The rider is available for base policy face amounts of $1 million and above, where the minimum benefit would be $10,000 and the maximum benefit would be $100,000 (i.e. for face amounts of $10 million and above).

If the base policy face amount is reduced after issue for any reason, the benefit will be payable on the face amount at the time of the insured's death, provided the face amount is at least $1 million. If the face amount has been decreased below $1 million at the time of death, then no benefit is payable.

The designated beneficiary of this rider must be an accredited 501(c) organization under IRS Code 170. See www.IRS.gov for valid organizations.

..   RIDER TERMINATION. The charitable legacy rider will terminate and no further benefits will be paid on the earliest of the following:

   -- the termination of the policy;

   -- the surrender of the policy;

   -- the date we receive the policy owner's written request to terminate the rider;

   -- the date of the insured's death; or

   -- the date the policy is placed on loan extension.

If the base policy lapses and is subsequently restored, the rider will be reinstated. The rider will not be terminated if the policy owner executes the substitution of insured person rider or elects the paid up death benefit guarantee.

VARIATIONS AMONG INCENTIVELIFE LEGACY(R) III POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

MONY America also may vary or waive the charges (including surrender charges) and other terms of IncentiveLife Legacy(R) III where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with IncentiveLife Legacy(R) III. We will make such variations only in accordance with uniform rules that we establish.

MONY America or your financial professional can advise you about any variations that may apply to your policy or see Appendix II later in this prospectus for more information.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your base policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.


PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation) and so elects, death benefit proceeds can be paid through the "MONY Access Account", which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. MONY America will retain the funds until a draft is presented for payment. Interest on the MONY Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The MONY Access Account is part of MONY America's general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The MONY Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit and the


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beneficiary so elects, we will send the MONY Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the earlier of the date you sign your request to cancel form or the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. In other states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your "Right to Examine" the policy.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for its net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.

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10. More information about certain policy charges

--------------------------------------------------------------------------------

DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

.. PREMIUM CHARGE. We deduct an amount not to exceed 8% from each premium payment you send us, including any premium payments that increase the face amount of your policy. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 8%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.



.. SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $11.72 and $48.52 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year fifteen. The initial amount of surrender charge depends on each policy's specific characteristics.

We will establish additional surrender charges for any increase in the base policy face amount you request that represents an increase over the previous highest base policy face amount. These charges will apply for fifteen years from the effective date of such increase. Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

.. REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first fifteen policy years or within fifteen years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

.. TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.

.. ADDING A LIVING BENEFITS RIDER. If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

.. EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is

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designed, in part, to compensate us for the administrative costs involved in processing the request.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

.. WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

.. EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

.. POLICY ILLUSTRATION CHARGE. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. DUPLICATE POLICY CHARGE. We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. POLICY HISTORY CHARGE. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. CHARGE FOR RETURNED PAYMENTS. For each payment you make in connection with your policy that is returned for insufficient funds, we will charge a maximum of $25. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

.. COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured, the face amount and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between
(a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 121). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Subject to any necessary regulatory approvals, we have the ability to raise our cost of insurance rates up to the guaranteed maximum at any time.

The guaranteed maximum cost of insurance rates for gender neutral IncentiveLife Legacy(R) III policies for insureds who are age 18 or above are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral IncentiveLife Legacy(R) III policies for insureds who are under age 18 are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Table. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued), as well as the base policy face amount.

For policies issued at ages 0-17, an insured person's cost of insurance rate is not based on that person's status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an

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insured person issue age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "Other information" in "Tax information" earlier in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $250,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

.. MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.85% during the first fifteen policy years, with no charge in policy year 16 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 0.85%. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

.. ADMINISTRATIVE CHARGE. Currently we deduct $10 from your policy account value at the beginning of each policy month. We reserve the right to increase or decrease this amount in the future, although it will never exceed $15 and will never be deducted beyond the policy anniversary when the insured person is attained age 121. In addition we deduct between $0.05 and $1.20 per $1,000 of your initial base policy face amount and any face amount increase above the previous highest face amount at the beginning of each policy month in the first ten policy years and for ten years following a face amount increase. We reserve the right to continue this charge beyond the ten year period previously described, but it will never be deducted beyond the policy anniversary when the insured person is attained age 121. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

.. LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. In no event will the loan interest spread exceed 1%. We deduct the loan interest spread on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

OPTIONAL RIDER CHARGES

If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

.. CHILDREN'S TERM INSURANCE. If you choose this rider, we deduct $0.50 per $1,000 of children's term insurance from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child's coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

.. DISABILITY DEDUCTION WAIVER. If you choose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. This amount is between 7% and 132% (on a guaranteed basis) of the actual amounts of all the other monthly charges (including charges for other riders you elected) deducted from your policy account value, and depends on the individual insurance risk characteristics of the insured person. The current monthly charges for this rider are lower than the maximum monthly charges.

.. OPTION TO PURCHASE ADDITIONAL INSURANCE. If you choose this rider and while it is in effect, we deduct between $0.04 and $0.17 per $1,000 from your policy account value each month until the insured under the base policy reaches age 40.



.. LONG-TERM CARE SERVICES/SM/ RIDER. If you choose this rider without the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.22 and $2.67 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month. If you choose this rider with the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.25 and $2.94 per $1,000 of the amount for which we are at risk under the rider. We will deduct this charge until the insured reaches age 121 while the rider is in effect, but not when rider benefits are being paid. The

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amount at risk under the rider depends on the death benefit option selected under the policy. For policies with death benefit Option A, the amount at risk for the rider is the lesser of (a) the current policy face amount, minus the policy account value (but not less than zero); and (b) the current long-term care specified amount. For policies with death benefit Option B, the amount at risk for the rider is the current long-term care specified amount. The current monthly charges for this rider may be lower than the maximum monthly charges.

If you continue coverage under the Nonforfeiture Benefit, the charge for the rider will no longer apply.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

THIRD PARTY AGREEMENTS. If we have entered into a prior written agreement that authorizes your financial professional to submit transfer requests and/or changes to allocation instructions on your behalf, any such transfer request or change to allocation instructions will be considered received by us on the business day it arrives from your financial professional in complete and proper form at our Administrative Office, or via the appropriate telephone or fax number if the item is of the type we accept by those means. We may terminate any such agreement at any time without prior notice.


PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them in complete and proper form:


..   premium payments received after the policy's Investment Start Date
    (discussed below)

..   loan repayments and interest payments


REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request in complete and proper form:


..   withdrawals

..   tax withholding elections

..   face amount decreases that result from a withdrawal

..   changes of allocation percentages for premium payments or monthly deductions

..   surrenders

..   changes of owner

..   changes of beneficiary

..   transfers from a variable investment option to the guaranteed interest option

..   loans

..   transfers among variable investment options

..   assignments

..   termination of paid up death benefit guarantee

..   request to cancel your policy

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

..   changes in face amount

..   election of paid up death benefit guarantee

..   changes in death benefit option

..   changes of insured person

..   restoration of terminated policies

..   termination of any additional benefit riders you have elected

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

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EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.


..   If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for (or on a better risk class than applied for), then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

..   If we do not receive your full minimum initial premium at our
    Administrative Office before the issue date or if we issue the policy on a different (less favorable) basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. We will determine the interest rate applicable to the guaranteed interest option based on the Register Date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policy owners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office: and
(2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "MONY Life Insurance Company of America."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to MONY Life Insurance Company of America, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than MONY Life Insurance Company of America and endorsed over to MONY Life Insurance Company of America only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and

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"Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.


Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics. In addition, the no lapse guarantee and Long Term Care Services/SM/ Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.


Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," or in some cases require that we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance or causes the policy to lose its ability to be tested under the 2001 CSO tables. See "Other information" under "Tax information" earlier in this prospectus. Also, if the paid up death benefit guarantee is in effect or your policy is on loan extension, you may not request to substitute the insured person.

REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your taxpayer identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, other documentation we require, and provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of IncentiveLife Legacy(R) III in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for IncentiveLife Legacy(R) III policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Legacy(R) policy.

FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.

BROKER TRANSACTION AUTHORITY


After your policy has been issued, we may accept transfer requests and changes to your premium allocation instructions or fund transfers by telephone, mail, facsimile or electronically, and requests for automatic transfer service, asset rebalancing service and changes to the minimum growth cap rate for MSO in writing, by mail or facsimile, from your financial professional, provided that we have your prior written authorization to do so on file. Accordingly, MONY America will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. MONY America will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. MONY America will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. MONY America may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity. MONY America may terminate any such authorization at any time without prior notice.


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12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT

This policy is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a policy's account value or any guaranteed benefits with which the policy was issued. The Company is solely responsible to the policy owner for the policy's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the policy are supported by the Company's general account and are subject to the Company's claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Commissioner of Insurance in the state of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS OF YOUR POLICY ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if:
(1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person's death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or
(4) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

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We offer investment options with underlying portfolios that are part of AXA
Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that MONY America has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."


Also, you may make the following additional types of requests by calling the number under "By Phone:" in "How to reach us" from a touch-tone phone, if the policy is individually owned and you are the owner, or through axa.com or us.axa.com for those outside the U.S., if you are the individual owner:


..   changes of premium allocation percentages

..   changes of address

..   request forms and statements

..   to request a policy loan (loan requests cannot be made online by corporate policy owners)

..   enroll for electronic delivery and view statements/documents online

..   to pay your premium or make a loan repayment


..   change of beneficiary(ies)


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to enroll through axa.com or us.axa.com for those outside the U.S., or use ACH payments via AXA Equitable's Interactive Telephone Service, you must first agree to the terms and conditions set forth in our axa.com or us.axa.com for those outside the U.S., Online Services Agreement or our AXA Equitable's Interactive Telephone Service Terms and Conditions, which you can find at our website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through axa.com or us.axa.com for those outside the U.S., or AXA Equitable's Interactive Telephone Service from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to axa.com or us.axa.com for those outside the U.S., or AXA Equitable's Interactive Telephone Service if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During

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times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


CYBERSECURITY

Our variable life insurance product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose policy account value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 1.5% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or
(c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or MONY America Variable Account K operate. For example, we have the right to:

..   combine two or more variable investment options or withdraw assets relating to IncentiveLife Legacy(R) III from one investment option and put them into another;

..   end the registration of, or re-register, MONY America Variable Account K under the Investment Company Act of 1940;

..   operate MONY America Variable Account K under the direction of a
    "committee" or discharge such a committee at any time;

..   restrict or eliminate any voting rights or privileges of policyown-ers (or other persons) that affect MONY America Variable Account K;

..   operate MONY America Variable Account K, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge MONY America Variable Account K an advisory fee. We may make any legal investments we wish for MONY America Variable Account K. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy or change a face amount to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes

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in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

REPORTS WE WILL SEND YOU


Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) if there are any errors.


DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
K. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of MONY America, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other MONY America life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

MONY America pays compensation to both Distributors based on policies sold. MONY America may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although MONY America takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. MONY America, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Risk/benefit summary: Charges and expenses you will pay" and "More information about certain policy charges" earlier in this Prospectus.

As used below, the "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, as well as the policy's face amount and Distributor, among other factors.

AXA ADVISORS COMPENSATION. MONY America pays compensation to AXA Advisors based on premium payments made on the policies sold through AXA Advisors ("premium-based compensation"). The premium-based compensation will generally not exceed 99% of premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 5.8% of all other premiums you pay in policy years two through five; plus 3.8% of all other premiums you pay in policy years six through ten; plus 2.5% of all other premiums you pay in policy years eleven and later. AXA Advisors, in turn, may pay a portion of the premium-based compensation received from MONY America to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. Your AXA Advisors financial professional will receive premium-based compensation on a contract in combination with ongoing annual compensation based on a percentage of the unloaned account value of the policy sold ("asset-based compensation"). The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

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DIFFERENTIAL COMPENSATION. In an effort to promote the sale of MONY America products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of a MONY America policy than it pays for the sale of a policy or other financial product issued by a company other than MONY America. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve MONY America policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of MONY America policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and premium-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable policies and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend a MONY America policy over a policy or other financial product issued by a company not affiliated with MONY America. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. MONY America pays premium-based and asset-based compensation (together "compensation") to AXA Distributors. Premium-based compensation is paid based on MONY America policies sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the unloaned account value of policies sold through certain of AXA Distributor's Selling broker-dealers. Premium-based compensation will generally not exceed 135% of the premiums you pay up to one target premium in your policy's first two years; plus 5% of all other premiums you pay in your policy's first year; plus 2.8% of all other premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation up to 0.15% in policy years 6-10 and up to 0.05% in policy years 11 and later may also be paid. AXA Distributors, in turn, pays a portion of the compensation it receives to the Selling broker-dealer making the sale. The compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

These payments above also include compensation to cover operating expenses and marketing services under the terms of MONY America's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of MONY America products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable policies exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of MONY America policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2014) received additional payments. These additional payments ranged from $40.15 to $4,874,706.21. MONY America and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services
BBVA Compass Investment Solutions, Inc.
Cambridge Investment Research
Capital Investment Group
CCO Investment Services Corporation
Centaurus Financial, Inc.
Cetera Advisors, LLC
Cetera Advisors Networks, LLC
Cetera Financial Specialists, LLC
Cetera Investment Services, LLC
CFD Investments, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network


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CUNA Brokerage Services
Cuso Financial Services, L.P.
Essex National Securities, Inc.
Farmer's Financial Solution
First Allied Securities Inc.
First Citizens Investor Services, Inc.
First Southeast Investor Services
First Tennessee Brokerage Inc.
Founders Financial Securities
FSC Securities Corporation
Geneos Wealth Management Inc.
GWN Securities, Inc.
H.D. Vest Investment Securities, Inc.
Harbour Investments
ICA/First Dakota, Inc.
IFC Holdings, Inc.
Independent Financial Group, LLC
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Company
Janney Montgomery Scott LLC
JP Turner & Company, LLC
Key Investment Services LLC
Kovack Securities
Legend Equities
Lincoln Financial Advisors Corp.
Lincoln Financial Services Corp.
LPL Financial Corporation
Lucia Securities, LLC
Mercap Securities, LLC
Merrill Lynch Life Agency, Inc.
MetLife Securities, Inc.
Morgan Stanley Smith Barney
Mutual Service Corporation
National Planning Corporation
Navy Federal Brokerage Services
New England Securities, Inc.
Next Financial Group, Inc.
NFP Securities Inc.
PNC Investments
Prime Capital Services
Primerica Financial Services
Questar Capital Corporation
Raymond James & Associates
Raymond James Insurance Group
RBC Capital Markets Corporation
Robert W Baird & Company
Royal Alliance Associates, Inc.
Sage Point Financial, Inc.
Santander Securities Corporation
Securities America Inc.
Signator Financial Services
Signator Investors, Inc.
SII Investments
Sorrento Pacific Financial LLC
Southwest Securities, Inc.
Summit Brokerage Services, Inc.
SunTrust Investments
SWS Financial Services
Tavenner Group
Tower Squares Securities
TransAmerica Financial Advisors
Triad Advisors
U.S Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group
Valmark Securities, Inc.
Voya Financial Advisors
Walnut Street Services
Waterstone Financial Group
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Wesom Financial Services, LLC
Woodbury Financial Services, Inc.


LEGAL PROCEEDINGS

MONY America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policy owner's interest in MONY America Variable Account K, nor would any of these proceedings be likely to have a material adverse effect on MONY America Variable Account K, our ability to meet our obligations under the policies, or the distribution of the policies.

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13. Financial statements of MONY America Variable Account K and MONY America

--------------------------------------------------------------------------------


The financial statements of MONY America Variable Account K as well as the financial statements of MONY America, are in the Statement of Additional Information ("SAI").

The financial statements of MONY America have relevance for the policies only to the extent that they bear upon the ability of MONY America to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative.


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   FINANCIAL STATEMENTS OF MONY AMERICA VARIABLE ACCOUNT K AND MONY AMERICA

14. Personalized illustrations

--------------------------------------------------------------------------------

ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a HYPOTHETICAL ILLUSTRATION. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts, definition of life insurance test, and assumed rates of return (within limits). This type of illustration is called a PERSONALIZED ILLUSTRATION. NO ILLUSTRATION WILL EVER SHOW YOU THE ACTUAL VALUES AVAILABLE UNDER YOUR POLICY AT ANY GIVEN POINT IN TIME. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2014 (or expected to be incurred in 2015, if such amount is expected to be higher) of the available underlying portfolios in different ways. An ARITHMETIC ILLUSTRATION uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A WEIGHTED ILLUSTRATION computes the average of investment management fees and expenses based upon the aggregate assets in the Portfolios at the end of 2014. You may request a weighted illustration that computes the average of investment management fees and expenses of just the EQ Advisors Trust portfolios, just the AXA Strategic Allocation portfolios, or all portfolios. If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios. A FUND SPECIFIC ILLUSTRATION uses only the investment management fees and expenses of a specific underlying portfolio. A HISTORICAL ILLUSTRATION reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance. You may also request a personalized illustration of the guaranteed interest option.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

Currently, you are entitled to one free illustration each policy year. For each additional illustration in a policy year, we charge $25. Appendix I to this prospectus contains an arithmetic hypothetical illustration.

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



Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in death benefit, account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount under death benefit Option A or death benefit Option B. The tables assume annual planned periodic premiums that are paid at the beginning of each policy year for an insured person who is a 35-year-old preferred elite risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the policy account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. MONY America is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios that are available as investment options (as described below), the corresponding net annual rates of return would be (1.08)%, 4.86% and 10.79%. These net annual rates of return do not reflect the mortality and expense risk charge, or other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.

The tables headed "Using Current Charges" assume that the current rates for the following charges are deducted by MONY America in each year illustrated: premium charge, administrative charge, cost of insurance charge, mortality and expense risk charge (including MONY America's currently planned reductions after the 15th policy year). The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits have been elected, (ii) no loans or withdrawals are made, (iii) no changes in coverage are requested and (iv) no change in the death benefit option is requested.

With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in the tables reflect (1) investment management fees equivalent to an effective annual rate of 0.54%, and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 0.54%. These rates are the arithmetic average for all Portfolios that are available as investment options for each table. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options that are available. THESE RATES DO NOT REFLECT EXPENSE LIMITATION ARRANGEMENTS IN EFFECT WITH RESPECT TO CERTAIN OF THE UNDERLYING PORTFOLIOS. IF THOSE ARRANGEMENTS HAD BEEN ASSUMED, THE POLICY VALUES WOULD BE HIGHER THAN THOSE SHOWN IN THE FOLLOWING TABLES. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations" earlier in this prospectus.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

INCENTIVE LIFE LEGACY III
$400,000 FACE AMOUNT

MALE, ISSUE AGE 35, PREFERRED ELITE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS OPTION A
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,160*
USING CURRENT CHARGES
USING GUIDELINE PREMIUM TEST



-------------------------------------------------------------------------------------------------------------

                              DEATH BENEFIT                ACCOUNT VALUE           NET CASH SURRENDER VALUE
                              -------------                -------------           ------------------------

          PREMIUMS
END OF  ACCUMULATED
POLICY AT 5% INTEREST  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
 YEAR     PER YEAR    ANNUAL INVESTMENT RETURN OF:  ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF:
-------------------------------------------------------------------------------------------------------------
                      0% GROSS 6% GROSS  12% GROSS  0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS
-------------------------------------------------------------------------------------------------------------
   1     $    2,268   $400,000 $400,000 $   400,000 $ 1,111  $  1,201 $    1,291 $     0  $      0 $        0
-------------------------------------------------------------------------------------------------------------
   2     $    4,649   $400,000 $400,000 $   400,000 $ 2,197  $  2,446 $    2,706 $     0  $      0 $        0
-------------------------------------------------------------------------------------------------------------
   3     $    7,150   $400,000 $400,000 $   400,000 $ 3,297  $  3,778 $    4,300 $     0  $      0 $        0
-------------------------------------------------------------------------------------------------------------
   4     $    9,775   $400,000 $400,000 $   400,000 $ 4,377  $  5,164 $    6,053 $     0  $      0 $        0
-------------------------------------------------------------------------------------------------------------
   5     $   12,532   $400,000 $400,000 $   400,000 $ 5,436  $  6,605 $    7,979 $     0  $      0 $      979
-------------------------------------------------------------------------------------------------------------
   6     $   15,427   $400,000 $400,000 $   400,000 $ 6,476  $  8,105 $   10,096 $     0  $  1,453 $    3,444
-------------------------------------------------------------------------------------------------------------
   7     $   18,466   $400,000 $400,000 $   400,000 $ 7,493  $  9,660 $   12,418 $ 1,205  $  3,372 $    6,130
-------------------------------------------------------------------------------------------------------------
   8     $   21,657   $400,000 $400,000 $   400,000 $ 8,482  $ 11,271 $   14,963 $ 2,570  $  5,359 $    9,051
-------------------------------------------------------------------------------------------------------------
   9     $   25,008   $400,000 $400,000 $   400,000 $ 9,446  $ 12,939 $   17,752 $ 3,926  $  7,419 $   12,232
-------------------------------------------------------------------------------------------------------------
  10     $   28,527   $400,000 $400,000 $   400,000 $10,388  $ 14,670 $   20,813 $ 5,272  $  9,554 $   15,697
-------------------------------------------------------------------------------------------------------------
  15     $   48,940   $400,000 $400,000 $   400,000 $17,137  $ 27,111 $   44,448 $17,137  $ 27,111 $   44,448
-------------------------------------------------------------------------------------------------------------
  20     $   74,994   $400,000 $400,000 $   400,000 $23,917  $ 43,690 $   85,503 $23,917  $ 43,690 $   85,503
-------------------------------------------------------------------------------------------------------------
  25     $  108,245   $400,000 $400,000 $   400,000 $29,449  $ 63,835 $  153,434 $29,449  $ 63,835 $  153,434
-------------------------------------------------------------------------------------------------------------
  30     $  150,683   $400,000 $400,000 $   400,000 $32,930  $ 87,744 $  266,355 $32,930  $ 87,744 $  266,355
-------------------------------------------------------------------------------------------------------------
  35     $  204,846   $400,000 $400,000 $   528,491 $32,982  $115,345 $  455,595 $32,982  $115,345 $  455,595
-------------------------------------------------------------------------------------------------------------
  40     $  273,974   $400,000 $400,000 $   824,772 $27,984  $146,864 $  770,815 $27,984  $146,864 $  770,815
-------------------------------------------------------------------------------------------------------------
  45     $  362,200   $400,000 $400,000 $ 1,360,540 $12,717  $180,883 $1,295,752 $12,717  $180,883 $1,295,752
-------------------------------------------------------------------------------------------------------------
  50     $  474,801         ** $400,000 $ 2,271,645      **  $214,427 $2,163,471      **  $214,427 $2,163,471
-------------------------------------------------------------------------------------------------------------
  55     $  618,512         ** $400,000 $ 3,766,726      **  $244,105 $3,587,358      **  $244,105 $3,587,358
-------------------------------------------------------------------------------------------------------------
  60     $  801,928         ** $400,000 $ 6,000,987      **  $262,486 $5,941,571      **  $262,486 $5,941,571
-------------------------------------------------------------------------------------------------------------
  65     $1,036,018         ** $400,000 $10,015,597      **  $321,446 $9,916,433      **  $321,446 $9,916,433
-------------------------------------------------------------------------------------------------------------

* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

INCENTIVE LIFE LEGACY III
$400,000 FACE AMOUNT

MALE, ISSUE AGE 35, PREFERRED ELITE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS OPTION A
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,160*
USING GUARANTEED CHARGES
USING GUIDELINE PREMIUM TEST



------------------------------------------------------------------------------------------------------------

                             DEATH BENEFIT                ACCOUNT VALUE          NET CASH SURRENDER VALUE
                             -------------                -------------          ------------------------

          PREMIUMS
END OF  ACCUMULATED
POLICY AT 5% INTEREST ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
 YEAR     PER YEAR    ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF:
------------------------------------------------------------------------------------------------------------
                      0% GROSS  6% GROSS 12% GROSS 0% GROSS  6% GROSS 12% GROSS 0% GROSS  6% GROSS 12% GROSS
------------------------------------------------------------------------------------------------------------
   1     $    2,268   $400,000  $400,000 $400,000   $  819   $   899   $   981   $    0   $     0   $     0
------------------------------------------------------------------------------------------------------------
   2     $    4,649   $400,000  $400,000 $400,000   $1,599   $ 1,811   $ 2,034   $    0   $     0   $     0
------------------------------------------------------------------------------------------------------------
   3     $    7,150   $400,000  $400,000 $400,000   $2,345   $ 2,740   $ 3,171   $    0   $     0   $     0
------------------------------------------------------------------------------------------------------------
   4     $    9,775   $400,000  $400,000 $400,000   $3,042   $ 3,670   $ 4,385   $    0   $     0   $     0
------------------------------------------------------------------------------------------------------------
   5     $   12,532   $400,000  $400,000 $400,000   $3,696   $ 4,606   $ 5,686   $    0   $     0   $     0
------------------------------------------------------------------------------------------------------------
   6     $   15,427   $400,000  $400,000 $400,000   $4,303   $ 5,545   $ 7,081   $    0   $     0   $   429
------------------------------------------------------------------------------------------------------------
   7     $   18,466   $400,000  $400,000 $400,000   $4,852   $ 6,474   $ 8,565   $    0   $   186   $ 2,277
------------------------------------------------------------------------------------------------------------
   8     $   21,657   $400,000  $400,000 $400,000   $5,333   $ 7,381   $10,137   $    0   $ 1,469   $ 4,225
------------------------------------------------------------------------------------------------------------
   9     $   25,008   $400,000  $400,000 $400,000   $5,740   $ 8,258   $11,798   $  220   $ 2,738   $ 6,278
------------------------------------------------------------------------------------------------------------
  10     $   28,527   $400,000  $400,000 $400,000   $6,061   $ 9,092   $13,544   $  945   $ 3,976   $ 8,428
------------------------------------------------------------------------------------------------------------
  15     $   48,940   $400,000  $400,000 $400,000   $6,377   $12,473   $23,825   $6,377   $12,473   $23,825
------------------------------------------------------------------------------------------------------------
  20     $   74,994   $400,000  $400,000 $400,000   $4,232   $13,918   $37,536   $4,232   $13,918   $37,536
------------------------------------------------------------------------------------------------------------
  25     $  108,245         **  $400,000 $400,000       **   $ 9,719   $53,627       **   $ 9,719   $53,627
------------------------------------------------------------------------------------------------------------
  30     $  150,683         **        ** $400,000       **        **   $70,580       **        **   $70,580
------------------------------------------------------------------------------------------------------------
  35     $  204,846         **        ** $400,000       **        **   $83,520       **        **   $83,520
------------------------------------------------------------------------------------------------------------
  40     $  273,974         **        ** $400,000       **        **   $82,689       **        **   $82,689
------------------------------------------------------------------------------------------------------------
  45     $  362,200         **        ** $400,000       **        **   $34,460       **        **   $34,460
------------------------------------------------------------------------------------------------------------
  50     $  474,801         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------
  55     $  618,512         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------
  60     $  801,928         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------
  65     $1,036,018         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------

* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

INCENTIVE LIFE LEGACY III
$400,000 FACE AMOUNT

MALE, ISSUE AGE 35, PREFERRED ELITE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS OPTION B
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,160*
USING CURRENT CHARGES
USING GUIDELINE PREMIUM TEST



------------------------------------------------------------------------------------------------------------

                             DEATH BENEFIT                ACCOUNT VALUE           NET CASH SURRENDER VALUE
                             -------------                -------------           ------------------------

          PREMIUMS
END OF  ACCUMULATED
POLICY AT 5% INTEREST ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
 YEAR     PER YEAR    ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF:
------------------------------------------------------------------------------------------------------------
                      0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS
------------------------------------------------------------------------------------------------------------
   1     $    2,268   $401,110 $401,200 $  401,290 $ 1,110  $  1,200 $    1,290 $     0  $      0 $        0
------------------------------------------------------------------------------------------------------------
   2     $    4,649   $402,195 $402,444 $  402,704 $ 2,195  $  2,444 $    2,704 $     0  $      0 $        0
------------------------------------------------------------------------------------------------------------
   3     $    7,150   $403,293 $403,773 $  404,295 $ 3,293  $  3,773 $    4,295 $     0  $      0 $        0
------------------------------------------------------------------------------------------------------------
   4     $    9,775   $404,370 $405,156 $  406,044 $ 4,370  $  5,156 $    6,044 $     0  $      0 $        0
------------------------------------------------------------------------------------------------------------
   5     $   12,532   $405,427 $406,593 $  407,964 $ 5,427  $  6,593 $    7,964 $     0  $      0 $      964
------------------------------------------------------------------------------------------------------------
   6     $   15,427   $406,463 $408,088 $  410,074 $ 6,463  $  8,088 $   10,074 $     0  $  1,436 $    3,422
------------------------------------------------------------------------------------------------------------
   7     $   18,466   $407,476 $409,638 $  412,387 $ 7,476  $  9,638 $   12,387 $ 1,188  $  3,350 $    6,099
------------------------------------------------------------------------------------------------------------
   8     $   21,657   $408,461 $411,241 $  414,920 $ 8,461  $ 11,241 $   14,920 $ 2,549  $  5,329 $    9,008
------------------------------------------------------------------------------------------------------------
   9     $   25,008   $409,419 $412,900 $  417,694 $ 9,419  $ 12,900 $   17,694 $ 3,899  $  7,380 $   12,174
------------------------------------------------------------------------------------------------------------
  10     $   28,527   $410,355 $414,620 $  420,738 $10,355  $ 14,620 $   20,738 $ 5,239  $  9,504 $   15,622
------------------------------------------------------------------------------------------------------------
  15     $   48,940   $417,056 $426,965 $  444,182 $17,056  $ 26,965 $   44,182 $17,056  $ 26,965 $   44,182
------------------------------------------------------------------------------------------------------------
  20     $   74,994   $423,751 $443,334 $  484,713 $23,751  $ 43,334 $   84,713 $23,751  $ 43,334 $   84,713
------------------------------------------------------------------------------------------------------------
  25     $  108,245   $429,107 $462,969 $  551,100 $29,107  $ 62,969 $  151,100 $29,107  $ 62,969 $  151,100
------------------------------------------------------------------------------------------------------------
  30     $  150,683   $432,232 $485,635 $  659,365 $32,232  $ 85,635 $  259,365 $32,232  $ 85,635 $  259,365
------------------------------------------------------------------------------------------------------------
  35     $  204,846   $431,619 $510,267 $  835,374 $31,619  $110,267 $  435,374 $31,619  $110,267 $  435,374
------------------------------------------------------------------------------------------------------------
  40     $  273,974   $425,609 $535,265 $1,122,028 $25,609  $135,265 $  722,028 $25,609  $135,265 $  722,028
------------------------------------------------------------------------------------------------------------
  45     $  362,200   $409,132 $554,621 $1,586,406 $ 9,132  $154,621 $1,186,406 $ 9,132  $154,621 $1,186,406
------------------------------------------------------------------------------------------------------------
  50     $  474,801         ** $555,308 $2,334,210      **  $155,308 $1,934,210      **  $155,308 $1,934,210
------------------------------------------------------------------------------------------------------------
  55     $  618,512         ** $515,942 $3,536,283      **  $115,942 $3,136,283      **  $115,942 $3,136,283
------------------------------------------------------------------------------------------------------------
  60     $  801,928         **       ** $5,463,172      **        ** $5,063,172      **        ** $5,063,172
------------------------------------------------------------------------------------------------------------
  65     $1,036,018         **       ** $8,778,442      **        ** $8,378,442      **        ** $8,378,442
------------------------------------------------------------------------------------------------------------

* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

INCENTIVE LIFE LEGACY III
$400,000 FACE AMOUNT

MALE, ISSUE AGE 35, PREFERRED ELITE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS OPTION B
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,160*
USING GUARANTEED CHARGES
USING GUIDELINE PREMIUM TEST



------------------------------------------------------------------------------------------------------------

                             DEATH BENEFIT                ACCOUNT VALUE          NET CASH SURRENDER VALUE
                             -------------                -------------          ------------------------

          PREMIUMS
END OF  ACCUMULATED
POLICY AT 5% INTEREST ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
 YEAR     PER YEAR    ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF:
------------------------------------------------------------------------------------------------------------
                      0% GROSS  6% GROSS 12% GROSS 0% GROSS  6% GROSS 12% GROSS 0% GROSS  6% GROSS 12% GROSS
------------------------------------------------------------------------------------------------------------
   1     $    2,268   $400,817  $400,898 $400,979   $  817   $   898   $   979   $    0   $     0   $     0
------------------------------------------------------------------------------------------------------------
   2     $    4,649   $401,595  $401,807 $402,029   $1,595   $ 1,807   $ 2,029   $    0   $     0   $     0
------------------------------------------------------------------------------------------------------------
   3     $    7,150   $402,338  $402,731 $403,161   $2,338   $ 2,731   $ 3,161   $    0   $     0   $     0
------------------------------------------------------------------------------------------------------------
   4     $    9,775   $403,031  $403,655 $404,367   $3,031   $ 3,655   $ 4,367   $    0   $     0   $     0
------------------------------------------------------------------------------------------------------------
   5     $   12,532   $403,679  $404,584 $405,658   $3,679   $ 4,584   $ 5,658   $    0   $     0   $     0
------------------------------------------------------------------------------------------------------------
   6     $   15,427   $404,279  $405,512 $407,039   $4,279   $ 5,512   $ 7,039   $    0   $     0   $   387
------------------------------------------------------------------------------------------------------------
   7     $   18,466   $404,820  $406,429 $408,505   $4,820   $ 6,429   $ 8,505   $    0   $   141   $ 2,217
------------------------------------------------------------------------------------------------------------
   8     $   21,657   $405,291  $407,320 $410,052   $5,291   $ 7,320   $10,052   $    0   $ 1,408   $ 4,140
------------------------------------------------------------------------------------------------------------
   9     $   25,008   $405,686  $408,178 $411,680   $5,686   $ 8,178   $11,680   $  166   $ 2,658   $ 6,160
------------------------------------------------------------------------------------------------------------
  10     $   28,527   $405,994  $408,988 $413,384   $5,994   $ 8,988   $13,384   $  878   $ 3,872   $ 8,268
------------------------------------------------------------------------------------------------------------
  15     $   48,940   $406,219  $412,168 $423,237   $6,219   $12,168   $23,237   $6,219   $12,168   $23,237
------------------------------------------------------------------------------------------------------------
  20     $   74,994   $403,964  $413,226 $435,801   $3,964   $13,226   $35,801   $3,964   $13,226   $35,801
------------------------------------------------------------------------------------------------------------
  25     $  108,245         **  $408,378 $448,868       **   $ 8,378   $48,868       **   $ 8,378   $48,868
------------------------------------------------------------------------------------------------------------
  30     $  150,683         **        ** $458,468       **        **   $58,468       **        **   $58,468
------------------------------------------------------------------------------------------------------------
  35     $  204,846         **        ** $454,848       **        **   $54,848       **        **   $54,848
------------------------------------------------------------------------------------------------------------
  40     $  273,974         **        ** $420,436       **        **   $20,436       **        **   $20,436
------------------------------------------------------------------------------------------------------------
  45     $  362,200         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------
  50     $  474,801         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------
  55     $  618,512         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------
  60     $  801,928         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------
  65     $1,036,018         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------

* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

Appendix II: States where certain policy features and/or benefits are not available or vary


--------------------------------------------------------------------------------

The following information is a summary of the states where certain policies or certain features and/or benefits are either not available as of the date of this prospectus or vary from the policy's features and benefits as previously described in this prospectus. Certain features and/or benefits may have been approved in your state after your policy was issued and cannot be added. Please contact your financial professional for more information about availability in your state.


STATES WHERE CERTAIN POLICY FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:



-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------

CALIFORNIA  Long-Term Care Services/SM/ Rider In California, we refer to this rider as the "Comprehensive
                                              Long-Term Care Rider" (Rider
                                              Form No. R12-10CA).

            See "Long-Term Care Services/SM/  The following sentence replaces
            Rider" under "Other benefits you  the first sentence of the fourth
            can add by rider" in "More        paragraph of this section in its
            information about policy          entirety:
            features and benefits"

                                              "Benefits are payable once we
                                              receive: 1) a written
                                              certification from a U.S.
                                              licensed health care
                                              practitioner that the insured
                                              person is a chronically ill
                                              individual; 2) a plan of care
                                              prescribed by a licensed health
                                              care practitioner or a
                                              multidisciplinary team under
                                              medical direction which
                                              describes the insured person's
                                              needs and specifies the type and
                                              frequency of qualified long-term
                                              care services required by the
                                              insured person; 3) proof that
                                              the "elimination period," as
                                              discussed below, has been
                                              satisfied; and 4) written notice
                                              of claim and proof of loss in a
                                              form satisfactory to us.

                                              NONFORFEITURE BENEFIT
                                              The first two paragraphs of the
                                              "Nonforfeiture Benefit"
                                              subsection are replaced in their
                                              entirety with the following:

                                              For a higher monthly charge, you
                                              can elect the Long-Term Care
                                              Services/SM/ Rider with the
                                              Nonforfeiture Benefit. The
                                              Nonforfeiture Benefit may
                                              continue coverage under the
                                              rider in a reduced benefit
                                              amount in situations where (a)
                                              the Long-Term Care Services/SM/
                                              Rider would otherwise terminate;
                                              (b) you have not already
                                              received benefits (including any
                                              loan repayments) that equal or
                                              exceed the total charges
                                              deducted for the rider; and (c)
                                              your policy and Long-Term Care
                                              Services/SM/ Rider were inforce
                                              for at least four policy years.

                                              While the Nonforfeiture Benefit
                                              is in effect, all of the
                                              provisions of the Long-Term Care
                                              Services/SM/ Rider remain
                                              applicable to you. The maximum
                                              total Nonforfeiture Benefit will
                                              be the greater of:

                                              (a) Three month's maximum
                                              monthly benefit and
                                              (b) The sum of all charges
                                              deducted for the Long-Term Care
                                              Services/SM/ Rider (with the
                                              Nonforfeiture Benefit). This
                                              amount excludes any charges that
                                              may have previously been waived
                                              while rider benefits were being
                                              paid.
-------------------------------------------------------------------------------

   APPENDIX II: STATES WHERE CERTAIN POLICY FEATURES AND/OR BENEFITS ARE NOT
                               AVAILABLE OR VARY

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
CONNECTICUT  Long-Term Care Services/SM/ Rider In Connecticut, we refer to this rider as the "LONG-TERM CARE
                                               BENEFITS RIDER" (Rider Form No.
                                               R12-10CT (rev.9/13)).

             See "Long-Term Care Services/SM/  THE FOLLOWING INFORMATION
             Rider" under "Other benefits you  REPLACES FIRST THREE PARAGRAPHS
             can add by rider" in "More        IN THIS SECTION:
             information about policy          The rider provides for the
             features and benefits"            acceleration of all or part of
                                               the policy death benefit as a
                                               payment of a portion of the
                                               policy's death benefit each
                                               month as a result of the insured
                                               person being a chronically ill
                                               individual who is receiving
                                               qualified long-term care
                                               services in accordance with a
                                               plan of care and who will
                                               require continuous care for the
                                               remainder of his or her life.
                                               Benefits accelerated under this
                                               rider will be treated as a lien
                                               against the policy death benefit
                                               unless benefits are being paid
                                               under the optional Nonforfeiture
                                               Benefit. While this rider is in
                                               force and before any
                                               continuation of coverage under
                                               the optional Nonforfeiture
                                               Benefit, if elected, policy face
                                               amount increases and death
                                               benefit option changes from
                                               Option A to Option B are not
                                               permitted.

                                               An individual qualifies as
                                               "chronically ill" if they have
                                               been certified by a licensed
                                               health care practitioner as
                                               being expected to require
                                               lifetime confinement in a
                                               long-term care facility or in
                                               the home due to injury or
                                               sickness; or requiring
                                               substantial supervision to
                                               protect such individual from
                                               threats to health and safety due
                                               to cognitive impairment.

                                               Benefits are payable once we
                                               receive: 1) a written
                                               certification from a U.S.
                                               licensed health care
                                               practitioner that the insured
                                               person is a chronically ill
                                               individual who is receiving
                                               qualified long-term care
                                               services in accordance with a
                                               plan of care and will require
                                               continuous care for the rest of
                                               his or her life; 2) proof that
                                               the "elimination period," as
                                               discussed below, has been
                                               satisfied; and 3) written notice
                                               of claim and proof of loss in a
                                               form satisfactory to us. In
                                               order to continue monthly
                                               benefit payments, we require
                                               recertification by a U.S.
                                               licensed health care
                                               practitioner every twelve months
                                               from the date of the initial or
                                               subsequent certification that
                                               the insured person is still a
                                               chronically ill individual
                                               receiving qualified long-term
                                               care services in accordance with
                                               a plan of care and will require
                                               continuous care for the
                                               remainder of his or her life.
                                               Otherwise, unless earlier
                                               terminated due to a change in
                                               status of the insured or payout
                                               of the maximum total benefit
                                               amount, benefit payments will
                                               terminate at the end of the
                                               twelve month period. This rider
                                               may not cover all of the costs
                                               associated with long-term care
                                               services during the insured
                                               person's period of coverage.

                                               For a more complete description
                                               of terms used in this section
                                               and conditions of this rider,
                                               please consult your rider policy
                                               form.

                                               The "Extension of Benefits"
                                               feature is not available.
                                               Also see "Long-Term Care
                                               Services/SM/ Rider" policy
                                               variations that may apply
                                               earlier in Appendix II.
--------------------------------------------------------------------------------

   APPENDIX II: STATES WHERE CERTAIN POLICY FEATURES AND/OR BENEFITS ARE NOT
                               AVAILABLE OR VARY

------------------------------------------------------------------------------
 STATE   FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
------------------------------------------------------------------------------
FLORIDA  Long-Term Care Services/SM/ Rider In Florida, we refer to this
         See "Long-Term Care Services      rider as the "Long-Term Care
         Rider/SM/" in "Risk/benefit       Insurance Rider" (Rider Form No.
         summary: Charges and expenses     R12-10FL).
         you will pay"                     The monthly charge per $1,000 of
                                           the amount for which we are at
                                           risk is as follows:
                                           With the optional Nonforfeiture
                                           benefit:
                                              Highest: $1.19
                                              Lowest: $0.07
                                              Representative: $0.17
                                           Without the optional
                                           Nonforfeiture benefit:
                                              Highest: $1.19
                                              Lowest: $0.07
                                              Representative: $0.17
         See "Long-Term Care Services/SM/  The following paragraph replaces
         Rider" under "Other benefits you  the second paragraph in this
         can add by rider" in "More        section in its entirety:
         information about policy          An individual qualifies as
         features and benefits"            "chronically ill" if they have
                                           been certified by a licensed
                                           health care practitioner as
                                           being unable to perform, without
                                           substantial assistance from
                                           another person, at least two
                                           activities of daily living for a
                                           period of at least 90 days due
                                           to a loss of functional
                                           capacity; or requiring
                                           substantial supervision for
                                           protection from threats to
                                           health and safety due to severe
                                           cognitive impairment.
                                           The following two sentences
                                           replace the final two sentences
                                           of the third paragraph of this
                                           section in their entirety:
                                           We also, at our own expense, may
                                           have the insured person examined
                                           as often as reasonably necessary
                                           while a claim is pending. This
                                           rider may not cover all of the
                                           costs associated with long-term
                                           care services which may be
                                           incurred by the buyer of this
                                           rider during the insured
                                           person's period of coverage.
                                           ELIMINATION PERIOD
                                           The "Elimination Period"
                                           subsection is replaced in its
                                           entirety with the following:
                                           ..  Elimination Period. The
                                            Long-Term Care Insurance Rider
                                            has an elimination period that
                                            is the required period of time
                                            while the rider is in force
                                            that must elapse before any
                                            benefit is available to the
                                            insured person under this
                                            rider. The elimination period
                                            is 90 days, beginning on the
                                            first day of any qualified
                                            long-term care services that
                                            are provided to the insured
                                            person. Generally, benefits
                                            under this rider will not be
                                            paid until the elimination
                                            period is satisfied, and
                                            benefits will not be
                                            retroactively paid for the
                                            elimination period. The
                                            elimination period can be
                                            satisfied by any combination of
                                            days of a long-term care
                                            facility stay or days of home
                                            health care, and the days do
                                            not have to be continuous.
                                            There is no requirement that
                                            the elimination period must be
                                            satisfied within a consecutive
                                            period of 24 months starting
                                            with the month in which such
                                            services are first provided.
                                            The elimination period must be
                                            satisfied only once while this
                                            rider is in effect.
------------------------------------------------------------------------------

   APPENDIX II: STATES WHERE CERTAIN POLICY FEATURES AND/OR BENEFITS ARE NOT
                               AVAILABLE OR VARY

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
FLORIDA      See "Long-Term Care Services/SM/  PERIOD OF COVERAGE
(CONTINUED)  Rider" under "Other benefits you  The first paragraph of the
             can add by rider" in "More        "Period of coverage" subsection
             information about policy          is replaced in its entirety with
             features and benefits"            the following:
                                               ..  PERIOD OF COVERAGE. The
                                                period of coverage is the
                                                period of time during which the
                                                insured receives services that
                                                are covered under the Long-Term
                                                Care Insurance Rider and for
                                                which benefits are payable.
                                                This begins on the first day
                                                covered services are received
                                                after the end of the
                                                elimination period. A period of
                                                coverage will end on the
                                                earliest of the following dates:

                                               1. the date we receive the
                                               notice of release which must be
                                               sent to us when the insured
                                               person is no longer receiving
                                               qualified long-term care
                                               services;

                                               2. the date we determine the
                                               insured person is no longer
                                               eligible to receive qualified
                                               long-term care services under
                                               this rider;

                                               3. the date you request that we
                                               terminate benefit payments under
                                               this rider;

                                               4. the date the accumulated
                                               benefit lien amount equals the
                                               maximum total benefit (or if
                                               your coverage is continued as a
                                               Nonforfeiture benefit, the date
                                               the maximum total Nonforfeiture
                                               Benefit has been paid out);

                                               5. the date you surrender the
                                               policy (except to the extent of
                                               any Nonforfeiture Benefit you
                                               may have under the rider);

                                               6. the date we make a payment
                                               under the living benefits rider
                                               (for terminal illness) if it
                                               occurs before coverage is
                                               continued as a Nonforfeiture
                                               Benefit; or

                                               7. the date of death of the
                                               insured person.

                                               PREEXISTING CONDITION
                                               No benefits will be provided
                                               under this rider during the
                                               first 180 days from the
                                               effective date of the policy for
                                               long-term care services received
                                               by the insured person due to a
                                               preexisting condition. However,
                                               each day of services received by
                                               the insured person for a
                                               preexisting condition during the
                                               first 180 days that this rider
                                               is in force will count toward
                                               satisfaction of the elimination
                                               period.
             See "Long-Term Care Services/SM/  The following paragraph replaces
             Rider" under "Optional rider      the first paragraph in this
             charges" in "More information     section in its entirety:
             about certain policy charges"     ..  LONG-TERM CARE INSURANCE
                                                RIDER. If you choose this rider
                                                without the Nonforfeiture
                                                Benefit, on a guaranteed basis,
                                                we may deduct between $0.07 and
                                                $1.19 per $1,000 of the amount
                                                for which we are at risk under
                                                the rider from your policy
                                                account value each month. If
                                                you choose this rider with the
                                                Nonforfeiture Benefit, on a
                                                guaranteed basis, we may deduct
                                                between $0.07 and $1.19 per
                                                $1,000 of the amount for which
                                                we are at risk under the rider.
                                                We will deduct this charge
                                                until the insured reaches age
                                                121 while the rider is in
                                                effect, but not when rider
                                                benefits are being paid. The
                                                amount at risk under the rider
                                                depends on the death benefit
                                                option selected under the
                                                policy. For policies with death
                                                benefit Option A, the amount at
                                                risk for the rider is the
                                                lesser of (a) the current
                                                policy face amount, minus the
                                                policy account value (but not
                                                less than zero); and (b) the
                                                current long-term care
                                                specified amount. For policies
                                                with death benefit Option B,
                                                the amount at risk for the
                                                rider is the current long-term
                                                care specified amount. The
                                                current monthly charges for
                                                this rider may be lower than
                                                the maximum monthly charges.
--------------------------------------------------------------------------------

   APPENDIX II: STATES WHERE CERTAIN POLICY FEATURES AND/OR BENEFITS ARE NOT
                               AVAILABLE OR VARY

Appendix III: Calculating the alternate death benefit

--------------------------------------------------------------------------------

USING THE GUIDELINE PREMIUM TEST:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death and that there is no outstanding debt. We also assume that the owner selected the guideline premium test. Policy 1 shows what the death benefit would be for a policy with low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times the death benefit percentage. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $42,000 ($35,000 x 120%) and the alternate death benefit for Policy 2 is $102,000 ($85,000 x 120%). The basic death benefit under Option A is equal to the face amount on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($42,000) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit, since the alternate death benefit ($102,000) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $42,000) and Policy 2 (since $185,000 is greater than $102,000).

         --------------------------------------------------------------
                                                    POLICY 1  POLICY 2
         --------------------------------------------------------------
         Face Amount                                $100,000  $100,000
         Policy Account Value on the Date of Death  $ 35,000  $ 85,000
         Death Benefit Percentage                        120%      120%
         Death Benefit under Option A               $100,000  $102,000
         Death Benefit under Option B               $135,000  $185,000
         --------------------------------------------------------------

USING THE CASH VALUE ACCUMULATION TEST:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death, is a male preferred non-tobacco user, and that there is no outstanding debt. We also assume that the owner selected the cash value accumulation test. Policy 1 shows what the death benefit would be for a policy with a low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times a death benefit percentage which will be specified in your policy, and which varies based upon the insured's attained age, sex and risk class. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $64,995 ($35,000 x 185.7%) and the alternate death benefit for Policy 2 is $157,845 ($85,000 x 185.7%). The basic death benefit under Option A is equal to the face amount on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($64,995) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit, since the alternate death benefit ($157,845) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $64,995) and Policy 2 (since $185,000 is greater than $157,845).

         --------------------------------------------------------------
                                                    POLICY 1  POLICY 2
         --------------------------------------------------------------
         Face Amount                                $100,000  $100,000
         Policy Account Value on the Date of Death  $ 35,000  $ 85,000
         Death Benefit Percentage                      185.7%    185.7%
         Death Benefit under Option A               $100,000  $157,845
         Death Benefit under Option B               $135,000  $185,000
         --------------------------------------------------------------

                                     III-1

             APPENDIX III: CALCULATING THE ALTERNATE DEATH BENEFIT

Requesting more information



--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2015, is incorporated into this prospectus by reference and is available upon request, free of charge, by calling our toll free number at 888-855-5100 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations by calling our toll free number at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.), or asking your financial professional.


You may visit the SEC's web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to MONY America Variable Account K and the policies. You can also review and copy information about MONY America Variable Account K, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04234
STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                             PAGE

Who is MONY Life Insurance Company of America?                2

Ways we pay policy proceeds                                   2

Distribution of the policies                                  2

Underwriting a policy                                         2

Insurance regulation that applies to MONY America             2

Custodian and independent registered public accounting firm   2

Financial Statements                                          2

                                                                      811-04234

Incentive Life Legacy(R) II

An individual flexible premium variable life insurance policy issued by MONY Life Insurance Company of America ("MONY America") with variable investment options offered under MONY America Variable Account K.


PROSPECTUS DATED MAY 1, 2015


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING, OR TAKING ANY OTHER ACTION UNDER A POLICY. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. ALSO, YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

This prospectus describes the Incentive Life Legacy(R) II policy but is not itself a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. All optional features and benefits described in the prospectus may not be available at the time you purchase the policy. We reserve the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits.


The policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your investment options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.


WHAT IS INCENTIVE LIFE LEGACY(R) II?


Incentive Life Legacy(R) II provides life insurance coverage, plus the opportunity for you to earn a return in (i) our guaranteed interest option;
(ii) an investment option we refer to as the Market Stabilizer Option(R) prospectus and/or (iii) one or more of the following variable investment options:


VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

.. All Asset Moderate
  Growth-Alt 15
.. All Asset Growth-Alt 20
.. All Asset Aggressive-Alt 25

.. American Century VP Mid Cap Value
.. American Funds Insurance Series(R) Global Small Capitalization Fund/SM/ .. American Funds Insurance Series(R) New World Fund(R)

.. AXA Balanced Strategy/(1)/
.. AXA Conservative Growth Strategy/(1)/
.. AXA Conservative Strategy/(1)/
.. AXA 400 Managed Volatility
.. AXA 500 Managed Volatility
.. AXA 2000 Managed Volatility
.. AXA Global Equity Managed Volatility
.. AXA Growth Strategy/(1)/
.. AXA International Core Managed Volatility
.. AXA International Managed Volatility
.. AXA International Value Managed Volatility
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA Mid Cap Value Managed Volatility
.. AXA Moderate Growth Strategy/(1)/
.. Charter/SM/ Multi-Sector Bond
.. Charter/SM/ Small Cap Growth
.. Charter/SM/ Small Cap Value
.. AXA/AB Small Cap Growth/(2)/
.. AXA/Loomis Sayles Growth

.. EQ/BlackRock Basic Value Equity
.. EQ/Boston Advisors Equity Income
.. EQ/Calvert Socially Responsible
.. EQ/Capital Guardian Research
.. EQ/Common Stock Index
.. EQ/Core Bond Index
.. EQ/Equity 500 Index


.. EQ/GAMCO Mergers and Acquisitions
.. EQ/GAMCO Small Company Value
.. EQ/Global Bond PLUS
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/Invesco Comstock
.. EQ/JPMorgan Value Opportunities
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Value Index


.. EQ/MFS International Growth
.. EQ/Mid Cap Index
.. EQ/Money Market


.. EQ/Morgan Stanley Mid Cap Growth
.. EQ/PIMCO Ultra Short Bond
.. EQ/Quality Bond PLUS
.. EQ/Small Company Index
.. EQ/T. Rowe Price Growth Stock


VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
.. EQ/UBS Growth and Income
.. EQ/Wells Fargo Omega Growth
.. Fidelity(R) VIP Contrafund(R)
.. Fidelity(R) VIP Growth & Income
.. Fidelity(R) VIP Mid Cap
.. Franklin Mutual Shares VIP

.. Franklin Rising Dividends VIP
.. Franklin Small Cap Value VIP
.. Franklin Strategic Income VIP

.. Goldman Sachs VIT Mid Cap Value
.. Invesco V.I. Global Real Estate
.. Invesco V.I. International Growth
.. Invesco V.I. Mid Cap Core Equity
.. Invesco V.I. Small Cap Equity
.. Ivy Funds VIP Energy
.. Ivy Funds VIP High Income
.. Ivy Funds VIP Mid Cap Growth
.. Ivy Funds VIP Science and Technology
.. Ivy Funds VIP Small Cap Growth
.. Lazard Retirement Emerging Markets Equity
.. MFS(R) International Value


.. MFS(R) Investors Trust

.. MFS(R) Massachusetts Investors Growth Stock/(3)/
.. Multimanager Aggressive Equity
.. Multimanager Core Bond
.. Multimanager Mid Cap Growth
.. Multimanager Mid Cap Value
.. Multimanager Technology
.. PIMCO CommodityRealReturn(R) Strategy

.. PIMCO Real Return
.. PIMCO Total Return
.. T. Rowe Price Equity Income II

.. Target 2025 Allocation/(4)/
.. Target 2035 Allocation/(4)/
.. Target 2045 Allocation/(4)/
.. Target 2055 Allocation/(4)/
.. Templeton Developing Markets VIP
.. Templeton Global Bond VIP

.. Templeton Growth VIP
.. Van Eck VIP Global Hard Assets
--------------------------------------------------------------------------------

(1)Also referred to as an "AXA Strategic Allocation investment option" in this prospectus.
(2)This is the variable investment option's new name, effective on or about May 22, 2015, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.
(3)This new variable investment option is the "surviving option" in the planned merger of MFS(R) Investors Growth Stock Series (the "replaced option") which occurred earlier this year. The name of this new variable investment option will be reflected on MONY America's system on or about May 22, 2015. Please see "About the Portfolios of the Trusts" later in this prospectus regarding additional information about this new variable investment option.
(4)This variable investment option will be available on or about May 22, 2015, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for more information.


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the trusts (the "Trusts"), which are mutual funds. Please see "About the Portfolios of the Trusts" for more information about the Portfolios and the Trusts. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free. For more tax information, please see "Tax information" later in this prospectus. In this section you will also find additional information about possible estate tax consequences associated with death benefits under "Estate, gift, and generation-skipping taxes."

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                               #790453/AA & ADL

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance,
(3) borrow or withdraw amounts you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER MONY AMERICA POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with Incentive Life Legacy(R) II or another policy may not be to your advantage. You can contact us to find out more about any other MONY America insurance policy.

Contents of this Prospectus

--------------------------------------------------------------------------------



             ------------------------------------------------------
             1. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
               WILL PAY                                          6
             ------------------------------------------------------
             Tables of policy charges                            6
             How we allocate charges among your investment
               options                                           8
             Changes in charges                                  8

             ------------------------------------------------------
             2. RISK/BENEFIT SUMMARY: POLICY FEATURES,
               BENEFITS AND RISKS                                9
             ------------------------------------------------------
             How you can pay for and contribute to your policy   9
             The minimum amount of premiums you must pay        10
             You can guarantee that your policy will not
               terminate before a certain date                  10
             You can elect a "paid up" death benefit guarantee 11 You can receive an accelerated death benefit
               under the Long Term Care Services/SM/ Rider      11
             Investment options within your policy              11
             About your life insurance benefit                  12
             Alternative higher death benefit in certain cases 13 You can increase or decrease your insurance
               coverage                                         14
             Accessing your money                               15
             Risks of investing in a policy                     15
             How the Incentive Life Legacy(R) II variable life
               insurance policy is available                    15

             ------------------------------------------------------
             3. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?  16
             ------------------------------------------------------
             How to reach us                                    17
             About our MONY America Variable Account K          17
             Your voting privileges                             18
             About the Trusts                                   18

             ------------------------------------------------------
             4. ABOUT THE PORTFOLIOS OF THE TRUSTS              19
             ------------------------------------------------------
             Portfolios of the Trusts                           20

             ------------------------------------------------------
             5. DETERMINING YOUR POLICY'S VALUE                 28
             ------------------------------------------------------
             Your policy account value                          28


-------------
"We,""our," and "us" refer to MONY America. "Financial professional" means the registered representative of either AXA Advisors or an unaffiliated broker dealer which has entered into a selling agreement with AXA Distributors who is offering you this policy.
When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.
This prosepectus does not offer Incentive Life Legacy(R) II anywhere such offers are not lawful. MONY America does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by MONY America.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             6. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT
               OPTIONS                                          29
             ------------------------------------------------------
             Transfers you can make                             29
             How to make transfers                              29
             Our automatic transfer service                     29
             Our asset rebalancing service                      30

             ------------------------------------------------------
             7. ACCESSING YOUR MONEY                            31
             ------------------------------------------------------
             Borrowing from your policy                         31
             Loan extension (for guideline premium test
               policies only)                                   32
             Making withdrawals from your policy                33
             Surrendering your policy for its net cash
               surrender value                                  33
             Your option to receive a terminal illness living
               benefit                                          33

             ------------------------------------------------------
             8. TAX INFORMATION                                 35
             ------------------------------------------------------
             Basic income tax treatment for you and your
               beneficiary                                      35
             Tax treatment of distributions to you (loans,
               partial withdrawals, and full surrender; impact
               of certain policy changes and transactions)      35
             Tax treatment of living benefits rider or Long
               Term Care Services/SM/ Rider under a policy
               with the applicable rider                        36
             Business and employer owned policies               37
             Requirement that we diversify investments          38
             Estate, gift, and generation-skipping taxes        38
             Pension and profit-sharing plans                   38
             Split-dollar and other employee benefit programs   38
             ERISA                                              38
             3.8% Tax on Net Investment Income or "NII"         39
             Our taxes                                          39
             When we withhold taxes from distributions          39
             Possibility of future tax changes and other tax
               information                                      39

             ------------------------------------------------------
             9. MORE INFORMATION ABOUT POLICY FEATURES AND
               BENEFITS                                         41
             ------------------------------------------------------
             Guarantee premium test for no lapse guarantees     41
             Paid up death benefit guarantee                    41
             Other benefits you can add by rider                42
             Variations among Incentive Life Legacy(R) II
               policies                                         47
             Your options for receiving policy proceeds         47
             Your right to cancel within a certain number of
               days                                             48

             ------------------------------------------------------
             10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES  49
             ------------------------------------------------------
             Deducting policy charges                           49
             Charges that the Trusts deduct                     52


     ----------------------------------------------------------------------
     11. MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY    53
     ----------------------------------------------------------------------
     Dates and prices at which policy events occur                      53
     Policy issuance                                                    53
     Ways to make premium and loan payments                             54
     Assigning your policy                                              54
     You can change your policy's insured person                        54
     Requirements for surrender requests                                55
     Gender-neutral policies                                            55
     Future policy exchanges                                            55
     Broker transaction authority                                       55

     ----------------------------------------------------------------------
     12. MORE INFORMATION ABOUT OTHER MATTERS                           56
     ----------------------------------------------------------------------
     About our general account                                          56
     Transfers of your policy account value                             56
     Telephone and Internet requests                                    57
     Cybersecurity                                                      58
     Suicide and certain misstatements                                  58
     When we pay policy proceeds                                        58
     Changes we can make                                                58
     Reports we will send you                                           59
     Distribution of the policies                                       59
     Legal proceedings                                                  61

     ----------------------------------------------------------------------
     13. FINANCIAL STATEMENTS OF MONY AMERICA VARIABLE   ACCOUNT K AND
       MONY AMERICA                                                     62
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     14. PERSONALIZED ILLUSTRATIONS                                     63
     ----------------------------------------------------------------------
     Illustrations of policy benefits                                   63



    ------------------------------------------------------------------------
    APPENDICES
    ------------------------------------------------------------------------
      I  --  Policy variations                                          I-1
     II  --  States where certain policy features and/or benefits
               are not available or vary                               II-1
    III  --  Calculating the alternate death benefit                  III-1


     ----------------------------------------------------------------------
     REQUESTING MORE INFORMATION
       Statement of additional information
       Table of contents
     ----------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                       PAGE

                   account value                       28
                   actual premium fund value           41
                   Administrative Office               17
                   age; age at issue                   54
                   Allocation Date                     11
                   alternative death benefit           13
                   amount at risk                      50
                   anniversary                         53
                   assign; assignment                  54
                   automatic transfer service          29
                   AXA Equitable                       18
                   AXA Financial, Inc.                 16
                   basis                               36
                   beneficiary                         47
                   business day                        53
                   Cash Surrender Value                31
                   Code                                35
                   collateral                          31
                   commencement of insurance coverage  54
                   cost of insurance charge            50
                   cost of insurance rates             50
                   day                                 53
                   default                             10
                   disruptive transfer activity        56
                   dollar cost averaging service       29
                   extended no lapse guarantee         10
                   face amount                         12
                   grace period                        10
                   guaranteed interest option          12
                   guarantee premium test              41
                   Guaranteed Interest Account         12
                   Incentive Life Legacy(R) II         12
                   initial premium                     11
                   insured person                      12
                   Internet                            17
                   investment funds                    12
                   investment options                  11
                   investment start date               11
                   issue date                          54
                   lapse                               10
                   loan extension                      32
                   loan, loan interest                 31
                   Long Term Care Services/SM/ Rider   11
                   market timing                       56


                                                         PAGE

                 Money Market Lock-in Period                11
                 mortality and expense risk charge           7
                 modified endowment contract                35
                 month, year                                53
                 monthly deduction                           8
                 MONY Access Account                        47
                 MONY America                                1
                 MONY America Variable Account K            17
                 net cash surrender value                   33
                 no lapse guarantee premium fund value      41
                 no lapse guarantee                         10
                 Option A, B                                12
                 our                                         3
                 owner                                       3
                 paid up                                    35
                 paid up death benefit guarantee            11
                 partial withdrawal                         33
                 payments                                   53
                 planned periodic premium                    9
                 policy                                      1
                 Portfolio                                   1
                 premium payments                            9
                 prospectus                                  1
                 rebalancing                                30
                 receive                                    53
                 register date                              53
                 restored, restoration                      10
                 riders                                      9
                 SEC                                         1
                 state                                       3
                 subaccount                                 17
                 surrender                                  33
                 surrender charge                        6, 49
                 target premium                             59
                 transfers                                  29
                 Trusts                                      1
                 units                                      28
                 unit values                                17
                 us                                          3
                 variable investment options                 1
                 we                                          3
                 withdrawals                            32, 33
                 you, your                                   3

                       AN INDEX OF KEY WORDS AND PHRASES

1. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. See "Deducting policy charges" under "More information about certain policy charges."

----------------------------------------------------------------------------------------------------------
 TRANSACTION FEES
----------------------------------------------------------------------------------------------------------
 CHARGE              WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------
PREMIUM CHARGE/(1)/  From each premium               9%, if the extended no lapse guarantee rider is in
                                                     effect.

                                                                            - or -

                                                     8%, if the extended no lapse guarantee rider is not
                                                     in effect.
SURRENDER (TURNING   Upon surrender                  Initial surrender charge per $1,000 of initial base
IN) OF YOUR POLICY                                   policy face amount or per $1,000 of requested base
DURING ITS FIRST 15                                  policy face amount increase:/(3)/
YEARS OR THE FIRST                                   Highest: $47.92
15 YEARS AFTER YOU                                   Lowest: $10.38
HAVE REQUESTED AN                                    Representative: $17.32/(4)/
INCREASE IN YOUR
POLICY'S FACE
AMOUNT/(2)/
REQUEST A DECREASE   Effective date of the decrease  A pro rata portion of the charge that would apply to
IN YOUR POLICY'S                                     a full surrender at the time of the decrease.
FACE AMOUNT
TRANSFERS AMONG      Upon transfer                   $25 per transfer./(5)/
INVESTMENT OPTIONS
ADDING THE TERMINAL  At the time of the transaction  $100 (if elected after policy issue)
ILLNESS LIVING
BENEFIT RIDER
EXERCISE OF OPTION   At the time of the transaction  $250
TO RECEIVE THE
TERMINAL ILLNESS
LIVING BENEFIT

SPECIAL SERVICES
CHARGES

..   Wire transfer    At the time of the transaction  Current and Maximum Charge: $90 charge/(6)/

..   Express mail     At the time of the transaction  Current and Maximum Charge: $35 charge/(6)/

..   Policy           At the time of the transaction  Current and Maximum Charge: $25 illustration
    charge/(7)/

..   Duplicate        At the time of the transaction  Current and Maximum Charge: $35 policy
    charge/(7)/

..   Policy history   At the time of the transaction  Current and Maximum Charge: $50 charge/(7)(8)/

..   Charge for       At the time of the transaction  Current and Maximum Charge: $25 returned
    payments/(7)/
----------------------------------------------------------------------------------------------------------

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.

--------------------------------------------------------------------------------------------
 PERIODIC CHARGES
 OTHER THAN UNDERLYING
 TRUST PORTFOLIO
 OPERATING EXPENSES
--------------------------------------------------------------------------------------------
 CHARGE              WHEN CHARGE IS DEDUCTED  AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------
COST OF INSURANCE           Monthly           Charge per $1,000 of the amount for which we
CHARGE/(9)(10)/                               are at risk:/(11)/
                                              Highest: $83.34
                                              Lowest: $0.02
                                              Representative: $0.10/(12)/
--------------------------------------------------------------------------------------------

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

-------------------------------------------------------------------------------------------------
 PERIODIC CHARGES
 OTHER THAN UNDERLYING
 TRUST PORTFOLIO
 OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
 CHARGE              WHEN CHARGE IS DEDUCTED  AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------
MORTALITY AND               Monthly           0.85% (annual rate) of your value in our variable
EXPENSE RISK CHARGE                           investment options.
-------------------------------------------------------------------------------------------------

ADMINISTRATIVE       Monthly  (1) Policy Year  Amount Deducted
CHARGE/(9)/

                                1
                                                 $20

                                2+
                                                 $15

                                                                               -plus-
                                                        (2) Charge per $1,000 of the initial base policy face
                                                        amount and any requested base policy face amount
                                                        increase that exceeds the highest previous face
                                                        amount:
                                                        Highest: $0.35
                                                        Lowest: $0.03
                                                        Representative: $0.04/(4)/
LOAN INTEREST        On each policy anniversary (or on  1% of loan amount.
SPREAD/(13)/         loan termination, if earlier)
OPTIONAL RIDER       While the rider is in effect
CHARGES

CHILDREN'S TERM      Monthly                            Charge per $1,000 of rider benefit amount:
INSURANCE                                               $0.50

DISABILITY           Monthly                            Percentage of all other monthly charges:
DEDUCTION WAIVER                                        Highest: 132%
                                                        Lowest: 7%
                                                        Representative: 12%/(12)/

OPTION TO PURCHASE   Monthly                            Charge per $1,000 of rider benefit amount:
ADDITIONAL INSURANCE                                    Highest: $0.17
                                                        Lowest: $0.04
                                                        Representative: $0.16/(14)/

EXTENDED NO LAPSE    Monthly                            (1) Charge per $1,000 of the initial base policy face
GUARANTEE                                               amount, and per $1,000 of any requested base policy
                                                        face amount increase that exceeds the highest pre-
                                                        vious face amount:
                                                        Highest: $0.05
                                                        Lowest: $0.01
                                                        Representative: $0.02/(4)/

                                                                               -plus-

                                                        (2) Percentage of Separate Account Fund Value
                                                        charge: 0.15% (annual rate) of your value in our
                                                        variable investment options.

LONG TERM CARE       Monthly                            Charge per $1,000 of the amount for which we are
SERVICES/SM/                                            at risk:/(15)/
RIDER/(15)/                                             With the optional Nonforfeiture Benefit:
                                                        Highest: $2.94
                                                        Lowest: $0.25
                                                        Representative: $0.53/(14)/
                                                        Without the optional Nonforfeiture Benefit:
                                                        Highest: $2.67
                                                        Lowest: $0.22
                                                        Representative: $0.49/(14)/
--------------------------------------------------------------------------------------------------------------

(1)Currently, we deduct 8% of each premium payment up to six "target premiums" and then 3% of each premium payment after an amount equal to six "target premiums" has been paid. The "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, among other factors. If you elect the extended no lapse guarantee rider, an additional 1% of each premium payment will be deducted while the rider is in effect.

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

(2)The surrender charge attributable to an increase in your policy's face amount is in addition to any remaining surrender charge attributable to the policy's initial face amount.
(3)The initial amount of surrender charge depends on each policy's specific characteristics.
(4)This representative amount is the rate we guarantee for a representative insured male age 35 at issue or at the time of a requested face amount increase, in the preferred elite non-tobacco user risk class for a face amount of $250,000 or more. This charge varies based on the individual characteristics of the insured and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.
(5)No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.
(6)Unless you specify otherwise, this charge will be deducted from the amount you request.
(7)The charge for this service must be paid using funds outside of your policy. Please see "Deducting policy charges" under "More information about certain policy charges" for more information.
(8)The charge for this service may be less depending on the policy history you request. Please see "Deducting policy charges" under "More information about certain policy charges" for more information.
(9)Not applicable after the insured person reaches age 121.
(10)Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.
(11)Our amount "at risk" under your policy is the difference between the amount of death benefit and the policy account value as of the deduction date.
(12)This representative amount is the rate we guarantee in the first policy year for a representative insured male age 35 at issue in the preferred elite non-tobacco user risk class. This charge varies based on the individual characteristics of the insured and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.
(13)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The rate is the greater of (a) 3% or (b) the "Monthly Average Corporate" yield published by Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit, which will not exceed 1%. For more information on the maximum rate see "Borrowing from your policy -- Loan interest we charge" in "Accessing your money" later in this prospectus.
(14)This representative amount is the rate we guarantee for a representative insured male age 35 at issue in the preferred elite non-tobacco user risk class. This charge varies based on the individual characteristics of the insured and, for the Long-Term Care Services/SM/ Rider on the benefit percentage you choose and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.
(15)Our amount "at risk" for this rider depends on the death benefit option selected under the policy. See "More information about policy features and benefits -- Long-Term Care Services/SM/ Rider" later in this prospectus.

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.


----------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2014 (expenses that are deducted from               Lowest Highest
Portfolio assets including management fees, 12b-1 fees, service fees and/or other expenses)/(1)/  0.62%  2.98%
----------------------------------------------------------------------------------------------------------------


(1)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2014, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2016 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.



-----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2014 after the effect of Expense Limitation Arrangements/(/*/)/  Lowest Highest
                                                                                                               0.62%  1.61%
-----------------------------------------------------------------------------------------------------------------------------



   (*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Templeton Developing Markets VIP Fund.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policy owners of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

2. Risk/benefit summary: Policy features, benefits and risks

--------------------------------------------------------------------------------

Incentive Life Legacy(R) II is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.


In addition, depending on when you purchased your policy, certain variations may apply to your policy which differ from the information contained in this section. Please see "Appendix I: Policy variations" later in this Prospectus for more information.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life Legacy(R) II policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life Legacy(R) II policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life Legacy(R) II policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

--------------------------------------------------------------------------------
YOU CAN GENERALLY PAY PREMIUMS AT SUCH TIMES AND IN SUCH AMOUNTS AS YOU LIKE BEFORE THE POLICY ANNIVERSARY NEAREST TO THE INSURED'S 121ST BIRTHDAY, SO LONG AS YOU DON'T EXCEED CERTAIN LIMITS DETERMINED BY THE FEDERAL INCOME TAX LAWS APPLICABLE TO LIFE INSURANCE.
--------------------------------------------------------------------------------

YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON PREMIUM PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under "Determining your policy's value," later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. In particular, you may wish to ask for an illustration under both the guideline premium test and cash value accumulation test to see the possible impact of including future changes to your policy under various investment return assumptions. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account value" is not enough to pay your policy's monthly charges when due unless:

..   you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see "You can guarantee that your policy will not terminate before a certain date" below);

..   you are receiving monthly benefit payments under the Long Term Care
    Services/SM/ Rider (see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus);

..   you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value (see "You can elect a "paid up" death benefit guarantee" below); or

..   your policy has an outstanding loan that would qualify for "loan extension."

("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.)


We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we receive the requested amount before the end of the grace period, it will be treated as a loan repayment to the extent it is less than or equal to any outstanding policy loan and accrued loan interest. The remainder of the payment, if any, will be treated as a premium payment. If the guaranteed interest option limitation is in effect, we may limit you from allocating a portion of your payment to the guaranteed interest option as described elsewhere in this prospectus. Any such portion of the payment will be allocated to the variable investment options in proportion to any payment amounts for the variable investment options that you have specified with that payment. Otherwise, the remainder will be allocated in proportion to the premium allocation percentages for the variable investment options then in effect. If you have not specified any payment amounts for the variable investment options and if there are no premium allocation percentages for any variable investment options then in effect, any such portion of the payment will be refunded to you except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates. Please see "Appendix I: Policy variations" later in this prospectus for more information.


If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges (but not more than the amount to maintain one of the available guarantees against termination), policy loans or lien and accrued loan or lien interest, to the beneficiary you have named.

--------------------------------------------------------------------------------
YOUR POLICY WILL TERMINATE IF YOU DON'T PAY ENOUGH PREMIUMS (I) TO PAY THE CHARGES WE DEDUCT, OR (II) TO MAINTAIN ONE OF THE NO LAPSE GUARANTEES THAT CAN KEEP YOUR POLICY FROM TERMINATING. HOWEVER, WE WILL FIRST SEND YOU A NOTICE AND GIVE YOU THE OPPORTUNITY TO PAY ANY SHORTFALL.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within three years after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will be an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. Any no lapse guarantee will not be restored after the policy terminates.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

NO LAPSE GUARANTEE. You can generally guarantee that your policy will not terminate for a number of years (the "guarantee period") by paying at least certain specified amounts of premiums (the "guarantee premiums"). We call this our "No Lapse Guarantee." The length of your policy's guarantee period will range from 5 to 10 years, depending on the insured's age when we issue the policy. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.

During the guarantee period, however, the No Lapse Guarantee applies only if:

..   You have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no lapse guarantees" under "More information about policy benefits" later in this prospectus); and

..   Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if the guarantee period expires.

EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be added at issue to the policy that provides a longer guarantee period than described above with a higher premium requirement, provided you elect death benefit Option A. The length of your policy's guarantee period will range from 20 to 40 years, depending on the insured's age when we issue the policy.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

The monthly cost of this rider and the required premium vary by the individual characteristics of the insured and the face amount of the policy. A change in the face amount of the policy, however, may affect the cost of this rider. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see "Optional benefits you can add by rider" under "More information about policy features and benefits."

--------------------------------------------------------------------------------
IF YOU PAY AT LEAST CERTAIN PRESCRIBED AMOUNTS OF PREMIUMS AND ANY OUTSTANDING POLICY LOAN AND ACCRUED LOAN INTEREST DO NOT EXCEED THE POLICY ACCOUNT VALUE, YOUR POLICY WILL NOT LAPSE FOR A NUMBER OF YEARS, EVEN IF THE VALUE IN YOUR POLICY BECOMES INSUFFICIENT TO PAY THE MONTHLY CHARGES. FOR THE EXTENDED NO LAPSE GUARANTEE RIDER, YOUR DEATH BENEFIT MUST ALWAYS HAVE BEEN OPTION A. THE
NO LAPSE GUARANTEE IS NOT IMPACTED BY YOUR CHOICE OF DEATH BENEFIT OPTION.
--------------------------------------------------------------------------------

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE


Provided certain requirements are met and subject to our approval, you may elect to take advantage of our "paid up" death benefit guarantee (certain policies may refer to this as the "paid up" no lapse guarantee) at any time after the fourth year of your policy if the insured's attained age is 120 or less provided certain requirements are met. If you elect the paid up death benefit guarantee, we may reduce your base policy's face amount. Thereafter, your policy will not lapse so long as the paid up death benefit guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guaranteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time. If the policy guaranteed interest option limitation is in effect at the time you elect the "paid up" death benefit guarantee, it will no longer apply while the paid up death benefit guarantee remains in effect. The limitation amounts applicable under the "paid up" death benefit guarantee may permit you to allocate different amounts into the guaranteed interest option. Our paid up death benefit guarantee is not available if you received a living benefit on account of terminal illness at any time. Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care Services/SM/ Rider prior to continuing coverage under any Nonforfeiture Benefit. Also, election of a paid up death benefit guarantee will terminate any Long-Term Care Services/SM/ Rider subject to any Nonforfeiture Benefit, if elected. Please also see Appendix I later in this prospectus for more information.


The guarantee will also terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.

YOU CAN RECEIVE AN ACCELERATED DEATH BENEFIT UNDER THE LONG TERM CARE SERVICES/SM/ RIDER


In states where approved, an optional rider may be added to your policy at issue that provides an acceleration of the policy's death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualifying long-term care services in accordance with a plan of care. This is our Long Term Care Services/SM/ Rider. The long-term care specified amount at issue must be at least $100,000. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select and whether you select the rider with or without the optional Nonforfeiture Benefit. You can terminate this rider after your first policy year. For more information about this rider, see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus. Please also see Appendix I later in this prospectus for more information.


INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the "Investment Start Date"). Before this date, your initial premium will be held in a non-interest bearing account. See "Policy issuance" in "More information about procedures that apply to your policy" later in this prospectus.

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the later of the Investment Start Date and the issue date for twenty calendar days (the "Money Market Lock-in Period"). However, if we have not received all necessary requirements for your policy as of the Issue Date, the Money Market Lock-In Period will begin on the date we receive all necessary requirements to put the policy in force at our Administrative Office. On the first business day following the Money Market Lock-in Period, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

However, if the policy guaranteed interest option limitation is in effect, we will limit you from allocating more than a specified percentage of any premium payment to the guaranteed interest option. Any portion of the premium payment in excess of the limitation amount will be allocated to the variable investment options in proportion to any premium payment amounts for the variable investment options that you have specified with that premium payment. Otherwise, the excess will be allocated in proportion to the premium allocation percentages for the variable investment

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS options then in effect. If you have not specified any premium payment amounts for the variable investment options and if there are no premium allocation percentages for any variable investment options then in effect, any portion of the premium payment in excess of the limitation amount will be refunded to you (except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option). The specified percentage limitation on premium payments allocated to the guaranteed interest option can be changed at any time, but it will never be less than 5%. Please see "Appendix I: Policy variations" later in this prospectus for more information.


The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

--------------------------------------------------------------------------------
YOU CAN CHOOSE AMONG VARIABLE INVESTMENT OPTIONS.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios of the Trusts."


You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-777-6510 (FOR U.S. RESIDENTS) OR 1-704-341-7000 (OUTSIDE OF THE U.S.). We may add or delete variable investment options or Portfolios at any time.

If you elect the extended no lapse guarantee rider or exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the AXA Strategic Allocation investment options, or those investment options we are then making available under the rider (see "Other benefits you can add by rider" under "More information about policy features and benefits").


GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

Upon advance notification, MONY America has the right to implement the policy guaranteed interest option limitation. If the policy guaranteed interest option limitation is in effect, MONY America has the right to limit you from allocating more than a specified percentage of your premium to the guaranteed interest option. We may also reject any transfer you request from the variable investment options to the unloaned portion of the guaranteed interest option if the transfer would result in the unloaned portion of the guaranteed interest option exceeding a specified percentage of the total unloaned policy account value. Finally, we may limit you from allocating more than a specified percentage of any additional loan repayment to the guaranteed interest option after you have repaid any loaned amounts that were taken from the guaranteed interest option. The specified percentage limitation on allocations of premium payments, additional loan repayments, and requested transfers to the guaranteed interest option can be changed at any time, but it will never be less than 5%.


If you elect the paid up death benefit guarantee or the extended no lapse guarantee rider, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option. The policy guaranteed interest option limitation will not apply while the paid up death benefit guarantee or the extended no lapse guarantee rider remains in effect. The limitation amounts applicable under the paid up death benefit guarantee and the extended no lapse guarantee rider may permit you to allocate different amounts into the guaranteed interest option. For more information on these restrictions, see "Paid up death benefit guarantee" and "extended no lapse guarantee rider" under "More information about policy features and benefits" and "Appendix I: Policy variations" later in this prospectus.


--------------------------------------------------------------------------------
WE WILL PAY AT LEAST 2% ANNUAL INTEREST ON OUR GUARANTEED INTEREST OPTION.
--------------------------------------------------------------------------------


MARKET STABILIZER OPTION(R) ("MSO"). The MSO rider, if available under your policy, provides you with the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index. The S&P 500 Price Return Index includes 500 companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Price Return Index does not include dividends declared by any of the companies included in this Index. Please see the separate supplement accompanying this prospectus and the Market Stabilizer Option(R) prospectus for more information.


ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life Legacy(R) II policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the minimum amount of coverage you can request.

--------------------------------------------------------------------------------
IF THE INSURED PERSON DIES, WE PAY A LIFE INSURANCE BENEFIT TO THE
"BENEFICIARY" YOU HAVE NAMED. (SEE "YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS" UNDER "MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS" LATER IN THIS PROSPECTUS.) THE AMOUNT WE PAY DEPENDS ON WHETHER YOU HAVE CHOSEN DEATH BENEFIT OPTION A OR DEATH BENEFIT OPTION B.
--------------------------------------------------------------------------------

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

..   Option A -- THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

..   Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated. If you have elected the extended no lapse guarantee, you must have always had Option A since the policy issue date.

ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person's date of death by a percentage specified in your policy. Representative percentages are as follows:

--------------------------------------------------------------------------------
IF THE ACCOUNT VALUE IN YOUR POLICY IS HIGH ENOUGH, RELATIVE TO THE FACE
AMOUNT, THE LIFE INSURANCE BENEFIT WILL AUTOMATICALLY BE GREATER THAN THE
OPTION A OR OPTION B DEATH BENEFIT YOU HAVE SELECTED.
--------------------------------------------------------------------------------

----------------------------------------------
AGE:*  40 AND UNDER  45   50   55   60    65
----------------------------------------------
 %:       250%      215% 185% 150% 130%  120%
----------------------------------------------
AGE:    70   75-90   91   92   93  94 AND OVER
----------------------------------------------
 %:    115%  105%   104% 103% 102%   101%
----------------------------------------------

*  For the then-current policy year.


For example, if the guideline premium test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 120%, then the death benefit under Option A is the alternative death benefit of $102,000 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see "Appendix III: Calculating the alternate death benefit" later in this prospectus.


For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy's cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured's age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner's Standard Ordinary Mortality Tables.


For example, if the cash value accumulation test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 185.7%, then the death benefit under Option A is the alternative death benefit of $157,845 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see "Appendix III: Calculating the alternate death benefit" later in this prospectus.


These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is generally determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" later in this prospectus. Under the Long Term Care Services/SM/ Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit, unless benefits are being paid under the optional Nonforfeiture Benefit. Please see "Long Term Care Services/SM/ Rider" later in this prospectus.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

DEATH BENEFIT IF YOUR POLICY IS ON LOAN EXTENSION. Your policy offers an additional feature against policy termination due to an outstanding loan, called "loan extension." Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see "Borrowing from your policy" under "Accessing your money."

--------------------------------------------------------------------------------
YOU CAN REQUEST A CHANGE IN YOUR DEATH BENEFIT OPTION FROM OPTION B ANY TIME AFTER THE FIRST YEAR OF THE POLICY AND BEFORE THE POLICY ANNIVERSARY NEAREST TO THE INSURED'S 121ST BIRTHDAY; HOWEVER, CHANGES TO OPTION B ARE NOT PERMITTED BEYOND THE POLICY YEAR IN WHICH THE INSURED PERSON REACHES THE MAXIMUM AGE FOR CHANGES TO OPTION B SHOWN IN THEIR POLICY.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is NOT higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy's face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches the maximum age for changes to Option B shown in their policy, (b) if the paid up death benefit guarantee is in effect, or (c) your policy is on loan extension.


We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not request a change of the death benefit option from Option A to Option B under the policy while the Long-Term Care Services/SM/ Rider is in effect. You may request a change from Option B to Option A. Please see Appendix III later in this prospectus for rider variations. Please also refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.


YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy's face amount any time after the first year of your policy but before the policy year in which the insured person reaches age 121. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount of your policy.

We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges under any optional disability waiver rider that is part of the policy;
(ii) the paid up death benefit guarantee is in effect; or (iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached the maximum age for a face amount increase shown in their policy (or age 71 if the extended no lapse guarantee rider is in effect); or (ii) while the Long Term Care Services/SM/ Rider is in effect, unless coverage has been continued under the optional Nonforfeiture Benefit. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long Term Care Services/SM/ Rider.

Certain policy changes, including increases and decreases in your insurance coverage may also affect the guarantee premiums under the policy and any applicable monthly charge for the extended no lapse guarantee rider.

The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge, administrative charge, and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same underwriting classification. An additional 15-year surrender charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, the increase will be declined. See "Risk/benefit summary: Charges and expenses you will pay."

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.

ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans and accrued loan interest you have outstanding. The cash surrender value available for loans is also reduced on a pro rata basis for the portion of the policy death benefit accelerated to date but not by more than the accumulated benefit lien amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services Rider/SM/" later in this prospectus. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the insured's 121st birthday. Partial withdrawals are not permitted if you have elected the paid up death benefit guarantee, your policy is on loan extension, or you are receiving monthly benefit payments under the Long Term Care Services/SM/ Rider before coverage is continued under the optional Nonforfeiture Benefit. See "Making withdrawals from your policy" later in this prospectus for more information .

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.

RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

..   If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

..   If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any guarantees against termination, paid-up death benefit guarantee or loan extension feature you may have, you could have to pay more premiums to keep your policy from terminating.

..   If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision and any loan extension endorsement you may have.

..   We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in the previous chapter in "Tables of policy charges" under "Risk/benefit summary: Charges and expenses you will pay."

..   You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

..   Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.

HOW THE INCENTIVE LIFE LEGACY(R) II VARIABLE LIFE INSURANCE POLICY IS AVAILABLE

Incentive Life Legacy(R) II is primarily intended for individuals, businesses and trusts. However, we do not place limitations on its use. Please see "Tax Information" later in this prospectus for more information. Incentive Life Legacy(R) II is generally available for issue ages 0-85.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

3. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------


We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. MONY Life Insurance Company of America is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, AXA exercises significant influence over the operations and capital structure of the Company. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies. The Company is solely responsible for paying all amounts owed to you under your policy.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $577.7 billion in assets as of December 31, 2014. MONY America is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, and Puerto Rico, and the U.S. Virgin Islands. Our main administrative office is located at 525 Washington Boulevard, Jersey City, NJ 07310.

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.
--------------------------------------------------------------------------------
 BY MAIL:

AT THE POST OFFICE BOX FOR OUR ADMINISTRATIVE OFFICE:


  MONY America -- AXA Life Operations Center

  P.O. Box 1047
  Charlotte, North Carolina 28201-1047
--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:

AT THE STREET ADDRESS FOR OUR ADMINISTRATIVE OFFICE:


  MONY America -- AXA Life Operations Center

  8501 IBM Drive, Suite 150
  Charlotte, North Carolina 28262-4333
  1-704-341-7000 (for express delivery purposes only)
--------------------------------------------------------------------------------

 BY PHONE:

Policy information, basic transactions, forms and statements are available 24 hours a day - 7 days a week through AXA Equitable's Interactive Telephone Service.

AXA Equitable's Interactive Telephone Service provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time:
1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

--------------------------------------------------------------------------------
 BY E-MAIL:

  life-service@axa.us.com

--------------------------------------------------------------------------------
 BY FAX:

  1-855-268-6378

--------------------------------------------------------------------------------
 BY INTERNET:

You may register for online account access at www.axa.com or us.axa.com for those outside the U.S. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1)request for our automatic transfer service (our dollar cost averaging service);

(2)request for our asset rebalancing service;


(3)transfers among investment options (if submitted by e-mail);

(4)designation of new policy owner(s); and

(5)designation of new beneficiary(ies).


OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)policy surrenders;

(b)transfers among investment options (not submitted by e-mail);

(c)changes in allocation percentages for premiums and deductions; and

(d)electing the paid up death benefit guarantee.

You can also change your allocation percentages and/or change your address
(1) by toll-free phone and assisted service, (2) over the Inter-net, through axa.com or us.axa.com for those outside the U.S., or (3) by writing our Administrative Office. You can transfer among investment options using (2) and
(3), as described in the previous sentence, only. For more information about transaction requests you can make by phone or over the Inter-net, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

ABOUT OUR MONY AMERICA VARIABLE ACCOUNT K

Each variable investment option is a part (or "subaccount") of our MONY America Variable Account K. We established MONY America Variable Account K under Arizona Insurance Law in 2013. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

legal owner of all of the assets in MONY America Variable Account K and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from MONY America Variable Account K that represent our investments in MONY America Variable Account K or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against MONY America Variable Account K reflect its own investment experience and not the investment experience of MONY America's other assets.

MONY America Variable Account K is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise MONY America or MONY America Variable Account K. Although MONY America Variable Account K is registered, the SEC does not monitor the activity of MONY America Variable Account K on a daily basis. MONY America is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of MONY America Variable Account K available under Incentive Life Legacy(R) II invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. MONY America Variable Account K immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to MONY America variable accounts in connection with MONY America's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with MONY America. EQ Advisors Trust and AXA Premier VIP Trust also sell their shares to the trustee of a qualified plan for AXA Equitable, an affiliate of MONY America. We currently do not foresee any disadvantages to our policy owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policy owners, we will see to it that appropriate action is taken to do so.

YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our MONY America Variable Account K (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policy owners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICY OWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policy owners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in MONY America Variable Account K in the same proportion as the instructions we receive from holders of Incentive Life Legacy(R) II and other policies that MONY America Variable Account K supports.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

4. About the Portfolios of the Trusts

--------------------------------------------------------------------------------


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG, a wholly owned subsidiary of AXA Equitable, receives management fees and administrative fees in connection with the services it provides to the Portfolios. As such, it may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in other Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy or, in the case of the AXA Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

PORTFOLIOS OF THE TRUSTS


--------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B
 SHARES PORTFOLIO                                                   INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                      SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
--------------------------------------------------------------------------------------------------------------
CHARTER/SM/          Seeks to achieve high total return through a   .   AXA Equitable Funds
  MULTI-SECTOR BOND  combination of current income and capital          Management Group, LLC
                     appreciation.
--------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL    Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds
  CAP GROWTH                                                            Management Group, LLC
--------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL    Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds
  CAP VALUE                                                             Management Group, LLC
--------------------------------------------------------------------------------------------------------------
TARGET 2025          Seeks the highest total return over time       .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total return        Management Group, LLC
                     includes capital growth and income.
--------------------------------------------------------------------------------------------------------------
TARGET 2035          Seeks the highest total return over time       .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total return        Management Group, LLC
                     includes capital growth and income.
--------------------------------------------------------------------------------------------------------------
TARGET 2045          Seeks the highest total return over time       .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total return        Management Group, LLC
                     includes capital growth and income.
--------------------------------------------------------------------------------------------------------------
TARGET 2055          Seeks the highest total return over time       .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total return        Management Group, LLC
                     includes capital growth and income.


-----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                      INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                         SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation and current  .   AXA Equitable Funds
  MODERATE GROWTH -  income, with a greater emphasis on current            Management Group, LLC
  ALT 15             income.
-----------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -   Seeks long-term capital appreciation and current  .   AXA Equitable Funds
  ALT 20             income.                                               Management Group, LLC
-----------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                      INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                         SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation and current  .   AXA Equitable Funds
  AGGRESSIVE - ALT   income, with a greater emphasis on capital            Management Group, LLC
  25                 appreciation.
-------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED      Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------
AXA 500 MANAGED      Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED     Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------
AXA BALANCED         Seeks long-term capital appreciation and current  .   AXA Equitable Funds        (check mark)
  STRATEGY           income.                                               Management Group, LLC
-------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks current income and growth of capital, with  .   AXA Equitable Funds        (check mark)
  GROWTH STRATEGY    a greater emphasis on current income.                 Management Group, LLC
-------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks a high level of current income.             .   AXA Equitable Funds        (check mark)
  STRATEGY                                                                 Management Group, LLC
-------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY    Seeks to achieve long-term capital appreciation   .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and         Management Group, LLC
                     managing volatility in the Portfolio.             .   BlackRock Investment
                                                                           Management, LLC
                                                                       .   Morgan Stanley Investment
                                                                           Management Inc.
                                                                       .   OppenheimerFunds, Inc.
-------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY  Seeks long-term capital appreciation and current  .   AXA Equitable Funds        (check mark)
                     income, with a greater emphasis on capital            Management Group, LLC
                     appreciation.
-------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of capital      .   AXA Equitable Funds        (check mark)
  CORE MANAGED       with an emphasis on risk-adjusted returns and         Management Group, LLC
  VOLATILITY         managing volatility in the Portfolio.             .   BlackRock Investment
                                                                           Management, LLC
                                                                       .   EARNEST Partners, LLC
                                                                       .   Massachusetts Financial
                                                                           Services Company d/b/a
                                                                           MFS Investment Management
                                                                       .   Hirayama Investments, LLC
                                                                       .   WHV Investments
-------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

--------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                       INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                          SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
--------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to provide current income and long-term      .   AXA Equitable Funds        (check mark)
  VALUE MANAGED      growth of income, accompanied by growth of             Management Group, LLC
  VOLATILITY         capital with an emphasis on risk-adjusted          .   BlackRock Investment
                     returns and managing volatility in the Portfolio.      Management, LLC
                                                                        .   Northern Cross, LLC
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE   Seeks to achieve long-term growth of capital       .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and          Management Group, LLC
                     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Capital Guardian Trust
                                                                            Company
                                                                        .   Institutional Capital LLC
                                                                        .   Thornburg Investment
                                                                            Management, Inc.
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP        Seeks to provide long-term capital growth with     .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED     an emphasis on risk-adjusted returns and               Management Group, LLC
  VOLATILITY         managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Marsico Capital
                                                                            Management, LLC
                                                                        .   T. Rowe Price Associates,
                                                                            Inc.
                                                                        .   Wells Capital Management,
                                                                            Inc.
--------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE  Seeks to achieve long-term growth of capital       .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and      .   AXA Equitable Funds
                     managing volatility in the Portfolio.                  Management Group, LLC
                                                                        .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Massachusetts Financial
                                                                            Services Company d/b/a
                                                                            MFS Investment Management
--------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE    Seeks to achieve long-term capital appreciation    .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY with an emphasis on risk-adjusted returns and          Management Group, LLC
                     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                            Management, LLC
                                                                        .   Diamond Hill Capital
                                                                            Management, Inc.
                                                                        .   Wellington Management
                                                                            Company, LLP
--------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH  Seeks long-term capital appreciation and current   .   AXA Equitable Funds        (check mark)
  STRATEGY           income, with a greater emphasis on current             Management Group, LLC
                     income.
--------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP     Seeks to achieve long-term growth of capital.      .   AllianceBernstein L.P.
  GROWTH/(2)/
--------------------------------------------------------------------------------------------------------------------
AXA/LOOMIS SAYLES    Seeks to achieve capital appreciation.             .   Loomis, Sayles & Company,
  GROWTH                                                                    L.P.
--------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC   Seeks to achieve capital appreciation and          .   BlackRock Investment
  VALUE EQUITY       secondarily, income.                                   Management, LLC
--------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                          INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                             SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
---------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS   Seeks a combination of growth and income to           .   Boston Advisors, LLC
  EQUITY INCOME      achieve an above-average and consistent total
                     return.
---------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY  Seeks to achieve long-term capital appreciation.      .   Calvert Investment
  RESPONSIBLE                                                                  Management Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN  Seeks to achieve long-term growth of capital.         .   Capital Guardian Trust
  RESEARCH                                                                     Company
---------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before expenses       .   AllianceBernstein L.P.
  INDEX              that approximates the total return performance
                     of the Russell 3000(R) Index, including
                     reinvestment of dividends, at a risk level
                     consistent with that of the Russell 3000(R) Index.
---------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses       .   SSgA Funds Management,
                     that approximates the total return performance of         Inc.
                     the Barclays Intermediate U.S. Government/Credit
                     Index, including reinvestment of dividends, at a
                     risk level consistent with that of the Barclays
                     Intermediate U.S. Government/Credit Index.
---------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses       .   AllianceBernstein L.P.
                     that approximates the total return performance
                     of the Standard & Poor's 500 Composite Stock
                     Price Index, including reinvestment of dividends,
                     at a risk level consistent with that of the
                     Standard & Poor's 500 Composite Stock Price
                     Index.
---------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS     Seeks to achieve capital appreciation.                .   GAMCO Asset Management,
  AND ACQUISITIONS                                                             Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL       Seeks to maximize capital appreciation.               .   GAMCO Asset Management,
  COMPANY VALUE                                                                Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS  Seeks to achieve capital growth and current           .   AXA Equitable Funds
                     income.                                                   Management Group, LLC
                                                                           .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   First International
                                                                               Advisors, LLC
                                                                           .   Wells Capital Management,
                                                                               Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses       .   AXA Equitable Funds
  GOVERNMENT BOND    that approximates the total return performance of         Management Group, LLC
                     the Barclays Intermediate U.S. Government Bond        .   SSgA Funds Management,
                     Index, including reinvestment of dividends, at a          Inc.
                     risk level consistent with that of the Barclays
                     Intermediate U.S. Government Bond Index.
---------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses)     .   AllianceBernstein L.P.
  EQUITY INDEX       that approximates the total return performance of
                     a composite index comprised of 40% DJ EURO
                     STOXX 50 Index, 25% FTSE 100 Index, 25%
                     TOPIX Index, and 10% S&P/ASX 200 Index,
                     including reinvestment of dividends, at a risk level
                     consistent with that of the composite index.
---------------------------------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK  Seeks to achieve capital growth and income.           .   Invesco Advisers, Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital appreciation.      .   J.P. Morgan Investment
  OPPORTUNITIES                                                                Management Inc.
---------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                           INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                              SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses        .   AllianceBernstein L.P.
  INDEX              that approximates the total return performance of
                     the Russell 1000(R) Growth Index, including
                     reinvestment of dividends at a risk level consistent
                     with that of the Russell 1000(R) Growth Index.
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses        .   SSgA Funds Management,
  INDEX              that approximates the total return performance of          Inc.
                     the Russell 1000(R) Value Index, including
                     reinvestment of dividends, at a risk level consistent
                     with that of the Russell 1000(R) Value Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.                 .   Massachusetts Financial
  INTERNATIONAL                                                                 Services Company d/b/a
  GROWTH                                                                        MFS Investment Management
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses that   .   SSgA Funds Management,
                     approximates the total return performance of the           Inc.
                     Standard & Poor's Mid Cap 400 Index, including
                     reinvestment of dividends, at a risk level consistent
                     with that of the Standard & Poor's Mid Cap 400
                     Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income,        .   The Dreyfus Corporation
                     preserve its assets and maintain liquidity.
----------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                       .   Morgan Stanley Investment
  MID CAP GROWTH                                                                Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA       Seeks to generate a return in excess of                .   Pacific Investment
  SHORT BOND         traditional money market products while                    Management Company LLC
                     maintaining an emphasis on preservation of
                     capital and liquidity.
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent        .   AllianceBernstein L.P.
                     with moderate risk to capital.                         .   AXA Equitable Funds
                                                                                Management Group, LLC
                                                                            .   Pacific Investment
                                                                                Management Company LLC
----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before      .   AllianceBernstein L.P.
  INDEX              expenses) the total return of the Russell 2000(R)
                     Index.
----------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital appreciation        .   T. Rowe Price Associates,
  GROWTH STOCK       and secondarily, income.                                   Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND    Seeks to achieve total return through capital          .   UBS Global Asset
  INCOME             appreciation with income as a secondary                    Management (Americas) Inc.
                     consideration.
----------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO       Seeks to achieve long-term capital growth.             .   Wells Capital Management,
  OMEGA GROWTH                                                                  Inc.
----------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB
 SHARES PORTFOLIO                                                      INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                         SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.     .   AXA Equitable Funds
  AGGRESSIVE EQUITY                                                        Management Group, LLC
                                                                       .   AllianceBernstein L.P.
                                                                       .   ClearBridge Investments,
                                                                           LLC
                                                                       .   Marsico Capital
                                                                           Management, LLC
                                                                       .   Scotia Institutional
                                                                           Asset Management US, Ltd.
                                                                       .   T. Rowe Price Associates,
                                                                           Inc.
                                                                       .   Westfield Capital
                                                                           Management Company, L.P.
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high current        .   AXA Equitable Funds
  BOND               income and capital appreciation, consistent with      Management Group, LLC
                     a prudent level of risk.                          .   BlackRock Financial
                                                                           Management, Inc.
                                                                       .   DoubleLine Capital L.P.
                                                                       .   Pacific Investment
                                                                           Management Company LLC
                                                                       .   SSgA Funds Management,
                                                                           Inc.
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital.     .   AXA Equitable Funds
  CAP GROWTH                                                               Management Group, LLC
                                                                       .   AllianceBernstein L.P.
                                                                       .   BlackRock Investment
                                                                           Management, LLC
                                                                       .   Franklin Advisers, Inc.
                                                                       .   Wellington Management
                                                                           Company, LLP
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital.     .   AXA Equitable Funds
  CAP VALUE                                                                Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
                                                                       .   Diamond Hill Capital
                                                                           Management, Inc.
                                                                       .   Knightsbridge Asset
                                                                           Management, LLC
                                                                       .   Lord, Abbett & Co. LLC
-----------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.     .   AXA Equitable Funds
  TECHNOLOGY                                                               Management Group, LLC
                                                                       .   Allianz Global Investors
                                                                           U.S. LLC
                                                                       .   SSgA Funds Management,
                                                                           Inc.
                                                                       .   Wellington Management
                                                                           Company, LLP
-----------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

------------------------------------------------------------------------------------------------------------
 AIM VARIABLE
 INSURANCE FUNDS
 (INVESCO VARIABLE
 INSURANCE                                                                    INVESTMENT MANAGER
 FUNDS) - SERIES II                                                           (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                APPLICABLE)
------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL  The fund's investment objective is total return through  .   Invesco Advisers, Inc.
  REAL ESTATE FUND   growth of capital and current income.                    .   Invesco Asset Management
                                                                                  Limited
------------------------------------------------------------------------------------------------------------
INVESCO V.I.         The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  INTERNATIONAL      capital.
  GROWTH FUND
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID     The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  CAP CORE EQUITY    capital.
  FUND
------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL   The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  CAP EQUITY FUND    capital.

---------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY
 VARIABLE
 PORTFOLIOS, INC. -
 CLASS II                                                                  INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                             SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP  The fund seeks long-term capital growth. Income is a  .   American Century
  MID CAP VALUE FUND secondary objective.                                      Investment Management,
                                                                               Inc.

------------------------------------------------------------------------------------------------------------
 AMERICAN FUNDS
 INSURANCE SERIES(R)
 PORTFOLIO NAME -                                                             INVESTMENT MANAGER (OR
 CLASS 4 SHARES       OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
GLOBAL SMALL          The fund's investment objective is to provide you with  .   Capital Research and
  CAPITALIZATION      long-term growth of capital.                                Management Company
  FUND/SM/
------------------------------------------------------------------------------------------------------------
NEW WORLD FUND(R)     The fund's investment objective is long-term capital    .   Capital Research and
                      appreciation.                                               Management Company
------------------------------------------------------------------------------------------------------------

 FIDELITY(R)
 VARIABLE INSURANCE
 PRODUCTS (VIP) -
 SERVICE CLASS 2                                                               INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                 SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks long-term capital appreciation.                     .   Fidelity Management &
  CONTRAFUND(R)                                                                    Research Company (FMR)
  PORTFOLIO
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks high total return through a combination of current  .   Fidelity Management &
  GROWTH & INCOME    income and capital appreciation.                              Research Company (FMR)
  PORTFOLIO
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID  Seeks long-term growth of capital.                        .   Fidelity Management &
  CAP PORTFOLIO                                                                    Research Company (FMR)

---------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON
 VARIABLE
 INSURANCE PRODUCTS
 TRUST - CLASS 2                                                                 INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                   SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------
FRANKLIN MUTUAL      The Fund's principal investment goal is capital             .   Franklin Mutual Advisers,
  SHARES VIP FUND    appreciation. Its secondary goal is income.                     LLC
---------------------------------------------------------------------------------------------------------------
FRANKLIN RISING      Seeks long-term capital appreciation, with preservation of  .   Franklin Advisory
  DIVIDENDS VIP FUND capital as an important consideration.                          Services, LLC
---------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP   Seeks long-term total return.                               .   Franklin Advisory
  VALUE VIP FUND                                                                     Services, LLC
---------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC   The Fund's principal investment goal is to seek a high      .   Franklin Advisers, Inc.
  INCOME VIP FUND    level of current income. Its secondary goal is capital
                     appreciation over long term.
---------------------------------------------------------------------------------------------------------------
TEMPLETON            Seeks long-term capital appreciation.                       .   Templeton Asset
  DEVELOPING                                                                         Management Ltd.
  MARKETS VIP FUND
---------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL     Seeks high current income, consistent with preservation     .   Franklin Advisers, Inc.
  BOND VIP FUND      of capital. Capital appreciation is a secondary
                     consideration.
---------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH     Seeks long-term capital growth.                             .   Templeton Global Advisors
  VIP FUND                                                                           Limited

------------------------------------------------------------------------------------------
 GOLDMAN SACHS
 VARIABLE
 INSURANCE TRUST -                                          INVESTMENT MANAGER
 SERVICE SHARES                                             (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                              APPLICABLE)
------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT    Seeks long-term capital appreciation.  .   Goldman Sachs Asset
  MID CAP VALUE FUND                                            Management, L.P.
------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-------------------------------------------------------------------------------------------------------------
 IVY FUNDS VARIABLE
 INSURANCE                                                                     INVESTMENT MANAGER
 PORTFOLIOS                                                                    (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                 APPLICABLE)
-------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY To seek to provide capital growth and appreciation.       .   Waddell & Reed Investment
                                                                                   Management Company
                                                                                   (WRIMCO)
-------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH   To seek to provide total return through a combination of  .   Waddell & Reed Investment
  INCOME             high current income and capital appreciation.                 Management Company
                                                                                   (WRIMCO)
-------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID    To seek to provide growth of capital.                     .   Waddell & Reed Investment
  CAP GROWTH                                                                       Management Company
                                                                                   (WRIMCO)
-------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP        To seek to provide growth of capital.                     .   Waddell & Reed Investment
  SCIENCE AND                                                                      Management Company
  TECHNOLOGY                                                                       (WRIMCO)
-------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL  To seek to provide growth of capital.                     .   Waddell & Reed Investment
  CAP GROWTH                                                                       Management Company
                                                                                   (WRIMCO)

------------------------------------------------------------------------------------------
 LAZARD RETIREMENT
 SERIES, INC.                                               INVESTMENT MANAGER
 - SERVICE SHARES                                           (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                              APPLICABLE)
------------------------------------------------------------------------------------------
LAZARD RETIREMENT    Seeks long-term capital appreciation.  .   Lazard Asset Management
  EMERGING MARKETS                                              LLC
  EQUITY PORTFOLIO
------------------------------------------------------------------------------------------

 MFS(R) VARIABLE
 INSURANCE TRUSTS                                                        INVESTMENT MANAGER
 - SERVICE CLASS                                                         (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                           APPLICABLE)
-------------------------------------------------------------------------------------------------------
MFS(R)               The fund's investment objective is to seek capital  .   Massachusetts Financial
  INTERNATIONAL      appreciation.                                           Services Company
  VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS     The fund's investment objective is to seek capital  .   Massachusetts Financial
  TRUST SERIES       appreciation.                                           Services Company
-------------------------------------------------------------------------------------------------------
MFS(R)               The fund's investment objective is to seek capital  .   Massachusetts Financial
  MASSACHUSETTS      appreciation.                                           Services Company
  INVESTORS GROWTH
  STOCK
  PORTFOLIO/(3)/

-----------------------------------------------------------------------------------------------------------------
 PIMCO VARIABLE
 INSURANCE TRUST                                                                   INVESTMENT MANAGER
 - ADVISOR CLASS                                                                   (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME          OBJECTIVE                                                 APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
PIMCO                    Seeks maximum real return consistent with prudent         .   Pacific Investment
  COMMODITYREALRETURN(R) investment management.                                        Management Company LLC
  STRATEGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
PIMCO REAL RETURN        Seeks maximum real return, consistent with preservation   .   Pacific Investment
  PORTFOLIO              of real capital and prudent investment management.            Management Company LLC
-----------------------------------------------------------------------------------------------------------------
PIMCO TOTAL RETURN       Seeks maximum total return, consistent with preservation  .   Pacific Investment
  PORTFOLIO              of capital and prudent investment management.                 Management Company LLC
-----------------------------------------------------------------------------------------------------------------

 T. ROWE PRICE                                                                    INVESTMENT MANAGER
 EQUITY SERIES,                                                                   (OR SUB-ADVISER(S), AS
 INC. PORTFOLIO NAME  OBJECTIVE                                                   APPLICABLE)
----------------------------------------------------------------------------------------------------------------
T. ROWE PRICE         Seeks a high level of dividend income as well as long-term  .   T. Rowe Price Associates,
  EQUITY INCOME       capital growth primarily through investments in stocks.         Inc.
  PORTFOLIO - II

--------------------------------------------------------------------------------------------------------------
 VAN ECK VIP TRUST
 - S CLASS                                                                      INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                  SUB-ADVISER(S), AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL   Seeks long-term capital appreciation by investing          .   Van Eck Associates
  HARD ASSETS FUND   primarily in hard asset securities. Income is a secondary      Corporation
                     consideration.
--------------------------------------------------------------------------------------------------------------



(1)This Portfolio option will be available on or about May 22, 2015, subject to regulatory approval.
(2)This information reflects the Portfolio's name change effective on or about May 22, 2015, subject to regulatory approval. The Portfolio's current name is EQ/AllianceBernstein Small Cap Growth.
(3)This Portfolio is the "surviving Portfolio" in the planned merger of MFS(R) Investors Growth Stock Series (the "replaced Portfolio") which occurred earlier this year. The name of the surviving Portfolio will be reflected on MONY America's system on or about May 22, 2015.



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-777-6510 (FOR U.S. RESIDENTS) OR 1-704-341-7000 (OUTSIDE OF THE U.S.).

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

5. Determining your policy's value

--------------------------------------------------------------------------------

YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than in (iii)), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the investment options). See "Borrowing from your policy" later in this prospectus. Your "net policy account value" is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our "Guaranteed Interest Account.") Your policy account value is subject to certain charges discussed in "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
YOUR POLICY ACCOUNT VALUE WILL BE CREDITED WITH THE SAME RETURNS AS ARE
ACHIEVED BY THE PORTFOLIOS THAT YOU SELECT AND INTEREST CREDITED ON AMOUNTS IN THE GUARANTEED INTEREST OPTION, AND IS REDUCED BY THE AMOUNT OF CHARGES WE DEDUCT UNDER THE POLICY.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see "How we allocate charges among your investment options" earlier in this prospectus.


YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate. However, we reserve the right to limit the percentage of your premium that may be allocated to the guaranteed interest option, or to reject certain requests to transfer amounts to the unloaned portion of your guaranteed interest option as described in greater detail throughout this prospectus. We may also limit the percentage of any additional loan repayments that may be allocated to the guaranteed interest option after you have repaid any loaned amounts that were taken from the guaranteed interest option. See "Guaranteed interest option" under "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" earlier in this prospectus for more information on such limitation amounts. In addition, please see "Appendix I: Policy variations" later in this prospectus for more information.


Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

                        DETERMINING YOUR POLICY'S VALUE

6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
YOU CAN TRANSFER AMONG OUR VARIABLE INVESTMENT OPTIONS AND INTO OUR GUARANTEED INTEREST OPTION.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another subject to certain restrictions discussed below. Currently, the total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We reserve the right to lower this $500 limit upon written notice to you. We also reserve the right to restrict transfers among variable investment options and transfer out of the guaranteed interest option as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the paid up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, see "Paid up death benefit guarantee" and "Extended no lapse guarantee rider" in "More information about policy features and benefits." If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.


RESTRICTIONS ON TRANSFERS INTO THE GUARANTEED INTEREST OPTION. Upon advance notification, MONY America has the right to reject any transfer you request from the variable investment options to the unloaned portion of the guaranteed interest option if the transfer would result in the unloaned portion of the guaranteed interest option exceeding a specified percentage of the total unloaned policy account value. The specified percentage limitation on requested transfers to the guaranteed interest option can be changed at any time, but it will never be less than 5%. Please see "Appendix I: Policy variations" later in this prospectus for more information.


CURRENT UNRESTRICTED TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter, you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option until further notice.

See the "How to make transfers" section below on how you can request a transfer. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day.

Please note that the ability to make unrestricted transfers from the guaranteed interest option does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. In addition, if you elect to transfer account value to the Market Stabilizer Option(R) ("MSO"), if available under your policy, there must be sufficient funds remaining in the guaranteed interest option to cover the Charge Reserve Amount. Finally, there may be a charge for making this transfer. Please see "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus for more information about charges for this transfer.

If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

HOW TO MAKE TRANSFERS


INTERNET TRANSFERS. Generally, you can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our axa.com or us.axa.com (for those outside the U.S.) websites and registering for online account access. This service may not always be available. The restrictions relating to transfers are described below.


ONLINE TRANSFERS. You can make transfers by following one of two procedures:


..   For individually owned policies for which you are the owner, by logging onto our website, described under "By Internet" in "How to reach us" earlier in this prospectus; or

..   For corporation and trust owned policies, we require a special authorization form to obtain access. The form is available on our website www.axa.us.com or us.axa.com for those outside the U.S., or by contacting our Administrative office.


For more information, see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.


TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office. We require a written request for jointly owned policies.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
USING THE AUTOMATIC TRANSFER SERVICE DOES NOT GUARANTEE THAT YOU WILL EARN A PROFIT OR BE PROTECTED AGAINST LOSSES.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any

             TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.


This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time by sending a written request to our Administrative office. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service. This service is not available while the extended no lapse guarantee rider is in effect.


We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. Certain investment options, such as the guaranteed interest option, are not available investment options with the asset rebalancing service. This service is not available while the extended no lapse guarantee rider is in effect.

             TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long Term Care Services/SM/ Rider. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus. See "Your option to receive a terminal illness living benefit" below. The minimum loan amount generally is $500.

--------------------------------------------------------------------------------
YOU CAN USE POLICY LOANS TO OBTAIN FUNDS FROM YOUR POLICY WITHOUT SURRENDER CHARGES OR, IN MOST CASES, PAYING CURRENT INCOME TAXES. HOWEVER, THE BORROWED AMOUNT IS NO LONGER CREDITED WITH THE INVESTMENT RESULTS OF ANY OF OUR INVESTMENT OPTIONS UNDER THE POLICY.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

..   you cannot make transfers or withdrawals of the collateral;

..   we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option; and

..   the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If either the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of
(a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first fifteen policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%. Because we first offered Incentive Life Legacy(R) II policies in 2009, the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.

EFFECTS OF A POLICY LOAN. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee or the extended no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of a policy loan.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium

                             ACCESSING YOUR MONEY
payments unless the policy has lapsed and the payment is received during the 61-day grace period. See "Policy "lapse" and termination" in "The minimum amount of premiums you must pay" under "Risk/benefit summary: Policy features, benefits and risks" for more information. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long Term Care Services/SM/ Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).


When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments. However, if the policy guaranteed interest option limitation is in effect, we will limit you from allocating more than a specified percentage of each additional repayment to the guaranteed interest option. Any portion of the additional loan repayment in excess of the limitation amount will be allocated to the variable investment options in proportion to any loan repayment amounts for the variable investment options that you have specified with that loan repayment. Otherwise, the excess will be allocated in proportion to the premium allocation percentages for the variable investment options then in effect. If you have not specified any loan repayment amounts for the variable investment options and if there are no premium allocation percentages for any variable investment options then in effect, any portion of the additional loan repayment in excess of the limitation amount will be refunded to you (except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option). The specified percentage limitation on additional loan repayments allocated to the guaranteed interest option can be changed at any time, but it will never be less than 5%. Please see "Appendix I: Policy variations" later in this prospectus for more information.


If you are to receive monthly benefit payments under the Long Term Care Services/SM/ Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.

LOAN EXTENSION (FOR GUIDELINE PREMIUM TEST POLICIES ONLY)

Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There is no additional charge for the loan extension feature. Your policy will automatically be placed on "loan extension," if at the beginning of any policy month on or following the policy anniversary nearest the insured person's 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

..   The net policy account value is not sufficient to cover the monthly deductions then due;

..   The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or
    (b) the initial base policy face amount;

..   You have selected Death Benefit Option A;

..   You have not received a payment under either the living benefits rider or the Long Term Care Services/SM/ Rider;

..   The policy is not in a grace period; and

..   No current or future distributions will be required to be paid from the policy to maintain its qualification as "life insurance" under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

..   We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

..   Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

..   Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

..   No additional loans or partial withdrawals may be requested.

..   No changes in face amount or death benefit option may be requested.

..   No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.

..   All additional benefit riders and endorsements will terminate, including the Long Term Care Services/SM/ Rider.

..   The paid up death benefit guarantee if applicable, may not be elected.

..   The policy will not thereafter lapse for any reason.

..   If the policy is on loan extension, the policy guaranteed interest option limitation will not apply.

                             ACCESSING YOUR MONEY

On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining the transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.

If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a)The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured's death, multiplied by a percentage shown in your policy;

(b)The outstanding loan and accrued loan interest, plus $10,000; or

(c)The base policy face amount on the date of death.


Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension. Please see "Appendix I: Policy variations" later in this prospectus for more information.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 121, provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long Term Care Services/SM/ Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long Term Care Services/SM /Rider and selected death benefit Option A, a partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. If you selected death benefit Option B, the current long-term care specified amount will not be reduced. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus. We will not deduct a charge for making a partial withdrawal. If the extended no lapse guarantee is in effect, there are limitations on partial withdrawals from the variable investment options and different allocation rules apply. See "Extended No Lapse Guarantee Rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
YOU CAN WITHDRAW ALL OR PART OF YOUR POLICY'S NET CASH SURRENDER VALUE,
ALTHOUGH YOU MAY INCUR TAX CONSEQUENCES BY DOING SO.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below $100,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's no lapse guarantee and the extended no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see "Paid up death benefit guarantee" in "More information about policy features and benefits."

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE


Upon written request satisfactory to us, you can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed "terminal illness living benefits," and further reduced for any monthly benefit payments made under the Long Term Care Services/SM/ Rider (see "Other benefits you can add by rider:
Long Term Care Services/SM/ Rider" later in this prospectus), and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.


Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.

YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by MONY America or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit on account of terminal illness , the Long Term Care Services/SM/ Rider for chronic illness benefits, if elected and before continuation of coverage under any Nonforfeiture Benefit, will

                             ACCESSING YOUR MONEY
terminate and no further benefits will be payable under the Long Term Care Services/SM/ Rider. Long Term Care Services/SM/ Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
YOU CAN ARRANGE TO RECEIVE A "LIVING BENEFIT" IF THE INSURED PERSON BECOMES TERMINALLY ILL.
--------------------------------------------------------------------------------

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                             ACCESSING YOUR MONEY

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8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life Legacy(R) II policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. The following discussion assumes that the policies meet these requirements and, therefore, that generally:

..   the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

..   increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

The IRS, however, could disagree with our position such that certain tax consequences could be other than as described. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."

TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER; IMPACT OF CERTAIN POLICY CHANGES AND TRANSACTIONS)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy's face amount or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of cash surrender value that may be maintained under the policy. In some cases, a change may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. These tax rules may also result in a higher death benefit applying, not withstanding a requested decrease in face amount. See "Changes we can make" later in this prospectus.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

                                TAX INFORMATION

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

POLICY LOANS. Policy loans can cause taxable income upon the termination of a policy with no cash payout. In the case of a surrender, the loan amount is taken into account in determining any taxable amount and such income can also exceed the payment received. These events can occur from potential situations which include: (1) amount of outstanding policy debt (loans taken plus unpaid interest amounts added to the outstanding loan) at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value;
(3) increasing monthly policy charges due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if an adjustable policy loan rate is in effect.

Ideally a policy loan form will be paid from income tax free death benefit proceeds if your policy is kept in force until the death of the insured. To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax advisor at least annually, and take appropriate preventative action. As indicated above, in the case of a policy that is a modified endowment contract ("MEC"), any loan will be treated as a distribution when made, and thus may be taxable at such time.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by MONY America (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2,
(ii) distributions in the case of a disability (as defined in the Code) or
(iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

POLICY CHANGES. Changes made to a life insurance policy, for example, a decrease in benefits, a Death Benefit Option change, or the termination or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. This action may be required under the tax law even though the policy may not be sufficiently funded to keep it in force for a desired duration. In some cases, premium payments for a policy year could be limited to the amount needed to keep the policy in force until the end of the policy year. You should carefully go over the implications of any policy changes with your advisor before making a change.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase .of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

TAX TREATMENT OF LIVING BENEFITS RIDER OR LONG TERM CARE SERVICES/SM/ RIDER UNDER A POLICY WITH THE APPLICABLE RIDER

LIVING BENEFITS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated

                                TAX INFORMATION
death benefit. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill under section 101(g) of the Code and can qualify for this income tax exclusion.

If the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer.

LONG-TERM CARE SERVICES/SM/ RIDER. Benefits received under the Long-Term Care Services/SM/ Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. Receipt of these benefits may be taxable and may reduce your investment in the policy. Generally income exclusion for all long-term care type payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act ("HIPAA") per day limit or actual costs incurred by the taxpayer on behalf of the insured person.


The Long-Term Care Services/SM/ Rider is intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code. Charges for the Long-Term Care Services/SM/ Rider are generally not considered deductible for income tax purposes. Assuming the rider qualifies as intended, charges will reduce your investment in the policy for income tax purposes (but not below zero) but will not be taxable. Please see "Policy variations" and "States where certain policy features and/or benefits are not available or vary" Appendices later in this prospectus for more information on previously issued riders and state variations.


Any adjustments made to your policy death benefit, face amount and other values as a result of Long-Term Care Services/SM/ Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.


It is not clear whether the exclusion for accelerated death benefits on account of chronically-ill insureds applies to benefits under a qualified long-term care insurance policy for owners whose insurable interests arise from business-type policies. Please see "Policy variations" and "States where certain policy features and/or benefits are not available or vary" Appendices later in this prospectus for more information on previously issued riders and state variations.


UNDER EITHER RIDER, if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donne to the provider of medical care.

BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax law imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy, otherwise benefits may lose their tax favored treatment.


The rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. Proposals, if enacted, could narrow the exception unless the policy is grandfathered.


The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction.

                                TAX INFORMATION

The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements, though no assurances can be given in this regard.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $5 million indexed for inflation ($5.430 million in 2015). A portability rule generally permits a surviving spouse to elect to carryover the unused portion of their deceased spouse's exclusion amount.

Certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions, as well as for certain gifts per recipient per year ($14,000 for 2015, indexed for inflation).


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for exam ple, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals are generally allowed an aggregate generation-skipping tax exemption of the same $5 million amount discussed above for estate and gift taxes, but without portability.

The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

If this policy is being purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.

                                TAX INFORMATION

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3.8% TAX ON NET INVESTMENT INCOME OR "NII"

The 3.8% Medicare tax on certain unearned income of taxpayers whose adjusted incomes exceed certain thresholds applies to all or part of a taxpayer's NII. As currently interpreted under IRS guidelines, NII includes the taxable portion of an annuitized payment from a life insurance contract. It has not been defined to include taxable amounts from partial withdrawals, surrenders or lapses of life insurance policies subject to loans. You should consult your tax advisor as to the applicability of this tax to you.


OUR TAXES

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction. For Puerto Rico and other jurisdictions, income is considered U.S.-source income. We anticipate requiring owners or beneficiaries of annuity contracts in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income beginning in 2014.


Even though this section in the prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies beginning in 2014 to certain U.S.-source payments require the Company and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, in future years FATCA and related rules may require us to document the status of certain policyholders, as well as report policy account values and other information for such policyholders. For this reason the Company and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments and disbursements. FATCA and its related guidance are extraordinarily complex and its effect varies considerably by type of payer, type of payee and type of recipient.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, a President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules including certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. More recently, in connection with deficit reduction and tax reform, proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include new rules for testing for policies issued on a special risk class basis. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies. As explained later under "Cost of insurance charge," the policy charges and tax qualification are based upon 2001 Commissioner's Standard Ordinary (CSO) tables. New tables may be developed in the future and apply to new policies. Certain safe harbors may be available under federal tax rules to permit certain policy changes without losing the ability to use 2001 CSO based tables for testing. If we determine that certain future changes to your policy would cause it to lose its ability to be tax tested under the 2001 CSO mortality tables, we intend to refuse such transactions which might have otherwise been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 2001 CSO based tables.

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                                TAX INFORMATION

OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policy owner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policy owner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policy owner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of MONY America Variable Account K, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policy owners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policy owners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of MONY America Variable Account K.

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                                TAX INFORMATION

9. More information about policy features and benefits

--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST FOR NO LAPSE GUARANTEES

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these guarantees as our "no lapse guarantee" and our optional "extended no lapse guarantee rider" and you can read more about them in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this Prospectus. You can also read more about our extended no lapse guarantee rider in "Extended No Lapse Guarantee Rider" later in this section.

GUARANTEE PREMIUM TEST. If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date less any partial withdrawals (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for either the no lapse guarantee or extended no lapse guarantee rider and guarantee premiums for any optional benefit riders (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that any policy loan and accrued loan interest does not exceed the policy account value and provided that one of the guarantees is still in effect.

GUARANTEE PREMIUMS. The amounts of the monthly guarantee premiums for the no lapse guarantee are set forth in your policy. The amounts of the monthly guarantee premiums for any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period or the extended no lapse guarantee period beyond its original number of years.

PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

..   the insured's attained age is not more than 120;

..   you have death benefit Option A in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

..   we are not waiving monthly charges under the terms of a disability waiver rider;

..   you have not received any payment under a living benefits rider or under the Long Term Care Services/SM/ Rider;

..   the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

..   the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

..   the policy is not on loan extension. (For more information about loan extension, see "Accessing your money" earlier in this prospectus;

..   the election would not reduce the face amount (see below) below $100,000;

..   no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and


..   You agree to re-allocate your fund values to the guaranteed interest option and the AXA Strategic Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See "Restrictions on allocations and transfers," below).


The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate, except for any charitable legacy rider or living benefits rider providing benefits for terminal illness. The policy's net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

If you elect the paid up death benefit guarantee, the Long-Term Care Services/SM/ Rider will automatically terminate subject to any Nonforfeiture Benefit, if elected.

Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care Services/SM/ Rider before continuation of coverage under any Nonforfeiture Benefit.


Please see Appendix I later in this prospectus for rider variations.


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





POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $100,000.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)" under "Tax information."


If the policy guaranteed interest option limitation is in effect at the time you elect the paid up death benefit guarantee, it will no longer apply while the paid up death benefit guarantee remains in effect. The limitation amounts applicable under the paid up death benefit guarantee may permit you to allocate different amounts into the guaranteed interest option. Please see "Appendix I:
Policy variations" later in this prospectus for more information.

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS. While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the AXA Strategic Allocation investment options. (See "About the Portfolios of the Trusts" for the listing of AXA Strategic Allocation investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our AXA Strategic Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.


OTHER EFFECTS OF THIS GUARANTEE. After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

..   premium payments

..   partial withdrawals

..   changes to the policy's face amount or death benefit option

..   any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See "Tax treatment of distributions to you" under "Tax information" earlier in this prospectus.)

TERMINATION OF THIS GUARANTEE. You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy's grace period provision. The guarantee will also terminate if we make payment under the living benefits rider or the Long Term Care Services/SM/ Rider. If the guarantee terminates for any reason, it cannot be restored at a later date.

OTHER BENEFITS YOU CAN ADD BY RIDER

When you purchase this policy, you may be eligible for the following other optional benefits we currently make available by rider:

..   extended no lapse guarantee -- Described below.

..   Long Term Care Services/SM/ Rider -- Described below.

..   disability deduction waiver -- This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured's 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured's age 65 or the termination of disability. Issue ages are 0-59. However coverage is not provided until the insured's fifth birthday. The maximum amount of coverage is $3,000,000 for all MONY America and affiliates' policies in-force and applied for.

..   option to purchase additional insurance -- This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0-37. The maximum amount of coverage is $100,000 for all MONY America and affiliates' policies in-force and applied for.

..   children's term insurance -- This rider provides term insurance on the lives of the insured's children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for all MONY America and affiliates' policies in-force and applied for.

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..   charitable legacy rider-Described below.

We add the following benefits automatically at no charge to each eligible policy:

..   substitution of insured person rider -- (see "You can change your policy's insured person" under "More information about procedures that apply to your policy.")

..   living benefits rider -- (see "Your option to receive a terminal illness living benefit" under "Accessing your money.")

..   paid up death benefit guarantee -- (see "Paid up death benefit guarantee"
    earlier in this section).

..   loan extension endorsement -- (see "Loan extension (for guideline premium test policies only)" under "Accessing your money.")

MONY America or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.


EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be elected at issue subject to our underwriting requirements that provides for a longer no lapse guarantee period than the one in your base policy. The chart below details the issue age and extended no lapse guarantee period for the rider. The policy guaranteed interest option will not apply while the extended no lapse guarantee rider remains in effect. The limitation amounts applicable under the extended no lapse guarantee rider may permit you to allocate different amounts into the guaranteed interest option. Please see "Appendix I: Policy variations" later in this prospectus for more information.



-------------------------------------------------
 ISSUE AGE  EXTENDED NO LAPSE GUARANTEE PERIOD
-------------------------------------------------
  0-35      40 years from issue age

  36-45     Period extends until attained age 75

  46-60     30 years from issue age
  61-70     Period extends until attained age 90
-------------------------------------------------



If you elect this rider at issue, the investment options available to you will be restricted to the guaranteed interest option and the AXA Strategic Allocation investment options. You must provide proper allocation instructions at the time you apply for this policy in order to have your policy issued with this rider.


This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

..   The rider has not terminated;

..   The guarantee premium test for no lapse guarantees has been satisfied (see
    "Guarantee premium test for no lapse guarantees" under "More information about policy features and benefits");

..   The death benefit option under the policy has been Option A since it was issued; and

..   Any policy loan and accrued loan interest does not exceed the policy account value.

The monthly cost of this rider varies based on the individual characteristics of the insured and the face amount of the policy. A change to the policy's face amount may affect the cost of this rider. See "Risk/benefit summary: Charges and expenses you will pay" for more information on the charges we deduct for this rider. The rider will terminate upon our receipt of your written request to terminate or on the effective date of a change to death benefit Option B during the extended no lapse guarantee period. This rider cannot be reinstated once terminated.


At issue and while the rider is in effect, we currently limit your investment options under the policy to the AXA Strategic Allocation investment options and the guaranteed interest option. We also limit your premium allocations, transfers from the variable investment options to the guaranteed interest option and partial withdrawals from the variable investment options, as described below and loan repayments as described in "Accessing your money" earlier in this prospectus.


.. PREMIUM ALLOCATIONS. You may instruct us to allocate up to 25% of your net premiums to the guaranteed interest option. The net premiums allocated to the guaranteed interest option will be limited to an amount so that the value in the guaranteed interest option does not exceed 25% of your total unloaned policy account value. Any portion of a net premium that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts for the variable investment options that you specified for that particular premium. If you did not specify, we will allocate that portion of the net premium in proportion to the premium allocation instructions for the variable investment options on record.

.. TRANSFERS FROM THE VARIABLE INVESTMENT OPTIONS TO THE GUARANTEED INTEREST OPTION. You may make a transfer from one or more of the variable investment options to the guaranteed interest option as long as the transfer would not cause your value in the guaranteed interest option to exceed 25% of the total unloaned policy account value. Otherwise, we will reject the transfer request. If, at the time of a transfer request, the value of the guaranteed interest option already makes up 25% or more of your total unloaned policy account value, we will reject the transfer.

.. PARTIAL WITHDRAWALS FROM THE VARIABLE INVESTMENT OPTIONS. Partial withdrawals from the variable investment options will be limited to an amount that will not result in your value in the guaranteed interest option exceeding 25% of your total unloaned policy account value. Any portion of the partial withdrawal not taken from the variable investment options will be taken from the guaranteed interest option. If you tell us how much of the partial withdrawal is to come from the values in each of your variable investment options, the total amount taken from the variable investment options will be divided among investment options in proportion to the amounts to be withdrawn from the investment options as you have specified. If you do not tell us, or if we are unable to make the withdrawal in this manner, the amount taken from the variable investment options will be divided among all of your variable investment options in proportion to your values in each.

..   RIDER TERMINATION. The extended no lapse guarantee rider will terminate on the earliest of the following:

   -- the date your policy ends without value at the end of a grace period;

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   -- the date you surrender your policy;

   -- the expiration date of the extended no lapse guarantee period shown in your policy;

   -- the effective date of a change to death benefit Option B, during the extended no lapse guarantee period;

   -- the effective date of the election of the paid up death benefit guarantee;

   -- the date that a new insured person is substituted for the original insured person;

   -- the effective date of a requested increase in face amount during the extended no lapse guarantee period and after attained age 70 of the insured;

   -- the date the policy goes on loan extension; or

   -- the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.

This rider cannot be reinstated once it has been terminated.


LONG TERM CARE SERVICES/SM/ RIDER. (PLEASE SEE APPENDICES I AND II LATER IN THIS PROSPECTUS FOR RIDER VARIATIONS.) The rider provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care./(1)/ Benefits accelerated under this rider will be treated as a lien against the policy death benefit unless benefits are being paid under the optional Nonforfeiture Benefit. While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.


An individual qualifies as "chronically ill" if he has been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services in accordance with a plan of care; 2) proof that the "elimination period," as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured person is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care. Otherwise, unless earlier terminated due to a change in status of the insured or payout of the maximum total benefit amount, benefit payments will terminate at the end of the twelve month period. We also, at our own expense, may have the insured person examined as often as we may reasonably require during a period of coverage. This rider may not cover all of the costs associated with long-term care services during the insured person's period of coverage.
----------
(1)For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form.

The monthly rate charged for this rider varies based on the insured person's sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected and whether you selected the rider with or without the optional Nonforfeiture Benefit. See "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus for more information on the charges we deduct for this rider.

If the net policy value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. While monthly benefits under the Long-Term Care Services/SM/ Rider are being paid, we will waive the monthly charge for the Long-Term Care Services/SM/ Rider.

We will pay up to the maximum total benefit for qualified long-term care services for the insured person for the duration of a period of coverage. During any period of coverage, the maximum total benefit is determined as of the first day of that period of coverage.

For policies with death benefit Option A, the maximum total benefit is equal to the current long-term care specified amount. For policies with death benefit Option A, the initial long term care specified amount is equal to the face amount of the base policy at issue multiplied by the acceleration percentage. You can select an acceleration percentage between 20% and 100%, subject to the minimum initial long-term care specified amount of $100,000.

For policies with death benefit Option B, the maximum total benefit is equal to the current long-term care specified amount, plus the policy account value. For policies with death benefit Option B, the initial long term care specified amount is equal to the face amount of the base policy multiplied by 100%. You do not select an acceleration percentage.

During any Period of coverage (see below), the maximum Total Benefit is determined as of the first day of that Period of coverage.

The initial long-term care specified amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount may reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount multiplied by the acceleration percentage selected, or (b) the long-term care specified amount immediately prior to the face amount decrease. If you selected death benefit Option A, any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the amount of the withdrawal. If you selected death benefit Option B, the current long-term care specified amount will not be reduced.


The maximum monthly benefit is the maximum amount we or an affiliated company will pay in a month for qualified long-term care services for the insured person. Affiliates include AXA Equitable Life Insurance Company, AXA Equitable Life and Annuity Company, and U.S. Financial Life Insurance Company. The maximum monthly benefit payment amount that you can purchase from the issuer and its affiliates is limited to $50,000 per month, per insured person. At issue, the maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage selected. After that, the maximum monthly benefit is equal to the maximum total benefit as of the first day of the first period of coverage, or on the date coverage


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




under the Nonforfeiture Benefit begins, if earlier, multiplied by the benefit percentage selected.

Each month, the monthly benefit payment (a portion of which will be applied to repay any outstanding policy loan) for qualified long-term care services for the insured person is the lesser of:

1. the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

2. the monthly equivalent of 200% of the per day limit allowed by the Health Insurance Portability and Accountability Act or "HIPAA." (We reserve the right to increase this percentage.) To find out the current per day limit allowed by HIPAA, go to www.irs.gov. We may also include this information in your policy's annual report.

We will pay a proportionate amount of the monthly benefit payment for services rendered for less than a full month.

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage. We deduct the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. We also reduce the cash surrender value, as described below.

.. ELIMINATION PERIOD. The Long-Term Care Services/SM/ Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. If the elimination period is not satisfied within this time period, you must submit a new claim for benefits under this rider. This means that a new elimination period of 90 days must be satisfied within a new 24 month period. The elimination period must be satisfied only once while this rider is in effect.

.. PERIOD OF COVERAGE. The period of coverage is the period of time during which the insured person receives services that are covered under the Long-Term Care Services/SM/ Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

1. the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

2. the date we discover the insured person is no longer receiving Qualified Long-Term Care Services in accordance with the Plan of Care written for that Period of Coverage;

3. the date you request that we terminate benefit payments under this rider;

4. the date the accumulated benefit lien amount equals the maximum total benefit (or if your coverage is continued as a Nonforfeiture benefit, the date the maximum total Nonforfeiture benefit has been paid out);

5. the date you surrender the policy (except to the extent of any Nonforfeiture Benefit you may have under the rider);

6. the date we make a payment under the living benefits rider (for terminal illness) if it occurs before coverage is continued as a Nonforfeiture Benefit; or

7. the date of death of the insured person.

During a period of coverage before coverage is continued as a Nonforfeiture
Benefit:

1. Partial withdrawals, face amount decreases and premium payments are not permitted.

2. The policy death benefit will not be less than the maximum total benefit.

3. Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment--including any loan repayment. The accumulated benefit lien amount will be deducted from the policy death benefit in determining the insurance benefit we pay.

4. For the purposes of determining the cash surrender value of this policy, the policy face amount and the unloaned policy account value will be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount. Any applicable surrender charge will be reduced on a pro rata basis for the reduction in the policy face amount.

5. If there is an outstanding policy loan (and accrued loan interest) at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the maximum total benefit that we have not accelerated to date.

6. The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

7. Transfers of any unloaned policy account value allocated to the guaranteed interest option or to the variable investment options are permitted. We do, however, reserve the right to restrict the variable investment options available to you during a period of coverage. If we exercise this right, we will notify you of such restrictions in advance.

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After a period of coverage ends before coverage is continued as a Nonforfeiture
Benefit:

1. The base policy face amount and the unloaned policy account value will each be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.

2. Any applicable surrender charges will be reduced on a pro rata basis for the reduction in the policy face amount.

3. The long-term care specified amount will be reduced by a percentage equal to the accumulated benefit lien amount, divided by the maximum total benefit. If after this calculation, the long-term care specified amount would be greater than the base policy face amount, the long-term care specified amount will be further reduced to the base policy face amount.

4. For any subsequent period of coverage, the maximum monthly benefit will be equal to the maximum monthly benefit during the initial period of coverage.

5. The premium fund values that are used by us to determine whether a guarantee against policy lapse or a guarantee of death benefit protection is in effect will also be reduced pro rata to the reduction in the base policy face amount.

6. Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

7. The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire maximum total benefit has been paid out, the period of coverage will end, policy values will be adjusted as described above, and this rider will terminate. If the net policy account value is insufficient to cover the monthly deductions, the policy will terminate subject to the grace period provision.

.. RIDER TERMINATION. This rider will terminate, and no further benefits will be payable (except, where applicable, as may be provided under the "Extension of Benefits" and the "Nonforfeiture Benefit" provisions of this rider), on the earliest of the following:

1. at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

2. upon termination or surrender of the policy;

3. the date of the insured person's death;

4. the date when the accumulated benefit lien amount equals the maximum total benefit amount;

5. the effective date of the election of the paid up death benefit guarantee;

6. the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date) if it occurs before coverage is continued as a Nonforfeiture Benefit;

7. the date the policy goes on loan extension if it occurs before coverage is continued as a Nonforfeiture Benefit; or

8. on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider if it occurs before coverage is continued as a Nonforfeiture Benefit.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

.. EXTENSION OF BENEFITS. If your policy lapses, terminating this rider, while the insured person is confined in a long-term care facility but before any rider benefits have been paid for a current period of coverage, benefits for that confinement may be payable provided that the confinement began while this rider was in force and the confinement continues without interruption after rider termination. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement (in this case, the maximum total benefit will be reduced by rider benefits that have been paid out); (b) the date the maximum total benefit has been paid; or
(c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

NONFORFEITURE BENEFIT

For a higher monthly charge, you can elect the Long-Term Care Services/SM/ Rider with the Nonforfeiture Benefit. The Nonforfeiture Benefit may continue coverage under the rider in a reduced benefit amount in situations where
(a) the Long-Term Care Services/SM/ Rider would otherwise terminate; (b) you have not already received benefits (including any loan repayments) that equal or exceed the total charges deducted for the rider; and (c) your policy and Long-Term Care Services/SM/ Rider were inforce for at least three policy years.

While the Nonforfeiture Benefit is in effect, all of the provisions of the Long-Term Care Services/SM/ Rider remain applicable to you. The maximum total Nonforfeiture Benefit will be the greater of:

(a)One month's maximum monthly benefit and

(b)The sum of all charges deducted for the Long-Term Care Services/SM/ Rider (with the Nonforfeiture Benefit). This amount excludes any charges that may have previously been waived while rider benefits were being paid.

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The maximum total Nonforfeiture Benefit will be reduced (but not below zero) by all monthly benefit payments paid under the rider, including any loan repayments and any payments made under the "Extension of Benefits" and "Nonforfeiture Benefit" provisions. Also, the maximum total Nonforfeiture Benefit will not exceed the maximum total benefit under the rider as of the date coverage under the Nonforfeiture Benefit begins.

Coverage under the Nonforfeiture Benefit begins on the date the Long-Term Care Services/SM/ Rider would otherwise terminate for one of the following reasons (unless benefits are being continued under the "Extension of Benefits" provision of the rider):

(1)We receive your written request to terminate the Long-Term Care Services/SM/ Rider;

(2)You surrender your policy;

(3)Your policy terminates without value at the end of a grace period; or

(4)You elect a Paid Up death benefit guarantee.

If benefits are being continued under the "Extension of Benefits" provision of the rider and the maximum total benefit has not been paid out, coverage under the Nonforfeiture Benefit begins on the date the insured is discharged from a long-term care facility.

Once in effect, the Nonforfeiture benefit will continue long-term care coverage under a paid-up status until the earliest of (a) the death of the insured, and
(b) the date the maximum total Nonforfeiture Benefit has been paid out and reduced to zero during a period of coverage. If coverage is continued under the Nonforfeiture Benefit, you will receive additional information regarding the benefit, including the maximum total Nonforfeiture Benefit amount.

For tax information concerning the Long-Term Care Services/SM/ Rider, see "Tax information" earlier in this prospectus.


CHARITABLE LEGACY RIDER. An optional rider may be elected at issue that provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost. This rider is only available at issue and an accredited charitable beneficiary must be named at that time. The rider is available for base policy face amounts of $1 million and above, where the minimum benefit would be $10,000 and the maximum benefit would be $100,000 (i.e., for face amounts of $10 million and above).


If the base policy face amount is reduced after issue for any reason, the benefit will be payable on the face amount at the time of the insured's death, provided the face amount is at least $1 million. If the face amount has been decreased below $1 million at the time of death, then no benefit is payable.

The designated beneficiary of this rider must be an accredited 501(c) organization under IRS Code 170. See www.IRS.gov for valid organizations.

..   RIDER TERMINATION. The charitable legacy rider will terminate and no further benefits will be paid on the earliest of the following:

   -- the termination of the policy;

   -- the surrender of the policy;

   -- the date we receive the policy owner's written request to terminate the rider;

   -- the date of the insured's death; or

   -- the date the policy is placed on loan extension.

If the base policy lapses and is subsequently restored, the rider will be reinstated. The rider will not be terminated if the policy owner executes the substitution of insured person rider or elects the paid up death benefit guarantee.

VARIATIONS AMONG INCENTIVE LIFE LEGACY(R) II POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

MONY America also may vary or waive the charges (including surrender charges) and other terms of Incentive Life Legacy(R) II where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Legacy(R) II. We will make such variations only in accordance with uniform rules that we establish.


MONY America or your financial professional can advise you about any variations that may apply to your policy or see Appendices I and II later in this prospectus for more information.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your base policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.


PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation) and so elects, death benefit proceeds can be paid through the "MONY Access Account", which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. MONY America will retain the funds until a draft is presented for payment. Interest on the MONY Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The MONY Access Account is part of MONY America's general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The MONY Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.


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If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit and the beneficiary so elects, we will send the MONY Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the earlier of the date you sign your request to cancel form or the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. In other states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your "Right to Examine" the policy.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for its net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.

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10. More information about certain policy charges

--------------------------------------------------------------------------------

DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

.. PREMIUM CHARGE. We deduct an amount not to exceed 8% from each premium payment you send us. We currently deduct 8% from each premium payment up to six "target premiums" and 3% from each premium payment thereafter. A similar charge applies to premiums attributed to requested face amount increases. The "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, among other factors. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 8%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

In addition, if the extended no lapse guarantee is in effect, we deduct 1% from each premium payment during the extended no lapse guarantee period. This additional charge is designed, in part, to compensate us for the additional insurance risk we take on in providing this rider and the administrative costs involved with maintaining it.

.. SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $10.38 and $47.92 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year fifteen. The initial amount of surrender charge depends on each policy's specific characteristics.

We will establish additional surrender charges for any increase in the base policy face amount you request that represents an increase over the previous highest base policy face amount. These charges will apply for fifteen years from the effective date of such increase. Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

.. REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first fifteen policy years or within fifteen years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

.. TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.

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.. ADDING A LIVING BENEFITS RIDER. you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

.. EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

.. WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

.. EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

.. POLICY ILLUSTRATION CHARGE. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. DUPLICATE POLICY CHARGE. We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. POLICY HISTORY CHARGE. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. CHARGE FOR RETURNED PAYMENTS. For each payment you make in connection with your policy that is returned for insufficient funds, we will charge a maximum of $25.

PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

.. COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured, the face amount and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between
(a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 121). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. In addition, our current (non-guaranteed) cost of insurance rates are zero for policy years in which the insured person is attained age 100 or older. However, we have the ability to raise our cost of insurance rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy(R) II policies for insureds who are age 18 or above are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy(R) II policies for insureds who are under age 18 are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Table. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued), as well as the base policy face amount.

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For policies issued at ages 0-17, an insured person's cost of insurance rate is not based on that person's status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an insured person issue age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "Other information" in "Tax information" earlier in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $250,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

.. MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.85% during the first fifteen policy years, with no charge in policy year 16 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 0.85%. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

.. ADMINISTRATIVE CHARGE. In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. Currently, in all subsequent policy years we deduct $15 at the beginning of each policy month, but not beyond the policy anniversary when the insured person is attained age
100. We reserve the right to increase or decrease this amount in the future, although it will never exceed $15 and will never be deducted beyond the policy anniversary when the insured person is attained age 121. In addition we deduct between $0.03 and $0.35 per $1,000 of your initial base policy face amount and any face amount increase above the previous highest face amount at the beginning of each policy month in the first ten policy years and for ten years following a face amount increase. We reserve the right to continue this charge beyond the ten year period previously described, but it will never be deducted beyond the policy anniversary when the insured person is attained age 121. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

.. LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. In no event will the loan interest spread exceed 1%. We deduct the loan interest spread on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

OPTIONAL RIDER CHARGES

If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

.. CHILDREN'S TERM INSURANCE. If you choose this rider, we deduct $0.50 per $1,000 of children's term insurance from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child's coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

.. DISABILITY DEDUCTION WAIVER. If you choose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. This amount is between 7% and 132% of all the other monthly charges (including charges for other riders elected) deducted from your policy account value on a guaranteed basis. The current monthly charges for this rider are lower than the maximum monthly charges.

.. OPTION TO PURCHASE ADDITIONAL INSURANCE. If you choose this rider, we deduct between $0.04 and $0.17 per $1,000 of the option to purchase additional insurance from your policy account value each month until the insured under the base policy reaches age 40 while the rider is in effect.

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.. EXTENDED NO LAPSE GUARANTEE. If you choose this rider we deduct between $0.01 and $0.05 per $1,000 of the initial base policy face amount, and per $1,000 of any requested increase in the base policy face amount, from your policy account value each month while the rider is in effect. The rate per $1,000 that is charged depends upon the individual characteristics of the insured and the face amount of the policy.

We also deduct a monthly charge at an annual rate of 0.15% of the value in your policy's variable investment options each month while the rider is in effect.

See "Premium charge" under "Deducting policy charges" earlier in this Section for more information.

.. LONG-TERM CARE SERVICES/SM/ RIDER. If you choose this rider without the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.22 and $2.67 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month. If you choose this rider with the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.25 and $2.94 per $1,000 of the amount for which we are at risk under the rider. We will deduct this charge until the insured reaches age 121 while the rider is in effect, but not when rider benefits are being paid. The amount at risk under the rider depends on the death benefit option selected under the policy. For policies with death benefit Option A, the amount at risk for the rider is the lesser of (a) the current policy face amount, minus the policy account value (but not less than zero); and (b) the current long-term care specified amount. For policies with death benefit Option B, the amount at risk for the rider is the current long-term care specified amount. The current monthly charges for this rider may be lower than the maximum monthly charges.

If you continue coverage under the Nonforfeiture Benefit, the charge for the rider will no longer apply.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.


PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them in complete and proper form:


..   premium payments received after the policy's Investment Start Date
    (discussed below)

..   loan repayments and interest payments


REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request in complete and proper form:


..   withdrawals

..   tax withholding elections

..   face amount decreases that result from a withdrawal

..   changes of allocation percentages for premium payments or monthly deductions

..   surrenders

..   changes of owner

..   changes of beneficiary

..   transfers from a variable investment option to the guaranteed interest option

..   loans

..   transfers among variable investment options

..   assignments

..   termination of paid up death benefit guarantee

..   request to cancel your policy

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

..   changes in face amount

..   election of paid up death benefit guarantee

..   changes in death benefit option

..   changes of insured person

..   restoration of terminated policies

..   termination of any additional benefit riders you have elected

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

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..   If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for (or on a better risk class than applied for), then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

..   If we do not receive your full minimum initial premium at our
    Administrative Office before the issue date or if we issue the policy on a different (less favorable) basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. We will determine the interest rate applicable to the guaranteed interest option based on the Register Date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policy owners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office: and
(2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "MONY Life Insurance Company of America."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to MONY Life Insurance Company of America, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than MONY Life Insurance Company of America and endorsed over to MONY Life Insurance Company of America only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

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Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics. In addition, any no lapse guarantee and Long Term Care Services/SM/ Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," or in some cases require that we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance or causes the policy to lose its ability to be tested under the 2001 CSO tables. See "Other information" under "Tax information" earlier in this prospectus. Also, if the paid up death benefit guarantee is in effect or your policy is on loan extension, you may not request to substitute the insured person.

REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Legacy(R) II in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Legacy(R) II policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Legacy(R) policy.

FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.


BROKER TRANSACTION AUTHORITY

After your policy has been issued, we may accept transfer requests and changes to your premium allocation instructions or fund transfers by telephone, mail, facsimile or electronically, and requests for automatic transfer service, asset rebalancing service and changes to the minimum growth cap rate for MSO in writing, by mail or facsimile, from your financial professional, provided that we have your prior written authorization to do so on file. Accordingly, MONY America will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. MONY America will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. MONY America will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. MONY America may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity. MONY America may terminate any such authorization at any time without prior notice.


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12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT

This policy is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a policy's account value or any guaranteed benefits with which the policy was issued. The Company is solely responsible to the policy owner for the policy's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the policy are supported by the Company's general account and are subject to the Company's claims paying ability. An owner should look to the financial strength of the Company for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Commissioner of Insurance in the state of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS OF YOUR POLICY ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if:
(1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person's death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or
(4) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small-and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

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We offer investment options with underlying portfolios that are part of AXA
Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that MONY America has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."


Also, you may make the following additional types of requests by calling the number under "By Phone:" in "How to reach us" from a touch-tone phone, if the policy is individually owned and you are the owner, or through axa.com or us.axa.com for those outside the U.S., if you are the individual owner:


..   changes of premium allocation percentages

..   changes of address

..   request forms and statements

..   to request a policy loan (loan requests cannot be made online by corporate policy owners)

..   enroll for electronic delivery and view statements/documents online

..   to pay your premium or make a loan repayment


..   change of beneficiary(ies)


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to enroll through axa.com or us.axa.com for those outside the U.S., or use ACH payments via AXA Equitable's Interactive Telephone Service, you must first agree to the terms and conditions set forth in our axa.com or us.axa.com for those outside the U.S., Online Services Agreement or our AXA Equitable's Interactive Telephone Service Terms and Conditions, which you can find at our website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through axa.com or us.axa.com for those outside the U.S., or AXA Equitable's Interactive Telephone Service from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to axa.com or us.axa.com for those outside the U.S., or AXA Equitable's Interactive Telephone Service if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

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Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


CYBERSECURITY

Our variable life insurance product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose policy account value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or
(c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or MONY America Variable Account K operate. For example, we have the right to:

..   combine two or more variable investment options or withdraw assets relating to Incentive Life Legacy(R) II from one investment option and put them into another;

..   end the registration of, or re-register, MONY America Variable Account K under the Investment Company Act of 1940;

..   operate MONY America Variable Account K under the direction of a
    "committee" or discharge such a committee at any time;

..   restrict or eliminate any voting rights or privileges of policyown-ers (or other persons) that affect MONY America Variable Account K;

..   operate MONY America Variable Account K, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge MONY America Variable Account K an advisory fee. We may make any legal investments we wish for MONY America Variable Account K. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy or change a face amount to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes

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in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

REPORTS WE WILL SEND YOU


Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) if there are any errors.


DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
K. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of MONY America, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other MONY America life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

MONY America pays compensation to both Distributors based on policies sold. MONY America may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although MONY America takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. MONY America, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Risk/benefit summary: Charges and expenses you will pay" and "More information about certain policy charges" earlier in this Prospectus.

As used below, the "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, as well as the policy's face amount and Distributor, among other factors.


AXA ADVISORS COMPENSATION. MONY America pays compensation to AXA Advisors based on premium payments made on the policies sold through AXA Advisors ("premium-based compensation"). The premium-based compensation will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 5.8% of all other premiums you pay in policy years two through five; plus 3.8% of all other premiums you pay in policy years six through ten, and 2.5% thereafter. AXA Advisors, in turn, may pay a portion of the premium-based compensation received from MONY America to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. Your AXA Advisors financial professional will receive premium-based compensation on a contract in combination with ongoing annual compensation based on a percentage of the unloaned account value of the policy sold ("asset-based compensation"). The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

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DIFFERENTIAL COMPENSATION. In an effort to promote the sale of MONY America products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of a MONY America policy than it pays for the sale of a policy or other financial product issued by a company other than MONY America. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve MONY America policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of MONY America policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and premium-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable policies and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend a MONY America policy over a policy or other financial product issued by a company not affiliated with MONY America. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. MONY America pays premium-based and asset-based compensation (together "compensation") to AXA Distributors. Premium-based compensation is paid based on MONY America policies sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the unloaned account value of policies sold through certain of AXA Distributor's Selling broker-dealers. Premium-based compensation will generally not exceed 135% of the premiums you pay up to one target premium in your policy's first year; plus 5% of all other premiums you pay in your policy's first year; plus 2.8% of all other premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation up to 0.15% in policy years 6-10 and up to 0.05% in policy years 11 and later may also be paid. AXA Distributors, in turn, pays a portion of the compensation it receives to the Selling broker-dealer making the sale. The compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

These payments above also include compensation to cover operating expenses and marketing services under the terms of MONY America's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of MONY America products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable policies exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of MONY America policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2014) received additional payments. These additional payments ranged from $40.15 to $4,874,706.21. MONY America and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services
BBVA Compass Investment Solutions, Inc.
Cambridge Investment Research
Capital Investment Group
CCO Investment Services Corporation
Centaurus Financial, Inc.
Cetera Advisors, LLC
Cetera Advisors Networks, LLC
Cetera Financial Specialists, LLC
Cetera Investment Services, LLC


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CFD Investments, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUNA Brokerage Services
Cuso Financial Services, L.P.
Essex National Securities, Inc.
Farmer's Financial Solution
First Allied Securities Inc.
First Citizens Investor Services, Inc.
First Southeast Investor Services
First Tennessee Brokerage Inc.
Founders Financial Securities
FSC Securities Corporation
Geneos Wealth Management Inc.
GWN Securities, Inc.
H.D. Vest Investment Securities, Inc.
Harbour Investments
ICA/First Dakota, Inc.
IFC Holdings, Inc.
Independent Financial Group, LLC
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Company
Janney Montgomery Scott LLC
JP Turner & Company, LLC
Key Investment Services LLC
Kovack Securities
Legend Equities
Lincoln Financial Advisors Corp.
Lincoln Financial Services Corp.
LPL Financial Corporation
Lucia Securities, LLC
Mercap Securities, LLC
Merrill Lynch Life Agency, Inc.
MetLife Securities, Inc.
Morgan Stanley Smith Barney
Mutual Service Corporation
National Planning Corporation
Navy Federal Brokerage Services
New England Securities, Inc.
Next Financial Group, Inc.
NFP Securities Inc.
PNC Investments
Prime Capital Services
Primerica Financial Services
Questar Capital Corporation
Raymond James & Associates
Raymond James Insurance Group
RBC Capital Markets Corporation
Robert W Baird & Company
Royal Alliance Associates, Inc.
Sage Point Financial, Inc.
Santander Securities Corporation
Securities America Inc.
Signator Financial Services
Signator Investors, Inc.
SII Investments
Sorrento Pacific Financial LLC
Southwest Securities, Inc.
Summit Brokerage Services, Inc.
SunTrust Investments
SWS Financial Services
Tavenner Group
Tower Squares Securities
TransAmerica Financial Advisors
Triad Advisors
U.S Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group
Valmark Securities, Inc.
Voya Financial Advisors
Walnut Street Services
Waterstone Financial Group
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Wesom Financial Services, LLC
Woodbury Financial Services, Inc.


LEGAL PROCEEDINGS

MONY America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policy owner's interest in MONY America Variable Account K, nor would any of these proceedings be likely to have a material adverse effect on MONY America Variable Account K, our ability to meet our obligations under the policies, or the distribution of the policies.

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13. Financial statements of MONY America Variable Account K and MONY America

--------------------------------------------------------------------------------


The financial statements of MONY America Variable Account K as well as the financial statements of MONY America, are in the Statement of Additional Information ("SAI").

The financial statements of MONY America have relevance for the policies only to the extent that they bear upon the ability of MONY America to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative.


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



14. Personalized illustrations

--------------------------------------------------------------------------------

ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a HYPOTHETICAL ILLUSTRATION. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts, definition of life insurance test, and assumed rates of return (within limits). This type of illustration is called a PERSONALIZED ILLUSTRATION. NO ILLUSTRATION WILL EVER SHOW YOU THE ACTUAL VALUES AVAILABLE UNDER YOUR POLICY AT ANY GIVEN POINT IN TIME. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2014 (or expected to be incurred in 2015, if such amount is expected to be higher) of the available underlying portfolios in different ways. An ARITHMETIC ILLUSTRATION uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A WEIGHTED ILLUSTRATION computes the average of investment management fees and expenses based upon the aggregate assets in the Portfolios at the end of 2014. You may request a weighted illustration that computes the average of investment management fees and expenses of just the EQ Advisors Trust portfolios, just the AXA Strategic Allocation portfolios, or all portfolios. If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios. A FUND SPECIFIC ILLUSTRATION uses only the investment management fees and expenses of a specific underlying portfolio. A HISTORICAL ILLUSTRATION reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance. You may also request a personalized illustration of the guaranteed interest option.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.


Currently, you are entitled to one free illustration each policy year. For each additional illustration in a policy year, we charge $25.


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Appendix I: Policy variations


--------------------------------------------------------------------------------

This Appendix reflects policy variations that differ from what is described in this prospectus but may have been in effect at the time your policy was issued. If you purchased your policy during the "Approximate Time Period" below, the noted variation may apply to you. Your policy may have been available in your state past the approximate end date indicated below. For more information about your particular features, charges and options available under your policy based upon when you purchased it, please contact your financial professional and/or refer to your policy.

-------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD                FEATURE/BENEFIT     VARIATION
-------------------------------------------------------------------------------
November 18, 2013 to present            Guaranteed          MONY America will
                                        interest option     not exercise its
                                        ("GIO") limitation  right to limit the
                                                            amounts that may
                                                            be allocated and
                                                            or transferred to
                                                            the guaranteed
                                                            interest option
                                                            ("policy
                                                            guaranteed
                                                            interest option
                                                            limitation"). All
                                                            references to the
                                                            policy guaranteed
                                                            interest option
                                                            limitation in this
                                                            prospectus, and/or
                                                            in your policy
                                                            and/or in the
                                                            endorsements to
                                                            your policy, are
                                                            not applicable.
-------------------------------------------------------------------------------
September 19, 2009 - November 18,       Guaranteed          Any implementation
2013                                    interest option     by MONY America on
                                        ("GIO") limitation  limiting the
                                                            amounts that may
                                                            be allocated
                                                            and/or transferred
                                                            to the guaranteed
                                                            interest option
                                                            ("policy
                                                            guaranteed
                                                            interest option
                                                            limitation") is
                                                            not applicable.
-------------------------------------------------------------------------------
January 18, 2010 - January 31, 2014     Long-Term Care      Benefits received
CALIFORNIA                              Services/SM/ Rider  under this rider
                                                            are intended to be
                                                            treated, for
                                                            Federal income tax
                                                            purposes, as
                                                            accelerated death
                                                            benefits under
                                                            section 101(g) of
                                                            the Code on the
                                                            life of a
                                                            chronically ill
                                                            insured person
                                                            receiving
                                                            qualified
                                                            long-term care
                                                            services within
                                                            the meaning of
                                                            section 7702B of
                                                            the Code. It is
                                                            not intended to be
                                                            a qualified
                                                            long-term care
                                                            insurance contract
                                                            under section
                                                            7702B(b) of the
                                                            Internal Revenue
                                                            Code. Charges for
                                                            this benefit will
                                                            generally be
                                                            treated as
                                                            distributions from
                                                            the policy for
                                                            federal income tax
                                                            purposes.
-------------------------------------------------------------------------------
September 19, 2009 - February 14, 2013  Long Term Care      (Rider Form No.
and July 22, 2013 - February 16, 2014   Services/SM/ Rider  R06-90CT)

CONNECTICUT                             See "Long Term      The Long Term Care
                                        Care Services/SM/   Services/SM/ Rider
                                        Rider" under        is available for
                                        "Other benefits     issue ages 20-70.
                                        you can add by      Different monthly
                                        rider" in "More     charge amounts and
                                        information about   rules will apply.
                                        policy features
                                        and benefits"
                                                            The long-term care
                                                            specified amount
                                                            for this rider is
                                                            as follows:
                                                            We will pay up to
                                                            the long-term care
                                                            specified amount
                                                            for qualified
                                                            long-term care
                                                            services for the
                                                            insured person for
                                                            the duration of a
                                                            period of
                                                            coverage. The
                                                            initial long-term
                                                            care specified
                                                            amount is equal to
                                                            the face amount of
                                                            the base policy at
                                                            issue. This amount
                                                            may change due to
                                                            subsequent policy
                                                            transactions and
                                                            will be reduced at
                                                            the end of a
                                                            period of coverage
                                                            to reflect
                                                            benefits paid
                                                            during that period
                                                            of coverage. Any
                                                            request for a
                                                            decrease in the
                                                            policy face amount
                                                            will reduce the
                                                            current long-term
                                                            care specified
                                                            amount to an
                                                            amount equal to
                                                            the lesser of: (a)
                                                            the new policy
                                                            face amount; or
                                                            (b) the long-term
                                                            care specified
                                                            amount immediately
                                                            prior to the face
                                                            amount decrease.
                                                            Any partial
                                                            withdrawal will
                                                            reduce the current
                                                            long-term care
                                                            specified amount
                                                            by the amount of
                                                            the withdrawal,
                                                            but not to less
                                                            than the policy
                                                            account value
                                                            minus the
                                                            withdrawal. The
                                                            maximum monthly
                                                            benefit in either
                                                            case will then be
                                                            equal to the new
                                                            long-term care
                                                            specified amount
                                                            multiplied by the
                                                            benefit percentage.
-------------------------------------------------------------------------------


                                      I-1



                         APPENDIX I: POLICY VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
CONNECTICUT (CONTINUED)                             The maximum monthly
                                                    benefit is equal to the
                                                    long-term care specified
                                                    amount multiplied by the
                                                    benefit percentage you
                                                    have selected. This
                                                    amount may change due to
                                                    subsequent policy
                                                    transactions.
                                                    The maximum monthly
                                                    payment limitation for
                                                    this rider is as follows:
                                                    Each month, the monthly
                                                    benefit payment (a
                                                    portion of which will be
                                                    applied to repay any
                                                    outstanding policy loan)
                                                    for qualified long term
                                                    care services for the
                                                    insured person is the
                                                    lesser of:
                                                    1. the maximum monthly
                                                    benefit (or lesser
                                                    amount as requested,
                                                    however, this may not be
                                                    less than $500); or
                                                    2. the monthly
                                                    equivalent of 200% of
                                                    the per day limit
                                                    allowed by the Health
                                                    Insurance Portability
                                                    and Accountability Act
                                                    or "HIPAA" (We reserve
                                                    the right to increase
                                                    this percentage.) To
                                                    find out the current per
                                                    day limit allowed by
                                                    HIPAA, go to
                                                    www.irs.gov. We may also
                                                    include this information
                                                    in your policy's annual
                                                    report.
                                                    For purposes of
                                                    determining the maximum
                                                    monthly benefit, the
                                                    benefit percentage
                                                    options are 1% or 2% for
                                                    issue ages 20-70 and 3%
                                                    for issue ages 20-55.
                                                    Benefits are payable
                                                    once we receive: 1) a
                                                    written certification
                                                    from a U.S. licensed
                                                    health care practitioner
                                                    that the insured person
                                                    is a chronically ill
                                                    individual who is
                                                    receiving qualified
                                                    long-term care services
                                                    in accordance with a
                                                    plan of care and will
                                                    require continuous care
                                                    for the rest of his or
                                                    her life; 2) proof that
                                                    the "elimination
                                                    period," as discussed
                                                    below, has been
                                                    satisfied; and 3)
                                                    written notice of claim
                                                    and proof of loss in a
                                                    form satisfactory to us.
                                                    In order to continue
                                                    monthly benefit
                                                    payments, we require
                                                    recertification by a
                                                    U.S. licensed health
                                                    care practitioner every
                                                    twelve months from the
                                                    date of the initial or
                                                    subsequent certification
                                                    that the insured is
                                                    still a chronically ill
                                                    individual receiving
                                                    qualified long-term care
                                                    services in accordance
                                                    with a plan of care and
                                                    will require continuous
                                                    care for the remainder
                                                    of his or her life.
                                                    Otherwise, unless
                                                    earlier terminated due
                                                    to a change in the
                                                    status of the insured,
                                                    benefit payments will
                                                    terminate at the end of
                                                    the twelve month period.
                                                    This rider may not cover
                                                    all of the costs
                                                    associated with
                                                    long-term care services
                                                    during the insured
                                                    person's period of
                                                    coverage.
-----------------------------------------------------------------------------



                                      I-2



                         APPENDIX I: POLICY VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
CONNECTICUT (CONTINUED)                             The following
                                                    information replaces the
                                                    "Elimination Period"
                                                    subsection in this
                                                    section.
                                                    .   Elimination period.
                                                        The Long-Term Care
                                                        Services/SM/ Rider
                                                        has an elimination
                                                        period that is the
                                                        required period of
                                                        time while the rider
                                                        is in force that
                                                        must elapse before
                                                        any benefit is
                                                        available to the
                                                        insured person under
                                                        this rider. The
                                                        elimination period
                                                        is 90 days,
                                                        beginning on the
                                                        first day of any
                                                        qualified long term
                                                        care services that
                                                        are provided to the
                                                        insured person.
                                                        Generally, benefits
                                                        under this rider
                                                        will not be paid
                                                        until the
                                                        elimination period
                                                        is satisfied; and
                                                        benefits will not be
                                                        retroactively paid
                                                        for the elimination
                                                        period. The 90 days
                                                        do not have to be
                                                        continuous, but the
                                                        elimination period
                                                        must be satisfied
                                                        within a consecutive
                                                        period of 24 months
                                                        starting with the
                                                        month in which such
                                                        services are first
                                                        provided. If the
                                                        elimination period
                                                        is not satisfied
                                                        within this time
                                                        period, you must
                                                        submit a new claim
                                                        for benefits under
                                                        this rider. This
                                                        means that a new
                                                        elimination period
                                                        of 90 days must be
                                                        satisfied within a
                                                        new 24 month period.
                                                        The elimination
                                                        period must be
                                                        satisfied only once
                                                        while this rider is
                                                        in effect.
                                                    The Nonforfeiture
                                                    benefit is not available.
                                                    The Maximum total
                                                    benefit is not
                                                    applicable.
                                                    The Acceleration
                                                    percentage concept is
                                                    not applicable.
                                                    Death benefit option
                                                    changes are not
                                                    permitted.

                                                    The "Extension of
                                                    Benefits" feature is not
                                                    available.

                          See "Tax treatment of     The tax information for
                          living benefits rider or  the Long-Term Care
                          Long Term Care            Services/SM/ Rider below
                          Services/TM/ Rider under  replaces, in its
                          a policy with the         entirety, the tax
                          applicable rider" in      information in this
                          "Tax Information"         section:
                                                    Benefits received under
                                                    the Long Term Care
                                                    Services/SM/ Rider are
                                                    intended to be treated,
                                                    for Federal income tax
                                                    purposes, as accelerated
                                                    death benefits under
                                                    section 101(g) of the
                                                    Code on the life of a
                                                    chronically ill insured
                                                    person receiving
                                                    qualified long-term care
                                                    services within the
                                                    meaning of section 7702B
                                                    of the Code. The
                                                    benefits are intended to
                                                    qualify for exclusion
                                                    from income subject to
                                                    the limitations of the
                                                    Code with respect to a
                                                    particular insured
                                                    person. Receipt of these
                                                    benefits may be taxable.
                                                    Generally income
                                                    exclusion for all
                                                    payments from all
                                                    sources with respect to
                                                    an insured person will
                                                    be limited to the higher
                                                    of the Health Insurance
                                                    Portability and
                                                    Accountability Act
                                                    ("HIPAA") per day limit
                                                    or actual costs incurred
                                                    by the taxpayer on
                                                    behalf of the insured
                                                    person.
-----------------------------------------------------------------------------


                                      I-3



                         APPENDIX I: POLICY VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
CONNECTICUT (CONTINUED)                             Charges for the Long
                                                    Term Care Services/SM/
                                                    Rider may be considered
                                                    distributions for income
                                                    tax purposes, and may be
                                                    taxable to the owner to
                                                    the extent not
                                                    considered a nontaxable
                                                    return of premiums paid
                                                    for the life insurance
                                                    policy. See above for
                                                    tax treatment of
                                                    distributions to you.
                                                    Charges for the Long
                                                    Term Care Services/SM/
                                                    Rider are generally not
                                                    considered deductible
                                                    for income tax purposes.
                                                    The Long Term Care
                                                    Services/SM/ Rider is
                                                    not intended to be a
                                                    qualified long-term care
                                                    insurance contract under
                                                    section 7702B(b) of the
                                                    Code.
                                                    Any adjustments made to
                                                    your policy death
                                                    benefit, face amount and
                                                    other values as a result
                                                    of Long Term Care
                                                    Services/SM/ Rider
                                                    benefits paid will also
                                                    generally cause us to
                                                    make adjustments with
                                                    respect to your policy
                                                    under federal income tax
                                                    rules for testing
                                                    premiums paid, your tax
                                                    basis in your policy,
                                                    your overall premium
                                                    limits and the seven-pay
                                                    period and seven-pay
                                                    limit for testing
                                                    modified endowment
                                                    contract status.
-----------------------------------------------------------------------------
February 15, 2013 -       Long Term Care            (Rider Form No.
July 21, 2013             Services/SM/ Rider        R12-10CT) (Connecticut
                                                    only)

                                                    In Connecticut, we refer
                                                    to this rider as the
                                                    "LONG-TERM CARE BENEFITS
                                                    RIDER".

                          See "Long-Term Care       The following
                          Services/SM/ Rider"       information replaces
                          under "Other benefits     first three paragraphs
                          you can add by rider" in  in this section.
                          "More information about   The rider provides for
                          policy features and       the acceleration of all
                          benefits"                 or part of the policy
                                                    death benefit as a
                                                    payment of a portion of
                                                    the policy's death
                                                    benefit each month as a
                                                    result of the insured
                                                    person being a
                                                    chronically ill
                                                    individual who is
                                                    receiving qualified
                                                    long-term care services
                                                    in accordance with a
                                                    plan of care and who
                                                    will require continuous
                                                    care for the remainder
                                                    of his or her life.
                                                    Benefits accelerated
                                                    under this rider will be
                                                    treated as a lien
                                                    against the policy death
                                                    benefit unless benefits
                                                    are being paid under the
                                                    optional Nonforfeiture
                                                    Benefit. While this
                                                    rider is in force and
                                                    before any continuation
                                                    of coverage under the
                                                    optional Nonforfeiture
                                                    Benefit, if elected,
                                                    policy face amount
                                                    increases and death
                                                    benefit option changes
                                                    from Option A to Option
                                                    B are not permitted. For
                                                    a more complete
                                                    description of the terms
                                                    used in this section and
                                                    conditions of this
                                                    rider, please consult
                                                    your policy rider form.

                                                    An individual qualifies
                                                    as "chronically ill" if
                                                    they have been certified
                                                    by a licensed health
                                                    care practitioner as
                                                    being expected to
                                                    require lifetime
                                                    confinement in a
                                                    long-term care facility
                                                    due to injury or
                                                    sickness; or requiring
                                                    substantial supervision
                                                    to protect such
                                                    individual from threats
                                                    to health and safety due
                                                    to cognitive impairment.
-----------------------------------------------------------------------------


                                      I-4



                         APPENDIX I: POLICY VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
CONNECTICUT                                         "Qualified long-term
(CONTINUED)                                         care services" means
                                                    necessary diagnostic,
                                                    preventive, therapeutic,
                                                    curing, mitigating, and
                                                    rehabilitative services
                                                    that are required by a
                                                    chronically ill
                                                    individual and provided
                                                    in accordance with a
                                                    plan of care prescribed
                                                    by a U.S. licensed
                                                    health care
                                                    practitioner. Qualified
                                                    long-term care services
                                                    do not include home
                                                    health care services.
                                                    Benefits are payable
                                                    once we receive: 1) a
                                                    written certification
                                                    from a U.S. licensed
                                                    health care practitioner
                                                    that the insured person
                                                    is a chronically ill
                                                    individual who is
                                                    receiving qualified
                                                    long-term care services
                                                    in accordance with a
                                                    plan of care and will
                                                    require continuous care
                                                    for the rest of his or
                                                    her life; 2) proof that
                                                    the "elimination
                                                    period," as discussed
                                                    below, has been
                                                    satisfied; and 3)
                                                    written notice of claim
                                                    and proof of loss in a
                                                    form satisfactory to us.
                                                    In order to continue
                                                    monthly benefit
                                                    payments, we require
                                                    recertification by a
                                                    U.S. licensed health
                                                    care practitioner every
                                                    twelve months from the
                                                    date of the initial or
                                                    subsequent certification
                                                    that the insured person
                                                    is still a chronically
                                                    ill individual receiving
                                                    qualified long-term care
                                                    services in accordance
                                                    with a plan of care and
                                                    will require continuous
                                                    care for the remainder
                                                    of his or her life.
                                                    Otherwise, unless
                                                    earlier terminated due
                                                    to a change in status of
                                                    the insured or payout of
                                                    the maximum total
                                                    benefit amount, benefit
                                                    payments will terminate
                                                    at the end of the twelve
                                                    month period. This rider
                                                    may not cover all of the
                                                    costs associated with
                                                    long-term care services
                                                    during the insured
                                                    person's period of
                                                    coverage.

                                                    The "Extension of
                                                    Benefits" feature is not
                                                    available.

                                                    Also see "Long-Term Care
                                                    Services/SM/ Rider"
                                                    policy variations that
                                                    may apply in Appendices
                                                    II and III.
                                                    The following
                                                    information replaces the
                                                    "Elimination Period"
                                                    subsection in this
                                                    section.

                                                    .   ELIMINATION PERIOD.
                                                        The Long-Term Care
                                                        Benefits Rider has
                                                        an elimination
                                                        period that is the
                                                        required period of
                                                        time while the rider
                                                        is in force that
                                                        must elapse before
                                                        any benefit is
                                                        available to the
                                                        insured person under
                                                        this rider. The
                                                        elimination period
                                                        is 90 days,
                                                        beginning on the
                                                        first day of any
                                                        qualified long- term
                                                        care services that
                                                        are provided to the
                                                        insured person.
                                                        Generally, benefits
                                                        under this rider
                                                        will not be paid
                                                        until the
                                                        elimination period
                                                        is satisfied, and
                                                        benefits will not be
                                                        retroactively paid
                                                        for the elimination
                                                        period. The 90 days
                                                        do not have to be
                                                        continuous, but the
                                                        elimination period
                                                        must be satisfied
                                                        within a consecutive
                                                        period of 24
-----------------------------------------------------------------------------


                                      I-5



                         APPENDIX I: POLICY VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
CONNECTICUT                                         months starting with the
(CONTINUED)                                         month in which such
                                                    services are first
                                                    provided. If the
                                                    elimination period is
                                                    not satisfied within
                                                    this time period, you
                                                    must submit a new claim
                                                    for benefits under this
                                                    rider. This means that a
                                                    new elimination period
                                                    of 90 days must be
                                                    satisfied within a new
                                                    24 month period. The
                                                    elimination period must
                                                    be satisfied only once
                                                    while this rider is in
                                                    effect.
-----------------------------------------------------------------------------
September 19, 2009 - May  Long-Term Care            Rider Form No. R06-90
20, 2012                  Services/SM/ Rider/(1)/

                                                    Charge per $1,000 of the
                                                    amount for which we are
                                                    at risk (our amount "at
                                                    risk" for this rider is
                                                    the long-term care
                                                    specified amount minus
                                                    your policy account
                                                    value, but not less than
                                                    zero):

                                                    Highest: $1.18
                                                    Lowest: $0.08
                                                    Representative: $0.22
                                                    This representative
                                                    amount is the rate we
                                                    guarantee for a
                                                    representative insured
                                                    male age 35 at issue in
                                                    the preferred elite
                                                    non-tobacco user risk
                                                    class. This charge
                                                    varies based on the
                                                    individual
                                                    characteristics of the
                                                    insured and may not be
                                                    representative of the
                                                    charge that you will
                                                    pay. Your financial
                                                    professional can provide
                                                    you with more
                                                    information about these
                                                    charges as they relate
                                                    to the insured's
                                                    particular
                                                    characteristics.

                          Long-Term Care Specified  Equal to the face amount
                          Amount                    of the base policy at
                                                    issue, subject to change
                                                    due to subsequent policy
                                                    transactions and will be
                                                    reduced at the end of
                                                    the period of coverage
                                                    to reflect benefits paid
                                                    during that period of
                                                    coverage.
                          The effect of a period    The total of monthly
                          of coverage on policy     benefit payments will be
                          values                    treated as a lien
                                                    against the policy death
                                                    benefit, the policy
                                                    account value and the
                                                    cash surrender value.

                          Qualified Long-Term Care  Do not include treatment
                          Services or care for a mental, psychoneurotic, or personality disorder without evidence of organic disease
                                                    (Alzheimer's Disease and
                                                    senile dementia are not
                                                    excluded from coverage).

                                                    The Nonforfeiture
                                                    benefit is not available.

                                                    The Maximum total
                                                    benefit is not
                                                    applicable.

                                                    The Acceleration
                                                    percentage concept is
                                                    not applicable.

                                                    Death benefit option
                                                    changes are not
                                                    permitted.
-----------------------------------------------------------------------------


                                      I-6



                         APPENDIX I: POLICY VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
                          Tax Qualification         LONG-TERM CARE
                                                    SERVICES/SM/ RIDER.
                                                    Benefits received under
                                                    this rider are intended
                                                    to be treated, for
                                                    Federal income tax
                                                    purposes, as accelerated
                                                    death benefits under
                                                    section 101(g) of the
                                                    Code on the life of a
                                                    chronically ill insured
                                                    person receiving
                                                    qualified long-term care
                                                    services within the
                                                    meaning of section 7702B
                                                    of the Code. It is not
                                                    intended to be a
                                                    qualified long-term care
                                                    insurance contract under
                                                    section 7702B(b) of the
                                                    Internal Revenue Code.
                                                    Charges for this benefit
                                                    will generally be
                                                    treated as distributions
                                                    from the policy for
                                                    federal income tax
                                                    purposes.
-----------------------------------------------------------------------------
(1)In the state of Massachusetts, this benefit is called the Accelerated Death Benefit for Chronic Illness Rider.


                                      I-7



                         APPENDIX I: POLICY VARIATIONS

Appendix II: States where certain policy features and/or benefits are not available or vary

--------------------------------------------------------------------------------

The following information is a summary of the states where certain policies or certain features and/or benefits are either not available as of the date of this prospectus or vary from the policy's features and benefits as previously described in this prospectus. Certain features and/or benefits may have been approved in your state after your policy was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix I earlier in this prospectus for information about the availability of certain features under your policy.

STATES WHERE CERTAIN POLICY FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:



-------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------

CALIFORNIA  Long Term Care Services/SM/ Rider In California, we refer to this rider as the "Comprehensive
                                              Long-Term Care Rider" (Rider
                                              Form No. R12-10CA).

            See "Long Term Care Services/SM/  The following sentence replaces
            Rider" under "Other benefits you  the first sentence of the fourth
            can add by rider" in "More        paragraph of this section in its
            information about policy          entirety:
            features and benefits"

                                              "Benefits are payable once we
                                              receive: 1) a written
                                              certification from a U.S.
                                              licensed health care
                                              practitioner that the insured
                                              person is a chronically ill
                                              individual; 2) a plan of care
                                              prescribed by a licensed health
                                              care practitioner or a
                                              multidisciplinary team under
                                              medical direction which
                                              describes the insured person's
                                              needs and specifies the type and
                                              frequency of qualified long-term
                                              care services required by the
                                              insured person; 3) proof that
                                              the "elimination period," as
                                              discussed below, has been
                                              satisfied; and 4) written notice
                                              of claim and proof of loss in a
                                              form satisfactory to us.

                                              NONFORFEITURE BENEFIT
                                              The first two paragraphs of the
                                              "Nonforfeiture Benefit"
                                              subsection are replaced in their
                                              entirety with the following:

                                              For a higher monthly charge, you
                                              can elect the Comprehensive
                                              Long-Term Care Rider with the
                                              Nonforfeiture Benefit. The
                                              Nonforfeiture Benefit may
                                              continue coverage under the
                                              rider in a reduced benefit
                                              amount in situations where (a)
                                              the Comprehensive Long-Term Care
                                              Rider would otherwise terminate;
                                              (b) you have not already
                                              received benefits (including any
                                              loan repayments) that equal or
                                              exceed the total charges
                                              deducted for the rider; and (c)
                                              your policy and Comprehensive
                                              Long-Term Care Rider were
                                              inforce for at least four policy
                                              years.

                                              While the Nonforfeiture Benefit
                                              is in effect, all of the
                                              provisions of the Comprehensive
                                              Long-Term Care Rider remain
                                              applicable to you. The maximum
                                              total Nonforfeiture Benefit will
                                              be the greater of:

                                              (a) Three month's maximum
                                              monthly benefit and
                                              (b) The sum of all charges
                                              deducted for the Comprehensive
                                              Long-Term Care Rider (with the
                                              Nonforfeiture Benefit). This
                                              amount excludes any charges that
                                              may have previously been waived
                                              while rider benefits were being
                                              paid.

                                              Also see "Long-Term Care
                                              Services/SM/ Rider" policy
                                              variations that may apply
                                              earlier in Appendix I.
-------------------------------------------------------------------------------

   APPENDIX II: STATES WHERE CERTAIN POLICY FEATURES AND/OR BENEFITS ARE NOT
                               AVAILABLE OR VARY

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
CONNECTICUT  Long Term Care Services/SM/ Rider In Connecticut, we refer to this rider as the "LONG-TERM CARE
                                               BENEFITS RIDER" (Rider Form No.
                                               R12-10CT (rev.9/13)).

             See "Long Term Care Services/SM/  THE FOLLOWING INFORMATION
             Rider" under "Other benefits you  REPLACES FIRST THREE PARAGRAPHS
             can add by rider" in "More        IN THIS SECTION:
             information about policy          The rider provides for the
             features and benefits"            acceleration of all or part of
                                               the policy death benefit as a
                                               payment of a portion of the
                                               policy's death benefit each
                                               month as a result of the insured
                                               person being a chronically ill
                                               individual who is receiving
                                               qualified long-term care
                                               services in accordance with a
                                               plan of care and who will
                                               require continuous care for the
                                               remainder of his or her life.
                                               Benefits accelerated under this
                                               rider will be treated as a lien
                                               against the policy death benefit
                                               unless benefits are being paid
                                               under the optional Nonforfeiture
                                               Benefit. While this rider is in
                                               force and before any
                                               continuation of coverage under
                                               the optional Nonforfeiture
                                               Benefit, if elected, policy face
                                               amount increases and death
                                               benefit option changes from
                                               Option A to Option B are not
                                               permitted.
                                               An individual qualifies as
                                               "chronically ill" if they have
                                               been certified by a licensed
                                               health care practitioner as
                                               being expected to require
                                               lifetime confinement in a
                                               long-term care facility or in
                                               the home due to injury or
                                               sickness; or requiring
                                               substantial supervision to
                                               protect such individual from
                                               threats to health and safety due
                                               to cognitive impairment.
                                               Benefits are payable once we
                                               receive: 1) a written
                                               certification from a U.S.
                                               licensed health care
                                               practitioner that the insured
                                               person is a chronically ill
                                               individual who is receiving
                                               qualified long-term care
                                               services in accordance with a
                                               plan of care and will require
                                               continuous care for the rest of
                                               his or her life; 2) proof that
                                               the "elimination period," as
                                               discussed below, has been
                                               satisfied; and 3) written notice
                                               of claim and proof of loss in a
                                               form satisfactory to us. In
                                               order to continue monthly
                                               benefit payments, we require
                                               recertification by a U.S.
                                               licensed health care
                                               practitioner every twelve months
                                               from the date of the initial or
                                               subsequent certification that
                                               the insured person is still a
                                               chronically ill individual
                                               receiving qualified long-term
                                               care services in accordance with
                                               a plan of care and will require
                                               continuous care for the
                                               remainder of his or her life.
                                               Otherwise, unless earlier
                                               terminated due to a change in
                                               status of the insured or payout
                                               of the maximum total benefit
                                               amount, benefit payments will
                                               terminate at the end of the
                                               twelve month period. This rider
                                               may not cover all of the costs
                                               associated with long-term care
                                               services during the insured
                                               person's period of coverage.
                                               For a more complete description
                                               of terms used in this section
                                               and conditions of this rider,
                                               please consult your rider policy
                                               form.
                                               The "Extension of Benefits"
                                               feature is not available.
                                               Also see "Long-Term Care
                                               Services/SM/ Rider" policy
                                               variations that may apply
                                               earlier in Appendix I.
--------------------------------------------------------------------------------

   APPENDIX II: STATES WHERE CERTAIN POLICY FEATURES AND/OR BENEFITS ARE NOT
                               AVAILABLE OR VARY

------------------------------------------------------------------------------
 STATE   FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
------------------------------------------------------------------------------
------------------------------------------------------------------------------
FLORIDA  Long Term Care Services/SM/ Rider In Florida, we refer to this
         See "Long Term Care Services      rider as the "Long Term Care
         Rider/SM/" in "Risk/benefit       Insurance Rider" (Rider Form No.
         summary: Charges and expenses     R12-10FL).
         you will pay"                     The monthly charge per $1,000 of
                                           the amount for which we are at
                                           risk is as follows:
                                           With the optional Nonforfeiture
                                           benefit:
                                              Highest: $1.19
                                              Lowest: $0.07
                                              Representative: $0.17
                                           Without the optional
                                           Nonforfeiture benefit:
                                              Highest: $1.19
                                              Lowest: $0.07
                                              Representative: $0.17
         See "Long Term Care Services/SM/  The following paragraph replaces
         Rider" under "Other benefits you  the second paragraph in this
         can add by rider" in "More        section in its entirety:
         information about policy          An individual qualifies as
         features and benefits"            "chronically ill" if they have
                                           been certified by a licensed
                                           health care practitioner as
                                           being unable to perform, without
                                           substantial assistance from
                                           another person, at least two
                                           activities of daily living for a
                                           period of at least 90 days due
                                           to a loss of functional
                                           capacity; or requiring
                                           substantial supervision for
                                           protection from threats to
                                           health and safety due to severe
                                           cognitive impairment.
                                           The following two sentences
                                           replace the final two sentences
                                           of the third paragraph of this
                                           section in their entirety:
                                           We also, at our own expense, may
                                           have the insured person examined
                                           as often as reasonably necessary
                                           while a claim is pending. This
                                           rider may not cover all of the
                                           costs associated with long-term
                                           care services which may be
                                           incurred by the buyer of this
                                           rider during the insured
                                           person's period of coverage.
                                           ELIMINATION PERIOD
                                           The "Elimination Period"
                                           subsection is replaced in its
                                           entirety with the following:
                                           .  Elimination Period. The
                                           Long-Term Care Insurance Rider
                                           has an elimination period that
                                           is the required period of time
                                           while the rider is in force that
                                           must elapse before any bene-fit
                                           is available to the insured
                                           person under this rider. The
                                           elimination period is 90 days,
                                           beginning on the first day of
                                           any qualified long-term care
                                           services that are provided to
                                           the insured person. Generally,
                                           benefits under this rider will
                                           not be paid until the
                                           elimination period is satisfied,
                                           and benefits will not be
                                           retroactively paid for the
                                           elimination period. The
                                           elimination period can be
                                           satisfied by any com-bination of
                                           days of a long-term care
                                           facility stay or days of home
                                           health care, and the days do not
                                           have to be con-tinuous. There is
                                           no requirement that the
                                           elimination period must be
                                           satisfied within a consecutive
                                           period of 24 months starting
                                           with the month in which such
                                           services are first pro-vided.
                                           The elimination period must be
                                           satisfied only once while this
                                           rider is in effect.
------------------------------------------------------------------------------

   APPENDIX II: STATES WHERE CERTAIN POLICY FEATURES AND/OR BENEFITS ARE NOT
                               AVAILABLE OR VARY

--------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS             AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------
FLORIDA      See "Long Term Care Services/SM/  PERIOD OF COVERAGE
(CONTINUED)  Rider" under "Other benefits you  The first paragraph of the
             can add by rider" in "More        "Period of coverage" subsection
             information about policy          is replaced in its entirety with
             features and benefits"            the following:
                                               .  PERIOD OF COVERAGE. The
                                               period of coverage is the period
                                               of time during which the insured
                                               receives services that are
                                               covered under the Long-Term Care
                                               Insurance Rider and for which
                                               benefits are payable. This
                                               begins on the first day covered
                                               services are received after the
                                               end of the elimination period. A
                                               period of coverage will end on
                                               the earliest of the following
                                               dates:
                                               1. the date we receive the
                                               notice of release which must be
                                               sent to us when the insured
                                               person is no longer receiving
                                               qualified long-term care
                                               services;
                                               2. the date we determine the
                                               insured person is no longer
                                               eligible to receive qualified
                                               long-term care services under
                                               this rider;
                                               3. the date you request that we
                                               terminate benefit payments under
                                               this rider;
                                               4. the date the accumulated
                                               benefit lien amount equals the
                                               maximum total benefit (or if
                                               your coverage is continued as a
                                               Nonforfeiture benefit, the date
                                               the maximum total Nonforfeiture
                                               Benefit has been paid out);
                                               5. the date you surrender the
                                               policy (except to the extent of
                                               any Nonforfeiture Benefit you
                                               may have under the rider);
                                               6. the date we make a payment
                                               under the living benefits rider
                                               (for terminal illness) if it
                                               occurs before coverage is
                                               continued as a Nonforfeiture
                                               Benefit; or
                                               7. the date of death of the
                                               insured person.
                                               PREEXISTING CONDITION
                                               No benefits will be provided
                                               under this rider during the
                                               first 180 days from the
                                               effective date of the policy for
                                               long-term care services received
                                               by the insured person due to a
                                               preexisting condition. However,
                                               each day of services received by
                                               the insured person for a
                                               preexisting condition during the
                                               first 180 days that this rider
                                               is in force will count toward
                                               satisfaction of the elimination
                                               period.
             See "Long Term Care Services/SM/  The following paragraph replaces
             Rider" under "Optional rider      the first paragraph in this
             charges" in "More information     section in its entirety:
             about certain policy charges"     .  LONG-TERM CARE INSURANCE
                                               RIDER. If you choose this rider
                                               without the Nonforfeiture
                                               Benefit, on a guaranteed basis,
                                               we may deduct between $0.07 and
                                               $1.19 per $1,000 of the amount
                                               for which we are at risk under
                                               the rider from your policy
                                               account value each month. If you
                                               choose this rider with the
                                               Nonforfeiture Benefit, on a
                                               guar-anteed basis, we may deduct
                                               between $0.07 and $1.19 per
                                               $1,000 of the amount for which
                                               we are at risk under the rider.
                                               We will deduct this charge until
                                               the insured reaches age 121
                                               while the rider is in effect,
                                               but not when rider benefits are
                                               being paid. The amount at risk
                                               under the rider depends on the
                                               death benefit option selected
                                               under the policy. For policies
                                               with death benefit Option A, the
                                               amount at risk for the rider is
                                               the lesser of (a) the current
                                               policy face amount, minus the
                                               policy account value (but not
                                               less than zero); and (b) the
                                               current long-term care specified
                                               amount. For policies with death
                                               benefit Option B, the amount at
                                               risk for the rider is the
                                               current long-term care specified
                                               amount. The current monthly
                                               charges for this rider may be
                                               lower than the maximum monthly
                                               charges.
--------------------------------------------------------------------------------

   APPENDIX II: STATES WHERE CERTAIN POLICY FEATURES AND/OR BENEFITS ARE NOT
                               AVAILABLE OR VARY

Appendix III: Calculating the alternate death benefit


--------------------------------------------------------------------------------

USING THE GUIDELINE PREMIUM TEST:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death and that there is no outstanding debt. We also assume that the owner selected the guideline premium test. Policy 1 shows what the death benefit would be for a policy with low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times the death benefit percentage. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $42,000 ($35,000 x 120%) and the alternate death benefit for Policy 2 is $102,000 ($85,000 x 120%). The basic death benefit under Option A is equal to the face amount on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($42,000) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit, since the alternate death benefit ($102,000) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $42,000) and Policy 2 (since $185,000 is greater than $102,000).

         --------------------------------------------------------------
                                                    POLICY 1  POLICY 2
         --------------------------------------------------------------
         Face Amount                                $100,000  $100,000
         Policy Account Value on the Date of Death  $ 35,000  $ 85,000
         Death Benefit Percentage                        120%      120%
         Death Benefit under Option A               $100,000  $102,000
         Death Benefit under Option B               $135,000  $185,000
         --------------------------------------------------------------

USING THE CASH VALUE ACCUMULATION TEST:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death, is a male preferred non-tobacco user, and that there is no outstanding debt. We also assume that the owner selected the cash value accumulation test. Policy 1 shows what the death benefit would be for a policy with a low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times a death benefit percentage which will be specified in your policy, and which varies based upon the insured's attained age, sex and risk class. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $64,995 ($35,000 x 185.7%) and the alternate death benefit for Policy 2 is $157,845 ($85,000 x 185.7%). The basic death benefit under Option A is equal to the face amount on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($64,995) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit, since the alternate death benefit ($157,845) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $64,995) and Policy 2 (since $185,000 is greater than $157,845).

         --------------------------------------------------------------
                                                    POLICY 1  POLICY 2
         --------------------------------------------------------------
         Face Amount                                $100,000  $100,000
         Policy Account Value on the Date of Death  $ 35,000  $ 85,000
         Death Benefit Percentage                      185.7%    185.7%
         Death Benefit under Option A               $100,000  $102,000
         Death Benefit under Option B               $135,000  $185,000
         --------------------------------------------------------------


                                     III-1



             APPENDIX III: CALCULATING THE ALTERNATE DEATH BENEFIT

Requesting more information

--------------------------------------------------------------------------------

                                                                      811-04234


The Statement of Additional Information ("SAI"), dated May 1, 2015, is incorporated into this prospectus by reference and is available upon request, free of charge, by calling our toll free number at 888-855-5100 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations by calling our toll free number at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.), or asking your financial professional.


You may visit the SEC's web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to MONY America Variable Account K and the policies. You can also review and copy information about MONY America Variable Account K, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04234
STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                             PAGE

Who is MONY Life Insurance Company of America?                2

Ways we pay policy proceeds                                   2

Distribution of the policies                                  2

Underwriting a policy                                         2

Insurance regulation that applies to MONY America             2

Custodian and independent registered public accounting firm   2

Financial Statements                                          2

Incentive Life Legacy(R)

An individual flexible premium variable life insurance policy issued by MONY Life Insurance Company of America ("MONY America") with variable investment options offered under MONY America Variable Account K.


PROSPECTUS DATED MAY 1, 2015


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING, OR TAKING ANY OTHER ACTION UNDER A POLICY. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. ALSO, YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

This prospectus describes the Incentive Life Legacy(R) policy, but is not itself a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

The policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.

WHAT IS INCENTIVE LIFE LEGACY(R)?

Incentive Life Legacy(R) provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:

VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

.. All Asset Moderate Growth-Alt 15
.. All Asset Growth-Alt 20
.. All Asset Aggressive-Alt 25

.. American Century VP Mid Cap Value
.. American Funds Insurance Series(R) Global Small Capitalization Fund /SM/ .. American Funds Insurance Series(R) New World Fund(R)

.. AXA Aggressive Allocation/(1)/
.. AXA Conservative Allocation/(1)/
.. AXA Conservative-Plus Allocation/(1)/
.. AXA Moderate Allocation/(1)/
.. AXA Moderate-Plus Allocation/(1)/
.. AXA 400 Managed Volatility
.. AXA 500 Managed Volatility
.. AXA 2000 Managed Volatility
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. AXA International Managed Volatility
.. AXA International Value Managed Volatility
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA Mid Cap Value Managed Volatility
.. Charter/SM/ Multi-Sector Bond
.. Charter/SM/ Small Cap Growth
.. Charter/SM/ Small Cap Value
.. AXA/AB Small Cap Growth/(2)/
.. AXA/Loomis Sayles Growth

.. EQ/BlackRock Basic Value Equity
.. EQ/Boston Advisors Equity Income
.. EQ/Calvert Socially Responsible
.. EQ/Capital Guardian Research
.. EQ/Common Stock Index
.. EQ/Core Bond Index
.. EQ/Equity 500 Index


.. EQ/GAMCO Mergers and Acquisitions
.. EQ/GAMCO Small Company Value
.. EQ/Global Bond PLUS
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/Invesco Comstock
.. EQ/JPMorgan Value Opportunities
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Value Index


.. EQ/MFS International Growth
.. EQ/Mid Cap Index
.. EQ/Money Market


.. EQ/Morgan Stanley Mid Cap Growth
.. EQ/PIMCO Ultra Short Bond
.. EQ/Quality Bond PLUS
.. EQ/Small Company Index
.. EQ/T. Rowe Price Growth Stock
.. EQ/UBS Growth and Income
.. EQ/Wells Fargo Omega Growth
.. Fidelity(R) VIP Contrafund(R)
.. Fidelity(R) VIP Growth & Income
.. Fidelity(R) VIP Mid Cap

.. Franklin Mutual Shares VIP
.. Franklin Rising Dividends VIP
.. Franklin Small Cap Value VIP
.. Franklin Strategic Income VIP

.. Goldman Sachs VIT Mid Cap Value
.. Invesco V.I. Global Real Estate
.. Invesco V.I. International Growth
.. Invesco V.I. Mid Cap Core Equity
.. Invesco V.I. Small Cap Equity
.. Ivy Funds VIP Energy
.. Ivy Funds VIP High Income
.. Ivy Funds VIP Mid Cap Growth
.. Ivy Funds VIP Science and Technology
.. Ivy Funds VIP Small Cap Growth
.. Lazard Retirement Emerging Markets Equity

VARIABLE INVESTMENT OPTIONS

--------------------------------------------------------------------------------
.. MFS(R) International Value

.. MFS(R) Investors Trust
.. MFS(R) Massachusetts Investors Growth Stock/(3)/
.. Multimanager Aggressive Equity
.. Multimanager Core Bond
.. Multimanager Mid Cap Growth
.. Multimanager Mid Cap Value
.. Multimanager Technology

.. PIMCO CommodityRealReturn(R) Strategy
.. PIMCO Real Return
.. PIMCO Total Return
.. T. Rowe Price Equity Income II

.. Target 2025 Allocation/(4)/
.. Target 2035 Allocation/(4)/
.. Target 2045 Allocation/(4)/
.. Target 2055 Allocation/(4)/
.. Templeton Developing Markets VIP
.. Templeton Global Bond VIP
.. Templeton Growth VIP

.. Van Eck VIP Global Hard Assets
--------------------------------------------------------------------------------

(1)Also referred to as an "AXA Allocation investment option" in this prospectus.
(2)This is the variable investment option's new name, effective on or about
   May 22, 2015, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.
(3)This new variable investment option is the "surviving option" in the planned merger of MFS(R) Investors Growth Stock Series (the "replaced option") which occurred earlier this year. The name of this new variable investment option will be reflected on MONY America's system on or about May 22, 2015. Please see "About the Portfolios of the Trusts" later in this prospectus regarding additional information about this new variable investment option.
(4)This variable investment option will be available on or about May 22, 2015, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus.


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the trusts (the "Trusts"), which are mutual funds. Please see "About the Portfolios of the Trusts" for more information about the Portfolios and the Trusts. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                               #790451/AA & ADL

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance,
(3) borrow or withdraw amounts you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER MONY AMERICA POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with Incentive Life Legacy(R) or another policy may not be to your advantage. You can contact us to find out more about any other MONY America insurance policy.

Contents of this Prospectus

--------------------------------------------------------------------------------




             ------------------------------------------------------
             1. RISK/BENEFIT SUMMARY: POLICY FEATURES,
               BENEFITS AND RISKS                                6
             ------------------------------------------------------
             How you can pay for and contribute to your policy   6
             The minimum amount of premiums you must pay         6
             You can guarantee that your policy will not
               terminate before a certain date                   7
             You can elect a "paid up" death benefit guarantee   7
             You can receive an accelerated death benefit
               under the Long Term Care Services/SM /Rider       8
             Investment options within your policy               8
             About your life insurance benefit                   9
             Alternative higher death benefit in certain cases   9
             You can increase or decrease your insurance
               coverage                                         10
             Accessing your money                               11
             Risks of investing in a policy                     11
             How the Incentive Life Legacy(R) variable life
               insurance policy is available                    11

             ------------------------------------------------------
             2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
               WILL PAY                                         12
             ------------------------------------------------------
             Tables of policy charges                           12
             How we allocate charges among your investment
               options                                          14
             Changes in charges                                 14

             ------------------------------------------------------
             3. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?  15
             ------------------------------------------------------
             How to reach us                                    16
             About our MONY America Variable Account K          16
             Your voting privileges                             17
             About the Trusts                                   17

             ------------------------------------------------------
             4. ABOUT THE PORTFOLIOS OF THE TRUSTS              18
             ------------------------------------------------------
             Portfolios of the Trusts                           19

             ------------------------------------------------------
             5. DETERMINING YOUR POLICY'S VALUE                 27
             ------------------------------------------------------
             Your policy account value                          27


-------------
''We,'' ''our,'' and ''us'' refer to MONY America. ''Financial professional'' means the registered representative of either AXA Advisors or an unaffiliated broker dealer which has entered into a selling agreement with AXA Distributors who is offering you this policy.
When we address the reader of this prospectus with words such as ''you'' and ''your,'' we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word ''owner'' therefore refers to all owners.

When we use the word ''state,'' we also mean any other local jurisdiction whose laws or regulations affect a policy.
This prospectus does not offer Incentive Life Legacy(R) anywhere such offers are not lawful. MONY America does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by MONY America.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             6. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT
               OPTIONS                                          28
             ------------------------------------------------------
             Transfers you can make                             28
             How to make transfers                              28
             Our automatic transfer service                     28
             Our asset rebalancing service                      29

             ------------------------------------------------------
             7. ACCESSING YOUR MONEY                            30
             ------------------------------------------------------
             Borrowing from your policy                         30
             Loan extension (for guideline premium test
               policies only)                                   31
             Making withdrawals from your policy                31
             Surrendering your policy for its net cash
               surrender value                                  32
             Your option to receive a terminal illness living
               benefit                                          32

             ------------------------------------------------------
             8. TAX INFORMATION                                 33
             ------------------------------------------------------
             Basic income tax treatment for you and your
               beneficiary                                      33
             Tax treatment of distributions to you (loans,
               partial withdrawals, and full surrender)         33
             Tax treatment of living benefits rider or Long
               Term Care Services/SM /Rider under a policy
               with the applicable rider                        34
             Business and employer owned policies               35
             Requirement that we diversify investments          35
             Estate, gift, and generation-skipping taxes        36
             Pension and profit-sharing plans                   36
             Split-dollar and other employee benefit programs   36
             ERISA                                              36
             3.8% Tax on Net Investment Income or "NII"         36
             Our taxes                                          37
             When we withhold taxes from distributions          37
             Possibility of future tax changes and other tax
               information                                      37

             ------------------------------------------------------
             9. MORE INFORMATION ABOUT POLICY FEATURES AND
               BENEFITS                                         39
             ------------------------------------------------------
             Guarantee premium test for no lapse guarantees     39
             Paid up death benefit guarantee                    39
             Other benefits you can add by rider                40
             Customer loyalty credit                            43
             Variations among Incentive Life Legacy(R) policies 44
             Your options for receiving policy proceeds         44
             Your right to cancel within a certain number of
               days                                             44

             ------------------------------------------------------
             10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES  45
             ------------------------------------------------------
             Deducting policy charges                           45
             Charges that the Trusts deduct                     48


    ------------------------------------------------------------------------
    11.MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY       49
    ------------------------------------------------------------------------
    Dates and prices at which policy events occur                        49
    Policy issuance                                                      49
    Ways to make premium and loan payments                               50
    Assigning your policy                                                50
    You can change your policy's insured person                          50
    Requirements for surrender requests                                  51
    Gender-neutral policies                                              51
    Future policy exchanges                                              51
    Broker transaction authority                                         51

    ------------------------------------------------------------------------
    12. MORE INFORMATION ABOUT OTHER MATTERS                             52
    ------------------------------------------------------------------------
    About our general account                                            52
    Transfers of your policy account value                               52
    Telephone and Internet requests                                      53
    Cybersecurity                                                        54
    Suicide and certain misstatements                                    54
    When we pay policy proceeds                                          54
    Changes we can make                                                  54
    Reports we will send you                                             55
    Distribution of the policies                                         55
    Legal proceedings                                                    57

    ------------------------------------------------------------------------
    13.FINANCIAL STATEMENTS OF MONY AMERICA VARIABLE ACCOUNT K AND
       MONY AMERICA                                                      58
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
    14. PERSONALIZED ILLUSTRATIONS                                       59
    ------------------------------------------------------------------------
    Illustrations of policy benefits                                     59

    ------------------------------------------------------------------------
    REQUESTING MORE INFORMATION                                          60
      Statement of Additional Information
      Table of contents                                                  60
    ------------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                       PAGE

                   account value                          27
                   actual premium fund value              39
                   Administrative Office                  16
                   age                                    50
                   Allocation Date                         8
                   alternative death benefit               9
                   amount at risk                         46
                   anniversary                            49
                   assign; assignment                     50
                   automatic transfer service             28
                   AXA Equitable                          17
                   AXA Financial, Inc.                    15
                   basis                                  33
                   beneficiary                            44
                   business day                           49
                   Cash Surrender Value                   30
                   Code                                   33
                   collateral                             30
                   cost of insurance charge               46
                   cost of insurance rates                46
                   customer loyalty credit                43
                   day                                    49
                   default                                 6
                   disruptive transfer activity           52
                   dollar cost averaging service          28
                   extended no lapse guarantee             7
                   face amount                             9
                   grace period                            7
                   guaranteed interest option              8
                   guarantee premium test                  7
                   Guaranteed Interest Account             9
                   Incentive Life Legacy(R)                1
                   initial premium                         8
                   insured person                      9, 47
                   Internet                               16
                   investment funds                        8
                   investment options                      8
                   Investment start date                   8
                   issue date                             50
                   lapse                                   6
                   loan extension                          7
                   loan, loan interest                    30
                   Long Term Care Services/SM /Rider       8
                   market timing                          52
                   modified endowment contract            33
                   Money Market Lock-in Period             8
                   month, year                            49
                   monthly deductions                     14
                   MONY Access Account                    44


                                                       PAGE

                   MONY America                           15
                   MONY America Variable Account K        16
                   net cash surrender value               32
                   no lapse guarantee premium fund
                     value                                39
                   no lapse guarantee                      7
                   Option A, B                             9
                   our                                     3
                   owner                                   3
                   paid up                                33
                   paid up death benefit guarantee         7
                   partial withdrawal                     31
                   payments                            49,50
                   planned periodic premium                6
                   policy                                  1
                   Portfolio                               1
                   premium payments                        6
                   prospectus                              1
                   rebalancing                            29
                   receive                                49
                   restored, restoration                   7
                   riders                                  6
                   SEC                                     1
                   state                                   3
                   subaccount                             16
                   surrender                              32
                   surrender charge                    12,45
                   target premium                         55
                   transfers                              28
                   Trusts                                  1
                   units                                  27
                   unit values                            48
                   us                                      3
                   variable investment options             1
                   we                                      3
                   withdrawals                            31
                   you, your                               3

                       AN INDEX OF KEY WORDS AND PHRASES

1. Risk/benefit summary: Policy features, benefits and risks

--------------------------------------------------------------------------------

Incentive Life Legacy(R) is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life Legacy(R) policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life Legacy(R) policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life Legacy(R) policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

--------------------------------------------------------------------------------
YOU CAN GENERALLY PAY PREMIUMS AT SUCH TIMES AND IN SUCH AMOUNTS AS YOU LIKE BEFORE THE POLICY ANNIVERSARY NEAREST TO THE INSURED'S 100TH BIRTHDAY, SO LONG AS YOU DON'T EXCEED CERTAIN LIMITS DETERMINED BY THE FEDERAL INCOME TAX LAWS APPLICABLE TO LIFE INSURANCE.
--------------------------------------------------------------------------------

YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON PREMIUM PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under "Determining your policy's value," later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS value" is not enough to pay your policy's monthly charges when due unless:

..   you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see "You can guarantee that your policy will not terminate before a certain date" below);

..   you are receiving monthly benefit payments under the Long Term Care
    Services/SM/ Rider (see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus);

..   you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value (see "You can elect a "paid up" death benefit guarantee" below); or

..   your policy has an outstanding loan that would qualify for "loan extension."

("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges, policy loans or lien and accrued loan or lien interest, to the beneficiary you have named.

--------------------------------------------------------------------------------
YOUR POLICY WILL TERMINATE IF YOU DON'T PAY ENOUGH PREMIUMS (I) TO PAY THE CHARGES WE DEDUCT, OR (II) TO MAINTAIN ONE OF THE NO LAPSE GUARANTEES THAT CAN KEEP YOUR POLICY FROM TERMINATING. HOWEVER, WE WILL FIRST SEND YOU A NOTICE AND GIVE YOU THE OPPORTUNITY TO PAY ANY SHORTFALL.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. Any no lapse guarantee will not be restored after the policy terminates.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

NO LAPSE GUARANTEE. You can generally guarantee that your policy will not terminate for a number of years (the "guarantee period") by paying at least certain specified amounts of premiums (the "guarantee premiums"). We call this our "No Lapse Guarantee." The length of your policy's guarantee period will range from 5 to 10 years, depending on the insured's age when we issue the policy. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.

During the guarantee period, however, the No Lapse Guarantee applies only if:

..   You have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no lapse guarantees" under "More information about policy benefits" later in this prospectus);

..   Your policy's death benefit option has always been Option A; and

..   Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if:

..   the guarantee period expires; or

..   you change your death benefit option to Option B.

Extended No Lapse Guarantee Rider. An optional rider may be added to the policy that provides a longer guarantee period than described above. Subject to limitations, you can choose the number of years that you would like to have this benefit.

The monthly cost of this rider varies by the individual characteristics of the insured, the face amount of the policy and the benefit period you select. A change in the face amount of the policy, however, may affect the cost of this rider. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see "Optional benefits you can add by rider" under "More information about policy features and benefits."

--------------------------------------------------------------------------------
IF YOU PAY AT LEAST CERTAIN PRESCRIBED AMOUNTS OF PREMIUMS, YOUR POLICY'S DEATH BENEFIT OPTION HAS ALWAYS BEEN OPTION A AND ANY OUTSTANDING POLICY LOAN AND ACCRUED LOAN INTEREST DO NOT EXCEED THE POLICY ACCOUNT VALUE, YOUR POLICY WILL NOT LAPSE FOR A NUMBER OF YEARS, EVEN IF THE VALUE IN YOUR POLICY BECOMES INSUFFICIENT TO PAY THE MONTHLY CHARGES.
--------------------------------------------------------------------------------

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

Provided certain requirements are met and subject to our approval, you may elect to take advantage of our "paid up" death benefit

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS guarantee at any time after the fourth year of your policy if the insured's attained age is 99 or less provided certain requirements are met. If you elect the paid up death benefit guarantee, we may reduce your base policy's face amount. Thereafter, your policy will not lapse so long as the paid up death benefit guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guaranteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time. Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long Term Care Services/SM/ Rider (described below) at any time.

The guarantee will terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.

YOU CAN RECEIVE AN ACCELERATED DEATH BENEFIT UNDER THE LONG TERM CARE SERVICES/SM/ RIDER

In states where approved, you may have added an optional rider to your policy at issue that provides an acceleration of the policy's death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualifying long-term care services. This is our Long Term Care Services/SM/ Rider. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select. You can terminate this rider after your first policy year. For more information about this rider, see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the "Investment Start Date"). Before this date, your initial premium will be held in a non-interest bearing account. See "Policy issuance" in "More information about procedures that apply to your policy" later in this prospectus.

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the later of the Investment Start Date and the issue date for twenty calendar days (the "Money Market Lock-in Period"). On the first business day following the Money Market Lock-in Period, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

--------------------------------------------------------------------------------
YOU CAN CHOOSE AMONG VARIABLE INVESTMENT OPTIONS.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios of the Trusts."


You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. To obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.). We may add or delete variable investment options or Portfolios at any time.


If you elected the extended no lapse guarantee rider or exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the AXA Allocation investment options, or those investment options we are then making available under the rider (see "Other benefits you can add by rider" under "More information about policy features and benefits").

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

If you elect the paid up death benefit guarantee or the extended no lapse guarantee rider, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option. For more information on these restrictions, see "Paid up death benefit guarantee" and "extended no lapse guarantee rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
WE WILL PAY AT LEAST 2% ANNUAL INTEREST ON OUR GUARANTEED INTEREST OPTION.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life Legacy(R) policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the minimum amount of coverage you can request.

--------------------------------------------------------------------------------
IF THE INSURED PERSON DIES, WE PAY A LIFE INSURANCE BENEFIT TO THE
"BENEFICIARY" YOU HAVE NAMED. (SEE "YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS" UNDER "MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS" LATER IN THIS PROSPECTUS.) THE AMOUNT WE PAY DEPENDS ON WHETHER YOU HAVE CHOSEN DEATH BENEFIT OPTION A OR DEATH BENEFIT OPTION B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

..   Option A -- THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

..   Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk. If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated.

In order to take advantage of the no lapse guarantee and the extended no lapse guarantee, you must have always had Option A since the policy issue date.

ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person's date of death by a percentage specified in your policy. Representative percentages are as follows:

--------------------------------------------------------------------------------
IF THE ACCOUNT VALUE IN YOUR POLICY IS HIGH ENOUGH, RELATIVE TO THE FACE
AMOUNT, THE LIFE INSURANCE BENEFIT WILL AUTOMATICALLY BE GREATER THAN THE
OPTION A OR OPTION B DEATH BENEFIT YOU HAVE SELECTED.
--------------------------------------------------------------------------------

-----------------------------------------------
AGE:*  40 AND UNDER  45   50   55    60     65
-----------------------------------------------
 %:       250%      215% 185% 150%  130%   120%
-----------------------------------------------
AGE:    70   75-90   91   92   93  94-OVER
-----------------------------------------------
 %:    115%  105%   104% 103% 102%  101%
-----------------------------------------------

*  For the then-current policy year.

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy's cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured's age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner's Standard Ordinary Mortality Tables.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" later in this prospectus. Under the Long Term Care Services/SM/ Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit. Please see "Long Term Care Services/SM/ Rider" later in this prospectus.

DEATH BENEFIT IF YOUR POLICY IS ON LOAN EXTENSION. Your policy offers an additional feature against policy termination due to an outstanding loan, called "loan extension." Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see "Borrowing from your policy" under "Accessing your money."

--------------------------------------------------------------------------------
YOU CAN REQUEST A CHANGE IN YOUR DEATH BENEFIT OPTION FROM OPTION B ANY TIME AFTER THE SECOND YEAR OF THE POLICY AND BEFORE THE POLICY ANNIVERSARY NEAREST
TO THE INSURED'S 100TH BIRTHDAY; HOWEVER, CHANGES TO OPTION B ARE NOT PERMITTED BEYOND THE POLICY YEAR IN WHICH THE INSURED PERSON REACHES AGE 80.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is NOT higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy's face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches age 80, (b) if the paid up death benefit guarantee is in effect, or (c) your policy is on loan extension. Also, a change to Option A must be made before the insured person reaches age 100.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not change the death benefit option under the policy while the Long Term Care Services/SM/ Rider is in effect. Please refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy's face amount any time after the second year of your policy but before the policy year in which the insured person reaches age 100. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount of your policy.

We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy; (ii) the paid up death benefit guarantee is in effect; or
(iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached age 81 (or age 71 if the extended no lapse guarantee rider is in effect); or (ii) while the Long Term Care Services/SM/ Rider is in effect. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long Term Care Services/SM/ Rider.

Certain policy changes, including increases and decreases in your insurance coverage may also affect the guarantee premiums under the policy and any applicable monthly charge for the extended no lapse guarantee rider.

The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same or better underwriting classification. An additional 15-year surrender charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, the increase will be declined. See "Risk/benefit summary: Charges and expenses you will pay."

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.

ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans and accrued loan interest you have outstanding. The cash surrender value available for loans is also reduced on a pro rata basis for the portion of policy face amount accelerated to date but not by more than the accumulated benefit lien amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the insured's 100th birthday. Partial withdrawals are not permitted if you have elected the paid up death benefit guarantee, your policy is on loan extension, or you are receiving monthly benefit payments under the Long Term Care Services/SM/ Rider. See "Making withdrawals from your policy" later in this prospectus for more information.

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.

RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

..   If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

..   If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any guarantees against termination, paid-up death benefit guarantee or loan extension feature you may have, you could have to pay more premiums to keep your policy from terminating.

..   If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision and any loan extension endorsement you may have.

..   We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in the next chapter in "Tables of policy charges" under "Risk/benefit summary: Charges and expenses you will pay."

..   You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

..   Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.

HOW THE INCENTIVE LIFE LEGACY(R) VARIABLE LIFE INSURANCE POLICY IS AVAILABLE

Incentive Life Legacy(R) was primarily intended for individuals, businesses and trusts. However, we do not place limitations on its use. Please see "Tax Information" later in this prospectus for more information. Incentive Life Legacy(R) is available for issue ages 0-85.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

2. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. The current charges may be lower than the guaranteed maximum for certain charges. Since the charges described in the table below vary based on individual characteristics of the insured, these charges may not be representative of the charge that you will pay. In particular, the initial amount of surrender charge depends on each policy's specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."

---------------------------------------------------------------------------------------------------------------------------
 TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------------------
 CHARGE                               WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------
PREMIUM CHARGE                        From each premium               As a percentage of premiums: 12%

SURRENDER (TURNING IN) OF YOUR        Upon surrender                  Initial surrender charge per $1,000 of initial base
POLICY DURING ITS FIRST 15 YEARS OR                                   policy face amount or per $1,000 of requested base
THE FIRST 15 YEARS AFTER YOU HAVE                                     policy face amount increase:/(2)/
REQUESTED AN INCREASE IN YOUR                                         Highest: $47.92
POLICY'S FACE AMOUNT/(1)/                                             Lowest: $10.38
                                                                      Representative: $17.32/(3)/

REQUEST A DECREASE IN YOUR POLICY'S   Effective date of the decrease  A pro rata portion of the charge that would apply to
FACE AMOUNT                                                           a full surrender at the time of the decrease.

TRANSFERS AMONG INVESTMENT OPTIONS    Upon transfer                   $25 per transfer./(4)/

ADDING A LIVING BENEFITS RIDER        At the time of the transaction  $100 (if elected after policy issue)

EXERCISE OF OPTION TO RECEIVE A       At the time of the transaction  $250
"LIVING BENEFIT"

SPECIAL SERVICES CHARGES
..  Wire transfer charge/(5)/          At the time of the transaction  Current and Maximum Charge: $90
..  Express mail charge/(5)/           At the time of the transaction  Current and Maximum Charge: $35
..  Policy illustration charge/(6)/    At the time of the transaction  Current and Maximum Charge: $25
..  Duplicate policy charge/(6)/       At the time of the transaction  Current and Maximum Charge: $35
..  Policy history charge/(6)(7)/      At the time of the transaction  Current and Maximum Charge: $50
..  Charge for returned payments/(6)/  At the time of the transaction  Current and Maximum Charge: $25
---------------------------------------------------------------------------------------------------------------------------
This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfo-lio fees and expenses.

-----------------------------------------------------------------------------------------------------------------
 PERIODIC CHARGES OTHER THAN
 UNDERLYING TRUST PORTFOLIO OPERATING
 EXPENSES
-----------------------------------------------------------------------------------------------------------------
 CHARGE                               WHEN CHARGE IS DEDUCTED  AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(8)(9)/      Monthly                  As a charge per $1,000 of the amount for which we
                                                               are at risk:/(10)/
                                                               Highest: $83.34
                                                               Lowest: $0.02
                                                               Representative: $0.09/(11)/
-----------------------------------------------------------------------------------------------------------------

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

--------------------------------------------------------------------------
 PERIODIC CHARGES OTHER THAN
 UNDERLYING TRUST PORTFOLIO
 OPERATING EXPENSES
--------------------------------------------------------------------------
 CHARGE                        WHEN CHARGE IS DEDUCTED  AMOUNT DEDUCTED
--------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK     Monthly               Annual % of your value
CHARGE                                               in our variable
                                        Policy Year  investment options
                                        1-10         1.75%
                                        11+          0.50%

ADMINISTRATIVE CHARGE/(5)/     Monthly  Policy Year  Amount Deducted
                                        1            $20
                                        2+           $15

LOAN INTEREST SPREAD/(12)/               On each policy anniversary (or on  1% of loan amount.
                                         loan termination, if earlier)

OPTIONAL RIDER CHARGES                   While the rider is in effect

CHILDREN'S TERM INSURANCE                Monthly                            Charge per $1,000 of rider benefit amount:

                                                                            $0.50

DISABILITY DEDUCTION WAIVER              Monthly                            Percentage of all other monthly charges:

                                                                            Highest: 132%
                                                                            Lowest: 7%
                                                                            Representative: 12%/(11)/

OPTION TO PURCHASE ADDITIONAL INSURANCE  Monthly                            Charge per $1,000 of rider benefit amount:
                                                                            Highest: $0.17
                                                                            Lowest: $0.04
                                                                            Representative: $0.16/(13)/

EXTENDED NO LAPSE GUARANTEE/(5)/         Monthly                            Charge per $1,000 of the initial base policy face
                                                                            amount, and per $1,000 of any requested base policy
                                                                            face amount increase that exceeds the highest pre-
                                                                            vious face amount:

FOR RIDER COVERAGE TO AGE 100                                               Highest: $0.08
                                                                            Lowest: $0.02
                                                                            Representative: $0.03/(3)/

LONG TERM CARE SERVICES/SM/ RIDER/(5)/   Monthly                            Charge per $1,000 of the amount for which we are
                                                                            at risk:/(14)/
                                                                            Highest: $1.18
                                                                            Lowest: $0.08
                                                                            Representative: $0.22/(13)/
--------------------------------------------------------------------------------------------------------------------------------

(1)The surrender charge attributable to an increase in your policy's face amount is in addition to any remaining surrender charge attributable to the policy's initial face amount.
(2)The initial amount of surrender charge depends on each policy's specific characteristics.
(3)This representative amount is the rate we guarantee for a representative insured male age 35 at issue or at the time of a requested face amount increase, in the preferred non-tobacco user risk class.
(4)No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.
(5)Unless you specify otherwise, this charge will be deducted from the amount you request.
(6)The charge for this service must be paid using funds outside of your policy. Please see "Deducting policy charges" under "More information about certain policy charges" for more information.
(7)The charge for this service may be less depending on the policy history you request. Please see "Deducting policy charges" under "More information about certain policy charges" for more information.
(8)Not applicable after the insured person reaches age 100.
(9)Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.
(10)Our amount "at risk" under your policy is the difference between the amount of death benefit and the policy account value as of the deduction date.
(11)This representative amount is the rate we guarantee in the first policy year for a representative insured male age 35 at issue in the preferred non-tobacco user risk class.
(12)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
(13)This representative amount is the rate we guarantee for a representative insured male age 35 at issue in the preferred non-tobacco user risk class.
(14)Our amount "at risk" for this rider is the long-term care specified amount minus your policy account value, but not less than zero.

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.


---------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
 NET ASSETS
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2014
(expenses that are deducted from Portfolio assets including
management fees, 12b-1 fees,service fees and/or other        Lowest Highest
expenses)/(1)/                                               0.62%  2.98%
---------------------------------------------------------------------------


(1)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2014, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2016 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2016. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.



-----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2014 after the effect of Expense Limitation Arrangements/(/*/)/  Lowest Highest
                                                                                                               0.62%  1.61%
-----------------------------------------------------------------------------------------------------------------------------


(*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Templeton Developing Markets VIP Fund.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policy owners of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

3. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------



We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. MONY Life Insurance Company of America is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, AXA exercises significant influence over the operations and capital structure of the Company. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies. The Company is solely responsible for paying all amounts owed to you under your policy.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $577.7 billion in assets as of December 31, 2014. MONY America is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, and Puerto Rico, and the U.S. Virgin Islands. Our main administrative office is located at 525 Washington Boulevard, Jersey City, NJ 07310.

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.
--------------------------------------------------------------------------------
 BY MAIL:

AT THE POST OFFICE BOX FOR OUR ADMINISTRATIVE OFFICE:


  MONY America -- AXA Life Operations Center

  P.O. Box 1047
  Charlotte, North Carolina 28201-1047
--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:

AT THE STREET ADDRESS FOR OUR ADMINISTRATIVE OFFICE:


  MONY America -- AXA Life Operations Center

  8501 IBM Drive, Suite 150
  Charlotte, North Carolina 28262-4333
  1-704-341-7000 (for express delivery purposes only)
--------------------------------------------------------------------------------

 BY PHONE:

Policy information, basic transactions, forms and statements are available 24 hours a day -- 7 days a week through AXA Equitable's Interactive Telephone Service.

AXA Equitable's Interactive Telephone Service provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time:
1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.).

--------------------------------------------------------------------------------
 BY E-MAIL:

  life-service@axa.us.com
--------------------------------------------------------------------------------
 BY FAX:

  1-855-268-6378
--------------------------------------------------------------------------------
 BY INTERNET:

You may register for online account access at www.axa.com or us.axa.com for those outside the U.S. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1)request for our automatic transfer service (our dollar cost averaging service);

(2)request for our asset rebalancing service;


(3)transfers among investment options (if submitted by e-mail);

(4)designation of new policy owner(s); and

(5)designation of new beneficiary(ies).


OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)policy surrenders;

(b)transfers among investment options (not submitted by e-mail);

(c)changes in allocation percentages for premiums and deductions; and

(d)electing the paid up death benefit guarantee.

You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone and assisted service,
(2) over the Internet, through axa.com or us.axa.com for those outside the U.S., or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

ABOUT OUR MONY AMERICA VARIABLE ACCOUNT K

Each variable investment option is a part (or "subaccount") of our MONY America Variable Account K. We established MONY America Variable Account K under Arizona Insurance Law in 2013. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in MONY America Variable Account K and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from MONY America Variable Account K that represent our investments in MONY America Variable

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

Account K or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against MONY America Variable Account K reflect its own investment experience and not the investment experience of MONY America's other assets.

MONY America Variable Account K is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise MONY America or MONY America Variable Account K. Although MONY America Variable Account K is registered, the SEC does not monitor the activity of MONY America Variable Account K on a daily basis. MONY America is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of MONY America Variable Account K available under Incentive Life Legacy(R) invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. MONY America Variable Account K immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to MONY America variable accounts in connection with MONY America's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with MONY America. EQ Advisors Trust and AXA Premier VIP Trust also sell their shares to the trustee of a qualified plan for AXA Equitable, an affiliate of MONY America. We currently do not foresee any disadvantages to our policy owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policy owners, we will see to it that appropriate action is taken to do so.

YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our MONY America Variable Account K (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policy owners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICY OWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policy owners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in MONY America Variable Account K in the same proportion as the instructions we receive from holders of Incentive Life Legacy(R) and other policies that MONY America Variable Account K supports.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

                WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

4. About the Portfolios of the Trusts

--------------------------------------------------------------------------------


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG, a wholly owned subsidiary of AXA Equitable, receives management fees and administrative fees in connection with the services it provides to the Portfolios. As such, it may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.


The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in other Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark)" under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy or, in the case of the AXA Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.


Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

PORTFOLIOS OF THE TRUSTS


-----------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST
 CLASS B                                                       INVESTMENT MANAGER
 SHARES PORTFOLIO                                              (OR SUB-ADVISER(S), AS         VOLATILITY
 NAME                OBJECTIVE                                 APPLICABLE)                    MANAGEMENT
-----------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks to achieve long-term capital        .   AXA Equitable Funds        (check mark)
  ALLOCATION         appreciation.                                 Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks to achieve a high level of current  .   AXA Equitable Funds        (check mark)
  ALLOCATION         income.                                       Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA                  Seeks to achieve current income and       .   AXA Equitable Funds        (check mark)
  CONSERVATIVE-PLUS  growth of capital, with a greater             Management Group, LLC
  ALLOCATION         emphasis on current income.
-----------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks to achieve long-term capital        .   AXA Equitable Funds        (check mark)
  ALLOCATION         appreciation and current income.              Management Group, LLC
-----------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks to achieve long-term capital        .   AXA Equitable Funds        (check mark)
  ALLOCATION         appreciation and current income, with a       Management Group, LLC
                     greater emphasis on capital
                     appreciation.
-----------------------------------------------------------------------------------------------------------
CHARTER/SM/          Seeks to achieve high total return        .   AXA Equitable Funds
  MULTI-SECTOR BOND  through a combination of current              Management Group, LLC
                     income and capital appreciation.
-----------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL    Seeks to achieve long-term growth of      .   AXA Equitable Funds
  CAP GROWTH         capital.                                      Management Group, LLC
-----------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL    Seeks to achieve long-term growth of      .   AXA Equitable Funds
  CAP VALUE          capital.                                      Management Group, LLC
-----------------------------------------------------------------------------------------------------------
TARGET 2025          Seeks the highest total return over time  .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total          Management Group, LLC
                     return includes capital growth and
                     income.
-----------------------------------------------------------------------------------------------------------
TARGET 2035          Seeks the highest total return over time  .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total          Management Group, LLC
                     return includes capital growth and
                     income.
-----------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST
 CLASS B                                                       INVESTMENT MANAGER
 SHARES PORTFOLIO                                              (OR SUB-ADVISER(S), AS         VOLATILITY
 NAME                OBJECTIVE                                 APPLICABLE)                    MANAGEMENT
---------------------------------------------------------------------------------------------------------
TARGET 2045          Seeks the highest total return over time  .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total          Management Group, LLC
                     return includes capital growth and
                     income.
---------------------------------------------------------------------------------------------------------
TARGET 2055          Seeks the highest total return over time  .   AXA Equitable Funds
  ALLOCATION/(1)/    consistent with its asset mix. Total          Management Group, LLC
                     return includes capital growth and
                     income.
---------------------------------------------------------------------------------------------------------




 EQ ADVISORS TRUST
 CLASS IB
 SHARES PORTFOLIO                                              INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                 SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-----------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation      .   AXA Equitable Funds
  MODERATE GROWTH -  and current income, with a greater            Management Group, LLC
  ALT 15             emphasis on current income.
-----------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -   Seeks long-term capital appreciation      .   AXA Equitable Funds
  ALT 20             and current income.                           Management Group, LLC
-----------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation      .   AXA Equitable Funds
  AGGRESSIVE - ALT   and current income, with a greater            Management Group, LLC
  25                 emphasis on capital appreciation.
-----------------------------------------------------------------------------------------------------------
AXA 400 MANAGED      Seeks to achieve long-term growth of      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         capital with an emphasis on risk-         .   AXA Equitable Funds
                     adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                         .   BlackRock Investment
                                                                   Management, LLC
-----------------------------------------------------------------------------------------------------------
AXA 500 MANAGED      Seeks to achieve long-term growth of      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         capital with an emphasis on risk-         .   AXA Equitable Funds
                     adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                         .   BlackRock Investment
                                                                   Management, LLC
-----------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED     Seeks to achieve long-term growth of      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY         capital with an emphasis on risk-         .   AXA Equitable Funds
                     adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                         .   BlackRock Investment
                                                                   Management, LLC
-----------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY    Seeks to achieve long-term capital        .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY appreciation with an emphasis on risk-        Management Group, LLC
                     adjusted returns and managing volatility  .   BlackRock Investment
                     in the Portfolio.                             Management, LLC
                                                               .   Morgan Stanley Investment
                                                                   Management Inc.
                                                               .   OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of      .   AXA Equitable Funds        (check mark)
  CORE MANAGED       capital with an emphasis on risk-             Management Group, LLC
  VOLATILITY         adjusted returns and managing volatility  .   BlackRock Investment
                     in the Portfolio.                             Management, LLC
                                                               .   EARNEST Partners, LLC
                                                               .   Massachusetts Financial
                                                                   Services Company d/b/a
                                                                   MFS Investment Management
                                                               .   Hirayama Investments, LLC
                                                               .   WHV Investments
-----------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB
 SHARES PORTFOLIO                                               INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                  SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of       .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY capital with an emphasis on risk-          .   AXA Equitable Funds
                     adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                          .   BlackRock Investment
                                                                    Management, LLC
------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to provide current income and        .   AXA Equitable Funds        (check mark)
  VALUE MANAGED      long-term growth of income,                    Management Group, LLC
  VOLATILITY         accompanied by growth of capital with      .   BlackRock Investment
                     an emphasis on risk-adjusted returns           Management, LLC
                     and managing volatility in the Portfolio.  .   Northern Cross, LLC
------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE   Seeks to achieve long-term growth of       .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY capital with an emphasis on risk-              Management Group, LLC
                     adjusted returns and managing volatility   .   BlackRock Investment
                     in the Portfolio.                              Management, LLC
                                                                .   Capital Guardian Trust
                                                                    Company
                                                                .   Institutional Capital LLC
                                                                .   Thornburg Investment
                                                                    Management, Inc.
------------------------------------------------------------------------------------------------------------
AXA LARGE CAP        Seeks to provide long-term capital         .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED     growth with an emphasis on risk-               Management Group, LLC
  VOLATILITY         adjusted returns and managing volatility   .   BlackRock Investment
                     in the Portfolio.                              Management, LLC
                                                                .   Marsico Capital
                                                                    Management, LLC
                                                                .   T. Rowe Price Associates,
                                                                    Inc.
                                                                .   Wells Capital Management,
                                                                    Inc.
------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE  Seeks to achieve long-term growth of       .   AllianceBernstein L.P.     (check mark)
  MANAGED VOLATILITY capital with an emphasis on risk-          .   AXA Equitable Funds
                     adjusted returns and managing volatility       Management Group, LLC
                     in the Portfolio.                          .   BlackRock Investment
                                                                    Management, LLC
                                                                .   Massachusetts Financial
                                                                    Services Company d/b/a
                                                                    MFS Investment Management
------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE    Seeks to achieve long-term capital         .   AXA Equitable Funds        (check mark)
  MANAGED VOLATILITY appreciation with an emphasis on risk-         Management Group, LLC
                     adjusted returns and managing volatility   .   BlackRock Investment
                     in the Portfolio.                              Management, LLC
                                                                .   Diamond Hill Capital
                                                                    Management, Inc.
                                                                .   Wellington Management
                                                                    Company, LLP
------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP     Seeks to achieve long-term growth of       .   AllianceBernstein L.P.
  GROWTH/(2)/        capital.
------------------------------------------------------------------------------------------------------------
AXA/LOOMIS SAYLES    Seeks to achieve capital appreciation.     .   Loomis, Sayles & Company,
  GROWTH                                                            L.P.
------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC   Seeks to achieve capital appreciation      .   BlackRock Investment
  VALUE EQUITY       and secondarily, income.                       Management, LLC
------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS   Seeks a combination of growth and          .   Boston Advisors, LLC
  EQUITY INCOME      income to achieve an above-average
                     and consistent total return.
------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-----------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB
 SHARES PORTFOLIO                                                INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                   SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-----------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY  Seeks to achieve long-term capital          .   Calvert Investment
  RESPONSIBLE        appreciation.                                   Management Inc.
-----------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN  Seeks to achieve long-term growth of        .   Capital Guardian Trust
  RESEARCH           capital.                                        Company
-----------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before      .   AllianceBernstein L.P.
  INDEX              expenses that approximates the total
                     return performance of the Russell 3000(R)
                     Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the Russell 3000(R) Index.
-----------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before      .   SSgA Funds Management,
                     expenses that approximates the total            Inc.
                     return performance of the Barclays
                     Capital Intermediate U.S. Government/
                     Credit Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the Barclays Capital Intermediate
                     U.S. Government/Credit Index.
-----------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before      .   AllianceBernstein L.P.
                     expenses that approximates the total
                     return performance of the Standard &
                     Poor's 500 Composite Stock Price Index,
                     including reinvestment of dividends, at a
                     risk level consistent with that of the
                     Standard & Poor's 500 Composite Stock
                     Price Index.
-----------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS     Seeks to achieve capital appreciation.      .   GAMCO Asset Management,
  AND ACQUISITIONS                                                   Inc.
-----------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL       Seeks to maximize capital appreciation.     .   GAMCO Asset Management,
  COMPANY VALUE                                                      Inc.
-----------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS  Seeks to achieve capital growth and         .   AXA Equitable Funds
                     current income.                                 Management Group, LLC
                                                                 .   BlackRock Investment
                                                                     Management, LLC
                                                                 .   First International
                                                                     Advisors, LLC
                                                                 .   Wells Capital Management,
                                                                     Inc.
-----------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before     .   AllianceBernstein L.P.
  EQUITY INDEX       expenses) that approximates the total
                     return performance of a composite
                     index comprised of 40% DJ EURO
                     STOXX 50 Index, 25% FTSE 100 Index,
                     25% TOPIX Index, and 10% S&P/ASX
                     200 Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the composite index.
-----------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before      .   AXA Equitable Funds
  GOVERNMENT BOND    expenses that approximates the total            Management Group, LLC
                     return performance of the Barclays          .   SSgA Funds Management,
                     Intermediate U.S. Government Bond               Inc.
                     Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the Barclays Intermediate U.S.
                     Government Bond Index.
-----------------------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK  Seeks to achieve capital growth and         .   Invesco Advisers, Inc.
                     income.
-----------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-----------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB
 SHARES PORTFOLIO                                                INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                   SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-----------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital          .   J.P. Morgan Investment
  OPPORTUNITIES      appreciation.                                   Management Inc.
-----------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before      .   AllianceBernstein L.P.
  INDEX              expenses that approximates the total
                     return performance of the Russell 1000(R)
                     Growth Index, including reinvestment of
                     dividends at a risk level consistent with
                     that of the Russell 1000(R) Growth Index.
-----------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before      .   SSgA Funds Management,
  INDEX              expenses that approximates the total            Inc.
                     return performance of the Russell 1000(R)
                     Value Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the Russell 1000(R) Value Index.
-----------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.      .   Massachusetts Financial
  INTERNATIONAL                                                      Services Company d/b/a
  GROWTH                                                             MFS Investment Management
-----------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before      .   SSgA Funds Management,
                     expenses that approximates the total            Inc.
                     return performance of the Standard &
                     Poor's Mid Cap 400(R) Index, including
                     reinvestment of dividends, at a risk level
                     consistent with that of the Standard &
                     Poor's Mid Cap 400(R) Index.
-----------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current     .   The Dreyfus Corporation
                     income, preserve its assets and maintain
                     liquidity.
-----------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.            .   Morgan Stanley Investment
  MID CAP GROWTH                                                     Management Inc.
-----------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA       Seeks to generate a return in excess of     .   Pacific Investment
  SHORT BOND         traditional money market products while         Management Company LLC
                     maintaining an emphasis on
                     preservation of capital and liquidity.
-----------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income        .   AllianceBernstein L.P.
                     consistent with moderate risk to capital.   .   AXA Equitable Funds
                                                                     Management Group, LLC
                                                                 .   Pacific Investment
                                                                     Management Company LLC
-----------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible   .   AllianceBernstein L.P.
  INDEX              (before expenses) the total return of the
                     Russell 2000(R) Index.
-----------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital          .   T. Rowe Price Associates,
  GROWTH STOCK       appreciation and secondarily, income.           Inc.
-----------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND    Seeks to achieve total return through       .   UBS Global Asset
  INCOME             capital appreciation with income as a           Management (Americas) Inc.
                     secondary consideration.
-----------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO       Seeks to achieve long-term capital          .   Wells Capital Management,
  OMEGA GROWTH       growth.                                         Inc.
-----------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB
 SHARES PORTFOLIO                                              INVESTMENT MANAGER (OR         VOLATILITY
 NAME                OBJECTIVE                                 SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
---------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of      .   AXA Equitable Funds
  AGGRESSIVE EQUITY  capital.                                      Management Group, LLC
                                                               .   AllianceBernstein L.P.
                                                               .   ClearBridge Investments,
                                                                   LLC
                                                               .   Marsico Capital
                                                                   Management, LLC
                                                               .   Scotia Institutional
                                                                   Asset Management US, Ltd.
                                                               .   T. Rowe Price Associates,
                                                                   Inc.
                                                               .   Westfield Capital
                                                                   Management Company, L.P.
---------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high        .   AXA Equitable Funds
  BOND               current income and capital appreciation,      Management Group, LLC
                     consistent with a prudent level of risk.  .   BlackRock Financial
                                                                   Management, Inc.
                                                               .   DoubleLine Capital LP
                                                               .   Pacific Investment
                                                                   Management Company LLC
                                                               .   SSgA Funds Management,
                                                                   Inc.
---------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of      .   AXA Equitable Funds
  CAP GROWTH         capital.                                      Management Group, LLC
                                                               .   AllianceBernstein L.P.
                                                               .   BlackRock Investment
                                                                   Management, LLC
                                                               .   Franklin Advisers, Inc.
                                                               .   Wellington Management
                                                                   Company, LLP
---------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of      .   AXA Equitable Funds
  CAP VALUE          capital.                                      Management Group, LLC
                                                               .   BlackRock Investment
                                                                   Management, LLC
                                                               .   Diamond Hill Capital
                                                                   Management, Inc.
                                                               .   Knightsbridge Asset
                                                                   Management, LLC
                                                               .   Lord, Abbett & Co. LLC
---------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of      .   AXA Equitable Funds
  TECHNOLOGY         capital.                                      Management Group, LLC
                                                               .   Allianz Global Investors
                                                                   U.S. LLC
                                                               .   SSgA Funds Management,
                                                                   Inc.
                                                               .   Wellington Management
                                                                   Company, LLP

------------------------------------------------------------------------------------------------------------
 AIM VARIABLE
 INSURANCE FUNDS
 (INVESCO VARIABLE
 INSURANCE FUNDS) -
 SERIES II                                                                    INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL  The fund's investment objective is total return through  .   Invesco Advisers, Inc.
  REAL ESTATE FUND   growth of capital and current income.                    .   Invesco Asset Management
                                                                                  Limited
------------------------------------------------------------------------------------------------------------
INVESCO V.I.         The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  INTERNATIONAL      capital.
  GROWTH FUND
------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-----------------------------------------------------------------------------------------------------------
 AIM VARIABLE
 INSURANCE FUNDS
 (INVESCO VARIABLE
 INSURANCE FUNDS) -
 SERIES II                                                                   INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------
INVESCO V.I. MID     The fund's investment objective is long-term growth of  .   Invesco Advisers, Inc.
  CAP CORE EQUITY    capital.
  FUND
-----------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL   The fund's investment objective is long-term growth of  .   Invesco Advisers, Inc.
  CAP EQUITY FUND    capital.

---------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY
 VARIABLE
 PORTFOLIOS, INC. -
 CLASS II                                                                  INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                             SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP  The fund seeks long-term capital growth. Income is a  .   American Century
  MID CAP VALUE FUND secondary objective.                                      Investment Management,
                                                                               Inc.
---------------------------------------------------------------------------------------------------------

 AMERICAN FUNDS
 INSURANCE SERIES(R)
 PORTFOLIO NAME -                                                                             INVESTMENT MANAGER (OR
 CLASS 4 SHARES                       OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------------
GLOBAL SMALL CAPITALIZATION FUND/SM / The fund's investment objective is to provide you with  .   Capital Research and
                                      long-term growth of capital.                                Management Company
----------------------------------------------------------------------------------------------------------------------------
NEW WORLD FUND(R)                     The fund's investment objective is long-term capital    .   Capital Research and
                                      appreciation.                                               Management Company

-------------------------------------------------------------------------------------------------------------
 FIDELITY(R)
 VARIABLE INSURANCE
 PRODUCTS (VIP) -
 SERVICE CLASS 2                                                               INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                 SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks long-term capital appreciation.                     .   Fidelity Management &
  CONTRAFUND(R)                                                                    Research Company (FMR)
  PORTFOLIO
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks high total return through a combination of current  .   Fidelity Management &
  GROWTH & INCOME    income and capital appreciation.                              Research Company (FMR)
  PORTFOLIO
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID  Seeks long-term growth of capital.                        .   Fidelity Management &
  CAP PORTFOLIO                                                                    Research Company (FMR)

---------------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON
 VARIABLE
 INSURANCE PRODUCTS
 TRUST - CLASS 2                                                                  INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                    SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------
FRANKLIN RISING      Seeks long-term capital appreciation, with preservation of   .   Franklin Advisory
  DIVIDENDS VIP FUND capital as an important consideration.                           Services, LLC
---------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP   Seeks long-term total return.                                .   Franklin Advisory
  VALUE VIP FUND                                                                      Services, LLC
---------------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC   The Fund's principal investment goal is to seek a high       .   Franklin Advisers, Inc.
  INCOME VIP FUND    level of current income. Its secondary goal is capital
                     appreciation over long term.
---------------------------------------------------------------------------------------------------------------------
FRANKLIN MUTUAL      The Fund's principal investment goal is capital              .   Franklin Mutual Advisers,
  SHARES VIP FUND    appreciation. Its secondary goal is income.                      LLC
---------------------------------------------------------------------------------------------------------------------
TEMPLETON            Seeks long-term capital appreciation.                        .
  DEVELOPING                                                                          Templeton Asset Management Ltd.
  MARKETS VIP FUND
---------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL     Seeks high current income, consistent with preservation of   .   Franklin Advisers, Inc.
  BOND VIP FUND      capital. Capital appreciation is a secondary consideration.
---------------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH     Seeks long-term capital growth.                              .   Templeton Global Advisors
  VIP FUND                                                                            Limited

------------------------------------------------------------------------------------------
 GOLDMAN SACHS
 VARIABLE
 INSURANCE TRUST -
 SERVICE SHARES                                             INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                              SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT    Seeks long-term capital appreciation.  .   Goldman Sachs Asset
  MID CAP VALUE FUND                                            Management, L.P.
------------------------------------------------------------------------------------------

 IVY FUNDS VARIABLE
 INSURANCE
 PORTFOLIOS                                                               INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                            SUB-ADVISER(S), AS APPLICABLE)
--------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY To seek to provide capital growth and appreciation.  .   Waddell & Reed Investment
                                                                              Management Company
                                                                              (WRIMCO)
--------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-------------------------------------------------------------------------------------------------------------
 IVY FUNDS VARIABLE
 INSURANCE
 PORTFOLIOS                                                                    INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                 SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH   To seek to provide total return through a combination of  .   Waddell & Reed Investment
  INCOME             high current income and capital appreciation.                 Management Company
                                                                                   (WRIMCO)
-------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID    To seek to provide growth of capital.                     .   Waddell & Reed Investment
  CAP GROWTH                                                                       Management Company
                                                                                   (WRIMCO)
-------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP        To seek to provide growth of capital.                     .   Waddell & Reed Investment
  SCIENCE AND                                                                      Management Company
  TECHNOLOGY                                                                       (WRIMCO)
-------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL  To seek to provide growth of capital.                     .   Waddell & Reed Investment
  CAP GROWTH                                                                       Management Company
                                                                                   (WRIMCO)

------------------------------------------------------------------------------------------
 LAZARD RETIREMENT
 SERIES, INC.
 - SERVICE SHARES                                           INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                              SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------
LAZARD RETIREMENT    Seeks long-term capital appreciation.  .   Lazard Asset Management
  EMERGING MARKETS                                              LLC
  EQUITY PORTFOLIO

-------------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE
 INSURANCE TRUSTS
 - SERVICE CLASS                                                         INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                           SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------
MFS(R)               The fund's investment objective is to seek capital  .   Massachusetts Financial
  INTERNATIONAL      appreciation.                                           Services Company
  VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS     The fund's investment objective is to seek capital  .   Massachusetts Financial
  TRUST SERIES       appreciation.                                           Services Company
-------------------------------------------------------------------------------------------------------
MFS(R)               The fund's investment objective is to seek capital  .   Massachusetts Financial
  MASSACHUSETTS      appreciation.                                           Services Company
  INVESTORS GROWTH
  STOCK
  PORTFOLIO/(3)/

-----------------------------------------------------------------------------------------------------------------
 PIMCO VARIABLE
 INSURANCE TRUST
 - ADVISOR CLASS                                                                   INVESTMENT MANAGER (OR
 PORTFOLIO NAME          OBJECTIVE                                                 SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------
PIMCO                    Seeks maximum real return consistent with prudent         .   Pacific Investment
  COMMODITYREALRETURN(R) investment management.                                        Management Company LLC
  STRATEGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
PIMCO REAL RETURN        Seeks maximum real return, consistent with preservation   .   Pacific Investment
  PORTFOLIO              of real capital and prudent investment management.            Management Company LLC
-----------------------------------------------------------------------------------------------------------------
PIMCO TOTAL RETURN       Seeks maximum total return, consistent with preservation  .   Pacific Investment
  PORTFOLIO              of capital and prudent investment management.                 Management Company LLC

-------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE
 EQUITY SERIES, INC.                                                           INVESTMENT MANAGER (OR
 PORTFOLIO NAME       OBJECTIVE                                                SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------
T. ROWE PRICE         Seeks a high level of dividend income and long-term      .   T. Rowe Price Associates,
  EQUITY INCOME       capital growth primarily through investments in stocks.      Inc.
  PORTFOLIO - II

--------------------------------------------------------------------------------------------------------------
 VAN ECK VIP TRUST
 - S CLASS                                                                      INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                  SUB-ADVISER(S), AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL   Seeks long-term capital appreciation by investing          .   Van Eck Associates
  HARD ASSETS FUND   primarily in hard asset securities. Income is a secondary      Corporation
                     consideration.
--------------------------------------------------------------------------------------------------------------


(1)This Portfolio will be available on or about May 22, 2015.
(2)This information reflects the Portfolio's name change effective on or about May 22, 2015, subject to regulatory approval. The Portfolio's current name is EQ/AllianceBernstein Small Cap Growth.
(3)This Portfolio is the "surviving Portfolio" in the planned merger of MFS(R) Investors Growth Stock Series (the "replaced Portfolio") which occurred earlier this year. The name of the surviving Portfolio will be reflected on MONY America's system on or about May 22, 2015.



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-777-6510 (FOR U.S. RESIDENTS) OR 1-704-341-7000 (OUTSIDE OF THE U.S.).

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

5. Determining your policy's value

--------------------------------------------------------------------------------

YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than in (iii)), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. Your "net policy account value" is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in
(ii) and (iii) above as our "Guaranteed Interest Account.") Your policy account value is subject to certain charges discussed in "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
YOUR POLICY ACCOUNT VALUE WILL BE CREDITED WITH THE SAME RETURNS AS ARE
ACHIEVED BY THE PORTFOLIOS THAT YOU SELECT AND INTEREST CREDITED ON AMOUNTS IN THE GUARANTEED INTEREST OPTION, AND IS REDUCED BY THE AMOUNT OF CHARGES WE DEDUCT UNDER THE POLICY.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see "How we allocate charges among your investment options" earlier in this prospectus.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

                        DETERMINING YOUR POLICY'S VALUE

6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
YOU CAN TRANSFER AMONG OUR VARIABLE INVESTMENT OPTIONS AND INTO OUR GUARANTEED INTEREST OPTION.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. Unless either the paid up death benefit guarantee or the extended no lapse guarantee are in effect, there are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed interest option and among our variable investment options are more limited. Currently, the total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We reserve the right to lower this $500 limit upon written notice to you. We also reserve the right to restrict transfers among variable investment options and transfers out of the guaranteed interest option as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the paid up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, see "Paid up death benefit guarantee" and "Extended no lapse guarantee rider" in "More information about policy features and benefits." If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

CURRENT UNRESTRICTED TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter, you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option until further notice.

See the "How to make transfers" section below on how you can request a transfer. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day.

Please note that the ability to make unrestricted transfers from the guaranteed interest option does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Finally, there may be a charge for making this transfer. Please see "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus for more information about charges for this transfer.

If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

HOW TO MAKE TRANSFERS


INTERNET TRANSFERS. Generally, you can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our axa.com or us.axa.com (for those outside the U.S.) websites and registering for online account access. This service may not always be available. The restrictions relating to transfers are described below.


ONLINE TRANSFERS. You can make transfers by following one of two procedures:


..   For individually owned policies for which you are the owner, by logging onto our website, described under "By Internet" in "How to reach us" earlier in this prospectus; or

..   For corporation and trust owned policies, we require a special authorization form to obtain access. The form is available on our website www.axa.us.com or us.axa.com for those outside the U.S., or by contacting our Administrative office.


For more information, see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.


TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office. We require a written request for jointly owned policies.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
USING THE AUTOMATIC TRANSFER SERVICE DOES NOT GUARANTEE THAT YOU WILL EARN A PROFIT OR BE PROTECTED AGAINST LOSSES.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

             TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time by sending a written request to our Administrative office. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service. This service is not available while the extended no lapse guarantee rider is in effect.


We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. The guaranteed interest option is not an available investment option with the asset rebalancing service. This service is not available while the extended no lapse guarantee rider is in effect.

             TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long Term Care Services/SM/ Rider. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus. See "Your option to receive a terminal illness living benefit" below. The minimum loan amount generally is $500.

--------------------------------------------------------------------------------
YOU CAN USE POLICY LOANS TO OBTAIN FUNDS FROM YOUR POLICY WITHOUT SURRENDER CHARGES OR, IN MOST CASES, PAYING CURRENT INCOME TAXES. HOWEVER, THE BORROWED AMOUNT IS NO LONGER CREDITED WITH THE INVESTMENT RESULTS OF ANY OF OUR INVESTMENT OPTIONS UNDER THE POLICY.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

..   you cannot make transfers or withdrawals of the collateral;

..   we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

..   we do not count the collateral when we compute our customer loyalty credit;
    and

..   the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If either the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of
(a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first fifteen policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%. Because we first offered Incentive Life Legacy(R) policies in 2006, the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.

EFFECTS OF A POLICY LOAN. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee or the extended no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of a policy loan.

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                             ACCESSING YOUR MONEY

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long Term Care Services/SM/ Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

If you are to receive monthly benefit payments under the Long Term Care Services/SM/ Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.

LOAN EXTENSION (FOR GUIDELINE PREMIUM TEST POLICIES ONLY)

Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There is no additional charge for the loan extension feature. Your policy will automatically be placed on "loan extension," if at the beginning of any policy month on or following the policy anniversary nearest the insured person's 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

..   The net policy account value is not sufficient to cover the monthly deductions then due;

..   The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or
    (b) the initial base policy face amount;

..   You have selected Death Benefit Option A;

..   You have not received a payment under either the living benefits rider or the Long Term Care Services/SM/ Rider;

..   The policy is not in a grace period; and

..   No current or future distributions will be required to be paid from the policy to maintain its qualification as "life insurance" under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

..   We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

..   Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

..   Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

..   No additional loans or partial withdrawals may be requested.

..   No changes in face amount or death benefit option may be requested.

..   No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.

..   All additional benefit riders and endorsements will terminate, including the Long Term Care Services/SM/ Rider.

..   The paid up death benefit guarantee if applicable, may not be elected.

..   The policy will not thereafter lapse for any reason.

On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining the transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.

If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a)The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured's death, multiplied by a percentage shown in your policy;

(b)The outstanding loan and accrued loan interest, plus $10,000; or

(c)The base policy face amount on the date of death.

Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 100,

                             ACCESSING YOUR MONEY
provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long Term Care Services/SM/ Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long Term Care Services/SM/ Rider, a partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus. We will not deduct a charge for making a partial withdrawal. If the extended no lapse guarantee is in effect, there are limitations on partial withdrawals from the variable investment options and different allocation rules apply. See "Extended No Lapse Guarantee Rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
YOU CAN WITHDRAW ALL OR PART OF YOUR POLICY'S NET CASH SURRENDER VALUE,
ALTHOUGH YOU MAY INCUR TAX CONSEQUENCES BY DOING SO.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below $100,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's no lapse guarantee and the extended no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see "Paid up death benefit guarantee" in "More information about policy features and benefits."

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE


Upon written request satisfactory to us, you can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed "terminal illness living benefits," and further reduced for any monthly benefit payments made under the Long Term Care Services/SM/ Rider (see "Other benefits you can add by rider:
Long Term Care Services/SM/ Rider" later in this prospectus), and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.


Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.

YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by MONY America or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit on account of terminal illness , the Long Term Care Services/SM/ Rider for chronic illness benefits, if elected, will terminate and no further benefits will be payable under the Long Term Care Services/SM/ Rider. Long Term Care Services/SM/ Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted" -- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
YOU CAN ARRANGE TO RECEIVE A "LIVING BENEFIT" IF THE INSURED PERSON BECOMES TERMINALLY ILL.
--------------------------------------------------------------------------------

                             ACCESSING YOUR MONEY

8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life Legacy(R) policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. The following discussion assumes that the policies meet these requirements and, therefore, that generally:

..   the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

..   increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

The IRS, however, could disagree with our position such that certain tax consequences could be other than as described. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."

TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change.

A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy's face amount or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of cash surrender value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" later in this prospectus.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of

                                TAX INFORMATION
any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

POLICY LOANS. Policy loans can cause taxable income upon the termination of a policy with no cash payout. In the case of a surrender, the loan amount is taken into account in determining any taxable amount and such income can also exceed the payment received. These events can occur from potential situations which include: (1) amount of outstanding policy debt (loans taken plus unpaid interest amounts added to the outstanding loan) at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value;
(3) increasing monthly policy charges due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if an adjustable policy loan rate is in effect.

Ideally a policy loan form will be paid from income tax free death benefit proceeds if your policy is kept in force until the death of the insured. To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax advisor at least annually, and take appropriate preventative action. As indicated above, in the case of a policy that is a modified endowment contract ("MEC"), any loan will be treated as a distribution when made, and thus may be taxable at such time.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by MONY America (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

POLICY CHANGES. Changes made to a life insurance policy, for example, a decrease in benefits, a Death Benefit Option change, or the termination or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. This action may be required under the tax law even though the policy may not be sufficiently funded to keep it in force for a desired duration. In some cases, premium payments for a policy year could be limited to the amount needed to keep the policy in force until the end of the policy year. You should carefully go over the implications of any policy changes with your advisor before making a change.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

TAX TREATMENT OF LIVING BENEFITS RIDER OR LONG TERM CARE SERVICES/SM/ RIDER UNDER A POLICY WITH THE APPLICABLE RIDER

LIVING BENEFITS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion.

                                TAX INFORMATION

LONG TERM CARE SERVICES/SM/ RIDER. Benefits received under the Long Term Care Services/SM/ Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under section 101 (g) of the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. Receipt of these benefits may be taxable. Generally income exclusion for all payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act ("HIPAA") per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

Charges for the Long Term Care Services/SM/ Rider may be considered distributions for income tax purposes, and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. See above for tax treatment of distributions to you. Charges for the Long Term Care Services/SM/ Rider are generally not considered deductible for income tax purposes. The Long Term Care Services/SM/ Rider is not intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code.

Any adjustments made to your policy death benefit, face amount and other values as a result of Long Term Care Services/SM/ Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.

UNDER EITHER RIDER, if the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer. Also, if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee to the provider of medical care.

BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax law imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.


The rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. Proposals, if enacted, could narrow the exception unless the policy is grandfathered.


The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any

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                                TAX INFORMATION

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income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements, though no assurances can be given in this regard.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $5 million indexed for inflation ($5.430 million in 2015). A portability rule generally permits a surviving spouse to elect to carryover the unused portion of their deceased spouse's exclusion amount.

Certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions, as well as for certain gifts per recipient per year ($14,000 for 2015, indexed for inflation).


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals are generally allowed an aggregate generation-skipping tax exemption of the same $5 million amount discussed above for estate and gift taxes, but without portability.

The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

If this policy was purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


3.8% TAX ON NET INVESTMENT INCOME OR "NII"

The 3.8% Medicare tax on certain unearned income of taxpayers whose adjusted incomes exceed certain thresholds applies to all or part of a taxpayer's NII. As currently interpreted under IRS guidelines, NII includes the taxable portion of an annuitized payment from a life insurance contract. It has not been defined to include taxable amounts from partial withdrawals, surrenders or lapses of life insurance policies subject to loans. You should consult your tax advisor as to the applicability of this tax to you.


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                                TAX INFORMATION

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OUR TAXES

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction. For Puerto Rico and other jurisdictions, income is considered U.S. source income. We anticipate requiring owners or beneficiaries of annuity contracts in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income beginning in 2014.


Even though this section in the prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies beginning in 2014 to certain U.S.-source payments require MONY America and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, in future years FATCA and related rules may require us to document the status of certain policyholders, as well as report policy account values and other information for such policyholders. For this reason MONY America and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments and disbursements. FATCA and its related guidance are extraordinarily complex and its effect varies considerably by type of payer, type of payee and type of recipient.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, a President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules, including certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. More recently, in connection with deficit reduction and tax reform, proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include new rules for testing for policies issued on a special risk class basis. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies. As explained later under "Cost of insurance charge," the policy charges and tax qualification are based upon 2001 Commissioner's Standard Ordinary (CSO) tables. New tables may be developed in the future and apply to new policies. Certain safe harbors may be available under federal tax rules to permit certain policy changes without losing the ability to use 2001 CSO based tables for testing. If we determine that certain future changes to your policy would cause it to lose its ability to be tax tested under the 2001 CSO mortality tables, we intend to refuse such transactions which might have otherwise been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 2001 CSO based tables.

OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policy owner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policy owner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance

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                                TAX INFORMATION

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under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policy owner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of MONY America Variable Account K, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policy owners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policy owners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of MONY America Variable Account K.

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                                TAX INFORMATION

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9. More information about policy features and benefits

--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST FOR NO LAPSE GUARANTEES

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these guarantees as our "no lapse guarantee" and our optional "extended no lapse guarantee rider" and you can read more about them in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this Prospectus. You can also read more about our extended no lapse guarantee rider in "Extended No Lapse Guarantee Rider" later in this section.

GUARANTEE PREMIUM TEST. If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date accumulated at 4% annually less any partial withdrawals accumulated at 4% annually (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for either the no lapse guarantee or extended no lapse guarantee rider and guarantee premiums for any optional benefit riders accumulated at 4% annually (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that you have always had death benefit Option A, any policy loan and accrued loan interest does not exceed the policy account value, and provided that the guarantee is still in effect.

GUARANTEE PREMIUMS. The amounts of the monthly guarantee premiums for the no lapse guarantee and any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period beyond its original number of years.

PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

..   the insured's attained age is not more than 99;

..   you have death benefit Option A in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

..   we are not waiving monthly charges under the terms of a disability waiver rider;

..   you have not received any payment under a living benefits rider or under the Long Term Care Services/SM/ Rider;

..   the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

..   the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

..   the policy is not on loan extension. (For more information about loan extension, see "Accessing your money" earlier in this prospectus;

..   the election would not reduce the face amount (see below) below $100,000;

..   no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

..   You agree to re-allocate your fund values to the guaranteed interest option and the AXA Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See "Restrictions on allocations and transfers," below).

The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate, including the Long Term Care Services/SM/ Rider. The policy's net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $100,000.

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If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guar- antee). (See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)" under "Tax information."

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS. While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the AXA Allocation investment options. (See "About the Portfolios of the Trusts" for the listing of AXA Allocation investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our AXA Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.

OTHER EFFECTS OF THIS GUARANTEE. After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

..   premium payments

..   partial withdrawals

..   changes to the policy's face amount or death benefit option

..   any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See "Tax treatment of distributions to you" under "Tax information" earlier in this prospectus.)

TERMINATION OF THIS GUARANTEE. You may terminate the paid up death benefit guarantee by written request to our Administrative Of fice. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy's grace period provision. If the guarantee terminates for any reason, it cannot be restored at a later date.

OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

..   extended no lapse guarantee -- Described below.

..   Long Term Care Services/SM/ Rider -- Described below.

..   disability deduction waiver -- This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured's 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured's age 65 or the termination of disability. Issue ages are 0-59. However coverage is not provided until the insured's fifth birthday. The maximum amount of coverage is $3,000,000 for all MONY America and affiliates' policies in-force and applied for.

..   option to purchase additional insurance -- This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0-37. The maximum amount of coverage is $100,000 for all MONY America and affiliates' policies in-force and applied for.

..   children's term insurance -- This rider provides term insurance on the lives of the insured's children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for all MONY America and affiliates' policies in-force and applied for.

We add the following benefits automatically at no charge to each eligible policy:

..   substitution of insured person rider -- (see "You can change your policy's insured person" under "More information about procedures that apply to your policy.")

..   living benefits rider -- (see "Your option to receive a terminal illness living benefit" under "Accessing your money.")

..   paid up death benefit guarantee -- (see "Paid up death benefit guarantee"
    earlier in this section).

..   loan extension endorsement -- (see "Loan extension (for guideline premium test policies only)" under "Accessing your money.")

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MONY America or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.

EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider was available at issue subject to our underwriting requirements that provided for a longer no lapse guarantee period than the one in your base policy. The minimum guarantee period is 20 years from the register date, and the maximum period is to the policy anniversary nearest to the insured's 100th birthday. Issue ages are 0-70. If you elected this rider at issue, the investment options available to you are restricted to the guaranteed interest option and the AXA Allocation investment options. You must have provided proper allocation instructions at the time you applied for this policy in order to have your policy issued with this rider.

This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

..   The rider has not terminated;

..   The guarantee premium test for no lapse guarantees has been satisfied (see
    "Guarantee premium test for no lapse guarantees" under "More information about policy features and benefits");

..   The death benefit option under the policy has been Option A since it was issued; and

..   Any policy loan and accrued loan interest does not exceed the policy account value.

The monthly cost of this rider varies based on the individual characteristics of the insured, the face amount of the policy and the guarantee period you selected. A change to the policy's face amount may affect the cost of this rider. See "Risk/benefit summary: Charges and expenses you will pay" for more information on the charges we deduct for this rider. The rider will terminate upon our receipt of your written request to terminate or on the effective date of a change to death benefit Option B during the extended no lapse guarantee period. This rider cannot be reinstated once terminated.

While the rider is in effect, we currently limit your investment options under the policy to the AXA Allocation investment options and the guaranteed interest option. We also limit your premium allocations, transfers from the variable investment options to the guaranteed interest option and partial withdrawals from the variable investment options, as described below and loan repayments as described in "Accessing your money" earlier in this prospectus.

.. PREMIUM ALLOCATIONS. You may instruct us to allocate up to 25% of your net premiums to the guaranteed interest option. The net premiums allocated to the guaranteed interest option will be limited to an amount so that the value in the guaranteed interest option does not exceed 25% of your total unloaned policy account value. Any portion of a net premium that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts for the variable investment options that you specified for that particular premium. If you did not specify, we will allocate that portion of the net premium in proportion to the premium allocation instructions for the variable investment options on record.

.. TRANSFERS FROM THE VARIABLE INVESTMENT OPTIONS TO THE GUARANTEED INTEREST OPTION. You may make a transfer from one or more of the variable investment options to the guaranteed interest option as long as the transfer would not cause your value in the guaranteed interest option to exceed 25% of the total unloaned policy account value. Otherwise, we will reject the transfer request. If, at the time of a transfer request, the value of the guaranteed interest option already makes up 25% or more of your total unloaned policy account value, we will reject the transfer.

.. PARTIAL WITHDRAWALS FROM THE VARIABLE INVESTMENT OPTIONS. Partial withdrawals from the variable investment options will be limited to an amount that will not result in your value in the guaranteed interest option exceeding 25% of your total unloaned policy account value. Any portion of the partial withdrawal not taken from the variable investment options will be taken from the guaranteed interest option. If you tell us how much of the partial withdrawal is to come from the values in each of your variable investment options, the total amount taken from the variable investment options will be divided among investment options in proportion to the amounts to be withdrawn from the investment options as you have specified. If you do not tell us, or if we are unable to make the withdrawal in this manner, the amount taken from the variable investment options will be divided among all of your variable investment options in proportion to your values in each.

.. RIDER TERMINATION. The extended no lapse guarantee rider will terminate on the earliest of the following:

   -- the date your policy ends without value at the end of a grace period;

   -- the date you surrender your policy;

   -- the expiration date of the extended no lapse guarantee period shown in your policy;

   -- the effective date of a change to death benefit Option B, during the extended no lapse guarantee period;

   -- the effective date of the election of the paid up death benefit guarantee;

   -- the date that a new insured person is substituted for the original insured person;

   -- the date the policy goes on loan extension; or

   -- the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.

This rider cannot be reinstated once it has been terminated.

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LONG TERM CARE SERVICES/SM/ RIDER/(1)/. In states where approved, an optional rider may be elected at issue that provides for the acceleration of the policy death benefit as a payment of a portion of the policy's death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services./(2)/ Benefits accelerated under this rider will be treated as a lien against policy values. While this rider is in force, policy face amount increases and death benefit option changes are not permitted.

An individual qualifies as "chronically ill" if they have been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services pursuant to a written plan of care; 2) proof that the "elimination period," as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. We require recertification every twelve months from the date of the initial or subsequent certification to continue monthly benefit payments, otherwise, benefit payments will terminate at the end of the twelve month period. This rider may not cover all of the costs associated with long-term care services during the insured person's period of coverage.

The monthly rate for this rider varies based on the insured person's sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected. See "Risk/benefit summary: Charges and expenses you will pay", for more information on the charges we deduct for this rider.

If the net policy account value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. When monthly benefits under the Long Term Care Services/SM/ Rider are being paid we will waive the monthly charge for the Long Term Care Services/SM/ Rider.

We will pay up to the long-term care specified amount for qualified long term care services for the insured person for the duration of a period of coverage. The initial long-term care specified amount is equal to the face amount of the base policy at issue. This amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount will reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount; or (b) the long-term care specified amount immediately prior to the face amount decrease. Any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal. The maximum monthly benefit in either case will then be equal to the new long-term care specified amount multiplied by the benefit percentage.


The maximum monthly benefit is the maximum amount an affiliated company or we will pay in a month for qualified long-term care services for the insured person. The maximum monthly benefit payment amount that you can purchase from MONY America and its affiliates is limited to $50,000 per month, per insured person. Affiliates include AXA Equitable Life Insurance Company, AXA Equitable Life and Annuity Company, and U.S. Financial Life Insurance. The maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage that you have selected. This amount may change due to subsequent policy transactions. See below for maximum monthly payment limitations.

----------
(1)In the state of Massachusetts, this benefit will be called the Accelerated Death Benefit for Chronic Illiness Rider.
(2)For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form.

Each month, we will pay the monthly benefit payment (a portion of which may be applied to repay an outstanding policy loan) for qualified long-term care services for the insured person. The monthly benefit payment is equal to the lesser of:

1. the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

2. the monthly equivalent of 200% of the per day limit allowed by the Health Insurance Portability and Accountability Act. (We reserve the right to increase this percentage.)

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage, accumulated at 0% interest. We subtract the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. For the purposes of determining the cash surrender value of this policy, the unloaned policy account value and surrender charge (if applicable) will be reduced pro rata for the portion of the policy face amount that we have accelerated to date. However, the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.

.. ELIMINATION PERIOD. The Long Term Care Services/SM/ Rider has an elimination period that is the required period of time that the rider must be in force before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the date on which such services are first provided. The elimination period must be satisfied only once while this rider is in effect.

.. PERIOD OF COVERAGE. The period of coverage is the period of time during which the insured person receives services that are covered under the Long Term Care Services/SM/ Rider and for which benefits are payable. This begins on the first day of covered services received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

1. the date that we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

2. the date we determine you are no longer eligible to receive benefits in accordance with the terms of this rider;

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3. the date when you request that we terminate benefit payments under this rider;

4. the date the accumulated benefit lien amount equals the current long term care specified amount;

5. the date that you surrender the policy;

6. the date we make a payment under the living benefits rider (for terminal illness); or

7. the date of death of the insured person.

During a period of coverage:

1. Partial withdrawals, face amount decreases and premium payments are not permitted.

2. Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment; this amount will be treated as a lien against your policy values.

3. If there is an outstanding policy loan at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the long-term care specified amount that we have not accelerated to date.

4. The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

After a period of coverage ends:

1. The face amount of the policy and the long-term care specified amount are reduced by the accumulated benefit lien amount.

2. The unloaned policy account value will be reduced pro rata to the reduction in the policy face amount, but not by more than the accumulated benefit lien amount.

3. Any applicable surrender charges will be reduced pro rata to the reduction in the policy face amount.

4. The maximum monthly benefit will not be reduced.

5. The actual premium fund and no lapse guarantee premium fund values that are used by us to determine whether a guarantee against policy lapse or a guarantee of death benefit protection is in effect will also be reduced pro rata to the reduction in the policy face amount.

6. Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

7. The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire long-term care specified amount has been paid out during the period of coverage, this rider will terminate and the policy may terminate.

.. RIDER TERMINATION. This rider will terminate, and no further benefits will be payable (except as provided under the "Extension of Benefits" provision of this rider), on the earliest of the following:

1. at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

2. upon termination or surrender of the policy;

3. the date of the insured person's death;

4. the date when the accumulated benefit lien amount equals the current long-term care specified amount;

5. the effective date of the election of the paid up death benefit guarantee;

6. the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date);

7. the date the policy goes on loan extension; or

8. on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

.. EXTENSION OF BENEFITS. If this policy lapses before the current long-term care specified amount has been paid out, while the insured person is confined in a long term care facility, benefits for that confinement may be payable provided that the confinement began while this rider was in force and the confinement must continue without interruption after the policy lapses. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement; (b) the date when the current long-term care specified amount has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

For tax information concerning the Long Term Care Services/SM/ Rider, see "Tax information" earlier in this prospectus.

CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been in force for more than 20 years. This is added to your policy account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options. The amount in our investment options does not include any value we are holding as collateral for any policy loans. The percentage credit is currently at an annual rate of 0.05% beginning in the policy's 21st year. This credit is not guaranteed, however. Because Incentive Life Legacy(R) was first offered in 2006, no customer loyalty credit has yet been made to an Incentive Life Legacy(R) policy.

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VARIATIONS AMONG INCENTIVE LIFE LEGACY(R) POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

MONY America also may vary or waive the charges (including surrender charges) and other terms of Incentive Life Legacy(R) where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Legacy(R). We will make such variations only in accordance with uniform rules that we establish.

MONY America or your financial professional can advise you about any variations that may apply to your policy.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.


PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation) and so elects, death benefit proceeds can be paid through the "MONY Access Account", which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. MONY America will retain the funds until a draft is presented for payment. Interest on the MONY Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The MONY Access Account is part of MONY America's general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The MONY
Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit and the beneficiary so elects, we will send the MONY Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for information purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the earlier of the date you sign your request to cancel form or the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. In other states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your "Right to Examine" the policy.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for its net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income.

In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.

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10. More information about certain policy charges

--------------------------------------------------------------------------------

DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

.. PREMIUM CHARGE. We deduct an amount not to exceed 12% from each premium payment you send us. We currently deduct 12% from each premium payment during the first five policy years, and 2% from each premium payment in subsequent policy years. If the extended no lapse guarantee is in effect, we currently deduct 12% from each premium payment during the first ten policy years, and 2% from each premium payment in subsequent policy years. A similar charge applies to premiums attributed to requested face amount increases. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 12%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

.. SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $10.38 and $47.92 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year fifteen. The initial amount of surrender charge depends on each policy's specific characteristics.

We will establish additional surrender charges for any increase in the base policy face amount you request that represents an increase over the previous highest base policy face amount. These charges will apply for fifteen years from the effective date of such increase. Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

.. REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first fifteen policy years or within fifteen years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

.. TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.

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.. ADDING A LIVING BENEFITS RIDER. If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

.. EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

.. WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

.. EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

.. POLICY ILLUSTRATION CHARGE. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. DUPLICATE POLICY CHARGE. We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. POLICY HISTORY CHARGE. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. CHARGE FOR RETURNED PAYMENTS. For each payment you make in connection with your policy is returned for insufficient funds, we will charge a maximum of $25.

PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

.. COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and
(b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 100). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed the maximum rates specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy(R) policies for insureds who are age 18 or above are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy(R) policies for insureds who are under age 18 are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Table. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current

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(non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

For policies issued at ages 0-17, an insured person's cost of insurance rate is not based on that person's status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an insured person issue age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "Other information" in "Tax information" earlier in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

.. MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 1.75% during the first ten policy years, and at an annual rate of 0.25% in policy years 11 through 20, with no charge in policy year 21 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 1.75%, 0.50% and 0.50%, respectively. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

.. ADMINISTRATIVE CHARGE. In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. In all subsequent policy years (but not beyond the policy anniversary when the insured person is attained age 100), we currently deduct $10 at the beginning of each policy month. We reserve the right to increase or decrease this amount in the future, although it will never exceed $15. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

.. LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. In no event will the loan interest spread exceed 1%. We deduct the loan interest spread on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

OPTIONAL RIDER CHARGES

If you elected the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

.. CHILDREN'S TERM INSURANCE. If you chose this rider, we deduct $0.50 per $1,000 of children's term insurance from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child's coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

.. DISABILITY DEDUCTION WAIVER. If you chose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. This amount is between 7% and 132% of all the other monthly charges (including charges for other riders elected) deducted from your policy account value on a guaranteed basis. The current monthly charges for this rider are lower than the maximum monthly charges.

.. OPTION TO PURCHASE ADDITIONAL INSURANCE. If you chose this rider, we deduct between $0.04 and $0.17 per $1,000 of the option to purchase additional insurance from your policy account value each month until the insured under the base policy reaches age 40 while the rider is in effect.

.. EXTENDED NO LAPSE GUARANTEE. If you chose this rider with coverage to age 100, we deduct between $0.02 and $0.08 per $1,000 of the initial base policy face amount, and per $1,000 of any requested increase in the base policy face amount, from your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect.

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.. LONG TERM CARE SERVICES/SM/ RIDER. If you chose this rider, on a guaranteed basis we may deduct between $0.08 and $1.18 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect, but not when rider benefits are being paid. The amount at risk for this rider is the long-term care specified amount minus your policy account value, but not less than zero. The current monthly charges for this rider are lower than the maximum monthly charges.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.


PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them in complete and proper form:


..   premium payments received after the policy's investment start date
    (discussed below)

..   loan repayments and interest payments


REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request in complete and proper form:


..   withdrawals

..   tax withholding elections

..   face amount decreases that result from a withdrawal

..   changes of allocation percentages for premium payments or monthly deductions

..   surrenders

..   changes of owner

..   changes of beneficiary

..   transfers from a variable investment option to the guaranteed interest option

..   loans

..   transfers among variable investment options

..   assignments

..   termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

..   changes in face amount

..   election of paid up death benefit guarantee

..   changes in death benefit option

..   changes of insured person

..   restoration of terminated policies

..   termination of any additional benefit riders you have elected

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

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..   If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for (or on a better risk class than applied for), then the register date will be the later of
    (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

..   If we do not receive your full minimum initial premium at our
    Administrative Office before the issue date or if we issue the policy on a different (less favorable) basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. We will determine the interest rate applicable to the guaranteed interest option based on the Register Date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policy owners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office; and
(2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "MONY Life Insurance Company of America."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to MONY Life Insurance Company of America, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than MONY Life Insurance Company of America and endorsed over to MONY Life Insurance Company of America only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

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Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics. In addition, any no lapse guarantee and Long Term Care Services/SM/ Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," or in some cases require that we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance or causes the policy to lose its ability to be tested under the 2001 CSO tables. See "Other information" under "Tax information" earlier in this prospectus. Also, if the paid up death benefit guarantee is in effect or your policy is on loan extension, you may not request to substitute the insured person.

REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Legacy(R) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Legacy(R) policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Legacy(R) policy.

FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.


BROKER TRANSACTION AUTHORITY

After your policy has been issued, we may accept transfer requests and changes to your premium allocation instructions or fund transfers by telephone, mail, facsimile or electronically, and requests for our automatic transfer service or asset rebalancing service in writing, by mail or facsimile, from your financial professional, provided that we have your prior written authorization to do so on file. Accordingly, MONY America will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. MONY America will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. MONY America will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. MONY America may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity. MONY America may terminate any such authorization at any time without prior notice.


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12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT

This policy is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a policy's account value or any guaranteed benefits with which the policy was issued. AXA Equitable is solely responsible to the policy owner for the policy's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the policy are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Commissioner of Insurance in the state of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS OF YOUR POLICY ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if:
(1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person's death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or
(4) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small-and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments,

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which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."


Also, you may make the following additional types of requests by calling the number under "By Phone:" in "How to reach us" from a touch-tone phone if the policy is individually owned and you are the owner, or through axa.com or us.axa.com for those outside the U.S. if you are the individual owner:


..   changes of premium allocation percentages

..   changes of address

..   request forms and statements

..   to request a policy loan (loan requests cannot be made online by corporate policy owners)

..   enroll for electronic delivery and view statements/documents online

..   to pay your premium or make a loan repayment


..   change of beneficiary(ies)


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to enroll through axa.com or us.axa.com for those outside the U.S., or use ACH payments via AXA Equitable's Interactive Telephone Service, you must first agree to the terms and conditions set forth in our axa.com or us.axa.com for those outside the U.S. Online Services Agreement or our AXA Equitable's Interactive Telephone Service Terms and Conditions, which you can find at our website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through axa.com or us.axa.com for those outside the U.S., or AXA Equitable's Interactive Telephone Service from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to axa.com or us.axa.com for those outside the U.S., or AXA Equitable's Interactive Telephone Service if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

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Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


CYBERSECURITY

Our variable life insurance product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose policy account value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or
(c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or MONY America Variable Account K operate. For example, we have the right to:

..   combine two or more variable investment options or withdraw assets relating to Incentive Life Legacy(R) from one investment option and put them into another;

..   end the registration of, or re-register, MONY America Variable Account K under the Investment Company Act of 1940;

..   operate MONY America Variable Account K under the direction of a
    "committee" or discharge such a committee at any time;

..   restrict or eliminate any voting rights or privileges of policy owners (or other persons) that affect MONY America Variable Account K;

..   operate MONY America Variable Account K, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge MONY America Variable Account K an advisory fee. We may make any legal investments we wish for MONY America Variable Account K. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy, or change the face amount to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for

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tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

REPORTS WE WILL SEND YOU


Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) if there are any errors.


DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
K. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of MONY America, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other MONY America life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

MONY America pays compensation to both Distributors based on policies sold. MONY America may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although MONY America takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. MONY America, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Risk/benefit summary: Charges and expenses you will pay" and "More information about certain policy charges" earlier in this Prospectus.

As used below, the "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, as well as the policy's face amount and Distributor, among other factors.


AXA ADVISORS COMPENSATION. MONY America pays compensation to AXA Advisors based on premium payments made on the policies sold through AXA Advisors ("premium-based compensation"). The premium-based compensation will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later. AXA Advisors, in turn, may pay a portion of the premium-based compensation received from MONY America to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. Your AXA Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on a percentage of the unloaned account value of the policy sold ("asset-based compensation"). The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

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DIFFERENTIAL COMPENSATION. In an effort to promote the sale of MONY America products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of a MONY America policy than it pays for the sale of a policy or other financial product issued by a company other than MONY America. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve MONY America policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of MONY America policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and premium-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of MONY America policies and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend a MONY America policy over a policy or other financial product issued by a company not affiliated with MONY America. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. MONY America pays premium-based and asset-based compensation (together "compensation") to AXA Distributors. Premium-based compensation is paid based on MONY America policies sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the unloaned account value of policies sold through certain of AXA Distributor's Selling broker-dealers. Premium-based compensation will generally not exceed 135% of the premiums you pay up to one target premium in your policy's first year; plus 5% of all other premiums you pay in your policy's first year; plus 2.8% of all other premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation up to 0.15% in policy years 6-10 and up to 0.05% in policy years 11 and later may also be paid. AXA Distributors, in turn, pays a portion of the compensation it receives to the Selling broker-dealer making the sale. The compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

These payments above also include compensation to cover operating expenses and marketing services under the terms of MONY America's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of MONY America products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of MONY America products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable policies exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of MONY America policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2014) received additional payments. These additional payments ranged from $40.15 to $4,874,706.21. MONY America and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Allstate Financial Services, LLC
American Portfolios Financial Services
Ameriprise Financial Services
BBVA Compass Investment Solutions, Inc.
Cambridge Investment Research
Capital Investment Group
CCO Investment Services Corporation
Centaurus Financial, Inc.
Cetera Advisors, LLC
Cetera Advisors Networks, LLC
Cetera Financial Specialists, LLC
Cetera Investment Services, LLC
CFD Investments, Inc.
Citigroup Global Markets, Inc.


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Commonwealth Financial Network
CUNA Brokerage Services
Cuso Financial Services, L.P.
Essex National Securities, Inc.
Farmer's Financial Solution
First Allied Securities Inc.
First Citizens Investor Services, Inc.
First Southeast Investor Services
First Tennessee Brokerage Inc.
Founders Financial Securities
FSC Securities Corporation
Geneos Wealth Management Inc.
GWN Securities, Inc.
H.D. Vest Investment Securities, Inc.
Harbour Investments
ICA/First Dakota, Inc.
IFC Holdings, Inc.
Independent Financial Group, LLC
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Company
Janney Montgomery Scott LLC
JP Turner & Company, LLC
Key Investment Services LLC
Kovack Securities
Legend Equities
Lincoln Financial Advisors Corp.
Lincoln Financial Services Corp.
LPL Financial Corporation
Lucia Securities, LLC
Mercap Securities, LLC
Merrill Lynch Life Agency, Inc.
MetLife Securities, Inc.
Morgan Stanley Smith Barney
Mutual Service Corporation
National Planning Corporation
Navy Federal Brokerage Services
New England Securities, Inc.
Next Financial Group, Inc.
NFP Securities Inc.
PNC Investments
Prime Capital Services
Primerica Financial Services
Questar Capital Corporation
Raymond James & Associates
Raymond James Insurance Group
RBC Capital Markets Corporation
Robert W Baird & Company
Royal Alliance Associates, Inc.
Sage Point Financial, Inc.
Santander Securities Corporation
Securities America Inc.
Signator Financial Services
Signator Investors, Inc.
SII Investments
Sorrento Pacific Financial LLC
Southwest Securities, Inc.
Summit Brokerage Services, Inc.
SunTrust Investments
SWS Financial Services
Tavenner Group
Tower Squares Securities
TransAmerica Financial Advisors
Triad Advisors
U.S Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group
Valmark Securities, Inc.
Voya Financial Advisors
Walnut Street Services
Waterstone Financial Group
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Wesom Financial Services, LLC
Woodbury Financial Services, Inc.


LEGAL PROCEEDINGS

MONY America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policy owner's interest in MONY America Variable Account K, nor would any of these proceedings be likely to have a material adverse effect on MONY America Variable Account K, our ability to meet our obligations under the policies, or the distribution of the policies.

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13. Financial statements of MONY America Variable Account K and MONY America

--------------------------------------------------------------------------------



The financial statements of MONY America Variable Account K as well as the financial statements of MONY America, are in the Statement of Additional Information ("SAI").

The financial statements of MONY America have relevance for the policies only to the extent that they bear upon the ability of MONY America to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative.


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



14. Personalized illustrations

--------------------------------------------------------------------------------


ILLUSTRATIONS OF POLICY BENEFITS

PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations can be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a PERSONALIZED ILLUSTRATION. NO ILLUSTRATION WILL EVER SHOW YOU THE ACTUAL VALUES AVAILABLE UNDER YOUR POLICY AT ANY GIVEN POINT IN TIME. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Personalized illustrations can reflect the investment management fees and expenses incurred in 2014 (or expected to be incurred in 2015, if such amount is expected to be higher) of the available underlying portfolios in different ways. An ARITHMETIC ILLUSTRATION uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A WEIGHTED ILLUSTRATION computes the average of investment management fees and expenses based upon the aggregate assets in the Portfolios at the end of 2014. You may request a weighted illustration that computes the average of investment management fees and expenses of just the EQ Advisors Trust portfolios, just the AXA Allocation portfolios, or all portfolios. If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios. A FUND SPECIFIC ILLUSTRATION uses only the investment management fees and expenses of a specific underlying portfolio. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. You may also request a personalized illustration of the guaranteed interest option.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

Currently, you are entitled to one free illustration each policy year. For each additional illustration in a policy year, we charge $25.

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




Requesting more information

--------------------------------------------------------------------------------



The Statement of Additional Information ("SAI"), dated May 1, 2015, is incorporated into this prospectus by reference and is available upon request, free of charge, by calling our toll free number at 888-855-5100 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations by calling our toll free number at 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.), or asking your financial professional.


You may visit the SEC's web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to MONY America Variable Account K and the policies. You can also review and copy information about MONY America Variable Account K, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04234

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                             PAGE

Who is MONY Life Insurance Company of America?                2

Ways we pay policy proceeds                                   2

Distribution of the policies                                  2

Underwriting a policy                                         2

Insurance regulation that applies to MONY America             2

Custodian and Independent Registered Public Accounting Firm   2

Financial Statements                                          2

                                                                      811-04234

IncentiveLifeLegacy(R) III

Incentive Life Legacy(R)
Incentive Life Legacy(R) II

Flexible premium variable life insurance policies issued by MONY Life Insurance Company of America ("MONY America") with variable investment options offered under MONY America Variable Account K.


STATEMENT OF ADDITIONAL INFORMATION DATED

MAY 1, 2015


--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related IncentiveLifeLegacy(R) III, Incentive Life Legacy(R) or Incentive Life Legacy(R) II prospectus, dated May 1, 2015. Each prospectus provides detailed information concerning the policy and the variable investment options, as well as the guaranteed interest option, that fund the policy. Each variable investment option is a subaccount of MONY America Variable Account K ("Variable Account K"). We established Variable Account K under Arizona Law in 2013. The guaranteed interest option is part of MONY America's general account. Definitions of special terms used in the SAI are found in the prospectuses.

A copy of the prospectuses are available free of charge by writing the Administrative Office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510, (for U.S. residents) or 1-704-341-7000
(outside of the U.S.) through our AXA Equitable interactive telephone service, or by contacting your financial professional.

             TABLE OF CONTENTS

             Who is MONY Life Insurance Company of America?     2

             Ways we pay policy proceeds                        2

             Distribution of the policies                       2

             Underwriting a policy                              2

             Insurance regulation that applies to MONY America  2

             Custodian and independent registered public
               accounting firm                                  2

             Financial statements                               2


Copyright 2015. MONY Life Insurance Company of America, Jersey City, NJ 07310.

 All rights reserved. Incentive Life Legacy(R) is a registered service mark of
                     AXA Equitable Life Insurance Company.


                                                                        #790463

WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?


We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. MONY Life Insurance Company of America is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, AXA exercises significant influence over the operations and capital structure of the Company. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies. The Company is solely responsible for paying all amounts owed to you under your policy.


AXA Advisors, LLC and AXA Distributors, LLC serve as the principal underwriters of the Variable Account and distributor of the Policies.

We are subject to regulation by the state of Arizona and regulation by the Commissioner of Insurance in Arizona. We file an annual statement with the state of Arizona, and periodically, the Commissioner of Insurance for the State of Arizona assesses our liabilities and reserves and those of the Variable Account and assesses their adequacy. We are also subject to the insurance laws and regulation of other states in which we are licensed to operate.

MONY AMERICA VARIABLE ACCOUNT K

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management of investment practices or policies by the SEC.

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve a payee who is not a natural person (for example, a corporation) or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect.

DISTRIBUTION OF THE POLICIES


AXA Advisors distributes these policies pursuant to a selling agreement between AXA Advisors and MONY America. For the years ended 2014, 2013 and 2012, AXA Advisors was paid an administrative services fee of $325,380. MONY America paid AXA Advisors, as the distributor of these policies and as the principal underwriter of MONY America Variable Account K, $22,801,902 in 2014, $0, in 2013, and $0 in 2012. Of these amounts, for each of these three years, AXA Advisors retained $8,878,551, $0, and $0, respectively.

Under a distribution agreement between AXA Distributors and MONY America and certain of MONY America's separate accounts, including Variable Account K, MONY America paid AXA Distributors distribution fees of $19,958,088 in 2014, $0 in 2013 and $0 in 2012 as the distributor of certain policies, including these policies, and as the principal underwriter of several MONY America separate accounts, including Variable Account K. Of these amounts, for each of these three years, AXA Distributors retained $2,193,006, $0 and $0, respectively.


UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured's age; (ii) whether the insured uses tobacco or not; and
(iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 2001 Commissioner's Standard Ordinary Mortality Tables.

INSURANCE REGULATION THAT APPLIES TO MONY AMERICA

We are regulated and supervised by the Arizona State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


AXA Equitable is the custodian for shares of the Trusts owned by Variable Account K. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.

The financial statements of MONY America Variable Account K for the year ended December 31, 2014, and for each of the two years in the period ended December 31, 2014, and the financial statements of MONY America at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.


FINANCIAL STATEMENTS


This SAI contains the audited financial statements for each of the sub-accounts of MONY America Variable Account K (referred to elsewhere in this registration statement as Portfolios) and MONY America. The financial statements have been audited by PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm.


PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to MONY America as permitted by the applicable SEC independence rules.


The financial statements of MONY America should be considered only as bearing upon the ability of MONY America to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in Variable Account K.

MONY LIFE INSURANCE COMPANY OF AMERICA
MONY AMERICA VARIABLE ACCOUNT K

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............  FSA-2
Financial Statements:
   Statements of Assets and Liabilities as of December 31, 2014.......  FSA-3
   Statements of Operations for the Year Ended December 31, 2014...... FSA-25
   Statements of Changes in Net Assets for the Year Ended
     December 31, 2014................................................ FSA-47
   Notes to Financial Statements...................................... FSA-65

MONY LIFE INSURANCE COMPANY OF AMERICA

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............     24
Financial Statements:
   Balance Sheets, December 31, 2014 and December 31, 2013............     25
   Statements of Earnings (Loss), Years Ended December 31, 2014, 2013
     and 2012.........................................................     26
   Statements of Comprehensive Income (Loss), Years Ended December
     31, 2014, 2013 and 2012..........................................     27
   Statements of Shareholder's Equity, Years Ended December 31, 2014,
     2013 and 2012....................................................     28
   Statements of Cash Flows, Years Ended December 31, 2014, 2013 and
     2012.............................................................     29
   Notes to Financial Statements......................................     30

                                 FSA-1  #803328

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
MONY Life Insurance Company of America
and the Contractowners of MONY America Variable Account K of MONY Life Insurance Company of America

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of MONY America Variable Account K of MONY Life Insurance Company of America listed in Note 1 to such financial statements at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2015

                                     FSA-2

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014



                                                                                                  ALL ASSET    AMERICAN CENTURY
                                                        ALL ASSET AGGRESSIVE- ALL ASSET GROWTH-    MODERATE    VP MID CAP VALUE
                                                               ALT 25*             ALT 20*      GROWTH-ALT 15*       FUND
                                                        --------------------- ----------------- -------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.       $303,458           $2,897,667        $531,391       $1,196,419
Receivable for policy-related transactions.............             --                   --              --            3,014
                                                              --------           ----------        --------       ----------
   Total assets........................................        303,458            2,897,667         531,391        1,199,433
                                                              --------           ----------        --------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........             --                   --              --            2,939
                                                              --------           ----------        --------       ----------
   Total liabilities...................................             --                   --              --            2,939
                                                              --------           ----------        --------       ----------
NET ASSETS.............................................       $303,458           $2,897,667        $531,391       $1,196,494
                                                              ========           ==========        ========       ==========

NET ASSETS:
Accumulation unit values...............................        303,458            2,897,664         531,391        1,196,479
Retained by MONY America in Separate Account MLOA K....             --                    3              --               15
                                                              --------           ----------        --------       ----------
TOTAL NET ASSETS.......................................       $303,458           $2,897,667        $531,391       $1,196,494
                                                              ========           ==========        ========       ==========

Investments in shares of the Portfolios, at cost.......       $307,652           $2,902,538        $538,837       $1,033,236
The Portfolios shares held
   Class B.............................................         25,509              149,791          48,003               --
   Class II............................................             --                   --              --           60,273
   Class 4.............................................             --                   --              --               --

                                                          AMERICAN FUNDS
                                                        INSURANCE SERIES(R)
                                                           GLOBAL SMALL       AMERICAN FUNDS
                                                          CAPITALIZATION    INSURANCE SERIES(R)
                                                             FUND/SM/        NEW WORLD FUND(R)
                                                        ------------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $132,221            $173,097
Receivable for policy-related transactions.............         1,919                  86
                                                             --------            --------
   Total assets........................................       134,140             173,183
                                                             --------            --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         1,919                  86
                                                             --------            --------
   Total liabilities...................................         1,919                  86
                                                             --------            --------
NET ASSETS.............................................      $132,221            $173,097
                                                             ========            ========

NET ASSETS:
Accumulation unit values...............................       132,221             173,097
Retained by MONY America in Separate Account MLOA K....            --                  --
                                                             --------            --------
TOTAL NET ASSETS.......................................      $132,221            $173,097
                                                             ========            ========

Investments in shares of the Portfolios, at cost.......      $132,139            $197,196
The Portfolios shares held
   Class B.............................................            --                  --
   Class II............................................            --                  --
   Class 4.............................................         5,101               8,419

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                        AXA 400 MANAGED AXA 500 MANAGED AXA 2000 MANAGED AXA AGGRESSIVE
                                                          VOLATILITY*     VOLATILITY*     VOLATILITY*     ALLOCATION*
                                                        --------------- --------------- ---------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $411,774        $541,732         $389,857      $27,080,197
Receivable for policy-related transactions.............          --             398               --              143
                                                           --------        --------         --------      -----------
   Total assets........................................     411,774         542,130          389,857       27,080,340
                                                           --------        --------         --------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --             398               --              143
                                                           --------        --------         --------      -----------
   Total liabilities...................................          --             398               --              143
                                                           --------        --------         --------      -----------
NET ASSETS.............................................    $411,774        $541,732         $389,857      $27,080,197
                                                           ========        ========         ========      ===========

NET ASSETS:
Accumulation unit values...............................     411,774         541,732          389,857       27,079,236
Retained by MONY America in Separate Account MLOA K....          --              --               --              961
                                                           --------        --------         --------      -----------
TOTAL NET ASSETS.......................................    $411,774        $541,732         $389,857      $27,080,197
                                                           ========        ========         ========      ===========

Investments in shares of the Portfolios, at cost.......    $383,875        $487,500         $372,210      $23,968,067
The Portfolios shares held
   Class A.............................................          --              --               --               82
   Class B.............................................      19,979          28,239           20,725        2,408,026

                                                        AXA BALANCED AXA CONSERVATIVE
                                                         STRATEGY*     ALLOCATION*
                                                        ------------ ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $19,056,059     $3,314,882
Receivable for policy-related transactions.............         109             --
                                                        -----------     ----------
   Total assets........................................  19,056,168      3,314,882
                                                        -----------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         109             --
                                                        -----------     ----------
   Total liabilities...................................         109             --
                                                        -----------     ----------
NET ASSETS............................................. $19,056,059     $3,314,882
                                                        ===========     ==========

NET ASSETS:
Accumulation unit values...............................  19,055,485      3,314,688
Retained by MONY America in Separate Account MLOA K....         574            194
                                                        -----------     ----------
TOTAL NET ASSETS....................................... $19,056,059     $3,314,882
                                                        ===========     ==========

Investments in shares of the Portfolios, at cost....... $17,448,266     $3,374,129
The Portfolios shares held
   Class A.............................................          --             82
   Class B.............................................   1,346,315        346,708

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014


                                                        AXA CONSERVATIVE AXA CONSERVATIVE AXA CONSERVATIVE-  AXA GLOBAL EQUITY
                                                        GROWTH STRATEGY*    STRATEGY*     PLUS ALLOCATION*  MANAGED VOLATILITY*
                                                        ---------------- ---------------- ----------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $4,788,591       $1,927,035       $6,322,781         $7,014,882
Receivable for shares of the Portfolios sold...........            --               --           13,722              2,986
Receivable for policy-related transactions.............            46            1,312               --                 --
                                                           ----------       ----------       ----------         ----------
   Total assets........................................     4,788,637        1,928,347        6,336,503          7,017,868
                                                           ----------       ----------       ----------         ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            46            1,312               --                 --
Payable for policy-related transactions................            --               --           13,697              2,986
                                                           ----------       ----------       ----------         ----------
   Total liabilities...................................            46            1,312           13,697              2,986
                                                           ----------       ----------       ----------         ----------
NET ASSETS.............................................    $4,788,591       $1,927,035       $6,322,806         $7,014,882
                                                           ==========       ==========       ==========         ==========

NET ASSETS:
Accumulation unit values...............................     4,788,591        1,927,030        6,322,797          7,014,705
Retained by MONY America in Separate Account MLOA K....            --                5                9                177
                                                           ----------       ----------       ----------         ----------
TOTAL NET ASSETS.......................................    $4,788,591       $1,927,035       $6,322,806         $7,014,882
                                                           ==========       ==========       ==========         ==========

Investments in shares of the Portfolios, at cost.......    $4,462,413       $1,858,256       $6,121,113         $5,242,774
The Portfolios shares held
   Class A.............................................            --               --            9,329                 --
   Class B.............................................       356,555          162,589          625,265            472,172

                                                                    AXA INTERNATIONAL
                                                        AXA GROWTH    CORE MANAGED
                                                        STRATEGY*      VOLATILITY*
                                                        ----------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $19,989,415    $3,480,818
Receivable for shares of the Portfolios sold...........      10,167            --
Receivable for policy-related transactions.............          --            --
                                                        -----------    ----------
   Total assets........................................  19,999,582     3,480,818
                                                        -----------    ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --            --
Payable for policy-related transactions................      10,167            --
                                                        -----------    ----------
   Total liabilities...................................      10,167            --
                                                        -----------    ----------
NET ASSETS............................................. $19,989,415    $3,480,818
                                                        ===========    ==========

NET ASSETS:
Accumulation unit values...............................  19,989,415     3,480,717
Retained by MONY America in Separate Account MLOA K....          --           101
                                                        -----------    ----------
TOTAL NET ASSETS....................................... $19,989,415    $3,480,818
                                                        ===========    ==========

Investments in shares of the Portfolios, at cost....... $17,561,921    $3,295,350
The Portfolios shares held
   Class A.............................................          --            --
   Class B.............................................   1,253,335       364,683

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                            AXA INTERNATIONAL AXA LARGE CAP AXA LARGE CAP
                                                         AXA INTERNATIONAL    VALUE MANAGED   CORE MANAGED  GROWTH MANAGED
                                                        MANAGED VOLATILITY*    VOLATILITY*     VOLATILITY*   VOLATILITY*
                                                        ------------------- ----------------- ------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $275,708          $4,161,683      $2,242,566     $5,967,186
Receivable for shares of the Portfolios sold...........            --                  --              --             --
Receivable for policy-related transactions.............            --                 121             477            268
                                                             --------          ----------      ----------     ----------
   Total assets........................................       275,708           4,161,804       2,243,043      5,967,454
                                                             --------          ----------      ----------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --                 121             442            268
Payable for policy-related transactions................            --                  --              --             --
                                                             --------          ----------      ----------     ----------
   Total liabilities...................................            --                 121             442            268
                                                             --------          ----------      ----------     ----------
NET ASSETS.............................................      $275,708          $4,161,683      $2,242,601     $5,967,186
                                                             ========          ==========      ==========     ==========

NET ASSETS:
Accumulation unit values...............................       275,708           4,161,248       2,242,591      5,967,145
Retained by MONY America in Separate Account MLOA K....            --                 435              10             41
                                                             --------          ----------      ----------     ----------
TOTAL NET ASSETS.......................................      $275,708          $4,161,683      $2,242,601     $5,967,186
                                                             ========          ==========      ==========     ==========

Investments in shares of the Portfolios, at cost.......      $280,611          $3,567,016      $1,753,866     $3,721,991
The Portfolios shares held
   Class A.............................................            --              99,437              --          9,002
   Class B.............................................        22,477             250,283         242,280        211,363

                                                        AXA LARGE CAP
                                                        VALUE MANAGED  AXA MID CAP VALUE
                                                         VOLATILITY*  MANAGED VOLATILITY*
                                                        ------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $6,288,039       $3,860,763
Receivable for shares of the Portfolios sold...........          --               17
Receivable for policy-related transactions.............          20               --
                                                         ----------       ----------
   Total assets........................................   6,288,059        3,860,780
                                                         ----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           4               --
Payable for policy-related transactions................          --               17
                                                         ----------       ----------
   Total liabilities...................................           4               17
                                                         ----------       ----------
NET ASSETS.............................................  $6,288,055       $3,860,763
                                                         ==========       ==========

NET ASSETS:
Accumulation unit values...............................   6,256,188        3,853,054
Retained by MONY America in Separate Account MLOA K....      31,867            7,709
                                                         ----------       ----------
TOTAL NET ASSETS.......................................  $6,288,055       $3,860,763
                                                         ==========       ==========

Investments in shares of the Portfolios, at cost.......  $4,028,008       $2,256,718
The Portfolios shares held
   Class A.............................................       3,547           21,362
   Class B.............................................     394,701          231,103

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.


                                     FSA-6

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                        AXA MODERATE   AXA MODERATE   AXA MODERATE-PLUS AXA/LOOMIS SAYLES
                                                        ALLOCATION*  GROWTH STRATEGY*    ALLOCATION*         GROWTH*
                                                        ------------ ---------------- ----------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $36,872,703    $51,266,027       $82,169,503       $1,732,854
Receivable for policy-related transactions.............       4,371         32,764             2,308              111
                                                        -----------    -----------       -----------       ----------
   Total assets........................................  36,877,074     51,298,791        82,171,811        1,732,965
                                                        -----------    -----------       -----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........       4,371         32,764             2,308              113
                                                        -----------    -----------       -----------       ----------
   Total liabilities...................................       4,371         32,764             2,308              113
                                                        -----------    -----------       -----------       ----------
NET ASSETS............................................. $36,872,703    $51,266,027       $82,169,503       $1,732,852
                                                        ===========    ===========       ===========       ==========

NET ASSETS:
Accumulation unit values...............................  36,865,729     51,266,017        82,167,801        1,725,148
Retained by MONY America in Separate Account MLOA K....       6,974             10             1,702            7,704
                                                        -----------    -----------       -----------       ----------
TOTAL NET ASSETS....................................... $36,872,703    $51,266,027       $82,169,503       $1,732,852
                                                        ===========    ===========       ===========       ==========

Investments in shares of the Portfolios, at cost....... $34,609,054    $46,086,701       $77,307,020       $1,912,268
The Portfolios shares held
   Class A.............................................         398             --             4,388               --
   Class B.............................................   2,617,454      3,346,605         7,369,113          304,044

                                                        CHARTER/SM/ MULTI- CHARTER/SM/ SMALL
                                                          SECTOR BOND*       CAP GROWTH*
                                                        ----------------   ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,828,921        $2,057,077
Receivable for policy-related transactions.............            81             6,986
                                                           ----------        ----------
   Total assets........................................     1,829,002         2,064,063
                                                           ----------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            81             6,986
                                                           ----------        ----------
   Total liabilities...................................            81             6,986
                                                           ----------        ----------
NET ASSETS.............................................    $1,828,921        $2,057,077
                                                           ==========        ==========

NET ASSETS:
Accumulation unit values...............................     1,828,610         2,025,094
Retained by MONY America in Separate Account MLOA K....           311            31,983
                                                           ----------        ----------
TOTAL NET ASSETS.......................................    $1,828,921        $2,057,077
                                                           ==========        ==========

Investments in shares of the Portfolios, at cost.......    $1,872,402        $1,352,231
The Portfolios shares held
   Class A.............................................            --                --
   Class B.............................................       477,391           172,416

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014


                                                        CHARTER/SM/ SMALL  DREYFUS STOCK   EQ/ALLIANCEBERNSTEIN
                                                          CAP VALUE*      INDEX FUND, INC.  SMALL CAP GROWTH*
                                                        ---------------   ---------------- --------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $985,021         $23,401,488         $3,446,572
Receivable for policy-related transactions.............          24                  --              2,158
                                                           --------         -----------         ----------
   Total assets........................................     985,045          23,401,488          3,448,730
                                                           --------         -----------         ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          24                  --              2,133
                                                           --------         -----------         ----------
   Total liabilities...................................          24                  --              2,133
                                                           --------         -----------         ----------
NET ASSETS.............................................    $985,021         $23,401,488         $3,446,597
                                                           ========         ===========         ==========

NET ASSETS:
Accumulation unit values...............................     984,735          23,330,840          3,446,576
Retained by MONY America in Separate Account MLOA K....         286              70,648                 21
                                                           --------         -----------         ----------
TOTAL NET ASSETS.......................................    $985,021         $23,401,488         $3,446,597
                                                           ========         ===========         ==========

Investments in shares of the Portfolios, at cost.......    $690,204         $16,444,691         $2,974,245
The Portfolios shares held
   Class A.............................................          --                  --                206
   Class B.............................................      64,266                  --            182,551
   Initial Shares......................................          --             520,149                 --

                                                                               EQ/BOSTON     EQ/CALVERT
                                                           EQ/BLACKROCK     ADVISORS EQUITY   SOCIALLY
                                                        BASIC VALUE EQUITY*     INCOME*     RESPONSIBLE*
                                                        ------------------- --------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $8,016,369        $9,503,427      $174,087
Receivable for policy-related transactions.............          8,195               892             8
                                                            ----------        ----------      --------
   Total assets........................................      8,024,564         9,504,319       174,095
                                                            ----------        ----------      --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          8,195               892             8
                                                            ----------        ----------      --------
   Total liabilities...................................          8,195               892             8
                                                            ----------        ----------      --------
NET ASSETS.............................................     $8,016,369        $9,503,427      $174,087
                                                            ==========        ==========      ========

NET ASSETS:
Accumulation unit values...............................      8,016,179         9,503,396       174,087
Retained by MONY America in Separate Account MLOA K....            190                31            --
                                                            ----------        ----------      --------
TOTAL NET ASSETS.......................................     $8,016,369        $9,503,427      $174,087
                                                            ==========        ==========      ========

Investments in shares of the Portfolios, at cost.......     $5,461,414        $8,301,877      $156,238
The Portfolios shares held
   Class A.............................................             --         1,164,010           330
   Class B.............................................        371,667           277,625        13,714
   Initial Shares......................................             --                --            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                            EQ/CAPITAL     EQ/COMMON STOCK
                                                        GUARDIAN RESEARCH*     INDEX*      EQ/CORE BOND INDEX*
                                                        ------------------ --------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $875,752        $11,084,863       $12,840,927
Receivable for shares of the Portfolios sold...........            --                522                --
Receivable for policy-related transactions.............            25                 --             6,280
                                                             --------        -----------       -----------
   Total assets........................................       875,777         11,085,385        12,847,207
                                                             --------        -----------       -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --                 --             6,280
Payable for policy-related transactions................            --                522                --
                                                             --------        -----------       -----------
   Total liabilities...................................            --                522             6,280
                                                             --------        -----------       -----------
NET ASSETS.............................................      $875,777        $11,084,863       $12,840,927
                                                             ========        ===========       ===========

NET ASSETS:
Accumulation unit values...............................       875,762         11,084,863        12,749,691
Retained by MONY America in Separate Account MLOA K....            15                 --            91,236
                                                             --------        -----------       -----------
TOTAL NET ASSETS.......................................      $875,777        $11,084,863       $12,840,927
                                                             ========        ===========       ===========

Investments in shares of the Portfolios, at cost.......      $622,571        $ 7,705,938       $12,637,539
The Portfolios shares held
   Class A.............................................         2,976              1,311         1,026,970
   Class B.............................................        39,074            422,888           260,136

                                                                             EQ/GAMCO MERGERS  EQ/GAMCO SMALL
                                                        EQ/EQUITY 500 INDEX* AND ACQUISITIONS* COMPANY VALUE*
                                                        -------------------- ----------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $15,128,186         $1,360,087      $16,825,380
Receivable for shares of the Portfolios sold...........              --                 --               --
Receivable for policy-related transactions.............           2,373                223            1,138
                                                            -----------         ----------      -----------
   Total assets........................................      15,130,559          1,360,310       16,826,518
                                                            -----------         ----------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           2,323                223            1,140
Payable for policy-related transactions................              --                 --               --
                                                            -----------         ----------      -----------
   Total liabilities...................................           2,323                223            1,140
                                                            -----------         ----------      -----------
NET ASSETS.............................................     $15,128,236         $1,360,087      $16,825,378
                                                            ===========         ==========      ===========

NET ASSETS:
Accumulation unit values...............................      15,128,212          1,359,719       16,774,253
Retained by MONY America in Separate Account MLOA K....              24                368           51,125
                                                            -----------         ----------      -----------
TOTAL NET ASSETS.......................................     $15,128,236         $1,360,087      $16,825,378
                                                            ===========         ==========      ===========

Investments in shares of the Portfolios, at cost.......     $10,705,850         $1,338,660      $12,097,663
The Portfolios shares held
   Class A.............................................              --                 --               --
   Class B.............................................         428,649            105,721          302,221

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                        EQ/GLOBAL  EQ/INTERMEDIATE  EQ/INTERNATIONAL EQ/INVESCO EQ/JPMORGAN VALUE
                                                        BOND PLUS* GOVERNMENT BOND*  EQUITY INDEX*   COMSTOCK*   OPPORTUNITIES*
                                                        ---------- ---------------- ---------------- ---------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $1,699,997    $7,905,216       $7,456,530    $2,963,142    $1,121,980
Receivable for policy-related transactions.............      6,338         1,703              299            --            --
                                                        ----------    ----------       ----------    ----------    ----------
   Total assets........................................  1,706,335     7,906,919        7,456,829     2,963,142     1,121,980
                                                        ----------    ----------       ----------    ----------    ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........      6,288         3,138              299            29            --
Payable for policy-related transactions................         --            --               --           153            --
                                                        ----------    ----------       ----------    ----------    ----------
   Total liabilities...................................      6,288         3,138              299           182            --
                                                        ----------    ----------       ----------    ----------    ----------
NET ASSETS............................................. $1,700,047    $7,903,781       $7,456,530    $2,962,960    $1,121,980
                                                        ==========    ==========       ==========    ==========    ==========

NET ASSETS:
Accumulation unit values...............................  1,700,023     7,776,818        7,456,461     2,962,947     1,121,980
Retained by MONY America in Separate Account MLOA K....         24       126,963               69            13            --
                                                        ----------    ----------       ----------    ----------    ----------
TOTAL NET ASSETS....................................... $1,700,047    $7,903,781       $7,456,530    $2,962,960    $1,121,980
                                                        ==========    ==========       ==========    ==========    ==========

Investments in shares of the Portfolios, at cost....... $1,812,478    $7,653,453       $7,289,404    $2,441,954    $  787,002
The Portfolios shares held
   Class A.............................................         --       678,269          317,610            --            49
   Class B.............................................    184,774        89,156          535,655       196,722        70,431

                                                        EQ/LARGE CAP
                                                        GROWTH INDEX*
                                                        -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $2,594,608
Receivable for policy-related transactions.............         111
                                                         ----------
   Total assets........................................   2,594,719
                                                         ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          61
Payable for policy-related transactions................          --
                                                         ----------
   Total liabilities...................................          61
                                                         ----------
NET ASSETS.............................................  $2,594,658
                                                         ==========

NET ASSETS:
Accumulation unit values...............................   2,594,643
Retained by MONY America in Separate Account MLOA K....          15
                                                         ----------
TOTAL NET ASSETS.......................................  $2,594,658
                                                         ==========

Investments in shares of the Portfolios, at cost.......  $2,186,313
The Portfolios shares held
   Class A.............................................          --
   Class B.............................................     213,068

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-10

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                              EQ/MFS
                                                        EQ/LARGE CAP VALUE INTERNATIONAL
                                                              INDEX*          GROWTH*    EQ/MID CAP INDEX* EQ/MONEY MARKET*
                                                        ------------------ ------------- ----------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $1,904,721      $5,340,602      $4,481,241        $8,979,229
Receivable for shares of the Portfolios sold...........             --              --              --                --
Receivable for policy-related transactions.............            366              78             315                --
                                                            ----------      ----------      ----------        ----------
   Total assets........................................      1,905,087       5,340,680       4,481,556         8,979,229
                                                            ----------      ----------      ----------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            403               3             275            33,177
Payable for policy-related transactions................             --              --              --           176,156
                                                            ----------      ----------      ----------        ----------
   Total liabilities...................................            403               3             275           209,333
                                                            ----------      ----------      ----------        ----------
NET ASSETS.............................................     $1,904,684      $5,340,677      $4,481,281        $8,769,896
                                                            ==========      ==========      ==========        ==========

NET ASSETS:
Accumulation unit values...............................      1,904,485       5,340,666       4,481,270         8,769,774
Retained by MONY America in Separate Account MLOA K....            199              11              11               122
                                                            ----------      ----------      ----------        ----------
TOTAL NET ASSETS.......................................     $1,904,684      $5,340,677      $4,481,281        $8,769,896
                                                            ==========      ==========      ==========        ==========

Investments in shares of the Portfolios, at cost.......     $1,277,513      $5,207,389      $2,770,203        $8,979,239
The Portfolios shares held
   Class A.............................................             --              --              --         1,472,411
   Class B.............................................        224,440         801,345         337,202         7,506,015

                                                        EQ/MORGAN STANLEY EQ/PIMCO ULTRA
                                                         MID CAP GROWTH*   SHORT BOND*
                                                        ----------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $7,094,455       $4,179,877
Receivable for shares of the Portfolios sold...........           476               --
Receivable for policy-related transactions.............            --               56
                                                           ----------       ----------
   Total assets........................................     7,094,931        4,179,933
                                                           ----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --               56
Payable for policy-related transactions................           476               --
                                                           ----------       ----------
   Total liabilities...................................           476               56
                                                           ----------       ----------
NET ASSETS.............................................    $7,094,455       $4,179,877
                                                           ==========       ==========

NET ASSETS:
Accumulation unit values...............................     7,094,453        4,179,834
Retained by MONY America in Separate Account MLOA K....             2               43
                                                           ----------       ----------
TOTAL NET ASSETS.......................................    $7,094,455       $4,179,877
                                                           ==========       ==========

Investments in shares of the Portfolios, at cost.......    $6,567,316       $4,218,495
The Portfolios shares held
   Class A.............................................       139,071          116,989
   Class B.............................................       261,156          306,931

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-11

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014


                                                        EQ/QUALITY BOND EQ/SMALL COMPANY EQ/T. ROWE PRICE EQ/UBS GROWTH &
                                                             PLUS*           INDEX*       GROWTH STOCK*       INCOME*
                                                        --------------- ---------------- ---------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $1,653,447       $6,179,742       $6,563,434       $991,276
Receivable for policy-related transactions.............        6,407               59               92             --
                                                          ----------       ----------       ----------       --------
   Total assets........................................    1,659,854        6,179,801        6,563,526        991,276
                                                          ----------       ----------       ----------       --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        6,407               59               92             --
                                                          ----------       ----------       ----------       --------
   Total liabilities...................................        6,407               59               92             --
                                                          ----------       ----------       ----------       --------
NET ASSETS.............................................   $1,653,447       $6,179,742       $6,563,434       $991,276
                                                          ==========       ==========       ==========       ========

NET ASSETS:
Accumulation unit values...............................    1,652,454        6,179,603        6,554,505        965,115
Retained by MONY America in Separate Account MLOA K....          993              139            8,929         26,161
                                                          ----------       ----------       ----------       --------
TOTAL NET ASSETS.......................................   $1,653,447       $6,179,742       $6,563,434       $991,276
                                                          ==========       ==========       ==========       ========

Investments in shares of the Portfolios, at cost.......   $1,704,797       $5,183,626       $4,374,345       $704,261
The Portfolios shares held
   Class A.............................................        2,085          172,918               --             --
   Class B.............................................      192,272          355,152          182,591        101,036
   Initial Class.......................................           --               --               --             --

                                                                       FIDELITY(R) VIP ASSET
                                                        EQ/WELLS FARGO        MANAGER
                                                        OMEGA GROWTH*        PORTFOLIO
                                                        -------------- ---------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $5,595,692          $7,187
Receivable for policy-related transactions.............        4,266              --
                                                          ----------          ------
   Total assets........................................    5,599,958           7,187
                                                          ----------          ------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        4,266              --
                                                          ----------          ------
   Total liabilities...................................        4,266              --
                                                          ----------          ------
NET ASSETS.............................................   $5,595,692          $7,187
                                                          ==========          ======

NET ASSETS:
Accumulation unit values...............................    5,595,660           7,187
Retained by MONY America in Separate Account MLOA K....           32              --
                                                          ----------          ------
TOTAL NET ASSETS.......................................   $5,595,692          $7,187
                                                          ==========          ======

Investments in shares of the Portfolios, at cost.......   $5,735,380          $6,351
The Portfolios shares held
   Class A.............................................           --              --
   Class B.............................................      504,651              --
   Initial Class.......................................           --             419

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-12

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                        FIDELITY(R) VIP FIDELITY(R) VIP
                                                         CONTRAFUND(R)  GROWTH & INCOME FIDELITY(R) VIP MID FRANKLIN INCOME VIP
                                                           PORTFOLIO       PORTFOLIO       CAP PORTFOLIO           FUND
                                                        --------------- --------------- ------------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $7,016,903      $1,283,395        $1,622,343           $395,086
Receivable for shares of the Portfolios sold...........        1,636              --                --                 --
Receivable for policy-related transactions.............           --             359             1,284                 --
                                                          ----------      ----------        ----------           --------
   Total assets........................................    7,018,539       1,283,754         1,623,627            395,086
                                                          ----------      ----------        ----------           --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           --             359             1,234                 --
Payable for policy-related transactions................        1,636              --                --                 --
                                                          ----------      ----------        ----------           --------
   Total liabilities...................................        1,636             359             1,234                 --
                                                          ----------      ----------        ----------           --------
NET ASSETS.............................................   $7,016,903      $1,283,395        $1,622,393           $395,086
                                                          ==========      ==========        ==========           ========

NET ASSETS:
Accumulation unit values...............................    7,013,465       1,283,390         1,622,384            394,909
Retained by MONY America in Separate Account MLOA K....        3,438               5                 9                177
                                                          ----------      ----------        ----------           --------
TOTAL NET ASSETS.......................................   $7,016,903      $1,283,395        $1,622,393           $395,086
                                                          ==========      ==========        ==========           ========
Investments in shares of the Portfolios, at cost.......   $4,306,472      $  921,201        $1,503,138           $364,120
The Portfolios shares held
   Class 2.............................................           --              --                --             24,693
   Initial Class.......................................      120,228          40,116                --                 --
   Service Class 2.....................................       68,806          22,016            44,038                 --

                                                        FRANKLIN MUTUAL  FRANKLIN RISING
                                                        SHARES VIP FUND DIVIDENDS VIP FUND
                                                        --------------- ------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $374,077         $3,449,418
Receivable for shares of the Portfolios sold...........          --                 --
Receivable for policy-related transactions.............         100              1,132
                                                           --------         ----------
   Total assets........................................     374,177          3,450,550
                                                           --------         ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          25              1,132
Payable for policy-related transactions................          --                 --
                                                           --------         ----------
   Total liabilities...................................          25              1,132
                                                           --------         ----------
NET ASSETS.............................................    $374,152         $3,449,418
                                                           ========         ==========

NET ASSETS:
Accumulation unit values...............................     374,148          3,449,039
Retained by MONY America in Separate Account MLOA K....           4                379
                                                           --------         ----------
TOTAL NET ASSETS.......................................    $374,152         $3,449,418
                                                           ========         ==========
Investments in shares of the Portfolios, at cost.......    $316,046         $2,871,470
The Portfolios shares held
   Class 2.............................................      16,552            118,700
   Initial Class.......................................          --                 --
   Service Class 2.....................................          --                 --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-13

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                                                 INVESCO V.I.
                                                        FRANKLIN SMALL CAP FRANKLIN STRATEGIC GOLDMAN SACHS VIT   DIVERSIFIED
                                                          VALUE VIP FUND    INCOME VIP FUND   MID CAP VALUE FUND DIVIDEND FUND
                                                        ------------------ ------------------ ------------------ -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $268,771          $2,381,358          $760,568       $2,635,301
Receivable for policy-related transactions.............         2,610               5,089                50               25
                                                             --------          ----------          --------       ----------
   Total assets........................................       271,381           2,386,447           760,618        2,635,326
                                                             ========          ==========          ========       ==========

LIABILITIES:
Payable for shares of the Portfolios purchased.........         2,610               5,064                --               --
                                                             --------          ----------          --------       ----------
   Total liabilities...................................         2,610               5,064                --               --
                                                             --------          ----------          --------       ----------
NET ASSETS.............................................      $268,771          $2,381,383          $760,618       $2,635,326
                                                             ========          ==========          ========       ==========

NET ASSETS:
Accumulation unit values...............................       268,771           2,381,370           760,602        2,635,303
Retained by MONY America in Separate Account MLOA K....            --                  13                16               23
                                                             --------          ----------          --------       ----------
TOTAL NET ASSETS.......................................      $268,771          $2,381,383          $760,618       $2,635,326
                                                             ========          ==========          ========       ==========

Investments in shares of the Portfolios, at cost.......      $240,974          $2,525,048          $766,321       $1,816,827
The Portfolios shares held
   Class 2.............................................        12,042             206,178                --               --
   Series I............................................            --                  --                --          113,542
   Service Shares......................................            --                  --            43,586               --

                                                        INVESCO V.I. GLOBAL INVESCO V.I. GLOBAL
                                                         CORE EQUITY FUND    HEALTH CARE FUND
                                                        ------------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.       $2,730              $88,103
Receivable for policy-related transactions.............           --                   25
                                                              ------              -------
   Total assets........................................        2,730               88,128
                                                              ======              =======

LIABILITIES:
Payable for shares of the Portfolios purchased.........           --                   --
                                                              ------              -------
   Total liabilities...................................           --                   --
                                                              ------              -------
NET ASSETS.............................................       $2,730              $88,128
                                                              ======              =======

NET ASSETS:
Accumulation unit values...............................        2,694               88,104
Retained by MONY America in Separate Account MLOA K....           36                   24
                                                              ------              -------
TOTAL NET ASSETS.......................................       $2,730              $88,128
                                                              ======              =======

Investments in shares of the Portfolios, at cost.......       $2,374              $61,771
The Portfolios shares held
   Class 2.............................................           --                   --
   Series I............................................          305                2,608
   Service Shares......................................           --                   --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                            INVESCO V.I.
                                                        INVESCO V.I. GLOBAL INTERNATIONAL   INVESCO V.I. MID   INVESCO V.I. SMALL
                                                         REAL ESTATE FUND    GROWTH FUND  CAP CORE EQUITY FUND  CAP EQUITY FUND
                                                        ------------------- ------------- -------------------- ------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $2,113,249       $1,414,009         $371,339            $305,318
Receivable for shares of the Portfolios sold...........             --               --               --                  --
Receivable for policy-related transactions.............          3,438            4,606               50                  75
                                                            ----------       ----------         --------            --------
   Total assets........................................      2,116,687        1,418,615          371,389             305,393
                                                            ----------       ----------         --------            --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          3,438            4,536               --                  --
Payable for policy-related transactions................             --               --               --                  --
                                                            ----------       ----------         --------            --------
   Total liabilities...................................          3,438            4,536               --                  --
                                                            ----------       ----------         --------            --------
NET ASSETS.............................................     $2,113,249       $1,414,079         $371,389            $305,393
                                                            ==========       ==========         ========            ========

NET ASSETS:
Accumulation unit values...............................      2,113,234        1,414,064          371,364             305,387
Retained by MONY America in Separate Account MLOA K....             15               15               25                   6
                                                            ----------       ----------         --------            --------
TOTAL NET ASSETS.......................................     $2,113,249       $1,414,079         $371,389            $305,393
                                                            ==========       ==========         ========            ========

Investments in shares of the Portfolios, at cost.......     $1,922,219       $1,288,940         $367,904            $273,270
The Portfolios shares held
   Common Shares.......................................             --               --               --                  --
   Series I............................................             --               --               --                  --
   Series II...........................................        125,864           41,081           26,831              13,292

                                                         INVESCO V.I.   IVY FUNDS VIP
                                                        TECHNOLOGY FUND    ENERGY
                                                        --------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $38,972      $1,300,853
Receivable for shares of the Portfolios sold...........          --             853
Receivable for policy-related transactions.............          --              --
                                                            -------      ----------
   Total assets........................................      38,972       1,301,706
                                                            -------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --              --
Payable for policy-related transactions................          --             793
                                                            -------      ----------
   Total liabilities...................................          --             793
                                                            -------      ----------
NET ASSETS.............................................     $38,972      $1,300,913
                                                            =======      ==========

NET ASSETS:
Accumulation unit values...............................      38,715       1,300,901
Retained by MONY America in Separate Account MLOA K....         257              12
                                                            -------      ----------
TOTAL NET ASSETS.......................................     $38,972      $1,300,913
                                                            =======      ==========

Investments in shares of the Portfolios, at cost.......     $33,511      $1,379,955
The Portfolios shares held
   Common Shares.......................................          --         199,888
   Series I............................................       1,973              --
   Series II...........................................          --              --

-----------
The accompanying notes are an integral part of these financial statements.


                                    FSA-15

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                                             IVY FUNDS VIP
                                                        IVY FUNDS VIP HIGH IVY FUNDS VIP MID  SCIENCE AND  IVY FUNDS VIP SMALL
                                                              INCOME          CAP GROWTH      TECHNOLOGY       CAP GROWTH
                                                        ------------------ ----------------- ------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $1,531,391        $1,507,284       $820,232         $774,169
Receivable for policy-related transactions.............          3,173             1,257            861               52
                                                            ----------        ----------       --------         --------
   Total assets........................................      1,534,564         1,508,541        821,093          774,221
                                                            ----------        ----------       --------         --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          3,173             1,257            861               27
                                                            ----------        ----------       --------         --------
   Total liabilities...................................          3,173             1,257            861               27
                                                            ----------        ----------       --------         --------
NET ASSETS.............................................     $1,531,391        $1,507,284       $820,232         $774,194
                                                            ==========        ==========       ========         ========

NET ASSETS:
Accumulation unit values...............................      1,531,391         1,506,974        820,232          774,183
Retained by MONY America in Separate Account MLOA K....             --               310             --               11
                                                            ----------        ----------       --------         --------
TOTAL NET ASSETS.......................................     $1,531,391        $1,507,284       $820,232         $774,194
                                                            ==========        ==========       ========         ========

Investments in shares of the Portfolios, at cost.......     $1,581,618        $1,314,508       $833,069         $752,034
The Portfolios shares held
   Common Shares.......................................        397,702           138,991         32,779           63,705
   Institutional Shares................................             --                --             --               --

                                                        JANUS ASPEN SERIES
                                                            ENTERPRISE     JANUS ASPEN SERIES
                                                            PORTFOLIO       FORTY PORTFOLIO
                                                        ------------------ ------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $429,753          $2,208,664
Receivable for policy-related transactions.............            --                  50
                                                             --------          ----------
   Total assets........................................       429,753           2,208,714
                                                             --------          ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --                  --
                                                             --------          ----------
   Total liabilities...................................            --                  --
                                                             --------          ----------
NET ASSETS.............................................      $429,753          $2,208,714
                                                             ========          ==========

NET ASSETS:
Accumulation unit values...............................       429,461           2,208,699
Retained by MONY America in Separate Account MLOA K....           292                  15
                                                             --------          ----------
TOTAL NET ASSETS.......................................      $429,753          $2,208,714
                                                             ========          ==========

Investments in shares of the Portfolios, at cost.......      $288,319          $1,701,107
The Portfolios shares held
   Common Shares.......................................            --                  --
   Institutional Shares................................         6,958              54,846

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                        JANUS ASPEN SERIES JANUS ASPEN SERIES JANUS ASPEN SERIES
                                                         GLOBAL RESEARCH        OVERSEAS       PERKINS MID CAP
                                                            PORTFOLIO          PORTFOLIO       VALUE PORTFOLIO
                                                        ------------------ ------------------ ------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $368,103           $130,505          $2,528,382
Receivable for policy-related transactions.............            --                 25                  --
                                                             --------           --------          ----------
   Total assets........................................       368,103            130,530           2,528,382
                                                             --------           --------          ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --                 --                  --
                                                             --------           --------          ----------
   Total liabilities...................................            --                 --                  --
                                                             --------           --------          ----------
NET ASSETS.............................................      $368,103           $130,530          $2,528,382
                                                             ========           ========          ==========

NET ASSETS:
Accumulation unit values...............................       359,769            130,513           2,527,563
Retained by MONY America in Separate Account MLOA K....         8,334                 17                 819
                                                             --------           --------          ----------
TOTAL NET ASSETS.......................................      $368,103           $130,530          $2,528,382
                                                             ========           ========          ==========

Investments in shares of the Portfolios, at cost.......      $260,974           $137,451          $2,186,370
The Portfolios shares held
   Institutional Shares................................         8,881              4,008                  --
   Service Class.......................................            --                 --                  --
   Service Shares......................................            --                 --             137,487

                                                        LAZARD RETIREMENT                      MFS(R) INVESTORS
                                                        EMERGING MARKETS  MFS(R) INTERNATIONAL   GROWTH STOCK
                                                        EQUITY PORTFOLIO    VALUE PORTFOLIO         SERIES
                                                        ----------------- -------------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $3,135,430          $3,282,154          $154,591
Receivable for policy-related transactions.............         1,158               4,543                90
                                                           ----------          ----------          --------
   Total assets........................................     3,136,588           3,286,697           154,681
                                                           ----------          ----------          --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         1,158               4,543                --
                                                           ----------          ----------          --------
   Total liabilities...................................         1,158               4,543                --
                                                           ----------          ----------          --------
NET ASSETS.............................................    $3,135,430          $3,282,154          $154,681
                                                           ==========          ==========          ========

NET ASSETS:
Accumulation unit values...............................     3,134,938           3,281,981           154,675
Retained by MONY America in Separate Account MLOA K....           492                 173                 6
                                                           ----------          ----------          --------
TOTAL NET ASSETS.......................................    $3,135,430          $3,282,154          $154,681
                                                           ==========          ==========          ========

Investments in shares of the Portfolios, at cost.......    $3,357,823          $3,002,583          $130,223
The Portfolios shares held
   Institutional Shares................................            --                  --                --
   Service Class.......................................            --             153,086             9,891
   Service Shares......................................       157,086                  --                --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                        MFS(R) INVESTORS MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER
                                                          TRUST SERIES        SERIES      AGGRESSIVE EQUITY*  CORE BOND*
                                                        ---------------- ---------------- ------------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $191,489         $75,990          $3,001,133     $12,157,363
Receivable for policy-related transactions.............           --              25               1,888          13,133
                                                            --------         -------          ----------     -----------
   Total assets........................................      191,489          76,015           3,003,021      12,170,496
                                                            --------         -------          ----------     -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           --              --               1,863          13,133
                                                            --------         -------          ----------     -----------
   Total liabilities...................................           --              --               1,863          13,133
                                                            --------         -------          ----------     -----------
NET ASSETS.............................................     $191,489         $76,015          $3,001,158     $12,157,363
                                                            ========         =======          ==========     ===========

NET ASSETS:
Accumulation unit values...............................      191,458          75,991           3,001,144      12,157,117
Retained by MONY America in Separate Account MLOA K....           31              24                  14             246
                                                            --------         -------          ----------     -----------
TOTAL NET ASSETS.......................................     $191,489         $76,015          $3,001,158     $12,157,363
                                                            ========         =======          ==========     ===========

Investments in shares of the Portfolios, at cost.......     $176,900         $66,933          $2,045,682     $12,582,646
The Portfolios shares held
   Class A.............................................           --              --                  --         957,458
   Class B.............................................           --              --              69,151         268,223
   Initial Class.......................................           --           2,238                  --              --
   Service Class.......................................        6,355              --                  --              --

                                                        MULTIMANAGER MID MULTIMANAGER MID
                                                          CAP GROWTH*       CAP VALUE*
                                                        ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $994,704        $1,724,645
Receivable for policy-related transactions.............          267                25
                                                            --------        ----------
   Total assets........................................      994,971         1,724,670
                                                            --------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          242                --
                                                            --------        ----------
   Total liabilities...................................          242                --
                                                            --------        ----------
NET ASSETS.............................................     $994,729        $1,724,670
                                                            ========        ==========

NET ASSETS:
Accumulation unit values...............................      994,705         1,724,665
Retained by MONY America in Separate Account MLOA K....           24                 5
                                                            --------        ----------
TOTAL NET ASSETS.......................................     $994,729        $1,724,670
                                                            ========        ==========

Investments in shares of the Portfolios, at cost.......     $974,907        $1,173,746
The Portfolios shares held
   Class A.............................................           --                --
   Class B.............................................      110,085           124,379
   Initial Class.......................................           --                --
   Service Class.......................................           --                --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-18

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                                          PIMCO
                                                                     COMMODITYREALRET
                                                        MULTIMANAGER URN(R) STRATEGY  PIMCO REAL RETURN   PIMCO TOTAL
                                                        TECHNOLOGY*     PORTFOLIO         PORTFOLIO     RETURN PORTFOLIO
                                                        ------------ ---------------- ----------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $3,542,844     $  862,902       $2,329,994        $4,820,461
Receivable for policy-related transactions.............       1,141          4,214              341             7,191
                                                         ----------     ----------       ----------        ----------
   Total assets........................................   3,543,985        867,116        2,330,335         4,827,652
                                                         ----------     ----------       ----------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........       1,126          4,214              341             7,191
                                                         ----------     ----------       ----------        ----------
   Total liabilities...................................       1,126          4,214              341             7,191
                                                         ----------     ----------       ----------        ----------
NET ASSETS.............................................  $3,542,859     $  862,902       $2,329,994        $4,820,461
                                                         ==========     ==========       ==========        ==========

NET ASSETS:
Accumulation unit values...............................   3,542,847        861,742        2,329,824         4,820,336
Retained by MONY America in Separate Account MLOA K....          12          1,160              170               125
                                                         ----------     ----------       ----------        ----------
TOTAL NET ASSETS.......................................  $3,542,859     $  862,902       $2,329,994        $4,820,461
                                                         ==========     ==========       ==========        ==========

Investments in shares of the Portfolios, at cost.......  $2,486,738     $1,168,539       $2,507,418        $4,870,186
The Portfolios shares held
   Advisor Class.......................................          --        175,744          181,889           430,398
   Class B.............................................     178,886             --               --                --
   Class II............................................          --             --               --                --
   Class 2.............................................          --             --               --                --

                                                        T. ROWE PRICE     TEMPLETON
                                                        EQUITY INCOME     DEVELOPING
                                                        PORTFOLIO - II MARKETS VIP FUND
                                                        -------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $687,684      $15,053,664
Receivable for policy-related transactions.............         115               10
                                                           --------      -----------
   Total assets........................................     687,799       15,053,674
                                                           --------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         115               10
                                                           --------      -----------
   Total liabilities...................................         115               10
                                                           --------      -----------
NET ASSETS.............................................    $687,684      $15,053,664
                                                           ========      ===========

NET ASSETS:
Accumulation unit values...............................     687,684       15,053,647
Retained by MONY America in Separate Account MLOA K....          --               17
                                                           --------      -----------
TOTAL NET ASSETS.......................................    $687,684      $15,053,664
                                                           ========      ===========

Investments in shares of the Portfolios, at cost.......    $575,845      $15,897,652
The Portfolios shares held
   Advisor Class.......................................          --               --
   Class B.............................................          --               --
   Class II............................................      22,969               --
   Class 2.............................................          --        1,636,268

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-19

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014


                                                                                          UIF EMERGING   VAN ECK VIP
                                                        TEMPLETON GLOBAL TEMPLETON GROWTH MARKETS DEBT EMERGING MARKETS
                                                         BOND VIP FUND       VIP FUND      PORTFOLIO         FUND
                                                        ---------------- ---------------- ------------ ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $20,210,473        $381,580       $151,880      $1,477,106
Receivable for policy-related transactions.............         3,761             140             --              25
                                                          -----------        --------       --------      ----------
   Total assets........................................    20,214,234         381,720        151,880       1,477,131
                                                          -----------        --------       --------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         3,701             115             --              --
                                                          -----------        --------       --------      ----------
   Total liabilities...................................         3,701             115             --              --
                                                          -----------        --------       --------      ----------
NET ASSETS.............................................   $20,210,533        $381,605       $151,880      $1,477,131
                                                          ===========        ========       ========      ==========

NET ASSETS:
Accumulation unit values...............................    20,210,526         381,583        151,868       1,477,108
Retained by MONY America in Separate Account MLOA K....             7              22             12              23
                                                          -----------        --------       --------      ----------
TOTAL NET ASSETS.......................................   $20,210,533        $381,605       $151,880      $1,477,131
                                                          ===========        ========       ========      ==========

Investments in shares of the Portfolios, at cost.......   $20,711,295        $353,333       $157,459      $1,201,512
The Portfolios shares held
   Class I.............................................            --              --         19,104              --
   Class 2.............................................     1,123,428          26,118             --              --
   Class S Shares......................................            --              --             --              --
   Initial Class.......................................            --              --             --         114,062

                                                                             VAN ECK VIP
                                                                            UNCONSTRAINED
                                                        VAN ECK VIP GLOBAL EMERGING MARKETS
                                                         HARD ASSETS FUND     BOND FUND
                                                        ------------------ ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $2,014,424         $820,212
Receivable for policy-related transactions.............          1,496               --
                                                            ----------         --------
   Total assets........................................      2,015,920          820,212
                                                            ----------         --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          1,421               --
                                                            ----------         --------
   Total liabilities...................................          1,421               --
                                                            ----------         --------
NET ASSETS.............................................     $2,014,499         $820,212
                                                            ==========         ========

NET ASSETS:
Accumulation unit values...............................      2,014,491          820,212
Retained by MONY America in Separate Account MLOA K....              8               --
                                                            ----------         --------
TOTAL NET ASSETS.......................................     $2,014,499         $820,212
                                                            ==========         ========

Investments in shares of the Portfolios, at cost.......     $2,295,422         $980,877
The Portfolios shares held
   Class I.............................................             --               --
   Class 2.............................................             --               --
   Class S Shares......................................         44,352               --
   Initial Class.......................................         36,326           87,911

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-20

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Variable Account and is further categorized by share class and contract charges.

                                                                CONTRACT                               UNITS
FUND NAME                                                       CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
---------                                                       -------- --------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 25....................................  0.00%         B          $110.99       2,734

ALL ASSET GROWTH-ALT 20........................................  0.00%         B          $ 17.72      10,382
ALL ASSET GROWTH-ALT 20........................................  0.00%         B          $136.49      19,882

ALL ASSET MODERATE GROWTH-ALT 15...............................  0.00%         B          $107.48       4,944

AMERICAN CENTURY VP MID CAP VALUE FUND.........................  0.00%      CLASS II      $185.71       6,443

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  0.00%      CLASS 4       $114.71       1,153

AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  0.00%      CLASS 4       $ 98.22       1,762

AXA 400 MANAGED VOLATILITY.....................................  0.00%         B          $163.75       2,515

AXA 500 MANAGED VOLATILITY.....................................  0.00%         B          $169.43       3,197

AXA 2000 MANAGED VOLATILITY....................................  0.00%         B          $156.13       2,497

AXA AGGRESSIVE ALLOCATION......................................  0.00%         A          $ 12.48          73
AXA AGGRESSIVE ALLOCATION......................................  0.00%         B          $202.64     133,626

AXA BALANCED STRATEGY..........................................  0.00%         B          $140.75     135,382

AXA CONSERVATIVE ALLOCATION....................................  0.00%         A          $ 12.61          62
AXA CONSERVATIVE ALLOCATION....................................  0.00%         B          $149.86      22,114

AXA CONSERVATIVE GROWTH STRATEGY...............................  0.00%         B          $134.36      35,640

AXA CONSERVATIVE STRATEGY......................................  0.00%         B          $121.89      15,810

AXA CONSERVATIVE-PLUS ALLOCATION...............................  0.00%         A          $ 12.68       7,324
AXA CONSERVATIVE-PLUS ALLOCATION...............................  0.00%         B          $162.60      38,315

AXA GLOBAL EQUITY MANAGED VOLATILITY...........................  0.00%         B          $272.26      25,764

AXA GROWTH STRATEGY............................................  0.00%         B          $154.35     129,511

AXA INTERNATIONAL CORE MANAGED VOLATILITY......................  0.00%         B          $148.95      23,368

AXA INTERNATIONAL MANAGED VOLATILITY...........................  0.00%         B          $116.49       2,367

AXA INTERNATIONAL VALUE MANAGED VOLATILITY.....................  0.00%         A          $ 17.15      68,974
AXA INTERNATIONAL VALUE MANAGED VOLATILITY.....................  0.00%         B          $162.31      18,348

AXA LARGE CAP CORE MANAGED VOLATILITY..........................  0.00%         B          $170.54      13,150

AXA LARGE CAP GROWTH MANAGED VOLATILITY........................  0.00%         A          $ 19.85      12,545
AXA LARGE CAP GROWTH MANAGED VOLATILITY........................  0.00%         B          $312.59      18,293

AXA LARGE CAP VALUE MANAGED VOLATILITY.........................  0.00%         A          $ 23.37       2,401
AXA LARGE CAP VALUE MANAGED VOLATILITY.........................  0.00%         B          $188.82      32,835

AXA MID CAP VALUE MANAGED VOLATILITY...........................  0.00%         A          $ 22.00      14,958
AXA MID CAP VALUE MANAGED VOLATILITY...........................  0.00%         B          $313.94      11,225

AXA MODERATE ALLOCATION........................................  0.00%         A          $ 12.50         451
AXA MODERATE ALLOCATION........................................  0.00%         B          $175.47     210,065

AXA MODERATE GROWTH STRATEGY...................................  0.00%         B          $147.42     347,751

AXA MODERATE-PLUS ALLOCATION...................................  0.00%         A          $ 12.63       3,871
AXA MODERATE-PLUS ALLOCATION...................................  0.00%         B          $192.26     427,134

AXA/LOOMIS SAYLES GROWTH.......................................  0.00%         B          $ 15.98      13,086

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-21

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                       CONTRACT                               UNITS
                                       CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
FUND NAME                              -------- --------------- ---------- -----------
AXA/LOOMIS SAYLES GROWTH..............  0.00%         B          $216.08       7,016

CHARTER/SM/ MULTI-SECTOR BOND.........  0.00%         B          $138.72      13,182

CHARTER/SM/ SMALL CAP GROWTH..........  0.00%         B          $ 18.40      39,514
CHARTER/SM/ SMALL CAP GROWTH..........  0.00%         B          $189.66       6,844

CHARTER/SM/ SMALL CAP VALUE...........  0.00%         B          $291.75       3,375

DREYFUS STOCK INDEX FUND, INC.........  0.00%   INITIAL SHARES   $ 29.06     802,947

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.00%         A          $ 25.00         165
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.00%         B          $338.19      10,179

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.00%         B          $430.79      18,608

EQ/BOSTON ADVISORS EQUITY INCOME......  0.00%         A          $ 28.49     269,082
EQ/BOSTON ADVISORS EQUITY INCOME......  0.00%         B          $200.93       9,137

EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.00%         A          $ 14.54         285
EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.00%         B          $161.44       1,053

EQ/CAPITAL GUARDIAN RESEARCH..........  0.00%         A          $ 17.14       3,612
EQ/CAPITAL GUARDIAN RESEARCH..........  0.00%         B          $243.01       3,349

EQ/COMMON STOCK INDEX.................  0.00%         A          $ 26.15       1,318
EQ/COMMON STOCK INDEX.................  0.00%         B          $167.07      66,143

EQ/CORE BOND INDEX....................  0.00%         A          $ 15.44     657,395
EQ/CORE BOND INDEX....................  0.00%         B          $138.11      18,815

EQ/EQUITY 500 INDEX...................  0.00%         B          $182.51      82,888

EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.00%         B          $163.06       8,339

EQ/GAMCO SMALL COMPANY VALUE..........  0.00%         B          $ 71.65      42,671
EQ/GAMCO SMALL COMPANY VALUE..........  0.00%         B          $326.46      42,018

EQ/GLOBAL BOND PLUS...................  0.00%         B          $135.92      12,508

EQ/INTERMEDIATE GOVERNMENT BOND.......  0.00%         A          $ 18.03     387,694
EQ/INTERMEDIATE GOVERNMENT BOND.......  0.00%         B          $122.74       6,398

EQ/INTERNATIONAL EQUITY INDEX.........  0.00%         A          $ 12.87     217,670
EQ/INTERNATIONAL EQUITY INDEX.........  0.00%         B          $130.25      35,732

EQ/INVESCO COMSTOCK...................  0.00%         B          $189.36      15,647

EQ/JPMORGAN VALUE OPPORTUNITIES.......  0.00%         A          $ 14.08          55
EQ/JPMORGAN VALUE OPPORTUNITIES.......  0.00%         B          $276.74       4,051

EQ/LARGE CAP GROWTH INDEX.............  0.00%         B          $156.17      16,614

EQ/LARGE CAP VALUE INDEX..............  0.00%         B          $109.25      17,433

EQ/MFS INTERNATIONAL GROWTH...........  0.00%         B          $ 17.64     132,049
EQ/MFS INTERNATIONAL GROWTH...........  0.00%         B          $184.13      16,351

EQ/MID CAP INDEX......................  0.00%         B          $217.22      20,630

EQ/MONEY MARKET.......................  0.00%         A          $ 11.43     128,847
EQ/MONEY MARKET.......................  0.00%         B          $131.50      55,496

EQ/MORGAN STANLEY MID CAP GROWTH......  0.00%         A          $ 30.95      80,295
EQ/MORGAN STANLEY MID CAP GROWTH......  0.00%         B          $252.39      18,263

EQ/PIMCO ULTRA SHORT BOND.............  0.00%         A          $ 13.97      82,445
EQ/PIMCO ULTRA SHORT BOND.............  0.00%         B          $118.75      25,496

EQ/QUALITY BOND PLUS..................  0.00%         A          $ 11.29       1,572

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-22

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2014

                                                     CONTRACT                                    UNITS
                                                     CHARGES*     SHARE CLASS**    UNIT VALUE OUTSTANDING
FUND NAME                                            -------- -------------------- ---------- -----------
EQ/QUALITY BOND PLUS................................  0.00%            B            $168.67       9,692

EQ/SMALL COMPANY INDEX..............................  0.00%            A            $ 15.83     127,753
EQ/SMALL COMPANY INDEX..............................  0.00%            B            $285.84      14,543

EQ/T. ROWE PRICE GROWTH STOCK.......................  0.00%            B            $ 23.30     112,692
EQ/T. ROWE PRICE GROWTH STOCK.......................  0.00%            B            $200.18      19,629

EQ/UBS GROWTH & INCOME..............................  0.00%            B            $210.72       4,580

EQ/WELLS FARGO OMEGA GROWTH.........................  0.00%            B            $210.71      26,556

FIDELITY(R) VIP ASSET MANAGER PORTFOLIO.............  0.00%      INITIAL CLASS      $ 19.39         371

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.............  0.00%      INITIAL CLASS      $ 27.38     164,024
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.............  0.00%     SERVICE CLASS 2     $176.25      14,308

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO...........  0.00%      INITIAL CLASS      $ 19.91      41,870
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO...........  0.00%     SERVICE CLASS 2     $184.15       2,443

FIDELITY(R) VIP MID CAP PORTFOLIO...................  0.00%     SERVICE CLASS 2     $166.76       9,729

FRANKLIN INCOME VIP FUND............................  0.00%         CLASS 2         $ 14.77      26,743

FRANKLIN MUTUAL SHARES VIP FUND.....................  0.00%         CLASS 2         $159.99       2,339

FRANKLIN RISING DIVIDENDS VIP FUND..................  0.00%         CLASS 2         $181.51      19,002

FRANKLIN SMALL CAP VALUE VIP FUND...................  0.00%         CLASS 2         $166.74       1,612

FRANKLIN STRATEGIC INCOME VIP FUND..................  0.00%         CLASS 2         $128.09      18,592

GOLDMAN SACHS VIT MID CAP VALUE FUND................  0.00%      SERVICE SHARES     $179.82       4,230

INVESCO V.I. DIVERSIFIED DIVIDEND FUND..............  0.00%         SERIES I        $ 11.42     230,761

INVESCO V.I. GLOBAL CORE EQUITY FUND................  0.00%         SERIES I        $ 15.26         177

INVESCO V.I. GLOBAL HEALTH CARE FUND................  0.00%         SERIES I        $ 30.22       2,916

INVESCO V.I. GLOBAL REAL ESTATE FUND................  0.00%        SERIES II        $155.78      13,565

INVESCO V.I. INTERNATIONAL GROWTH FUND..............  0.00%        SERIES II        $140.64      10,055

INVESCO V.I. MID CAP CORE EQUITY FUND...............  0.00%        SERIES II        $145.51       2,552

INVESCO V.I. SMALL CAP EQUITY FUND..................  0.00%        SERIES II        $172.43       1,771

INVESCO V.I. TECHNOLOGY FUND........................  0.00%         SERIES I        $ 21.66       1,787

IVY FUNDS VIP ENERGY................................  0.00%      COMMON SHARES      $120.57      10,790

IVY FUNDS VIP HIGH INCOME...........................  0.00%      COMMON SHARES      $105.50      14,516

IVY FUNDS VIP MID CAP GROWTH........................  0.00%      COMMON SHARES      $183.25       8,223

IVY FUNDS VIP SCIENCE AND TECHNOLOGY................  0.00%      COMMON SHARES      $136.79       5,996

IVY FUNDS VIP SMALL CAP GROWTH......................  0.00%      COMMON SHARES      $155.45       4,980

JANUS ASPEN SERIES ENTERPRISE PORTFOLIO.............  0.00%   INSTITUTIONAL SHARES  $ 15.05      28,530

JANUS ASPEN SERIES FORTY PORTFOLIO..................  0.00%   INSTITUTIONAL SHARES  $ 18.63     118,565

JANUS ASPEN SERIES GLOBAL RESEARCH PORTFOLIO........  0.00%   INSTITUTIONAL SHARES  $ 12.62      28,499

JANUS ASPEN SERIES OVERSEAS PORTFOLIO...............  0.00%   INSTITUTIONAL SHARES  $ 19.58       6,665

JANUS ASPEN SERIES PERKINS MID CAP VALUE PORTFOLIO..  0.00%      SERVICE SHARES     $ 25.95      97,398

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.00%      SERVICE SHARES     $107.44      29,179

MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.00%      SERVICE CLASS      $157.06      20,896

MFS(R) INVESTORS GROWTH STOCK SERIES................  0.00%      SERVICE CLASS      $179.06         864

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-23

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2014

                                                      CONTRACT                               UNITS
                                                      CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
FUND NAME                                             -------- --------------- ---------- -----------

MFS(R) INVESTORS TRUST SERIES........................  0.00%   SERVICE CLASS    $173.74       1,102

MFS(R) UTILITIES SERIES..............................  0.00%   INITIAL CLASS    $ 49.28       1,542

MULTIMANAGER AGGRESSIVE EQUITY.......................  0.00%         B          $141.96      21,140

MULTIMANAGER CORE BOND...............................  0.00%         A          $ 13.80     687,821
MULTIMANAGER CORE BOND...............................  0.00%         B          $174.31      15,290

MULTIMANAGER MID CAP GROWTH..........................  0.00%         B          $321.69       3,092

MULTIMANAGER MID CAP VALUE...........................  0.00%         B          $244.76       7,046

MULTIMANAGER TECHNOLOGY..............................  0.00%         B          $356.88       9,927

PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......  0.00%   ADVISOR CLASS    $ 83.66      10,300

PIMCO REAL RETURN PORTFOLIO..........................  0.00%   ADVISOR CLASS    $119.04      19,572

PIMCO TOTAL RETURN PORTFOLIO.........................  0.00%   ADVISOR CLASS    $121.00      39,836

T. ROWE PRICE EQUITY INCOME PORTFOLIO -- II..........  0.00%      CLASS II      $164.58       4,179

TEMPLETON DEVELOPING MARKETS VIP FUND................  0.00%      CLASS 2       $ 98.21     153,282

TEMPLETON GLOBAL BOND VIP FUND.......................  0.00%      CLASS 2       $124.14     162,801

TEMPLETON GROWTH VIP FUND............................  0.00%      CLASS 2       $149.46       2,553

UIF EMERGING MARKETS DEBT PORTFOLIO..................  0.00%      CLASS I       $ 27.71       5,481

VAN ECK VIP EMERGING MARKETS FUND....................  0.00%   INITIAL CLASS    $ 25.93      56,963

VAN ECK VIP GLOBAL HARD ASSETS FUND..................  0.00%   CLASS S SHARES   $ 89.52      12,209
VAN ECK VIP GLOBAL HARD ASSETS FUND..................  0.00%   INITIAL CLASS    $ 40.53      22,738

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND.  0.00%   INITIAL CLASS    $ 21.74      37,722

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality and expense risk related to the Variable Investment Options.
**Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

                                    FSA-24

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014



                                                                                                           ALL ASSET
                                                                           ALL ASSET        ALL ASSET       MODERATE
                                                                       AGGRESSIVE-ALT 25* GROWTH-ALT 20* GROWTH-ALT 15*
                                                                       ------------------ -------------- --------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................      $ 4,036          $ 41,505       $ 8,625
                                                                            -------          --------       -------

NET INVESTMENT INCOME (LOSS)..........................................        4,036            41,505         8,625
                                                                            -------          --------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................        1,544            20,170         2,731
   Net realized gain distribution from the Portfolios.................        2,723            69,910         3,897
                                                                            -------          --------       -------
  Net realized gain (loss) on investments.............................        4,267            90,080         6,628
                                                                            -------          --------       -------

  Net change in unrealized appreciation (depreciation) of investments.       (6,459)          (84,161)       (9,490)
                                                                            -------          --------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (2,192)            5,919        (2,862)
                                                                            -------          --------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $ 1,844          $ 47,424       $ 5,763
                                                                            =======          ========       =======

                                                                                          AMERICAN FUNDS
                                                                                        INSURANCE SERIES(R)
                                                                       AMERICAN CENTURY    GLOBAL SMALL
                                                                          VP MID CAP      CAPITALIZATION
                                                                          VALUE FUND         FUND/SM/
                                                                       ---------------- -------------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $  8,695           $    89
                                                                           --------           -------

NET INVESTMENT INCOME (LOSS)..........................................        8,695                89
                                                                           --------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       16,150             1,226
   Net realized gain distribution from the Portfolios.................       47,826               398
                                                                           --------           -------
  Net realized gain (loss) on investments.............................       63,976             1,624
                                                                           --------           -------

  Net change in unrealized appreciation (depreciation) of investments.       56,706            (1,256)
                                                                           --------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      120,682               368
                                                                           --------           -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $129,377           $   457
                                                                           ========           =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-25

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                         AMERICAN FUNDS
                                                                       INSURANCE SERIES(R) AXA 400 MANAGED AXA 500 MANAGED
                                                                        NEW WORLD FUND(R)    VOLATILITY*     VOLATILITY*
                                                                       ------------------- --------------- ---------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................      $  1,882          $  1,617         $ 2,997
                                                                            --------          --------         -------

NET INVESTMENT INCOME (LOSS)..........................................         1,882             1,617           2,997
                                                                            --------          --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................        (4,464)           20,703           7,290
   Net realized gain distribution from the Portfolios.................        14,137            18,617          17,089
                                                                            --------          --------         -------
  Net realized gain (loss) on investments.............................         9,673            39,320          24,379
                                                                            --------          --------         -------

  Net change in unrealized appreciation (depreciation) of investments.       (24,589)          (10,742)         24,822
                                                                            --------          --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (14,916)           28,578          49,201
                                                                            --------          --------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $(13,034)         $ 30,195         $52,198
                                                                            ========          ========         =======

                                                                       AXA 2000 MANAGED AXA AGGRESSIVE
                                                                         VOLATILITY*     ALLOCATION*
                                                                       ---------------- --------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $    562      $   423,708
                                                                           --------      -----------

NET INVESTMENT INCOME (LOSS)..........................................          562          423,708
                                                                           --------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       11,832         (183,625)
   Net realized gain distribution from the Portfolios.................       17,702        2,384,501
                                                                           --------      -----------
  Net realized gain (loss) on investments.............................       29,534        2,200,876
                                                                           --------      -----------

  Net change in unrealized appreciation (depreciation) of investments.      (15,642)      (1,415,173)
                                                                           --------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       13,892          785,703
                                                                           --------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ 14,454      $ 1,209,411
                                                                           ========      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-26

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                                        STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                                       ------------ ---------------- ----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................   $207,182       $ 28,949         $ 47,311
                                                                         --------       --------         --------

NET INVESTMENT INCOME (LOSS)..........................................    207,182         28,949           47,311
                                                                         --------       --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     66,962            778           37,018
   Net realized gain distribution from the Portfolios.................    308,000         97,693           63,654
                                                                         --------       --------         --------
  Net realized gain (loss) on investments.............................    374,962         98,471          100,672
                                                                         --------       --------         --------

  Net change in unrealized appreciation (depreciation) of investments.    156,487        (43,679)          23,049
                                                                         --------       --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    531,449         54,792          123,721
                                                                         --------       --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $738,631       $ 83,741         $171,032
                                                                         ========       ========         ========

                                                                       AXA CONSERVATIVE AXA CONSERVATIVE-PLUS
                                                                          STRATEGY*          ALLOCATION*
                                                                       ---------------- ---------------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $14,670            $  63,670
                                                                           -------            ---------

NET INVESTMENT INCOME (LOSS)..........................................      14,670               63,670
                                                                           -------            ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       4,951               80,419
   Net realized gain distribution from the Portfolios.................      14,086              248,527
                                                                           -------            ---------
  Net realized gain (loss) on investments.............................      19,037              328,946
                                                                           -------            ---------

  Net change in unrealized appreciation (depreciation) of investments.      13,239             (196,373)
                                                                           -------            ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      32,276              132,573
                                                                           -------            ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $46,946            $ 196,243
                                                                           =======            =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-27

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                        AXA GLOBAL EQUITY  AXA GROWTH AXA INTERNATIONAL CORE
                                                                       MANAGED VOLATILITY* STRATEGY*   MANAGED VOLATILITY*
                                                                       ------------------- ---------- ----------------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................      $ 69,882       $  262,944       $  48,829
                                                                            --------       ----------       ---------

NET INVESTMENT INCOME (LOSS)..........................................        69,882          262,944          48,829
                                                                            --------       ----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       (45,803)         134,516          51,276
   Net realized gain distribution from the Portfolios.................            --          439,982              --
                                                                            --------       ----------       ---------
  Net realized gain (loss) on investments.............................       (45,803)         574,498          51,276
                                                                            --------       ----------       ---------

  Net change in unrealized appreciation (depreciation) of investments.        98,394          178,634        (434,320)
                                                                            --------       ----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................        52,591          753,132        (383,044)
                                                                            --------       ----------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $122,473       $1,016,076       $(334,215)
                                                                            ========       ==========       =========

                                                                        AXA INTERNATIONAL  AXA INTERNATIONAL VALUE
                                                                       MANAGED VOLATILITY*   MANAGED VOLATILITY*
                                                                       ------------------- -----------------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................      $  2,393              $  73,013
                                                                            --------              ---------

NET INVESTMENT INCOME (LOSS)..........................................         2,393                 73,013
                                                                            --------              ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................          (468)                (3,520)
   Net realized gain distribution from the Portfolios.................         4,939                     --
                                                                            --------              ---------
  Net realized gain (loss) on investments.............................         4,471                 (3,520)
                                                                            --------              ---------

  Net change in unrealized appreciation (depreciation) of investments.       (26,940)              (385,939)
                                                                            --------              ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (22,469)              (389,459)
                                                                            --------              ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $(20,076)             $(316,446)
                                                                            ========              =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-28

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       AXA LARGE CAP AXA LARGE CAP  AXA LARGE CAP
                                                                       CORE MANAGED  GROWTH MANAGED VALUE MANAGED
                                                                        VOLATILITY*   VOLATILITY*    VOLATILITY*
                                                                       ------------- -------------- -------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................   $ 20,176       $ 11,170      $ 82,664
                                                                         --------       --------      --------

NET INVESTMENT INCOME (LOSS)..........................................     20,176         11,170        82,664
                                                                         --------       --------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     26,228        256,568        35,398
   Net realized gain distribution from the Portfolios.................     87,393             --            --
                                                                         --------       --------      --------
  Net realized gain (loss) on investments.............................    113,621        256,568        35,398
                                                                         --------       --------      --------
  Net change in unrealized appreciation (depreciation) of investments.     73,855        194,590       464,300
                                                                         --------       --------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    187,476        451,158       499,698
                                                                         --------       --------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $207,652       $462,328      $582,362
                                                                         ========       ========      ========

                                                                       AXA MID CAP VALUE
                                                                            MANAGED      AXA MODERATE
                                                                          VOLATILITY*    ALLOCATION*
                                                                       ----------------- ------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $ 22,043       $  405,345
                                                                           --------       ----------

NET INVESTMENT INCOME (LOSS)..........................................       22,043          405,345
                                                                           --------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       68,070         (212,752)
   Net realized gain distribution from the Portfolios.................           --        1,631,366
                                                                           --------       ----------
  Net realized gain (loss) on investments.............................       68,070        1,418,614
                                                                           --------       ----------
  Net change in unrealized appreciation (depreciation) of investments.      288,417         (742,142)
                                                                           --------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      356,487          676,472
                                                                           --------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $378,530       $1,081,817
                                                                           ========       ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-29

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                         AXA MODERATE   AXA MODERATE-PLUS AXA/LOOMIS SAYLES
                                                                       GROWTH STRATEGY*    ALLOCATION*         GROWTH*
                                                                       ---------------- ----------------- -----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $  604,939       $ 1,075,769        $   1,862
                                                                          ----------       -----------        ---------

NET INVESTMENT INCOME (LOSS)..........................................       604,939         1,075,769            1,862
                                                                          ----------       -----------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       173,454          (733,258)          53,895
   Net realized gain distribution from the Portfolios.................     1,047,243         5,553,240          537,167
                                                                          ----------       -----------        ---------
  Net realized gain (loss) on investments.............................     1,220,697         4,819,982          591,062
                                                                          ----------       -----------        ---------

  Net change in unrealized appreciation (depreciation) of investments.       431,823        (2,932,214)        (465,750)
                                                                          ----------       -----------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     1,652,520         1,887,768          125,312
                                                                          ----------       -----------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $2,257,459       $ 2,963,537        $ 127,174
                                                                          ==========       ===========        =========

                                                                       CHARTER/SM/ MULTI- CHARTER/SM/ SMALL
                                                                         SECTOR BOND*       CAP GROWTH*
                                                                       ----------------   ---------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $ 47,006          $      --
                                                                           --------          ---------

NET INVESTMENT INCOME (LOSS)..........................................       47,006                 --
                                                                           --------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       10,438             52,769
   Net realized gain distribution from the Portfolios.................           --                 --
                                                                           --------          ---------
  Net realized gain (loss) on investments.............................       10,438             52,769
                                                                           --------          ---------

  Net change in unrealized appreciation (depreciation) of investments.      (16,644)          (112,242)
                                                                           --------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (6,206)           (59,473)
                                                                           --------          ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ 40,800          $ (59,473)
                                                                           ========          =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-30

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       CHARTER/SM/ SMALL  DREYFUS STOCK   EQ/ALLIANCEBERNSTEIN
                                                                         CAP VALUE*      INDEX FUND, INC.  SMALL CAP GROWTH*
                                                                       ---------------   ---------------- --------------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $  1,754          $  387,474         $   2,033
                                                                          --------          ----------         ---------

NET INVESTMENT INCOME (LOSS)..........................................       1,754             387,474             2,033
                                                                          --------          ----------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      25,303             301,184            87,827
   Net realized gain distribution from the Portfolios.................          --             250,764           373,577
                                                                          --------          ----------         ---------
  Net realized gain (loss) on investments.............................      25,303             551,948           461,404
                                                                          --------          ----------         ---------

  Net change in unrealized appreciation (depreciation) of investments.     (79,996)          1,853,503          (342,350)
                                                                          --------          ----------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (54,693)          2,405,451           119,054
                                                                          --------          ----------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $(52,939)         $2,792,925         $ 121,087
                                                                          ========          ==========         =========

                                                                          EQ/BLACKROCK     EQ/BOSTON ADVISORS
                                                                       BASIC VALUE EQUITY*   EQUITY INCOME*
                                                                       ------------------- ------------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................      $ 83,244           $ 144,039
                                                                            --------           ---------

NET INVESTMENT INCOME (LOSS)..........................................        83,244             144,039
                                                                            --------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       153,191              40,255
   Net realized gain distribution from the Portfolios.................            --             857,873
                                                                            --------           ---------
  Net realized gain (loss) on investments.............................       153,191             898,128
                                                                            --------           ---------

  Net change in unrealized appreciation (depreciation) of investments.       445,332            (282,832)
                                                                            --------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       598,523             615,296
                                                                            --------           ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $681,767           $ 759,335
                                                                            ========           =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-31

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       EQ/CALVERT SOCIALLY EQ/CAPITAL GUARDIAN  EQ/COMMON
                                                                          RESPONSIBLE*          RESEARCH*      STOCK INDEX*
                                                                       ------------------- ------------------- ------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................      $  1,295             $ 5,948        $  133,344
                                                                            --------             -------        ----------

NET INVESTMENT INCOME (LOSS)..........................................         1,295               5,948           133,344
                                                                            --------             -------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................        42,601              47,274           582,208
   Net realized gain distribution from the Portfolios.................         1,406                  --                --
                                                                            --------             -------        ----------
  Net realized gain (loss) on investments.............................        44,007              47,274           582,208
                                                                            --------             -------        ----------

  Net change in unrealized appreciation (depreciation) of investments.       (20,132)             27,757           463,807
                                                                            --------             -------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................        23,875              75,031         1,046,015
                                                                            --------             -------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $ 25,170             $80,979        $1,179,359
                                                                            ========             =======        ==========

                                                                         EQ/CORE   EQ/EQUITY
                                                                       BOND INDEX* 500 INDEX*
                                                                       ----------- ----------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................  $169,041   $  198,669
                                                                        --------   ----------

NET INVESTMENT INCOME (LOSS)..........................................   169,041      198,669
                                                                        --------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    15,821      186,744
   Net realized gain distribution from the Portfolios.................        --      184,141
                                                                        --------   ----------
  Net realized gain (loss) on investments.............................    15,821      370,885
                                                                        --------   ----------

  Net change in unrealized appreciation (depreciation) of investments.   118,044    1,099,632
                                                                        --------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   133,865    1,470,517
                                                                        --------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $302,906   $1,669,186
                                                                        ========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-32

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL BOND
                                                                       AND ACQUISITIONS* COMPANY VALUE*     PLUS*
                                                                       ----------------- -------------- --------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $     --        $  45,106       $ 11,602
                                                                           --------        ---------       --------

NET INVESTMENT INCOME (LOSS)..........................................           --           45,106         11,602
                                                                           --------        ---------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       15,471          257,006          3,795
   Net realized gain distribution from the Portfolios.................       54,282          545,599         22,021
                                                                           --------        ---------       --------
  Net realized gain (loss) on investments.............................       69,753          802,605         25,816
                                                                           --------        ---------       --------
  Net change in unrealized appreciation (depreciation) of investments.      (47,184)        (341,369)       (24,513)
                                                                           --------        ---------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       22,569          461,236          1,303
                                                                           --------        ---------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ 22,569        $ 506,342       $ 12,905
                                                                           ========        =========       ========

                                                                       EQ/INTERMEDIATE  EQ/INTERNATIONAL
                                                                       GOVERNMENT BOND*  EQUITY INDEX*
                                                                       ---------------- ----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $ 32,294        $ 241,805
                                                                           --------        ---------

NET INVESTMENT INCOME (LOSS)..........................................       32,294          241,805
                                                                           --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       39,946          (95,266)
   Net realized gain distribution from the Portfolios.................        6,798               --
                                                                           --------        ---------
  Net realized gain (loss) on investments.............................       46,744          (95,266)
                                                                           --------        ---------
  Net change in unrealized appreciation (depreciation) of investments.       46,346         (692,442)
                                                                           --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       93,090         (787,708)
                                                                           --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $125,384        $(545,903)
                                                                           ========        =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-33

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                   EQ/JPMORGAN
                                                                       EQ/INVESCO     VALUE      EQ/LARGE CAP  EQ/LARGE CAP
                                                                       COMSTOCK*  OPPORTUNITIES* GROWTH INDEX* VALUE INDEX*
                                                                       ---------- -------------- ------------- ------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................  $ 40,313     $ 11,028      $  21,894     $ 28,356
                                                                        --------     --------      ---------     --------

NET INVESTMENT INCOME (LOSS)..........................................    40,313       11,028         21,894       28,356
                                                                        --------     --------      ---------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    95,387       55,231        152,144       83,337
   Net realized gain distribution from the Portfolios.................        --           --        278,984           --
                                                                        --------     --------      ---------     --------
  Net realized gain (loss) on investments.............................    95,387       55,231        431,128       83,337
                                                                        --------     --------      ---------     --------

  Net change in unrealized appreciation (depreciation) of investments.    43,527       70,545       (196,774)      97,674
                                                                        --------     --------      ---------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   138,914      125,776        234,354      181,011
                                                                        --------     --------      ---------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $179,227     $136,804      $ 256,248     $209,367
                                                                        ========     ========      =========     ========

                                                                          EQ/MFS
                                                                       INTERNATIONAL
                                                                          GROWTH*
                                                                       -------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................   $  52,253
                                                                         ---------

NET INVESTMENT INCOME (LOSS)..........................................      52,253
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      85,760
   Net realized gain distribution from the Portfolios.................     218,479
                                                                         ---------
  Net realized gain (loss) on investments.............................     304,239
                                                                         ---------

  Net change in unrealized appreciation (depreciation) of investments.    (631,311)
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (327,072)
                                                                         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $(274,819)
                                                                         =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                             EQ/MORGAN
                                                                                                          STANLEY MID CAP
                                                                       EQ/MID CAP INDEX* EQ/MONEY MARKET*     GROWTH*
                                                                       ----------------- ---------------- ---------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $ 34,971            $ 9          $        --
                                                                           --------            ---          -----------

NET INVESTMENT INCOME (LOSS)..........................................       34,971              9                   --
                                                                           --------            ---          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       90,433             21              164,826
   Net realized gain distribution from the Portfolios.................           --             18              866,180
                                                                           --------            ---          -----------
  Net realized gain (loss) on investments.............................       90,433             39            1,031,006
                                                                           --------            ---          -----------

  Net change in unrealized appreciation (depreciation) of investments.      244,076              8           (1,070,968)
                                                                           --------            ---          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      334,509             47              (39,962)
                                                                           --------            ---          -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $369,480            $56          $   (39,962)
                                                                           ========            ===          ===========

                                                                       EQ/PIMCO ULTRA EQ/QUALITY BOND
                                                                        SHORT BOND*        PLUS*
                                                                       -------------- ---------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $ 16,282       $ 16,868
                                                                          --------       --------

NET INVESTMENT INCOME (LOSS)..........................................      16,282         16,868
                                                                          --------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       2,501        (11,752)
   Net realized gain distribution from the Portfolios.................          --             --
                                                                          --------       --------
  Net realized gain (loss) on investments.............................       2,501        (11,752)
                                                                          --------       --------

  Net change in unrealized appreciation (depreciation) of investments.     (22,841)        39,828
                                                                          --------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (20,340)        28,076
                                                                          --------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $ (4,058)      $ 44,944
                                                                          ========       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                       EQ/SMALL COMPANY EQ/T. ROWE PRICE EQ/UBS GROWTH &
                                                                            INDEX*       GROWTH STOCK*       INCOME*
                                                                       ---------------- ---------------- ---------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $  46,496         $     --        $  5,585
                                                                          ---------         --------        --------

NET INVESTMENT INCOME (LOSS)..........................................       46,496               --           5,585
                                                                          ---------         --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       69,032          207,326          30,278
   Net realized gain distribution from the Portfolios.................      506,458               --              --
                                                                          ---------         --------        --------
  Net realized gain (loss) on investments.............................      575,490          207,326          30,278
                                                                          ---------         --------        --------

  Net change in unrealized appreciation (depreciation) of investments.     (337,757)         300,696          79,993
                                                                          ---------         --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      237,733          508,022         110,271
                                                                          ---------         --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $ 284,229         $508,022        $115,856
                                                                          =========         ========        ========

                                                                                      FIDELITY(R) VIP ASSET
                                                                       EQ/WELLS FARGO        MANAGER
                                                                       OMEGA GROWTH*        PORTFOLIO
                                                                       -------------- ---------------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................   $      --           $  117
                                                                         ---------           ------

NET INVESTMENT INCOME (LOSS)..........................................          --              117
                                                                         ---------           ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     130,450              818
   Net realized gain distribution from the Portfolios.................     626,607              447
                                                                         ---------           ------
  Net realized gain (loss) on investments.............................     757,057            1,265
                                                                         ---------           ------

  Net change in unrealized appreciation (depreciation) of investments.    (552,255)            (835)
                                                                         ---------           ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     204,802              430
                                                                         ---------           ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $ 204,802           $  547
                                                                         =========           ======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       FIDELITY(R) VIP FIDELITY(R) VIP
                                                                        CONTRAFUND(R)  GROWTH & INCOME FIDELITY(R) VIP MID
                                                                          PORTFOLIO       PORTFOLIO       CAP PORTFOLIO
                                                                       --------------- --------------- -------------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $ 59,767        $ 21,208           $   305
                                                                          --------        --------           -------

NET INVESTMENT INCOME (LOSS)..........................................      59,767          21,208               305
                                                                          --------        --------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     148,613          58,537             4,280
   Net realized gain distribution from the Portfolios.................     137,740              --            32,670
                                                                          --------        --------           -------
  Net realized gain (loss) on investments.............................     286,353          58,537            36,950
                                                                          --------        --------           -------

  Net change in unrealized appreciation (depreciation) of investments.     373,929          42,661            50,636
                                                                          --------        --------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     660,282         101,198            87,586
                                                                          --------        --------           -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $720,049        $122,406           $87,891
                                                                          ========        ========           =======

                                                                       FRANKLIN INCOME FRANKLIN MUTUAL
                                                                          VIP FUND     SHARES VIP FUND
                                                                       --------------- ---------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $ 24,712         $ 5,791
                                                                          --------         -------

NET INVESTMENT INCOME (LOSS)..........................................      24,712           5,791
                                                                          --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      25,661           6,292
   Net realized gain distribution from the Portfolios.................          --           1,506
                                                                          --------         -------
  Net realized gain (loss) on investments.............................      25,661           7,798
                                                                          --------         -------

  Net change in unrealized appreciation (depreciation) of investments.     (26,012)          3,724
                                                                          --------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................        (351)         11,522
                                                                          --------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $ 24,361         $17,313
                                                                          ========         =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-37

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       FRANKLIN RISING FRANKLIN SMALL     FRANKLIN
                                                                          DIVIDENDS    CAP VALUE VIP  STRATEGIC INCOME
                                                                          VIP FUND          FUND          VIP FUND
                                                                       --------------- -------------- ----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $ 41,123        $  1,467       $ 113,401
                                                                          --------        --------       ---------

NET INVESTMENT INCOME (LOSS)..........................................      41,123           1,467         113,401
                                                                          --------        --------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      74,012           3,484          (4,443)
   Net realized gain distribution from the Portfolios.................      60,513          17,688          37,558
                                                                          --------        --------       ---------
  Net realized gain (loss) on investments.............................     134,525          21,172          33,115
                                                                          --------        --------       ---------

  Net change in unrealized appreciation (depreciation) of investments.      92,068         (20,894)       (123,813)
                                                                          --------        --------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     226,593             278         (90,698)
                                                                          --------        --------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $267,716        $  1,745       $  22,703
                                                                          ========        ========       =========

                                                                       GOLDMAN SACHS INVESCO V.I.
                                                                        VIT MID CAP   DIVERSIFIED
                                                                        VALUE FUND   DIVIDEND FUND
                                                                       ------------- -------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................   $  5,513      $ 42,749
                                                                         --------      --------

NET INVESTMENT INCOME (LOSS)..........................................      5,513        42,749
                                                                         --------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     30,089        36,818
   Net realized gain distribution from the Portfolios.................    120,229            --
                                                                         --------      --------
  Net realized gain (loss) on investments.............................    150,318        36,818
                                                                         --------      --------

  Net change in unrealized appreciation (depreciation) of investments.    (76,595)      223,053
                                                                         --------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     73,723       259,871
                                                                         --------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $ 79,236      $302,620
                                                                         ========      ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-38

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       INVESCO V.I. INVESCO V.I.  INVESCO V.I. INVESCO V.I.
                                                                       GLOBAL CORE  GLOBAL HEALTH GLOBAL REAL  INTERNATIONAL
                                                                       EQUITY FUND    CARE FUND   ESTATE FUND   GROWTH FUND
                                                                       ------------ ------------- ------------ -------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $  57        $    --      $ 26,689     $ 16,465
                                                                          -----        -------      --------     --------

NET INVESTMENT INCOME (LOSS)..........................................       57             --        26,689       16,465
                                                                          -----        -------      --------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       89         15,710        34,252       10,899
   Net realized gain distribution from the Portfolios.................       --          3,118            --           --
                                                                          -----        -------      --------     --------
  Net realized gain (loss) on investments.............................       89         18,828        34,252       10,899
                                                                          -----        -------      --------     --------

  Net change in unrealized appreciation (depreciation) of investments.     (124)        (1,167)      170,683      (25,152)
                                                                          -----        -------      --------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      (35)        17,661       204,935      (14,253)
                                                                          -----        -------      --------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $  22        $17,661      $231,624     $  2,212
                                                                          =====        =======      ========     ========

                                                                       INVESCO V.I.
                                                                       MID CAP CORE
                                                                       EQUITY FUND
                                                                       ------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................   $     --
                                                                         --------

NET INVESTMENT INCOME (LOSS)..........................................         --
                                                                         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      7,311
   Net realized gain distribution from the Portfolios.................     37,547
                                                                         --------
  Net realized gain (loss) on investments.............................     44,858
                                                                         --------

  Net change in unrealized appreciation (depreciation) of investments.    (32,567)
                                                                         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     12,291
                                                                         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $ 12,291
                                                                         ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-39

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       INVESCO V.I. SMALL  INVESCO V.I.   IVY FUNDS VIP
                                                                        CAP EQUITY FUND   TECHNOLOGY FUND    ENERGY
                                                                       ------------------ --------------- -------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................      $     --          $    --       $      --
                                                                            --------          -------       ---------

NET INVESTMENT INCOME (LOSS)..........................................            --               --              --
                                                                            --------          -------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................         6,689            8,976          35,228
   Net realized gain distribution from the Portfolios.................        24,982            3,013          40,929
                                                                            --------          -------       ---------
  Net realized gain (loss) on investments.............................        31,671           11,989          76,157
                                                                            --------          -------       ---------

  Net change in unrealized appreciation (depreciation) of investments.       (23,805)          (6,917)       (264,393)
                                                                            --------          -------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................         7,866            5,072        (188,236)
                                                                            --------          -------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $  7,866          $ 5,072       $(188,236)
                                                                            ========          =======       =========

                                                                       IVY FUNDS VIP HIGH IVY FUNDS VIP
                                                                             INCOME       MID CAP GROWTH
                                                                       ------------------ --------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................      $ 48,472         $     --
                                                                            --------         --------

NET INVESTMENT INCOME (LOSS)..........................................        48,472               --
                                                                            --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................         4,090           43,593
   Net realized gain distribution from the Portfolios.................         7,313           86,276
                                                                            --------         --------
  Net realized gain (loss) on investments.............................        11,403          129,869
                                                                            --------         --------

  Net change in unrealized appreciation (depreciation) of investments.       (61,847)         (16,159)
                                                                            --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (50,444)         113,710
                                                                            --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $ (1,972)        $113,710
                                                                            ========         ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-40

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                       IVY FUNDS VIP                     JANUS ASPEN
                                                                        SCIENCE AND   IVY FUNDS VIP   SERIES ENTERPRISE
                                                                        TECHNOLOGY   SMALL CAP GROWTH     PORTFOLIO
                                                                       ------------- ---------------- -----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................   $     --        $     --         $    668
                                                                         --------        --------         --------

NET INVESTMENT INCOME (LOSS)..........................................         --              --              668
                                                                         --------        --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     21,419          17,384           43,701
   Net realized gain distribution from the Portfolios.................     50,017          72,385           28,598
                                                                         --------        --------         --------
  Net realized gain (loss) on investments.............................     71,436          89,769           72,299
                                                                         --------        --------         --------

  Net change in unrealized appreciation (depreciation) of investments.    (50,990)        (75,790)         (23,077)
                                                                         --------        --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     20,446          13,979           49,222
                                                                         --------        --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $ 20,446        $ 13,979         $ 49,890
                                                                         ========        ========         ========

                                                                                     JANUS ASPEN
                                                                       JANUS ASPEN  SERIES GLOBAL
                                                                       SERIES FORTY   RESEARCH
                                                                        PORTFOLIO     PORTFOLIO
                                                                       ------------ -------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................  $   3,341      $ 4,103
                                                                        ---------      -------

NET INVESTMENT INCOME (LOSS)..........................................      3,341        4,103
                                                                        ---------      -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     12,956       11,600
   Net realized gain distribution from the Portfolios.................    618,436           --
                                                                        ---------      -------
  Net realized gain (loss) on investments.............................    631,392       11,600
                                                                        ---------      -------

  Net change in unrealized appreciation (depreciation) of investments.   (456,867)      11,947
                                                                        ---------      -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    174,525       23,547
                                                                        ---------      -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $ 177,866      $27,650
                                                                        =========      =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-41

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                          JANUS ASPEN
                                                                         JANUS ASPEN   SERIES PERKINS MID LAZARD RETIREMENT
                                                                       SERIES OVERSEAS     CAP VALUE      EMERGING MARKETS
                                                                          PORTFOLIO        PORTFOLIO      EQUITY PORTFOLIO
                                                                       --------------- ------------------ -----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $  4,274         $  31,578          $  55,437
                                                                          --------         ---------          ---------

NET INVESTMENT INCOME (LOSS)..........................................       4,274            31,578             55,437
                                                                          --------         ---------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................         871            87,141            (19,243)
   Net realized gain distribution from the Portfolios.................      13,800           245,900             29,516
                                                                          --------         ---------          ---------
  Net realized gain (loss) on investments.............................      14,671           333,041             10,273
                                                                          --------         ---------          ---------

  Net change in unrealized appreciation (depreciation) of investments.     (37,055)         (160,880)          (228,588)
                                                                          --------         ---------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (22,384)          172,161           (218,315)
                                                                          --------         ---------          ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $(18,110)        $ 203,739          $(162,878)
                                                                          ========         =========          =========

                                                                           MFS(R)      MFS(R) INVESTORS
                                                                        INTERNATIONAL    GROWTH STOCK
                                                                       VALUE PORTFOLIO      SERIES
                                                                       --------------- ----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $  55,986        $   379
                                                                          ---------        -------

NET INVESTMENT INCOME (LOSS)..........................................       55,986            379
                                                                          ---------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       83,470          4,619
   Net realized gain distribution from the Portfolios.................           --          7,649
                                                                          ---------        -------
  Net realized gain (loss) on investments.............................       83,470         12,268
                                                                          ---------        -------

  Net change in unrealized appreciation (depreciation) of investments.     (113,933)         2,737
                                                                          ---------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      (30,463)        15,005
                                                                          ---------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $  25,523        $15,384
                                                                          =========        =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       MFS(R) INVESTORS MFS(R) UTILITIES    MULTIMANAGER
                                                                         TRUST SERIES        SERIES      AGGRESSIVE EQUITY*
                                                                       ---------------- ---------------- ------------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $ 1,195          $ 1,696           $  2,900
                                                                           -------          -------           --------

NET INVESTMENT INCOME (LOSS)..........................................       1,195            1,696              2,900
                                                                           -------          -------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       2,341           13,736            268,501
   Net realized gain distribution from the Portfolios.................      12,145            2,974                 --
                                                                           -------          -------           --------
  Net realized gain (loss) on investments.............................      14,486           16,710            268,501
                                                                           -------          -------           --------

  Net change in unrealized appreciation (depreciation) of investments.        (558)          (5,469)           (10,788)
                                                                           -------          -------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      13,928           11,241            257,713
                                                                           -------          -------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $15,123          $12,937           $260,613
                                                                           =======          =======           ========

                                                                       MULTIMANAGER MULTIMANAGER MID
                                                                        CORE BOND*    CAP GROWTH*
                                                                       ------------ ----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................   $250,976      $      --
                                                                         --------      ---------

NET INVESTMENT INCOME (LOSS)..........................................    250,976             --
                                                                         --------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    (53,207)        41,094
   Net realized gain distribution from the Portfolios.................    126,147        105,717
                                                                         --------      ---------
  Net realized gain (loss) on investments.............................     72,940        146,811
                                                                         --------      ---------

  Net change in unrealized appreciation (depreciation) of investments.    110,124       (102,244)
                                                                         --------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    183,064         44,567
                                                                         --------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $434,040      $  44,567
                                                                         ========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-43

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                             PIMCO
                                                                       MULTIMANAGER MID MULTIMANAGER COMMODITYREALRETURN(R)
                                                                          CAP VALUE*    TECHNOLOGY*    STRATEGY PORTFOLIO
                                                                       ---------------- ------------ ----------------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $  7,845       $     --         $   2,526
                                                                           --------       --------         ---------

NET INVESTMENT INCOME (LOSS)..........................................        7,845             --             2,526
                                                                           --------       --------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       90,661         94,993           (30,838)
   Net realized gain distribution from the Portfolios.................           --        247,160                --
                                                                           --------       --------         ---------
  Net realized gain (loss) on investments.............................       90,661        342,153           (30,838)
                                                                           --------       --------         ---------

  Net change in unrealized appreciation (depreciation) of investments.      (10,183)        57,886          (169,332)
                                                                           --------       --------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       80,478        400,039          (200,170)
                                                                           --------       --------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ 88,323       $400,039         $(197,644)
                                                                           ========       ========         =========

                                                                       PIMCO REAL RETURN   PIMCO TOTAL
                                                                           PORTFOLIO     RETURN PORTFOLIO
                                                                       ----------------- ----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................     $ 27,218          $ 98,026
                                                                           --------          --------

NET INVESTMENT INCOME (LOSS)..........................................       27,218            98,026
                                                                           --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      (29,842)           (6,481)
   Net realized gain distribution from the Portfolios.................           --                --
                                                                           --------          --------
  Net realized gain (loss) on investments.............................      (29,842)           (6,481)
                                                                           --------          --------

  Net change in unrealized appreciation (depreciation) of investments.       54,963            91,962
                                                                           --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       25,121            85,481
                                                                           --------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ 52,339          $183,507
                                                                           ========          ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-44

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                       T. ROWE PRICE     TEMPLETON
                                                                       EQUITY INCOME     DEVELOPING    TEMPLETON GLOBAL
                                                                       PORTFOLIO - II MARKETS VIP FUND  BOND VIP FUND
                                                                       -------------- ---------------- ----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $ 9,481       $   238,322       $1,015,939
                                                                          -------       -----------       ----------

NET INVESTMENT INCOME (LOSS)..........................................      9,481           238,322        1,015,939
                                                                          -------       -----------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     31,280             7,578           (4,230)
   Net realized gain distribution from the Portfolios.................         --                --               --
                                                                          -------       -----------       ----------
  Net realized gain (loss) on investments.............................     31,280             7,578           (4,230)
                                                                          -------       -----------       ----------

  Net change in unrealized appreciation (depreciation) of investments.      1,160        (1,621,434)        (657,511)
                                                                          -------       -----------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     32,440        (1,613,856)        (661,741)
                                                                          -------       -----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $41,921       $(1,375,534)      $  354,198
                                                                          =======       ===========       ==========

                                                                                       UIF EMERGING
                                                                          TEMPLETON    MARKETS DEBT
                                                                       GROWTH VIP FUND  PORTFOLIO
                                                                       --------------- ------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $  5,217       $10,148
                                                                          --------       -------

NET INVESTMENT INCOME (LOSS)..........................................       5,217        10,148
                                                                          --------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      13,095         2,023
   Net realized gain distribution from the Portfolios.................          --         1,396
                                                                          --------       -------
  Net realized gain (loss) on investments.............................      13,095         3,419
                                                                          --------       -------

  Net change in unrealized appreciation (depreciation) of investments.     (30,325)       (7,425)
                                                                          --------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (17,230)       (4,006)
                                                                          --------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $(12,013)      $ 6,142
                                                                          ========       =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-45

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                             VAN ECK VIP
                                                                         VAN ECK VIP                        UNCONSTRAINED
                                                                       EMERGING MARKETS VAN ECK VIP GLOBAL EMERGING MARKETS
                                                                             FUND        HARD ASSETS FUND     BOND FUND
                                                                       ---------------- ------------------ ----------------
INCOME:
  Investment Income:
   Dividends from the Portfolios......................................    $   7,954         $   1,070          $ 45,511
                                                                          ---------         ---------          --------

NET INVESTMENT INCOME (LOSS)..........................................        7,954             1,070            45,511
                                                                          ---------         ---------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       69,354               365           (17,415)
   Net realized gain distribution from the Portfolios.................      181,584                --            72,736
                                                                          ---------         ---------          --------
  Net realized gain (loss) on investments.............................      250,938               365            55,321
                                                                          ---------         ---------          --------

  Net change in unrealized appreciation (depreciation) of investments.     (262,154)         (461,370)          (76,529)
                                                                          ---------         ---------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      (11,216)         (461,005)          (21,208)
                                                                          ---------         ---------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $  (3,262)        $(459,935)         $ 24,303
                                                                          =========         =========          ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-46

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014




                                                                   ALL ASSET AGGRESSIVE- ALL ASSET GROWTH- ALL ASSET MODERATE
                                                                          ALT 25*             ALT 20*        GROWTH-ALT 15*
                                                                   --------------------- ----------------- ------------------
                                                                           2014                2014               2014
                                                                   --------------------- ----------------- ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).....................................       $  4,036           $   41,505          $  8,625
 Net realized gain (loss) on investments..........................          4,267               90,080             6,628
 Net change in unrealized appreciation (depreciation) of
   investments....................................................         (6,459)             (84,161)           (9,490)
                                                                         --------           ----------          --------
 Net increase (decrease) in net assets resulting from operations..          1,844               47,424             5,763
                                                                         --------           ----------          --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..........................        284,406            1,085,022           385,201
   Transfers from Separate Account MLOA L.........................         58,114            2,080,104           181,458
   Transfers between Variable Investment Options including
    guaranteed interest account, net..............................         17,674              (13,284)           37,565
   Redemptions for contract benefits and terminations.............         (4,019)             (40,681)              (32)
   Contract maintenance charges...................................        (54,561)            (260,918)          (78,564)
                                                                         --------           ----------          --------
 Net increase (decrease) in net assets resulting from
   contractowners transactions....................................        301,614            2,850,243           525,628
                                                                         --------           ----------          --------
 Net increase (decrease) in amount retained by MONY America in
   Separate Account MLOA K........................................             --                   --                --
                                                                         --------           ----------          --------

NET INCREASE (DECREASE) IN NET ASSETS.............................        303,458            2,897,667           531,391
                                                                         --------           ----------          --------

NET ASSETS -- END OF YEAR.........................................       $303,458           $2,897,667          $531,391
                                                                         ========           ==========          ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...........................................................          2,361                7,814             3,758
 Transferred from Separate Account MLOA L.........................            536               24,386             1,729
 Redeemed.........................................................           (163)              (1,936)             (543)
                                                                         --------           ----------          --------
 Net Increase (Decrease)..........................................          2,734               30,264             4,944
                                                                         ========           ==========          ========

UNIT ACTIVITY CLASS II
 Issued...........................................................             --                   --                --
 Transferred from Separate Account MLOA L.........................             --                   --                --
 Redeemed.........................................................             --                   --                --
                                                                         --------           ----------          --------
 Net Increase (Decrease)..........................................             --                   --                --
                                                                         ========           ==========          ========

UNIT ACTIVITY CLASS 4
 Issued...........................................................             --                   --                --
 Transferred from Separate Account MLOA L.........................             --                   --                --
 Redeemed.........................................................             --                   --                --
                                                                         --------           ----------          --------
 Net Increase (Decrease)..........................................             --                   --                --
                                                                         ========           ==========          ========

                                                                                    AMERICAN FUNDS
                                                                                  INSURANCE SERIES(R) AMERICAN FUNDS
                                                                      AMERICAN       GLOBAL SMALL       INSURANCE
                                                                   CENTURY VP MID   CAPITALIZATION    SERIES(R) NEW
                                                                   CAP VALUE FUND      FUND/SM/       WORLD FUND(R)
                                                                   -------------- ------------------- --------------
                                                                        2014             2014              2014
                                                                   -------------- ------------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).....................................   $    8,695        $     89          $  1,882
 Net realized gain (loss) on investments..........................       63,976           1,624             9,673
 Net change in unrealized appreciation (depreciation) of
   investments....................................................       56,706          (1,256)          (24,589)
                                                                     ----------        --------          --------
 Net increase (decrease) in net assets resulting from operations..      129,377             457           (13,034)
                                                                     ----------        --------          --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..........................      279,745          86,453            83,081
   Transfers from Separate Account MLOA L.........................      664,528          24,768            22,626
   Transfers between Variable Investment Options including
    guaranteed interest account, net..............................      197,601          33,127           109,024
   Redemptions for contract benefits and terminations.............       (6,924)           (110)             (111)
   Contract maintenance charges...................................      (67,909)        (12,474)          (28,489)
                                                                     ----------        --------          --------
 Net increase (decrease) in net assets resulting from
   contractowners transactions....................................    1,067,041         131,764           186,131
                                                                     ----------        --------          --------
 Net increase (decrease) in amount retained by MONY America in
   Separate Account MLOA K........................................           76              --                --
                                                                     ----------        --------          --------

NET INCREASE (DECREASE) IN NET ASSETS.............................    1,196,494         132,221           173,097
                                                                     ----------        --------          --------

NET ASSETS -- END OF YEAR.........................................   $1,196,494        $132,221          $173,097
                                                                     ==========        ========          ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
 Issued...........................................................           --              --                --
 Transferred from Separate Account MLOA L.........................           --              --                --
 Redeemed.........................................................           --              --                --
                                                                     ----------        --------          --------
 Net Increase (Decrease)..........................................           --              --                --
                                                                     ==========        ========          ========

UNIT ACTIVITY CLASS II
 Issued...........................................................        2,583              --                --
 Transferred from Separate Account MLOA L.........................        4,160              --                --
 Redeemed.........................................................         (300)             --                --
                                                                     ----------        --------          --------
 Net Increase (Decrease)..........................................        6,443              --                --
                                                                     ==========        ========          ========

UNIT ACTIVITY CLASS 4
 Issued...........................................................           --           1,038             2,107
 Transferred from Separate Account MLOA L.........................           --             220               212
 Redeemed.........................................................           --            (105)             (557)
                                                                     ----------        --------          --------
 Net Increase (Decrease)..........................................           --           1,153             1,762
                                                                     ==========        ========          ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                AXA 400     AXA 500    AXA 2000
                                                                                                MANAGED     MANAGED     MANAGED
                                                                                              VOLATILITY* VOLATILITY* VOLATILITY*
                                                                                              ----------- ----------- -----------
                                                                                                 2014        2014        2014
                                                                                              ----------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................  $  1,617    $  2,997    $    562
  Net realized gain (loss) on investments....................................................    39,320      24,379      29,534
  Net change in unrealized appreciation (depreciation) of investments........................   (10,742)     24,822     (15,642)
                                                                                               --------    --------    --------
  Net increase (decrease) in net assets resulting from operations............................    30,195      52,198      14,454
                                                                                               --------    --------    --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................   114,113     121,356     166,619
   Transfers from Separate Account MLOA L....................................................   319,695     384,834     266,179
   Transfers between Variable Investment Options including guaranteed interest account, net..    (4,013)     21,688     (22,787)
   Redemptions for contract benefits and terminations........................................        --      (1,999)     (1,820)
   Contract maintenance charges..............................................................   (48,216)    (36,345)    (32,788)
                                                                                               --------    --------    --------
  Net increase (decrease) in net assets resulting from contractowners transactions...........   381,579     489,534     375,403
                                                                                               --------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS........................................................   411,774     541,732     389,857
                                                                                               --------    --------    --------

NET ASSETS -- END OF YEAR....................................................................  $411,774    $541,732    $389,857
                                                                                               ========    ========    ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Transferred from Separate Account MLOA L...................................................        --          --          --
  Redeemed...................................................................................        --          --          --
                                                                                               --------    --------    --------
  Net Increase (Decrease)....................................................................        --          --          --
                                                                                               ========    ========    ========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................       852         852       1,064
  Transferred from Separate Account MLOA L...................................................     2,124       2,557       1,774
  Redeemed...................................................................................      (461)       (212)       (341)
                                                                                               --------    --------    --------
  Net Increase (Decrease)....................................................................     2,515       3,197       2,497
                                                                                               ========    ========    ========

                                                                                              AXA AGGRESSIVE AXA BALANCED
                                                                                               ALLOCATION*    STRATEGY*
                                                                                              -------------- ------------
                                                                                                   2014          2014
                                                                                              -------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................  $   423,708   $   207,182
  Net realized gain (loss) on investments....................................................    2,200,876       374,962
  Net change in unrealized appreciation (depreciation) of investments........................   (1,415,173)      156,487
                                                                                               -----------   -----------
  Net increase (decrease) in net assets resulting from operations............................    1,209,411       738,631
                                                                                               -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................    3,470,222     5,550,289
   Transfers from Separate Account MLOA L....................................................   25,907,171    15,362,495
   Transfers between Variable Investment Options including guaranteed interest account, net..     (547,524)     (176,461)
   Redemptions for contract benefits and terminations........................................     (839,130)     (150,009)
   Contract maintenance charges..............................................................   (2,119,953)   (2,268,886)
                                                                                               -----------   -----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........   25,870,786    18,317,428
                                                                                               -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................   27,080,197    19,056,059
                                                                                               -----------   -----------

NET ASSETS -- END OF YEAR....................................................................  $27,080,197   $19,056,059
                                                                                               ===========   ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Transferred from Separate Account MLOA L...................................................           74            --
  Redeemed...................................................................................           (1)           --
                                                                                               -----------   -----------
  Net Increase (Decrease)....................................................................           73            --
                                                                                               ===========   ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................        6,300        25,107
  Transferred from Separate Account MLOA L...................................................      133,870       113,942
  Redeemed...................................................................................       (6,544)       (3,667)
                                                                                               -----------   -----------
  Net Increase (Decrease)....................................................................      133,626       135,382
                                                                                               ===========   ===========

                                                                                                  AXA
                                                                                              CONSERVATIVE
                                                                                              ALLOCATION*
                                                                                              ------------
                                                                                                  2014
                                                                                              ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................  $   28,949
  Net realized gain (loss) on investments....................................................      98,471
  Net change in unrealized appreciation (depreciation) of investments........................     (43,679)
                                                                                               ----------
  Net increase (decrease) in net assets resulting from operations............................      83,741
                                                                                               ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................     572,683
   Transfers from Separate Account MLOA L....................................................   3,093,973
   Transfers between Variable Investment Options including guaranteed interest account, net..     (11,294)
   Redemptions for contract benefits and terminations........................................     (62,583)
   Contract maintenance charges..............................................................    (361,638)
                                                                                               ----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........   3,231,141
                                                                                               ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................   3,314,882
                                                                                               ----------

NET ASSETS -- END OF YEAR....................................................................  $3,314,882
                                                                                               ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Transferred from Separate Account MLOA L...................................................          63
  Redeemed...................................................................................          (1)
                                                                                               ----------
  Net Increase (Decrease)....................................................................          62
                                                                                               ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................       2,857
  Transferred from Separate Account MLOA L...................................................      21,179
  Redeemed...................................................................................      (1,922)
                                                                                               ----------
  Net Increase (Decrease)....................................................................      22,114
                                                                                               ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                        AXA                        AXA
                                                                                    CONSERVATIVE     AXA      CONSERVATIVE-
                                                                                       GROWTH    CONSERVATIVE     PLUS
                                                                                     STRATEGY*    STRATEGY*    ALLOCATION*
                                                                                    ------------ ------------ -------------
                                                                                        2014         2014         2014
                                                                                    ------------ ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).....................................................  $   47,311   $   14,670   $   63,670
  Net realized gain (loss) on investments..........................................     100,672       19,037      328,946
  Net change in unrealized appreciation (depreciation) of investments..............      23,049       13,239     (196,373)
                                                                                     ----------   ----------   ----------
  Net increase (decrease) in net assets resulting from operations..................     171,032       46,946      196,243
                                                                                     ----------   ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners...........................................   1,416,210      460,396      837,609
   Transfers from Separate Account MLOA L..........................................   4,057,144    1,716,958    6,096,904
   Transfers between Variable Investment Options including guaranteed interest
    account, net...................................................................    (283,917)     (83,466)     (67,330)
   Redemptions for contract benefits and terminations..............................     (32,232)        (129)     (84,636)
   Contract maintenance charges....................................................    (539,646)    (213,670)    (656,009)
                                                                                     ----------   ----------   ----------
  Net increase (decrease) in net assets resulting from contractowners transactions.   4,617,559    1,880,089    6,126,538
                                                                                     ----------   ----------   ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account
   MLOA K..........................................................................          --           --           25
                                                                                     ----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS..............................................   4,788,591    1,927,035    6,322,806
                                                                                     ----------   ----------   ----------

NET ASSETS -- END OF YEAR..........................................................  $4,788,591   $1,927,035   $6,322,806
                                                                                     ==========   ==========   ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued...........................................................................          --           --          398
  Transferred from Separate Account MLOA L.........................................          --           --        9,634
  Redeemed.........................................................................          --           --       (2,708)
                                                                                     ----------   ----------   ----------
  Net Increase (Decrease)..........................................................          --           --        7,324
                                                                                     ==========   ==========   ==========

UNIT ACTIVITY CLASS B
  Issued...........................................................................       7,579        2,276        3,336
  Transferred from Separate Account MLOA L.........................................      31,348       14,453       37,930
  Redeemed.........................................................................      (3,287)        (919)      (2,951)
                                                                                     ----------   ----------   ----------
  Net Increase (Decrease)..........................................................      35,640       15,810       38,315
                                                                                     ==========   ==========   ==========

                                                                                                                     AXA
                                                                                      AXA GLOBAL                INTERNATIONAL
                                                                                    EQUITY MANAGED  AXA GROWTH   CORE MANAGED
                                                                                     VOLATILITY*    STRATEGY*   VOLATILITY*(A)
                                                                                    -------------- -----------  --------------
                                                                                         2014          2014          2014
                                                                                    -------------- -----------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).....................................................   $   69,882   $   262,944    $   48,829
  Net realized gain (loss) on investments..........................................      (45,803)      574,498        51,276
  Net change in unrealized appreciation (depreciation) of investments..............       98,394       178,634      (434,320)
                                                                                      ----------   -----------    ----------
  Net increase (decrease) in net assets resulting from operations..................      122,473     1,016,076      (334,215)
                                                                                      ----------   -----------    ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners...........................................    1,039,951     5,635,048       433,897
   Transfers from Separate Account MLOA L..........................................    6,936,473    15,915,593     1,481,992
   Transfers between Variable Investment Options including guaranteed interest
    account, net...................................................................     (263,037)     (449,923)    2,183,317
   Redemptions for contract benefits and terminations..............................     (207,961)     (236,758)      (53,589)
   Contract maintenance charges....................................................     (613,017)   (1,890,621)     (225,454)
                                                                                      ----------   -----------    ----------
  Net increase (decrease) in net assets resulting from contractowners transactions.    6,892,409    18,973,339     3,820,163
                                                                                      ----------   -----------    ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account
   MLOA K..........................................................................           --            --        (5,130)
                                                                                      ----------   -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS..............................................    7,014,882    19,989,415     3,480,818
                                                                                      ----------   -----------    ----------

NET ASSETS -- END OF YEAR..........................................................   $7,014,882   $19,989,415     3,480,818
                                                                                      ==========   ===========    ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued...........................................................................           --            --            --
  Transferred from Separate Account MLOA L.........................................           --            --            --
  Redeemed.........................................................................           --            --            --
                                                                                      ----------   -----------    ----------
  Net Increase (Decrease)..........................................................           --            --            --
                                                                                      ==========   ===========    ==========

UNIT ACTIVITY CLASS B
  Issued...........................................................................        1,353        24,059        16,217
  Transferred from Separate Account MLOA L.........................................       25,906       108,909         9,329
  Redeemed.........................................................................       (1,495)       (3,457)       (2,178)
                                                                                      ----------   -----------    ----------
  Net Increase (Decrease)..........................................................       25,764       129,511        23,368
                                                                                      ==========   ===========    ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)AXA International Core Managed Volatility replaced Multimanager International Equity due to a fund merger on June 13, 2014

                                    FSA-49

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                AXA           AXA
                                                                           INTERNATIONAL INTERNATIONAL AXA LARGE CAP
                                                                              MANAGED    VALUE MANAGED  CORE MANAGED
                                                                            VOLATILITY*   VOLATILITY*  VOLATILITY*(C)
                                                                           ------------- ------------- --------------
                                                                               2014          2014           2014
                                                                           ------------- ------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................   $  2,393     $   73,013     $   20,176
  Net realized gain (loss) on investments.................................      4,471         (3,520)       113,621
  Net change in unrealized appreciation (depreciation) of investments.....    (26,940)      (385,939)        73,855
                                                                             --------     ----------     ----------
  Net increase (decrease) in net assets resulting from operations.........    (20,076)      (316,446)       207,652
                                                                             --------     ----------     ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..................................    112,314        476,693         94,265
   Transfers from Separate Account MLOA L.................................    223,063      4,471,864      1,620,237
   Transfers between Variable Investment Options including guaranteed
    interest account, net.................................................    (17,481)      (124,018)       414,153
   Redemptions for contract benefits and terminations.....................        (11)       (69,476)       (11,345)
   Contract maintenance charges...........................................    (22,101)      (276,934)       (82,386)
                                                                             --------     ----------     ----------
  Net increase (decrease) in net assets resulting from contractowners
   transactions...........................................................    295,784      4,478,129      2,034,924
                                                                             --------     ----------     ----------
  Net increase (decrease) in amount retained by MONY America in Separate
   Account MLOA K.........................................................         --             --             25

NET INCREASE (DECREASE) IN NET ASSETS.....................................    275,708      4,161,683      2,242,601
                                                                             --------     ----------     ----------

NET ASSETS -- END OF YEAR.................................................   $275,708     $4,161,683     $2,242,601
                                                                             ========     ==========     ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued..................................................................         --            539             --
  Transferred from Separate Account MLOA L................................         --         72,550             --
  Redeemed................................................................         --         (4,115)            --
                                                                             --------     ----------     ----------
  Net Increase (Decrease).................................................         --         68,974             --
                                                                             ========     ==========     ==========

UNIT ACTIVITY CLASS B
  Issued..................................................................        778          1,299          3,186
  Transferred from Separate Account MLOA L................................      1,791         17,904         10,605
  Redeemed................................................................       (202)          (855)          (641)
                                                                             --------     ----------     ----------
  Net Increase (Decrease).................................................      2,367         18,348         13,150
                                                                             ========     ==========     ==========

                                                                           AXA LARGE CAP
                                                                               GROWTH     AXA LARGE CAP   AXA MID CAP
                                                                              MANAGED     VALUE MANAGED  VALUE MANAGED
                                                                           VOLATILITY*(D) VOLATILITY*(B)  VOLATILITY*
                                                                           -------------- -------------- -------------
                                                                                2014           2014          2014
                                                                           -------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................   $   11,170     $   82,664    $   22,043
  Net realized gain (loss) on investments.................................      256,568         35,398        68,070
  Net change in unrealized appreciation (depreciation) of investments.....      194,590        464,300       288,417
                                                                             ----------     ----------    ----------
  Net increase (decrease) in net assets resulting from operations.........      462,328        582,362       378,530
                                                                             ----------     ----------    ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..................................      550,840        723,324       558,197
   Transfers from Separate Account MLOA L.................................    2,095,473      3,963,852     3,401,426
   Transfers between Variable Investment Options including guaranteed
    interest account, net.................................................    3,268,948      1,662,633      (122,915)
   Redemptions for contract benefits and terminations.....................      (93,845)      (239,843)      (95,984)
   Contract maintenance charges...........................................     (312,952)      (404,273)     (258,491)
                                                                             ----------     ----------    ----------
  Net increase (decrease) in net assets resulting from contractowners
   transactions...........................................................    5,508,464      5,705,693     3,482,233
                                                                             ----------     ----------    ----------
  Net increase (decrease) in amount retained by MONY America in Separate
   Account MLOA K.........................................................       (3,606)            --            --

NET INCREASE (DECREASE) IN NET ASSETS.....................................    5,967,186      6,288,055     3,860,763
                                                                             ----------     ----------    ----------

NET ASSETS -- END OF YEAR.................................................   $5,967,186     $6,288,055    $3,860,763
                                                                             ==========     ==========    ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued..................................................................           56            298           379
  Transferred from Separate Account MLOA L................................       13,055          2,147        15,443
  Redeemed................................................................         (566)           (44)         (864)
                                                                             ----------     ----------    ----------
  Net Increase (Decrease).................................................       12,545          2,401        14,958
                                                                             ==========     ==========    ==========

UNIT ACTIVITY CLASS B
  Issued..................................................................       13,324         11,893           916
  Transferred from Separate Account MLOA L................................        6,618         23,125        10,906
  Redeemed................................................................       (1,649)        (2,183)         (597)
                                                                             ----------     ----------    ----------
  Net Increase (Decrease).................................................       18,293         32,835        11,225
                                                                             ==========     ==========    ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(b)AXA Large Cap Value Managed Volatility replaced Multimanager Large Cap Value due to a fund merger on June 13, 2014
(c)AXA Large Cap Core Managed Volatility replaced Multimanager Large Cap Core Equity due to a fund merger on June 20, 2014
(d)AXA Large Cap Growth Managed Volatility replaced EQ/Equity Growth Plus due to a fund merger on June 20, 2014

                                    FSA-50

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                 AXA MODERATE AXA MODERATE-
                                                                                    AXA MODERATE    GROWTH        PLUS
                                                                                    ALLOCATION*   STRATEGY*    ALLOCATION*
                                                                                    ------------ ------------ -------------
                                                                                        2014         2014         2014
                                                                                    ------------ ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)..................................................... $   405,345  $   604,939   $ 1,075,769
  Net realized gain (loss) on investments..........................................   1,418,614    1,220,697     4,819,982
  Net change in unrealized appreciation (depreciation) of investments..............    (742,142)     431,823    (2,932,214)
                                                                                    -----------  -----------   -----------
  Net increase (decrease) in net assets resulting from operations..................   1,081,817    2,257,459     2,963,537
                                                                                    -----------  -----------   -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners...........................................   5,629,889   15,970,263    10,834,420
   Transfers from Separate Account MLOA L..........................................  35,661,327   39,494,663    79,365,202
   Transfers between Variable Investment Options including guaranteed interest
    account, net...................................................................    (587,466)    (893,453)   (1,092,343)
   Redemptions for contract benefits and terminations..............................  (1,285,877)    (451,208)   (2,459,699)
   Contract maintenance charges....................................................  (3,626,987)  (5,111,697)   (7,441,614)
                                                                                    -----------  -----------   -----------
  Net increase (decrease) in net assets resulting from contractowners transactions.  35,790,886   49,008,568    79,205,966
                                                                                    -----------  -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS..............................................  36,872,703   51,266,027    82,169,503
                                                                                    -----------  -----------   -----------

NET ASSETS -- END OF YEAR.......................................................... $36,872,703  $51,266,027   $82,169,503
                                                                                    ===========  ===========   ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued...........................................................................          52           --           428
  Transferred from Separate Account MLOA L.........................................         437           --         6,158
  Redeemed.........................................................................         (38)          --        (2,715)
                                                                                    -----------  -----------   -----------
  Net Increase (Decrease)..........................................................         451           --         3,871
                                                                                    ===========  ===========   ===========

UNIT ACTIVITY CLASS B
  Issued...........................................................................      10,256       71,865        15,485
  Transferred from Separate Account MLOA L.........................................     209,322      281,317       427,953
  Redeemed.........................................................................      (9,513)      (5,431)      (16,304)
                                                                                    -----------  -----------   -----------
  Net Increase (Decrease)..........................................................     210,065      347,751       427,134
                                                                                    ===========  ===========   ===========

                                                                                                   CHARTER/SM/  CHARTER/SM/
                                                                                      AXA/LOOMIS   MULTI-SECTOR SMALL CAP
                                                                                    SAYLES GROWTH*    BOND*      GROWTH*
                                                                                    -------------- ------------ ----------
                                                                                         2014          2014        2014
                                                                                    -------------- ------------ ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).....................................................   $    1,862    $   47,006  $       --
  Net realized gain (loss) on investments..........................................      591,062        10,438      52,769
  Net change in unrealized appreciation (depreciation) of investments..............     (465,750)      (16,644)   (112,242)
                                                                                      ----------    ----------  ----------
  Net increase (decrease) in net assets resulting from operations..................      127,174        40,800     (59,473)
                                                                                      ----------    ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners...........................................      237,430       332,126     252,715
   Transfers from Separate Account MLOA L..........................................    1,623,283     1,697,691   2,147,510
   Transfers between Variable Investment Options including guaranteed interest
    account, net...................................................................     (131,961)       11,928     (29,630)
   Redemptions for contract benefits and terminations..............................      (19,408)      (75,635)    (33,985)
   Contract maintenance charges....................................................     (103,666)     (177,989)   (220,060)
                                                                                      ----------    ----------  ----------
  Net increase (decrease) in net assets resulting from contractowners transactions.    1,605,678     1,788,121   2,116,550
                                                                                      ----------    ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..............................................    1,732,852     1,828,921   2,057,077
                                                                                      ----------    ----------  ----------

NET ASSETS -- END OF YEAR..........................................................   $1,732,852    $1,828,921  $2,057,077
                                                                                      ==========    ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued...........................................................................           --            --          --
  Transferred from Separate Account MLOA L.........................................           --            --          --
  Redeemed.........................................................................           --            --          --
                                                                                      ----------    ----------  ----------
  Net Increase (Decrease)..........................................................           --            --          --
                                                                                      ==========    ==========  ==========

UNIT ACTIVITY CLASS B
  Issued...........................................................................        1,624         2,023       3,741
  Transferred from Separate Account MLOA L.........................................       24,119        12,528      50,860
  Redeemed.........................................................................       (5,641)       (1,369)     (8,243)
                                                                                      ----------    ----------  ----------
  Net Increase (Decrease)..........................................................       20,102        13,182      46,358
                                                                                      ==========    ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-51

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                              CHARTER/SM/
                                                                                              SMALL CAP    DREYFUS STOCK
                                                                                                VALUE*    INDEX FUND, INC.
                                                                                              ----------  ----------------
                                                                                                 2014           2014
                                                                                              ----------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    1,754    $   387,474
  Net realized gain (loss) on investments....................................................     25,303        551,948
  Net change in unrealized appreciation (depreciation) of investments........................    (79,996)     1,853,503
                                                                                              ----------    -----------
  Net increase (decrease) in net assets resulting from operations............................    (52,939)     2,792,925
                                                                                              ----------    -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................     89,929        156,217
   Transfers from Separate Account MLOA L....................................................  1,047,663     21,223,507
   Transfers between Variable Investment Options including guaranteed interest account, net..    (23,593)      (193,159)
   Redemptions for contract benefits and terminations........................................    (15,050)       (81,920)
   Contract maintenance charges..............................................................    (60,989)      (496,082)
                                                                                              ----------    -----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........  1,037,960     20,608,563
                                                                                              ----------    -----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......         --             --
                                                                                              ----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................    985,021     23,401,488
                                                                                              ----------    -----------

NET ASSETS -- END OF YEAR.................................................................... $  985,021    $23,401,488
                                                                                              ==========    ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --             --
  Transferred from Separate Account MLOA L...................................................         --             --
  Redeemed...................................................................................         --             --
                                                                                              ----------    -----------
  Net Increase (Decrease)....................................................................         --             --
                                                                                              ==========    ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................        155             --
  Transferred from Separate Account MLOA L...................................................      3,407             --
  Redeemed...................................................................................       (187)            --
                                                                                              ----------    -----------
  Net Increase (Decrease)....................................................................      3,375             --
                                                                                              ==========    ===========

UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................         --          6,115
  Transferred from Separate Account MLOA L...................................................         --        826,027
  Redeemed...................................................................................         --        (29,195)
                                                                                              ----------    -----------
  Net Increase (Decrease)....................................................................         --        802,947
                                                                                              ==========    ===========

                                                                                                                   EQ/BLACKROCK
                                                                                              EQ/ALLIANCEBERNSTEIN BASIC VALUE
                                                                                               SMALL CAP GROWTH*     EQUITY*
                                                                                              -------------------- ------------
                                                                                                      2014             2014
                                                                                              -------------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................      $    2,033       $   83,244
  Net realized gain (loss) on investments....................................................         461,404          153,191
  Net change in unrealized appreciation (depreciation) of investments........................        (342,350)         445,332
                                                                                                   ----------       ----------
  Net increase (decrease) in net assets resulting from operations............................         121,087          681,767
                                                                                                   ----------       ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................         672,873        1,569,065
   Transfers from Separate Account MLOA L....................................................       3,025,899        6,578,985
   Transfers between Variable Investment Options including guaranteed interest account, net..         (28,125)         (61,154)
   Redemptions for contract benefits and terminations........................................         (85,366)        (162,477)
   Contract maintenance charges..............................................................        (259,796)        (589,817)
                                                                                                   ----------       ----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........       3,325,485        7,334,602
                                                                                                   ----------       ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......              25               --
                                                                                                   ----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................       3,446,597        8,016,369
                                                                                                   ----------       ----------

NET ASSETS -- END OF YEAR....................................................................      $3,446,597       $8,016,369
                                                                                                   ==========       ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................               8               --
  Transferred from Separate Account MLOA L...................................................             174               --
  Redeemed...................................................................................             (17)              --
                                                                                                   ----------       ----------
  Net Increase (Decrease)....................................................................             165               --
                                                                                                   ==========       ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................           1,386            2,643
  Transferred from Separate Account MLOA L...................................................           9,254           16,753
  Redeemed...................................................................................            (461)            (788)
                                                                                                   ----------       ----------
  Net Increase (Decrease)....................................................................          10,179           18,608
                                                                                                   ==========       ==========

UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................              --               --
  Transferred from Separate Account MLOA L...................................................              --               --
  Redeemed...................................................................................              --               --
                                                                                                   ----------       ----------
  Net Increase (Decrease)....................................................................              --               --
                                                                                                   ==========       ==========

                                                                                                 EQ/BOSTON     EQ/CALVERT
                                                                                              ADVISORS EQUITY   SOCIALLY
                                                                                                  INCOME*     RESPONSIBLE*
                                                                                              --------------- ------------
                                                                                                   2014           2014
                                                                                              --------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................   $  144,039     $   1,295
  Net realized gain (loss) on investments....................................................      898,128        44,007
  Net change in unrealized appreciation (depreciation) of investments........................     (282,832)      (20,132)
                                                                                                ----------     ---------
  Net increase (decrease) in net assets resulting from operations............................      759,335        25,170
                                                                                                ----------     ---------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................      363,652       223,929
   Transfers from Separate Account MLOA L....................................................    8,767,898       121,458
   Transfers between Variable Investment Options including guaranteed interest account, net..      (37,537)     (181,587)
   Redemptions for contract benefits and terminations........................................      (37,010)       (2,867)
   Contract maintenance charges..............................................................     (312,911)      (12,016)
                                                                                                ----------     ---------
  Net increase (decrease) in net assets resulting from contractowners transactions...........    8,744,092       148,917
                                                                                                ----------     ---------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......           --            --
                                                                                                ----------     ---------

NET INCREASE (DECREASE) IN NET ASSETS........................................................    9,503,427       174,087
                                                                                                ----------     ---------

NET ASSETS -- END OF YEAR....................................................................   $9,503,427     $ 174,087
                                                                                                ==========     =========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        2,333            --
  Transferred from Separate Account MLOA L...................................................      275,266           318
  Redeemed...................................................................................       (8,517)          (33)
                                                                                                ----------     ---------
  Net Increase (Decrease)....................................................................      269,082           285
                                                                                                ==========     =========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,021         1,625
  Transferred from Separate Account MLOA L...................................................        8,383           826
  Redeemed...................................................................................         (267)       (1,398)
                                                                                                ----------     ---------
  Net Increase (Decrease)....................................................................        9,137         1,053
                                                                                                ==========     =========

UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................           --            --
  Transferred from Separate Account MLOA L...................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                                ----------     ---------
  Net Increase (Decrease)....................................................................           --            --
                                                                                                ==========     =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-52

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                           EQ/CAPITAL
                                                                                            GUARDIAN   EQ/COMMON   EQ/CORE BOND
                                                                                           RESEARCH*  STOCK INDEX*    INDEX*
                                                                                           ---------- ------------ ------------
                                                                                              2014        2014         2014
                                                                                           ---------- ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................  $  5,948  $   133,344  $   169,041
  Net realized gain (loss) on investments.................................................    47,274      582,208       15,821
  Net change in unrealized appreciation (depreciation) of investments.....................    27,757      463,807      118,044
                                                                                            --------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations.........................    80,979    1,179,359      302,906
                                                                                            --------  -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..................................................   161,371    2,446,929      624,408
   Transfers from Separate Account MLOA L.................................................   755,713    9,110,102   12,550,444
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................   (20,130)    (333,359)     (42,139)
   Redemptions for contract benefits and terminations.....................................   (42,001)    (463,370)     (95,260)
   Contract maintenance charges...........................................................   (60,180)    (854,798)    (499,432)
                                                                                            --------  -----------  -----------
  Net increase (decrease) in net assets resulting from contractowners transactions........   794,773    9,905,504   12,538,021
                                                                                            --------  -----------  -----------
  Net increase (decrease) in amount retained by MONY America in Separate Account
   MLOA K.................................................................................        25           --           --
                                                                                            --------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS.....................................................   875,777   11,084,863   12,840,927
                                                                                            --------  -----------  -----------

NET ASSETS -- END OF YEAR.................................................................  $875,777  $11,084,863  $12,840,927
                                                                                            ========  ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued..................................................................................       297          119        4,680
  Transferred from Separate Account MLOA L................................................     5,857        1,613      672,240
  Redeemed................................................................................    (2,542)        (414)     (19,525)
                                                                                            --------  -----------  -----------
  Net Increase (Decrease).................................................................     3,612        1,318      657,395
                                                                                            ========  ===========  ===========

UNIT ACTIVITY CLASS B
  Issued..................................................................................       661       13,100        2,670
  Transferred from Separate Account MLOA L................................................     3,024       60,850       17,246
  Redeemed................................................................................      (336)      (7,807)      (1,101)
                                                                                            --------  -----------  -----------
  Net Increase (Decrease).................................................................     3,349       66,143       18,815
                                                                                            ========  ===========  ===========

                                                                                                           EQ/GAMCO
                                                                                           EQ/EQUITY 500  MERGERS AND
                                                                                              INDEX*     ACQUISITIONS*
                                                                                           ------------- -------------
                                                                                               2014          2014
                                                                                           ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................  $   198,669   $       --
  Net realized gain (loss) on investments.................................................      370,885       69,753
  Net change in unrealized appreciation (depreciation) of investments.....................    1,099,632      (47,184)
                                                                                            -----------   ----------
  Net increase (decrease) in net assets resulting from operations.........................    1,669,186       22,569
                                                                                            -----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..................................................    2,915,559      222,498
   Transfers from Separate Account MLOA L.................................................   11,766,554    1,169,580
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................       97,329       77,048
   Redemptions for contract benefits and terminations.....................................     (230,569)     (32,215)
   Contract maintenance charges...........................................................   (1,089,873)     (99,393)
                                                                                            -----------   ----------
  Net increase (decrease) in net assets resulting from contractowners transactions........   13,459,000    1,337,518
                                                                                            -----------   ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account
   MLOA K.................................................................................           50           --
                                                                                            -----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................................................   15,128,236    1,360,087
                                                                                            -----------   ----------

NET ASSETS -- END OF YEAR.................................................................  $15,128,236   $1,360,087
                                                                                            ===========   ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued..................................................................................           --           --
  Transferred from Separate Account MLOA L................................................           --           --
  Redeemed................................................................................           --           --
                                                                                            -----------   ----------
  Net Increase (Decrease).................................................................           --           --
                                                                                            ===========   ==========

UNIT ACTIVITY CLASS B
  Issued..................................................................................       12,469        1,635
  Transferred from Separate Account MLOA L................................................       72,836        7,288
  Redeemed................................................................................       (2,417)        (584)
                                                                                            -----------   ----------
  Net Increase (Decrease).................................................................       82,888        8,339
                                                                                            ===========   ==========

                                                                                           EQ/GAMCO SMALL
                                                                                              COMPANY
                                                                                               VALUE*
                                                                                           --------------
                                                                                                2014
                                                                                           --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................  $    45,106
  Net realized gain (loss) on investments.................................................      802,605
  Net change in unrealized appreciation (depreciation) of investments.....................     (341,369)
                                                                                            -----------
  Net increase (decrease) in net assets resulting from operations.........................      506,342
                                                                                            -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..................................................    2,750,066
   Transfers from Separate Account MLOA L.................................................   15,384,764
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................     (562,286)
   Redemptions for contract benefits and terminations.....................................     (186,335)
   Contract maintenance charges...........................................................   (1,067,173)
                                                                                            -----------
  Net increase (decrease) in net assets resulting from contractowners transactions........   16,319,036
                                                                                            -----------
  Net increase (decrease) in amount retained by MONY America in Separate Account
   MLOA K.................................................................................           --
                                                                                            -----------

NET INCREASE (DECREASE) IN NET ASSETS.....................................................   16,825,378
                                                                                            -----------

NET ASSETS -- END OF YEAR.................................................................  $16,825,378
                                                                                            ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued..................................................................................           --
  Transferred from Separate Account MLOA L................................................           --
  Redeemed................................................................................           --
                                                                                            -----------
  Net Increase (Decrease).................................................................           --
                                                                                            ===========

UNIT ACTIVITY CLASS B
  Issued..................................................................................        6,391
  Transferred from Separate Account MLOA L................................................       83,446
  Redeemed................................................................................       (5,148)
                                                                                            -----------
  Net Increase (Decrease).................................................................       84,689
                                                                                            ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                          EQ/INTERMEDIATE
                                                                           EQ/GLOBAL BOND   GOVERNMENT    EQ/INTERNATIONAL
                                                                               PLUS*           BOND*       EQUITY INDEX*
                                                                           -------------- --------------- ----------------
                                                                                2014           2014             2014
                                                                           -------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................   $   11,602     $   32,294       $  241,805
  Net realized gain (loss) on investments.................................       25,816         46,744          (95,266)
  Net change in unrealized appreciation (depreciation) of investments.....      (24,513)        46,346         (692,442)
                                                                             ----------     ----------       ----------
  Net increase (decrease) in net assets resulting from operations.........       12,905        125,384         (545,903)
                                                                             ----------     ----------       ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..................................      338,095        410,969        1,023,208
   Transfers from Separate Account MLOA L.................................    1,561,593      8,268,142        7,525,634
   Transfers between Variable Investment Options including guaranteed
    interest account, net.................................................      (17,968)        16,808           78,853
   Redemptions for contract benefits and terminations.....................      (38,188)       (27,611)        (145,385)
   Contract maintenance charges...........................................     (156,440)      (888,476)        (479,877)
                                                                             ----------     ----------       ----------
  Net increase (decrease) in net assets resulting from contractowners
   transactions...........................................................    1,687,092      7,779,832        8,002,433
                                                                             ----------     ----------       ----------
  Net increase (decrease) in amount retained by MONY America in Separate
   Account MLOA K.........................................................           50         (1,435)              --
                                                                             ----------     ----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................................    1,700,047      7,903,781        7,456,530
                                                                             ----------     ----------       ----------

NET ASSETS -- END OF YEAR.................................................   $1,700,047     $7,903,781       $7,456,530
                                                                             ==========     ==========       ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued..................................................................           --         14,825            2,743
  Transferred from Separate Account MLOA L................................           --        417,409          224,276
  Redeemed................................................................           --        (44,540)          (9,349)
                                                                             ----------     ----------       ----------
  Net Increase (Decrease).................................................           --        387,694          217,670
                                                                             ==========     ==========       ==========

UNIT ACTIVITY CLASS B
  Issued..................................................................        1,972          1,544            5,537
  Transferred from Separate Account MLOA L................................       11,591          6,020           31,623
  Redeemed................................................................       (1,055)        (1,166)          (1,428)
                                                                             ----------     ----------       ----------
  Net Increase (Decrease).................................................       12,508          6,398           35,732
                                                                             ==========     ==========       ==========

                                                                                         EQ/JPMORGAN
                                                                            EQ/INVESCO      VALUE      EQ/LARGE CAP
                                                                           COMSTOCK*(E) OPPORTUNITIES* GROWTH INDEX*
                                                                           ------------ -------------- -------------
                                                                               2014          2014          2014
                                                                           ------------ -------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................  $   40,313    $   11,028    $   21,894
  Net realized gain (loss) on investments.................................      95,387        55,231       431,128
  Net change in unrealized appreciation (depreciation) of investments.....      43,527        70,545      (196,774)
                                                                            ----------    ----------    ----------
  Net increase (decrease) in net assets resulting from operations.........     179,227       136,804       256,248
                                                                            ----------    ----------    ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..................................     352,362       232,530       434,364
   Transfers from Separate Account MLOA L.................................   1,581,122       923,426     2,037,408
   Transfers between Variable Investment Options including guaranteed
    interest account, net.................................................   1,040,388       (75,395)      130,762
   Redemptions for contract benefits and terminations.....................     (23,321)      (16,420)      (74,088)
   Contract maintenance charges...........................................    (167,168)      (78,965)     (190,086)
                                                                            ----------    ----------    ----------
  Net increase (decrease) in net assets resulting from contractowners
   transactions...........................................................   2,783,383       985,176     2,338,360
                                                                            ----------    ----------    ----------
  Net increase (decrease) in amount retained by MONY America in Separate
   Account MLOA K.........................................................         350            --            50
                                                                            ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................................   2,962,960     1,121,980     2,594,658
                                                                            ----------    ----------    ----------

NET ASSETS -- END OF YEAR.................................................  $2,962,960    $1,121,980    $2,594,658
                                                                            ==========    ==========    ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued..................................................................          --            --            --
  Transferred from Separate Account MLOA L................................          --            56            --
  Redeemed................................................................          --            (1)           --
                                                                            ----------    ----------    ----------
  Net Increase (Decrease).................................................          --            55            --
                                                                            ==========    ==========    ==========

UNIT ACTIVITY CLASS B
  Issued..................................................................       7,780           765         3,732
  Transferred from Separate Account MLOA L................................       9,094         3,814        14,643
  Redeemed................................................................      (1,227)         (528)       (1,761)
                                                                            ----------    ----------    ----------
  Net Increase (Decrease).................................................      15,647         4,051        16,614
                                                                            ==========    ==========    ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(e)EQ/Invesco Comstock replaced EQ/Lord Abbett Large Cap Core due to a fund merger on June 13, 2014.

                                    FSA-54

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                    EQ/MFS
                                                                                    EQ/LARGE CAP INTERNATIONAL
                                                                                    VALUE INDEX*    GROWTH*    EQ/MID CAP INDEX*
                                                                                    ------------ ------------- -----------------
                                                                                        2014         2014            2014
                                                                                    ------------ ------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).....................................................  $   28,356   $   52,253      $   34,971
  Net realized gain (loss) on investments..........................................      83,337      304,239          90,433
  Net change in unrealized appreciation (depreciation) of investments..............      97,674     (631,311)        244,076
                                                                                     ----------   ----------      ----------
  Net increase (decrease) in net assets resulting from operations..................     209,367     (274,819)        369,480
                                                                                     ----------   ----------      ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners...........................................     290,209      590,696         768,615
   Transfers from Separate Account MLOA L..........................................   1,640,507    5,378,149       3,942,176
   Transfers between Variable Investment Options including guaranteed interest
    account, net...................................................................     (32,156)      34,538        (144,686)
   Redemptions for contract benefits and terminations..............................     (46,460)     (75,538)       (123,153)
   Contract maintenance charges....................................................    (156,783)    (312,424)       (331,191)
                                                                                     ----------   ----------      ----------
  Net increase (decrease) in net assets resulting from contractowners transactions.   1,695,317    5,615,421       4,111,761
                                                                                     ----------   ----------      ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account
   MLOA K..........................................................................          --           75              40
                                                                                     ----------   ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS..............................................   1,904,684    5,340,677       4,481,281
                                                                                     ----------   ----------      ----------

NET ASSETS -- END OF YEAR..........................................................  $1,904,684   $5,340,677      $4,481,281
                                                                                     ==========   ==========      ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued...........................................................................          --           --              --
  Transferred from Separate Account MLOA L.........................................          --           --              --
  Redeemed.........................................................................          --           --              --
                                                                                     ----------   ----------      ----------
  Net Increase (Decrease)..........................................................          --           --              --
                                                                                     ==========   ==========      ==========

UNIT ACTIVITY CLASS B
  Issued...........................................................................       2,183        4,940           2,316
  Transferred from Separate Account MLOA L.........................................      16,910      152,766          19,780
  Redeemed.........................................................................      (1,660)      (9,306)         (1,466)
                                                                                     ----------   ----------      ----------
  Net Increase (Decrease)..........................................................      17,433      148,400          20,630
                                                                                     ==========   ==========      ==========

                                                                                                    EQ/MORGAN
                                                                                      EQ/MONEY   STANLEY MID CAP EQ/PIMCO ULTRA
                                                                                      MARKET*        GROWTH*      SHORT BOND*
                                                                                    -----------  --------------- --------------
                                                                                        2014          2014            2014
                                                                                    -----------  --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)..................................................... $         9    $        --     $   16,282
  Net realized gain (loss) on investments..........................................          39      1,031,006          2,501
  Net change in unrealized appreciation (depreciation) of investments..............           8     (1,070,968)       (22,841)
                                                                                    -----------    -----------     ----------
  Net increase (decrease) in net assets resulting from operations..................          56        (39,962)        (4,058)
                                                                                    -----------    -----------     ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners...........................................   7,072,483        998,495        578,119
   Transfers from Separate Account MLOA L..........................................   8,238,134      6,791,427      3,961,611
   Transfers between Variable Investment Options including guaranteed interest
    account, net...................................................................  (4,604,287)      (157,917)        19,121
   Redemptions for contract benefits and terminations..............................  (1,032,302)       (91,438)       (47,062)
   Contract maintenance charges....................................................    (904,188)      (406,150)      (327,854)
                                                                                    -----------    -----------     ----------
  Net increase (decrease) in net assets resulting from contractowners transactions.   8,769,840      7,134,417      4,183,935
                                                                                    -----------    -----------     ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account
   MLOA K..........................................................................          --             --             --
                                                                                    -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS..............................................   8,769,896      7,094,455      4,179,877
                                                                                    -----------    -----------     ----------

NET ASSETS -- END OF YEAR.......................................................... $ 8,769,896    $ 7,094,455     $4,179,877
                                                                                    ===========    ===========     ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued...........................................................................     135,581            704            397
  Transferred from Separate Account MLOA L.........................................      73,286         82,345         85,881
  Redeemed.........................................................................     (80,020)        (2,754)        (3,833)
                                                                                    -----------    -----------     ----------
  Net Increase (Decrease)..........................................................     128,847         80,295         82,445
                                                                                    ===========    ===========     ==========

UNIT ACTIVITY CLASS B
  Issued...........................................................................      63,504          2,492          3,446
  Transferred from Separate Account MLOA L.........................................      56,280         16,620         23,224
  Redeemed.........................................................................     (64,288)          (849)        (1,174)
                                                                                    -----------    -----------     ----------
  Net Increase (Decrease)..........................................................      55,496         18,263         25,496
                                                                                    ===========    ===========     ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-55

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                                              EQ/QUALITY     EQ/SMALL
                                                                                              BOND PLUS*  COMPANY INDEX*
                                                                                              ----------  --------------
                                                                                                 2014          2014
                                                                                              ----------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   16,868    $   46,496
  Net realized gain (loss) on investments....................................................    (11,752)      575,490
  Net change in unrealized appreciation (depreciation) of investments........................     39,828      (337,757)
                                                                                              ----------    ----------
  Net increase (decrease) in net assets resulting from operations............................     44,944       284,229
                                                                                              ----------    ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................    354,135       627,451
   Transfers from Separate Account MLOA L....................................................  1,484,902     5,752,589
   Transfers between Variable Investment Options including guaranteed interest account, net..     23,082       (46,891)
   Redemptions for contract benefits and terminations........................................    (77,801)     (126,113)
   Contract maintenance charges..............................................................   (175,815)     (311,523)
                                                                                              ----------    ----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........  1,608,503     5,895,513
                                                                                              ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................  1,653,447     6,179,742
                                                                                              ----------    ----------

NET ASSETS -- END OF YEAR.................................................................... $1,653,447    $6,179,742
                                                                                              ==========    ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        143         1,368
  Transferred from Separate Account MLOA L...................................................      1,598       131,585
  Redeemed...................................................................................       (169)       (5,200)
                                                                                              ----------    ----------
  Net Increase (Decrease)....................................................................      1,572       127,753
                                                                                              ==========    ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,421         1,615
  Transferred from Separate Account MLOA L...................................................      8,946        13,812
  Redeemed...................................................................................       (675)         (884)
                                                                                              ----------    ----------
  Net Increase (Decrease)....................................................................      9,692        14,543
                                                                                              ==========    ==========

UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................         --            --
  Transferred from Separate Account MLOA L...................................................         --            --
  Redeemed...................................................................................         --            --
                                                                                              ----------    ----------
  Net Increase (Decrease)....................................................................         --            --
                                                                                              ==========    ==========

                                                                                               EQ/T. ROWE
                                                                                              PRICE GROWTH EQ/UBS GROWTH
                                                                                                 STOCK*      & INCOME*
                                                                                              ------------ -------------
                                                                                                  2014         2014
                                                                                              ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................  $       --    $  5,585
  Net realized gain (loss) on investments....................................................     207,326      30,278
  Net change in unrealized appreciation (depreciation) of investments........................     300,696      79,993
                                                                                               ----------    --------
  Net increase (decrease) in net assets resulting from operations............................     508,022     115,856
                                                                                               ----------    --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................     838,916     146,327
   Transfers from Separate Account MLOA L....................................................   5,531,912     637,192
   Transfers between Variable Investment Options including guaranteed interest account, net..      55,642     161,198
   Redemptions for contract benefits and terminations........................................     (41,627)     (5,654)
   Contract maintenance charges..............................................................    (329,431)    (63,643)
                                                                                               ----------    --------
  Net increase (decrease) in net assets resulting from contractowners transactions...........   6,055,412     875,420
                                                                                               ----------    --------

NET INCREASE (DECREASE) IN NET ASSETS........................................................   6,563,434     991,276
                                                                                               ----------    --------

NET ASSETS -- END OF YEAR....................................................................  $6,563,434    $991,276
                                                                                               ==========    ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --          --
  Transferred from Separate Account MLOA L...................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                               ----------    --------
  Net Increase (Decrease)....................................................................          --          --
                                                                                               ==========    ========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................       6,597       1,524
  Transferred from Separate Account MLOA L...................................................     134,529       3,336
  Redeemed...................................................................................      (8,805)       (280)
                                                                                               ----------    --------
  Net Increase (Decrease)....................................................................     132,321       4,580
                                                                                               ==========    ========

UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................          --          --
  Transferred from Separate Account MLOA L...................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                               ----------    --------
  Net Increase (Decrease)....................................................................          --          --
                                                                                               ==========    ========

                                                                                                             FIDELITY(R) VIP
                                                                                              EQ/WELLS FARGO  ASSET MANAGER
                                                                                              OMEGA GROWTH*     PORTFOLIO
                                                                                              -------------- ---------------
                                                                                                   2014           2014
                                                                                              -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................   $       --       $   117
  Net realized gain (loss) on investments....................................................      757,057         1,265
  Net change in unrealized appreciation (depreciation) of investments........................     (552,255)         (835)
                                                                                                ----------       -------
  Net increase (decrease) in net assets resulting from operations............................      204,802           547
                                                                                                ----------       -------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................    1,242,226             5
   Transfers from Separate Account MLOA L....................................................    4,790,624         9,889
   Transfers between Variable Investment Options including guaranteed interest account, net..     (205,307)       (2,367)
   Redemptions for contract benefits and terminations........................................      (45,702)         (548)
   Contract maintenance charges..............................................................     (390,951)         (339)
                                                                                                ----------       -------
  Net increase (decrease) in net assets resulting from contractowners transactions...........    5,390,890         6,640
                                                                                                ----------       -------

NET INCREASE (DECREASE) IN NET ASSETS........................................................    5,595,692         7,187
                                                                                                ----------       -------

NET ASSETS -- END OF YEAR....................................................................   $5,595,692       $ 7,187
                                                                                                ==========       =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --            --
  Transferred from Separate Account MLOA L...................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                                ----------       -------
  Net Increase (Decrease)....................................................................           --            --
                                                                                                ==========       =======

UNIT ACTIVITY CLASS B
  Issued.....................................................................................        5,255            --
  Transferred from Separate Account MLOA L...................................................       23,599            --
  Redeemed...................................................................................       (2,298)           --
                                                                                                ----------       -------
  Net Increase (Decrease)....................................................................       26,556            --
                                                                                                ==========       =======

UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................           --            20
  Transferred from Separate Account MLOA L...................................................           --           540
  Redeemed...................................................................................           --          (189)
                                                                                                ----------       -------
  Net Increase (Decrease)....................................................................           --           371
                                                                                                ==========       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                              FIDELITY(R) VIP
                                                                                              FIDELITY(R) VIP    GROWTH &
                                                                                               CONTRAFUND(R)      INCOME
                                                                                                 PORTFOLIO       PORTFOLIO
                                                                                              --------------- ---------------
                                                                                                   2014            2014
                                                                                              --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................   $   59,767      $   21,208
  Net realized gain (loss) on investments....................................................      286,353          58,537
  Net change in unrealized appreciation (depreciation) of investments........................      373,929          42,661
                                                                                                ----------      ----------

  Net increase (decrease) in net assets resulting from operations............................      720,049         122,406
                                                                                                ----------      ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................      806,073         157,295
   Transfers from Separate Account MLOA L....................................................    5,854,993       1,143,378
   Transfers between Variable Investment Options including guaranteed interest account, net..       (7,396)        (52,627)
   Redemptions for contract benefits and terminations........................................      (42,808)        (14,792)
   Contract maintenance charges..............................................................     (314,008)        (72,265)
                                                                                                ----------      ----------

  Net increase (decrease) in net assets resulting from contractowners transactions...........    6,296,854       1,160,989
                                                                                                ----------      ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......           --              --
                                                                                                ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................    7,016,903       1,283,395
                                                                                                ----------      ----------

NET ASSETS -- END OF YEAR....................................................................   $7,016,903      $1,283,395
                                                                                                ==========      ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................           --              --
  Transferred from Separate Account MLOA L...................................................           --              --
  Redeemed...................................................................................           --              --
                                                                                                ----------      ----------
  Net Increase (Decrease)....................................................................           --              --
                                                                                                ==========      ==========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................        2,919           1,805
  Transferred from Separate Account MLOA L...................................................      167,845          47,561
  Redeemed...................................................................................       (6,740)         (7,496)
                                                                                                ----------      ----------
  Net Increase (Decrease)....................................................................      164,024          41,870
                                                                                                ==========      ==========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................        4,104             866
  Transferred from Separate Account MLOA L...................................................       11,061           1,713
  Redeemed...................................................................................         (857)           (136)
                                                                                                ----------      ----------
  Net Increase (Decrease)....................................................................       14,308           2,443
                                                                                                ==========      ==========


                                                                                              FIDELITY(R) VIP MID    FRANKLIN
                                                                                                 CAP PORTFOLIO    INCOME VIP FUND
                                                                                              ------------------- ---------------
                                                                                                     2014              2014
                                                                                              ------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................     $      305         $  24,712
  Net realized gain (loss) on investments....................................................         36,950            25,661
  Net change in unrealized appreciation (depreciation) of investments........................         50,636           (26,012)
                                                                                                  ----------         ---------

  Net increase (decrease) in net assets resulting from operations............................         87,891            24,361
                                                                                                  ----------         ---------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................        381,364            21,985
   Transfers from Separate Account MLOA L....................................................      1,240,485           469,725
   Transfers between Variable Investment Options including guaranteed interest account, net..         40,156          (102,940)
   Redemptions for contract benefits and terminations........................................         (3,115)           (4,234)
   Contract maintenance charges..............................................................       (124,438)          (13,811)
                                                                                                  ----------         ---------

  Net increase (decrease) in net assets resulting from contractowners transactions...........      1,534,452           370,725
                                                                                                  ----------         ---------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......             50                --
                                                                                                  ----------         ---------

NET INCREASE (DECREASE) IN NET ASSETS........................................................      1,622,393           395,086
                                                                                                  ----------         ---------

NET ASSETS -- END OF YEAR....................................................................     $1,622,393         $ 395,086
                                                                                                  ==========         =========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................             --             1,515
  Transferred from Separate Account MLOA L...................................................             --            33,278
  Redeemed...................................................................................             --            (8,050)
                                                                                                  ----------         ---------
  Net Increase (Decrease)....................................................................             --            26,743
                                                                                                  ==========         =========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................             --                --
  Transferred from Separate Account MLOA L...................................................             --                --
  Redeemed...................................................................................             --                --
                                                                                                  ----------         ---------
  Net Increase (Decrease)....................................................................             --                --
                                                                                                  ==========         =========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................          2,160                --
  Transferred from Separate Account MLOA L...................................................          7,888                --
  Redeemed...................................................................................           (319)               --
                                                                                                  ----------         ---------
  Net Increase (Decrease)....................................................................          9,729                --
                                                                                                  ==========         =========

                                                                                                FRANKLIN    FRANKLIN RISING
                                                                                              MUTUAL SHARES  DIVIDENDS VIP
                                                                                                VIP FUND         FUND
                                                                                              ------------- ---------------
                                                                                                  2014           2014
                                                                                              ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................   $  5,791      $   41,123
  Net realized gain (loss) on investments....................................................      7,798         134,525
  Net change in unrealized appreciation (depreciation) of investments........................      3,724          92,068
                                                                                                --------      ----------

  Net increase (decrease) in net assets resulting from operations............................     17,313         267,716
                                                                                                --------      ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................    149,716         664,217
   Transfers from Separate Account MLOA L....................................................    246,553       2,889,512
   Transfers between Variable Investment Options including guaranteed interest account, net..    (17,066)       (127,054)
   Redemptions for contract benefits and terminations........................................     (2,187)        (20,595)
   Contract maintenance charges..............................................................    (20,252)       (224,378)
                                                                                                --------      ----------

  Net increase (decrease) in net assets resulting from contractowners transactions...........    356,764       3,181,702
                                                                                                --------      ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......         75              --
                                                                                                --------      ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................    374,152       3,449,418
                                                                                                --------      ----------

NET ASSETS -- END OF YEAR....................................................................   $374,152      $3,449,418
                                                                                                ========      ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................        847           3,080
  Transferred from Separate Account MLOA L...................................................      1,651          17,306
  Redeemed...................................................................................       (159)         (1,384)
                                                                                                --------      ----------
  Net Increase (Decrease)....................................................................      2,339          19,002
                                                                                                ========      ==========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................         --              --
  Transferred from Separate Account MLOA L...................................................         --              --
  Redeemed...................................................................................         --              --
                                                                                                --------      ----------
  Net Increase (Decrease)....................................................................         --              --
                                                                                                ========      ==========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         --              --
  Transferred from Separate Account MLOA L...................................................         --              --
  Redeemed...................................................................................         --              --
                                                                                                --------      ----------
  Net Increase (Decrease)....................................................................         --              --
                                                                                                ========      ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-57

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                              FRANKLIN SMALL    FRANKLIN
                                                                                              CAP VALUE VIP     STRATEGIC
                                                                                                   FUND      INCOME VIP FUND
                                                                                              -------------- ---------------
                                                                                                   2014           2014
                                                                                              -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................    $  1,467      $  113,401
  Net realized gain (loss) on investments....................................................      21,172          33,115
  Net change in unrealized appreciation (depreciation) of investments........................     (20,894)       (123,813)
                                                                                                 --------      ----------

  Net increase (decrease) in net assets resulting from operations............................       1,745          22,703
                                                                                                 --------      ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................      72,040         653,804
   Transfers from Separate Account MLOA L....................................................     209,916       1,650,419
   Transfers between Variable Investment Options including guaranteed interest account, net..       8,358         272,399
   Redemptions for contract benefits and terminations........................................        (328)        (16,436)
   Contract maintenance charges..............................................................     (22,960)       (201,531)
                                                                                                 --------      ----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........     267,026       2,358,655
                                                                                                 --------      ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......          --              25
                                                                                                 --------      ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................     268,771       2,381,383
                                                                                                 --------      ----------

NET ASSETS -- END OF YEAR....................................................................    $268,771      $2,381,383
                                                                                                 ========      ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         406           6,912
  Transferred from Separate Account MLOA L...................................................       1,266          13,125
  Redeemed...................................................................................         (60)         (1,445)
                                                                                                 --------      ----------
  Net Increase (Decrease)....................................................................       1,612          18,592
                                                                                                 ========      ==========

UNIT ACTIVITY SERIES I
  Issued.....................................................................................          --              --
  Transferred from Separate Account MLOA L...................................................          --              --
  Redeemed...................................................................................          --              --
                                                                                                 --------      ----------
  Net Increase (Decrease)....................................................................          --              --
                                                                                                 ========      ==========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................          --              --
  Transferred from Separate Account MLOA L...................................................          --              --
  Redeemed...................................................................................          --              --
                                                                                                 --------      ----------
  Net Increase (Decrease)....................................................................          --              --
                                                                                                 ========      ==========

                                                                                              GOLDMAN SACHS INVESCO V.I.
                                                                                               VIT MID CAP   DIVERSIFIED
                                                                                               VALUE FUND   DIVIDEND FUND
                                                                                              ------------- -------------
                                                                                                  2014          2014
                                                                                              ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................   $  5,513     $   42,749
  Net realized gain (loss) on investments....................................................    150,318         36,818
  Net change in unrealized appreciation (depreciation) of investments........................    (76,595)       223,053
                                                                                                --------     ----------

  Net increase (decrease) in net assets resulting from operations............................     79,236        302,620
                                                                                                --------     ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................    223,387         35,846
   Transfers from Separate Account MLOA L....................................................    498,944      2,421,186
   Transfers between Variable Investment Options including guaranteed interest account, net..      8,492        (25,455)
   Redemptions for contract benefits and terminations........................................     (1,726)       (19,237)
   Contract maintenance charges..............................................................    (47,765)       (79,659)
                                                                                                --------     ----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........    681,332      2,332,681
                                                                                                --------     ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......         50             25
                                                                                                --------     ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................    760,618      2,635,326
                                                                                                --------     ----------

NET ASSETS -- END OF YEAR....................................................................   $760,618     $2,635,326
                                                                                                ========     ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --             --
  Transferred from Separate Account MLOA L...................................................         --             --
  Redeemed...................................................................................         --             --
                                                                                                --------     ----------
  Net Increase (Decrease)....................................................................         --             --
                                                                                                ========     ==========

UNIT ACTIVITY SERIES I
  Issued.....................................................................................         --          3,107
  Transferred from Separate Account MLOA L...................................................         --        239,207
  Redeemed...................................................................................         --        (11,553)
                                                                                                --------     ----------
  Net Increase (Decrease)....................................................................         --        230,761
                                                                                                ========     ==========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................      1,739             --
  Transferred from Separate Account MLOA L...................................................      3,143             --
  Redeemed...................................................................................       (652)            --
                                                                                                --------     ----------
  Net Increase (Decrease)....................................................................      4,230             --
                                                                                                ========     ==========

                                                                                              INVESCO V.I. INVESCO V.I.
                                                                                              GLOBAL CORE  GLOBAL HEALTH
                                                                                              EQUITY FUND    CARE FUND
                                                                                              ------------ -------------
                                                                                                  2014         2014
                                                                                              ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................    $   57      $     --
  Net realized gain (loss) on investments....................................................        89        18,828
  Net change in unrealized appreciation (depreciation) of investments........................      (124)       (1,167)
                                                                                                 ------      --------

  Net increase (decrease) in net assets resulting from operations............................        22        17,661
                                                                                                 ------      --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................        18         4,924
   Transfers from Separate Account MLOA L....................................................     3,024       111,622
   Transfers between Variable Investment Options including guaranteed interest account, net..       (21)      (41,152)
   Redemptions for contract benefits and terminations........................................        --          (506)
   Contract maintenance charges..............................................................      (313)       (4,446)
                                                                                                 ------      --------
  Net increase (decrease) in net assets resulting from contractowners transactions...........     2,708        70,442
                                                                                                 ------      --------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......        --            25
                                                                                                 ------      --------

NET INCREASE (DECREASE) IN NET ASSETS........................................................     2,730        88,128
                                                                                                 ------      --------

NET ASSETS -- END OF YEAR....................................................................    $2,730      $ 88,128
                                                                                                 ======      ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................        --            --
  Transferred from Separate Account MLOA L...................................................        --            --
  Redeemed...................................................................................        --            --
                                                                                                 ------      --------
  Net Increase (Decrease)....................................................................        --            --
                                                                                                 ======      ========

UNIT ACTIVITY SERIES I
  Issued.....................................................................................         2           171
  Transferred from Separate Account MLOA L...................................................       197         4,421
  Redeemed...................................................................................       (22)       (1,676)
                                                                                                 ------      --------
  Net Increase (Decrease)....................................................................       177         2,916
                                                                                                 ======      ========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................        --            --
  Transferred from Separate Account MLOA L...................................................        --            --
  Redeemed...................................................................................        --            --
                                                                                                 ------      --------
  Net Increase (Decrease)....................................................................        --            --
                                                                                                 ======      ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-58

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                   INVESCO V.I. INVESCO V.I.  INVESCO V.I. MID INVESCO V.I.
                                                                   GLOBAL REAL  INTERNATIONAL CAP CORE EQUITY   SMALL CAP
                                                                   ESTATE FUND   GROWTH FUND        FUND       EQUITY FUND
                                                                   ------------ ------------- ---------------- ------------
                                                                       2014         2014            2014           2014
                                                                   ------------ ------------- ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).....................................  $   26,689   $   16,465       $     --       $     --
 Net realized gain (loss) on investments..........................      34,252       10,899         44,858         31,671
 Net change in unrealized appreciation (depreciation) of
   investments....................................................     170,683      (25,152)       (32,567)       (23,805)
                                                                    ----------   ----------       --------       --------
 Net increase (decrease) in net assets resulting from operations..     231,624        2,212         12,291          7,866
                                                                    ----------   ----------       --------       --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..........................     580,270      367,737        116,947         58,464
   Transfers from Separate Account MLOA L.........................   1,426,975    1,001,801        269,038        238,494
   Transfers between Variable Investment Options including
    guaranteed interest account, net..............................      48,227      155,814         (6,757)        20,908
   Redemptions for contract benefits and terminations.............     (14,235)     (13,968)          (249)          (826)
   Contract maintenance charges...................................    (159,812)     (99,587)       (19,931)       (19,588)
                                                                    ----------   ----------       --------       --------
 Net increase (decrease) in net assets resulting from
   contractowners transactions....................................   1,881,425    1,411,797        359,048        297,452
                                                                    ----------   ----------       --------       --------
 Net increase (decrease) in amount retained by MONY America in
   Separate Account MLOA K........................................         200           70             50             75
                                                                    ----------   ----------       --------       --------

NET INCREASE (DECREASE) IN NET ASSETS.............................   2,113,249    1,414,079        371,389        305,393
                                                                    ----------   ----------       --------       --------

NET ASSETS -- END OF YEAR.........................................  $2,113,249   $1,414,079       $371,389       $305,393
                                                                    ==========   ==========       ========       ========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
 Issued...........................................................          --           --             --             --
 Transferred from Separate Account MLOA L.........................          --           --             --             --
 Redeemed.........................................................          --           --             --             --
                                                                    ----------   ----------       --------       --------
 Net Increase (Decrease)..........................................          --           --             --             --
                                                                    ==========   ==========       ========       ========

UNIT ACTIVITY SERIES I
 Issued...........................................................          --           --             --             --
 Transferred from Separate Account MLOA L.........................          --           --             --             --
 Redeemed.........................................................          --           --             --             --
                                                                    ----------   ----------       --------       --------
 Net Increase (Decrease)..........................................          --           --             --             --
                                                                    ==========   ==========       ========       ========

UNIT ACTIVITY SERIES II
 Issued...........................................................       4,025        3,370            832            478
 Transferred from Separate Account MLOA L.........................      10,474        7,130          1,926          1,412
 Redeemed.........................................................        (934)        (445)          (206)          (119)
                                                                    ----------   ----------       --------       --------
 Net Increase (Decrease)..........................................      13,565       10,055          2,552          1,771
                                                                    ==========   ==========       ========       ========

                                                                   INVESCO V.I.
                                                                    TECHNOLOGY  IVY FUNDS VIP
                                                                       FUND        ENERGY
                                                                   ------------ -------------
                                                                       2014         2014
                                                                   ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).....................................   $     --    $       --
 Net realized gain (loss) on investments..........................     11,989        76,157
 Net change in unrealized appreciation (depreciation) of
   investments....................................................     (6,917)     (264,393)
                                                                     --------    ----------
 Net increase (decrease) in net assets resulting from operations..      5,072      (188,236)
                                                                     --------    ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..........................      4,905       455,894
   Transfers from Separate Account MLOA L.........................     63,318     1,091,206
   Transfers between Variable Investment Options including
    guaranteed interest account, net..............................    (31,519)       76,060
   Redemptions for contract benefits and terminations.............         --        (9,691)
   Contract maintenance charges...................................     (2,804)     (124,380)
                                                                     --------    ----------
 Net increase (decrease) in net assets resulting from
   contractowners transactions....................................     33,900     1,489,089
                                                                     --------    ----------
 Net increase (decrease) in amount retained by MONY America in
   Separate Account MLOA K........................................         --            60
                                                                     --------    ----------

NET INCREASE (DECREASE) IN NET ASSETS.............................     38,972     1,300,913
                                                                     --------    ----------

NET ASSETS -- END OF YEAR.........................................   $ 38,972    $1,300,913
                                                                     ========    ==========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
 Issued...........................................................         --         4,129
 Transferred from Separate Account MLOA L.........................         --         8,095
 Redeemed.........................................................         --        (1,434)
                                                                     --------    ----------
 Net Increase (Decrease)..........................................         --        10,790
                                                                     ========    ==========

UNIT ACTIVITY SERIES I
 Issued...........................................................        233            --
 Transferred from Separate Account MLOA L.........................      3,246            --
 Redeemed.........................................................     (1,692)           --
                                                                     --------    ----------
 Net Increase (Decrease)..........................................      1,787            --
                                                                     ========    ==========

UNIT ACTIVITY SERIES II
 Issued...........................................................         --            --
 Transferred from Separate Account MLOA L.........................         --            --
 Redeemed.........................................................         --            --
                                                                     --------    ----------
 Net Increase (Decrease)..........................................         --            --
                                                                     ========    ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-59

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014



                                                                                           IVY FUNDS VIP IVY FUNDS VIP
                                                                                            HIGH INCOME  MID CAP GROWTH
                                                                                           ------------- --------------
                                                                                               2014           2014
                                                                                           ------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................  $   48,472     $       --
  Net realized gain (loss) on investments.................................................      11,403        129,869
  Net change in unrealized appreciation (depreciation) of investments.....................     (61,847)       (16,159)
                                                                                            ----------     ----------
  Net increase (decrease) in net assets resulting from operations.........................      (1,972)       113,710
                                                                                            ----------     ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..................................................     499,272        389,683
   Transfers from Separate Account MLOA L.................................................     591,066      1,303,451
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................     569,531       (181,660)
   Redemptions for contract benefits and terminations.....................................      (9,997)        (3,127)
   Contract maintenance charges...........................................................    (116,509)      (114,773)
                                                                                            ----------     ----------
  Net increase (decrease) in net assets resulting from contractowners transactions........   1,533,363      1,393,574
                                                                                            ----------     ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account
   MLOA K.................................................................................          --             --
                                                                                            ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................................................   1,531,391      1,507,284
                                                                                            ----------     ----------

NET ASSETS -- END OF YEAR.................................................................  $1,531,391     $1,507,284
                                                                                            ==========     ==========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued..................................................................................      10,226          1,884
  Transferred from Separate Account MLOA L................................................       5,709          7,671
  Redeemed................................................................................      (1,419)        (1,332)
                                                                                            ----------     ----------
  Net Increase (Decrease).................................................................      14,516          8,223
                                                                                            ==========     ==========

UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued..................................................................................          --             --
  Transferred from Separate Account MLOA L................................................          --             --
  Redeemed................................................................................          --             --
                                                                                            ----------     ----------
  Net Increase (Decrease).................................................................          --             --
                                                                                            ==========     ==========

                                                                                           IVY FUNDS VIP IVY FUNDS VIP
                                                                                            SCIENCE AND    SMALL CAP
                                                                                            TECHNOLOGY      GROWTH
                                                                                           ------------- -------------
                                                                                               2014          2014
                                                                                           ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................   $     --      $     --
  Net realized gain (loss) on investments.................................................     71,436        89,769
  Net change in unrealized appreciation (depreciation) of investments.....................    (50,990)      (75,790)
                                                                                             --------      --------
  Net increase (decrease) in net assets resulting from operations.........................     20,446        13,979
                                                                                             --------      --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..................................................    343,483       227,596
   Transfers from Separate Account MLOA L.................................................    320,797       561,484
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................    209,274        24,465
   Redemptions for contract benefits and terminations.....................................     (4,576)      (11,477)
   Contract maintenance charges...........................................................    (69,192)      (41,878)
                                                                                             --------      --------
  Net increase (decrease) in net assets resulting from contractowners transactions........    799,786       760,190
                                                                                             --------      --------
  Net increase (decrease) in amount retained by MONY America in Separate Account
   MLOA K.................................................................................         --            25
                                                                                             --------      --------

NET INCREASE (DECREASE) IN NET ASSETS.....................................................    820,232       774,194
                                                                                             --------      --------

NET ASSETS -- END OF YEAR.................................................................   $820,232      $774,194
                                                                                             ========      ========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued..................................................................................      5,196         1,818
  Transferred from Separate Account MLOA L................................................      2,413         3,670
  Redeemed................................................................................     (1,613)         (508)
                                                                                             --------      --------
  Net Increase (Decrease).................................................................      5,996         4,980
                                                                                             ========      ========

UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued..................................................................................         --            --
  Transferred from Separate Account MLOA L................................................         --            --
  Redeemed................................................................................         --            --
                                                                                             --------      --------
  Net Increase (Decrease).................................................................         --            --
                                                                                             ========      ========

                                                                                           JANUS ASPEN
                                                                                             SERIES    JANUS ASPEN
                                                                                           ENTERPRISE  SERIES FORTY
                                                                                            PORTFOLIO   PORTFOLIO
                                                                                           ----------- ------------
                                                                                              2014         2014
                                                                                           ----------- ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................  $    668    $    3,341
  Net realized gain (loss) on investments.................................................    72,299       631,392
  Net change in unrealized appreciation (depreciation) of investments.....................   (23,077)     (456,867)
                                                                                            --------    ----------
  Net increase (decrease) in net assets resulting from operations.........................    49,890       177,866
                                                                                            --------    ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners..................................................     6,739             5
   Transfers from Separate Account MLOA L.................................................   412,731     2,063,634
   Transfers between Variable Investment Options including guaranteed interest account,
    net...................................................................................   (23,768)           (6)
   Redemptions for contract benefits and terminations.....................................    (5,373)       (1,961)
   Contract maintenance charges...........................................................   (10,466)      (30,874)
                                                                                            --------    ----------
  Net increase (decrease) in net assets resulting from contractowners transactions........   379,863     2,030,798
                                                                                            --------    ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account
   MLOA K.................................................................................        --            50
                                                                                            --------    ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................................................   429,753     2,208,714
                                                                                            --------    ----------

NET ASSETS -- END OF YEAR.................................................................  $429,753    $2,208,714
                                                                                            ========    ==========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued..................................................................................        --            --
  Transferred from Separate Account MLOA L................................................        --            --
  Redeemed................................................................................        --            --
                                                                                            --------    ----------
  Net Increase (Decrease).................................................................        --            --
                                                                                            ========    ==========

UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued..................................................................................     2,978            --
  Transferred from Separate Account MLOA L................................................    30,851       120,452
  Redeemed................................................................................    (5,299)       (1,887)
                                                                                            --------    ----------
  Net Increase (Decrease).................................................................    28,530       118,565
                                                                                            ========    ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-60

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                                               JANUS ASPEN  JANUS ASPEN
                                                                                              SERIES GLOBAL   SERIES
                                                                                                RESEARCH     OVERSEAS
                                                                                                PORTFOLIO    PORTFOLIO
                                                                                              ------------- -----------
                                                                                                  2014         2014
                                                                                              ------------- -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................   $  4,103     $  4,274
  Net realized gain (loss) on investments....................................................     11,600       14,671
  Net change in unrealized appreciation (depreciation) of investments........................     11,947      (37,055)
                                                                                                --------     --------
  Net increase (decrease) in net assets resulting from operations............................     27,650      (18,110)
                                                                                                --------     --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................     17,248        1,382
   Transfers from Separate Account MLOA L....................................................    391,234      140,632
   Transfers between Variable Investment Options including guaranteed interest account, net..         --       12,126
   Redemptions for contract benefits and terminations........................................       (495)        (919)
   Contract maintenance charges..............................................................    (67,534)      (4,606)
                                                                                                --------     --------
  Net increase (decrease) in net assets resulting from contractowners transactions...........    340,453      148,615
                                                                                                --------     --------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......         --           25
                                                                                                --------     --------

NET INCREASE (DECREASE) IN NET ASSETS........................................................    368,103      130,530
                                                                                                --------     --------

NET ASSETS -- END OF YEAR....................................................................   $368,103     $130,530
                                                                                                ========     ========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................      1,471          635
  Transferred from Separate Account MLOA L...................................................     32,644        6,330
  Redeemed...................................................................................     (5,616)        (300)
                                                                                                --------     --------
  Net Increase (Decrease)....................................................................     28,499        6,665
                                                                                                ========     ========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         --           --
  Transferred from Separate Account MLOA L...................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                                --------     --------
  Net Increase (Decrease)....................................................................         --           --
                                                                                                ========     ========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         --           --
  Transferred from Separate Account MLOA L...................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                                --------     --------
  Net Increase (Decrease)....................................................................         --           --
                                                                                                ========     ========

                                                                                                                 LAZARD
                                                                                               JANUS ASPEN     RETIREMENT
                                                                                              SERIES PERKINS    EMERGING
                                                                                              MID CAP VALUE  MARKETS EQUITY
                                                                                                PORTFOLIO      PORTFOLIO
                                                                                              -------------- --------------
                                                                                                   2014           2014
                                                                                              -------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................   $   31,578     $   55,437
  Net realized gain (loss) on investments....................................................      333,041         10,273
  Net change in unrealized appreciation (depreciation) of investments........................     (160,880)      (228,588)
                                                                                                ----------     ----------
  Net increase (decrease) in net assets resulting from operations............................      203,739       (162,878)
                                                                                                ----------     ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................       53,453      1,023,643
   Transfers from Separate Account MLOA L....................................................    2,525,133      2,869,786
   Transfers between Variable Investment Options including guaranteed interest account, net..      (14,768)      (278,383)
   Redemptions for contract benefits and terminations........................................      (12,860)       (22,040)
   Contract maintenance charges..............................................................     (226,315)      (294,698)
                                                                                                ----------     ----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........    2,324,643      3,298,308
                                                                                                ----------     ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......           --             --
                                                                                                ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................    2,528,382      3,135,430
                                                                                                ----------     ----------

NET ASSETS -- END OF YEAR....................................................................   $2,528,382     $3,135,430
                                                                                                ==========     ==========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................           --             --
  Transferred from Separate Account MLOA L...................................................           --             --
  Redeemed...................................................................................           --             --
                                                                                                ----------     ----------
  Net Increase (Decrease)....................................................................           --             --
                                                                                                ==========     ==========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................           --             --
  Transferred from Separate Account MLOA L...................................................           --             --
  Redeemed...................................................................................           --             --
                                                                                                ----------     ----------
  Net Increase (Decrease)....................................................................           --             --
                                                                                                ==========     ==========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................        2,161          6,410
  Transferred from Separate Account MLOA L...................................................      105,484         25,468
  Redeemed...................................................................................      (10,247)        (2,699)
                                                                                                ----------     ----------
  Net Increase (Decrease)....................................................................       97,398         29,179
                                                                                                ==========     ==========

                                                                                                 MFS(R)
                                                                                              INTERNATIONAL MFS(R) INVESTORS
                                                                                                  VALUE       GROWTH STOCK
                                                                                                PORTFOLIO        SERIES
                                                                                              ------------- ----------------
                                                                                                  2014            2014
                                                                                              ------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................  $   55,986       $    379
  Net realized gain (loss) on investments....................................................      83,470         12,268
  Net change in unrealized appreciation (depreciation) of investments........................    (113,933)         2,737
                                                                                               ----------       --------
  Net increase (decrease) in net assets resulting from operations............................      25,523         15,384
                                                                                               ----------       --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................     829,450         39,621
   Transfers from Separate Account MLOA L....................................................   2,554,467        122,314
   Transfers between Variable Investment Options including guaranteed interest account, net..     176,645        (11,234)
   Redemptions for contract benefits and terminations........................................     (22,566)          (228)
   Contract maintenance charges..............................................................    (281,365)       (11,266)
                                                                                               ----------       --------
  Net increase (decrease) in net assets resulting from contractowners transactions...........   3,256,631        139,207
                                                                                               ----------       --------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......          --             90
                                                                                               ----------       --------

NET INCREASE (DECREASE) IN NET ASSETS........................................................   3,282,154        154,681
                                                                                               ----------       --------

NET ASSETS -- END OF YEAR....................................................................  $3,282,154       $154,681
                                                                                               ==========       ========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................          --             --
  Transferred from Separate Account MLOA L...................................................          --             --
  Redeemed...................................................................................          --             --
                                                                                               ----------       --------
  Net Increase (Decrease)....................................................................          --             --
                                                                                               ==========       ========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................       6,294            211
  Transferred from Separate Account MLOA L...................................................      16,449            759
  Redeemed...................................................................................      (1,847)          (106)
                                                                                               ----------       --------
  Net Increase (Decrease)....................................................................      20,896            864
                                                                                               ==========       ========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................          --             --
  Transferred from Separate Account MLOA L...................................................          --             --
  Redeemed...................................................................................          --             --
                                                                                               ----------       --------
  Net Increase (Decrease)....................................................................          --             --
                                                                                               ==========       ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-61

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                                              MFS(R) INVESTORS MFS(R) UTILITIES
                                                                                                TRUST SERIES        SERIES
                                                                                              ---------------- ----------------
                                                                                                    2014             2014
                                                                                              ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................     $  1,195         $  1,696
  Net realized gain (loss) on investments....................................................       14,486           16,710
  Net change in unrealized appreciation (depreciation) of investments........................         (558)          (5,469)
                                                                                                  --------         --------
  Net increase (decrease) in net assets resulting from operations............................       15,123           12,937
                                                                                                  --------         --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................       32,121            4,922
   Transfers from Separate Account MLOA L....................................................       70,603          105,531
   Transfers between Variable Investment Options including guaranteed interest account, net..       85,062          (42,921)
   Redemptions for contract benefits and terminations........................................          (10)            (595)
   Contract maintenance charges..............................................................      (11,410)          (3,884)
                                                                                                  --------         --------
  Net increase (decrease) in net assets resulting from contractowners transactions...........      176,366           63,053
                                                                                                  --------         --------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......           --               25
                                                                                                  --------         --------

NET INCREASE (DECREASE) IN NET ASSETS........................................................      191,489           76,015
                                                                                                  --------         --------

NET ASSETS -- END OF YEAR....................................................................     $191,489         $ 76,015
                                                                                                  ========         ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --               --
  Transferred from Separate Account MLOA L...................................................           --               --
  Redeemed...................................................................................           --               --
                                                                                                  --------         --------
  Net Increase (Decrease)....................................................................           --               --
                                                                                                  ========         ========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................           --               --
  Transferred from Separate Account MLOA L...................................................           --               --
  Redeemed...................................................................................           --               --
                                                                                                  --------         --------
  Net Increase (Decrease)....................................................................           --               --
                                                                                                  ========         ========

UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................           --              100
  Transferred from Separate Account MLOA L...................................................           --            2,414
  Redeemed...................................................................................           --             (972)
                                                                                                  --------         --------
  Net Increase (Decrease)....................................................................           --            1,542
                                                                                                  ========         ========

UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................          696               --
  Transferred from Separate Account MLOA L...................................................          450               --
  Redeemed...................................................................................          (44)              --
                                                                                                  --------         --------
  Net Increase (Decrease)....................................................................        1,102               --
                                                                                                  ========         ========

                                                                                              MULTIMANAGER
                                                                                               AGGRESSIVE  MULTIMANAGER
                                                                                                EQUITY*     CORE BOND*
                                                                                              ------------ ------------
                                                                                                  2014         2014
                                                                                              ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................  $    2,900  $   250,976
  Net realized gain (loss) on investments....................................................     268,501       72,940
  Net change in unrealized appreciation (depreciation) of investments........................     (10,788)     110,124
                                                                                               ----------  -----------
  Net increase (decrease) in net assets resulting from operations............................     260,613      434,040
                                                                                               ----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................     396,211      677,969
   Transfers from Separate Account MLOA L....................................................   2,757,364   12,167,093
   Transfers between Variable Investment Options including guaranteed interest account, net..    (102,212)    (377,356)
   Redemptions for contract benefits and terminations........................................     (66,867)    (158,885)
   Contract maintenance charges..............................................................    (243,976)    (587,998)
                                                                                               ----------  -----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........   2,740,520   11,720,823
                                                                                               ----------  -----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......          25        2,500
                                                                                               ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................   3,001,158   12,157,363
                                                                                               ----------  -----------

NET ASSETS -- END OF YEAR....................................................................  $3,001,158  $12,157,363
                                                                                               ==========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --       35,689
  Transferred from Separate Account MLOA L...................................................          --      733,764
  Redeemed...................................................................................          --      (81,632)
                                                                                               ----------  -----------
  Net Increase (Decrease)....................................................................          --      687,821
                                                                                               ==========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................       3,152        2,201
  Transferred from Separate Account MLOA L...................................................      21,495       14,251
  Redeemed...................................................................................      (3,507)      (1,162)
                                                                                               ----------  -----------
  Net Increase (Decrease)....................................................................      21,140       15,290
                                                                                               ==========  ===========

UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................          --           --
  Transferred from Separate Account MLOA L...................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                               ----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                               ==========  ===========

UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................          --           --
  Transferred from Separate Account MLOA L...................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                               ----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                               ==========  ===========

                                                                                               MULTIMANAGER    MULTIMANAGER
                                                                                              MID CAP GROWTH* MID CAP VALUE*
                                                                                              --------------- --------------
                                                                                                   2014            2014
                                                                                              --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................    $      --      $    7,845
  Net realized gain (loss) on investments....................................................      146,811          90,661
  Net change in unrealized appreciation (depreciation) of investments........................     (102,244)        (10,183)
                                                                                                 ---------      ----------
  Net increase (decrease) in net assets resulting from operations............................       44,567          88,323
                                                                                                 ---------      ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................      157,076         189,241
   Transfers from Separate Account MLOA L....................................................      899,132       1,650,796
   Transfers between Variable Investment Options including guaranteed interest account, net..      (13,470)        (25,106)
   Redemptions for contract benefits and terminations........................................      (11,629)        (44,270)
   Contract maintenance charges..............................................................      (80,972)       (134,339)
                                                                                                 ---------      ----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........      950,137       1,636,322
                                                                                                 ---------      ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......           25              25
                                                                                                 ---------      ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................      994,729       1,724,670
                                                                                                 ---------      ----------

NET ASSETS -- END OF YEAR....................................................................    $ 994,729      $1,724,670
                                                                                                 =========      ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           --              --
  Transferred from Separate Account MLOA L...................................................           --              --
  Redeemed...................................................................................           --              --
                                                                                                 ---------      ----------
  Net Increase (Decrease)....................................................................           --              --
                                                                                                 =========      ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          432             605
  Transferred from Separate Account MLOA L...................................................        2,931           7,105
  Redeemed...................................................................................         (271)           (664)
                                                                                                 ---------      ----------
  Net Increase (Decrease)....................................................................        3,092           7,046
                                                                                                 =========      ==========

UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................           --              --
  Transferred from Separate Account MLOA L...................................................           --              --
  Redeemed...................................................................................           --              --
                                                                                                 ---------      ----------
  Net Increase (Decrease)....................................................................           --              --
                                                                                                 =========      ==========

UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................           --              --
  Transferred from Separate Account MLOA L...................................................           --              --
  Redeemed...................................................................................           --              --
                                                                                                 ---------      ----------
  Net Increase (Decrease)....................................................................           --              --
                                                                                                 =========      ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                                                                               PIMCO
                                                                                                             COMMODITY
                                                                                                           REALRETURN(R)
                                                                                              MULTIMANAGER   STRATEGY
                                                                                              TECHNOLOGY*    PORTFOLIO
                                                                                              ------------ -------------
                                                                                                  2014         2014
                                                                                              ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................  $       --   $    2,526
  Net realized gain (loss) on investments....................................................     342,153      (30,838)
  Net change in unrealized appreciation (depreciation) of investments........................      57,886     (169,332)
                                                                                               ----------   ----------
  Net increase (decrease) in net assets resulting from operations............................     400,039     (197,644)
                                                                                               ----------   ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................     662,396      329,787
   Transfers from Separate Account MLOA L....................................................   2,840,926      792,806
   Transfers between Variable Investment Options including guaranteed interest account, net..     (39,537)      40,328
   Redemptions for contract benefits and terminations........................................     (56,828)      (3,877)
   Contract maintenance charges..............................................................    (264,152)     (98,498)
                                                                                               ----------   ----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........   3,142,805    1,060,546
                                                                                               ----------   ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......          15           --
                                                                                               ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................   3,542,859      862,902
                                                                                               ----------   ----------

NET ASSETS -- END OF YEAR....................................................................  $3,542,859   $  862,902
                                                                                               ==========   ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................          --        3,280
  Transferred from Separate Account MLOA L...................................................          --        7,700
  Redeemed...................................................................................          --         (680)
                                                                                               ----------   ----------
  Net Increase (Decrease)....................................................................          --       10,300
                                                                                               ==========   ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,331           --
  Transferred from Separate Account MLOA L...................................................       9,039           --
  Redeemed...................................................................................        (443)          --
                                                                                               ----------   ----------
  Net Increase (Decrease)....................................................................       9,927           --
                                                                                               ==========   ==========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................          --           --
  Transferred from Separate Account MLOA L...................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                               ----------   ----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                               ==========   ==========

UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --           --
  Transferred from Separate Account MLOA L...................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                               ----------   ----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                               ==========   ==========


                                                                                              PIMCO REAL  PIMCO TOTAL
                                                                                                RETURN      RETURN
                                                                                              PORTFOLIO    PORTFOLIO
                                                                                              ----------  -----------
                                                                                                 2014        2014
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   27,218  $   98,026
  Net realized gain (loss) on investments....................................................    (29,842)     (6,481)
  Net change in unrealized appreciation (depreciation) of investments........................     54,963      91,962
                                                                                              ----------  ----------
  Net increase (decrease) in net assets resulting from operations............................     52,339     183,507
                                                                                              ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................    710,979   1,326,285
   Transfers from Separate Account MLOA L....................................................  2,000,562   4,178,230
   Transfers between Variable Investment Options including guaranteed interest account, net..   (203,465)   (261,589)
   Redemptions for contract benefits and terminations........................................    (15,516)    (65,657)
   Contract maintenance charges..............................................................   (214,905)   (540,315)
                                                                                              ----------  ----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........  2,277,655   4,636,954
                                                                                              ----------  ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......         --          --
                                                                                              ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................  2,329,994   4,820,461
                                                                                              ----------  ----------

NET ASSETS -- END OF YEAR.................................................................... $2,329,994  $4,820,461
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................      5,185       8,254
  Transferred from Separate Account MLOA L...................................................     17,307      35,970
  Redeemed...................................................................................     (2,920)     (4,388)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     19,572      39,836
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Transferred from Separate Account MLOA L...................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................         --          --
  Transferred from Separate Account MLOA L...................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --          --
  Transferred from Separate Account MLOA L...................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                              TEMPLETON
                                                                                              T. ROWE PRICE  DEVELOPING
                                                                                              EQUITY INCOME  MARKETS VIP
                                                                                              PORTFOLIO - II    FUND
                                                                                              -------------- -----------
                                                                                                   2014         2014
                                                                                              -------------- -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................    $  9,481    $   238,322
  Net realized gain (loss) on investments....................................................      31,280          7,578
  Net change in unrealized appreciation (depreciation) of investments........................       1,160     (1,621,434)
                                                                                                 --------    -----------
  Net increase (decrease) in net assets resulting from operations............................      41,921     (1,375,534)
                                                                                                 --------    -----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................     175,266        199,109
   Transfers from Separate Account MLOA L....................................................     582,489     16,492,225
   Transfers between Variable Investment Options including guaranteed interest account, net..     (59,732)        21,857
   Redemptions for contract benefits and terminations........................................      (1,950)       (19,991)
   Contract maintenance charges..............................................................     (50,310)      (264,002)
                                                                                                 --------    -----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........     645,763     16,429,198
                                                                                                 --------    -----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......          --             --
                                                                                                 --------    -----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................     687,684     15,053,664
                                                                                                 --------    -----------

NET ASSETS -- END OF YEAR....................................................................    $687,684    $15,053,664
                                                                                                 ========    ===========

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................          --             --
  Transferred from Separate Account MLOA L...................................................          --             --
  Redeemed...................................................................................          --             --
                                                                                                 --------    -----------
  Net Increase (Decrease)....................................................................          --             --
                                                                                                 ========    ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          --             --
  Transferred from Separate Account MLOA L...................................................          --             --
  Redeemed...................................................................................          --             --
                                                                                                 --------    -----------
  Net Increase (Decrease)....................................................................          --             --
                                                                                                 ========    ===========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................         980             --
  Transferred from Separate Account MLOA L...................................................       3,791             --
  Redeemed...................................................................................        (592)            --
                                                                                                 --------    -----------
  Net Increase (Decrease)....................................................................       4,179             --
                                                                                                 ========    ===========

UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --          1,751
  Transferred from Separate Account MLOA L...................................................          --        153,840
  Redeemed...................................................................................          --         (2,309)
                                                                                                 --------    -----------
  Net Increase (Decrease)....................................................................          --        153,282
                                                                                                 ========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

MONY AMERICA
VARIABLE ACCOUNT K

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2014



                                                                                               TEMPLETON   TEMPLETON
                                                                                              GLOBAL BOND  GROWTH VIP
                                                                                               VIP FUND       FUND
                                                                                              -----------  ----------
                                                                                                 2014         2014
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,015,939   $  5,217
  Net realized gain (loss) on investments....................................................      (4,230)    13,095
  Net change in unrealized appreciation (depreciation) of investments........................    (657,511)   (30,325)
                                                                                              -----------   --------
  Net increase (decrease) in net assets resulting from operations............................     354,198    (12,013)
                                                                                              -----------   --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................   1,116,806     78,733
   Transfers from Separate Account MLOA L....................................................  19,552,037    349,390
   Transfers between Variable Investment Options including guaranteed interest account, net..    (253,718)    (8,760)
   Redemptions for contract benefits and terminations........................................     (14,856)       (37)
   Contract maintenance charges..............................................................    (543,994)   (25,733)
                                                                                              -----------   --------
  Net increase (decrease) in net assets resulting from contractowners transactions...........  19,856,275    393,593
                                                                                              -----------   --------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......          60         25
                                                                                              -----------   --------

NET INCREASE (DECREASE) IN NET ASSETS........................................................  20,210,533    381,605
                                                                                              -----------   --------

NET ASSETS -- END OF YEAR.................................................................... $20,210,533   $381,605
                                                                                              ===========   ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS S SHARES
  Issued.....................................................................................          --         --
  Transferred from Separate Account MLOA L...................................................          --         --
  Redeemed...................................................................................          --         --
                                                                                              -----------   --------
  Net Increase (Decrease)....................................................................          --         --
                                                                                              ===========   ========

UNIT ACTIVITY CLASS I
  Issued.....................................................................................          --         --
  Transferred from Separate Account MLOA L...................................................          --         --
  Redeemed...................................................................................          --         --
                                                                                              -----------   --------
  Net Increase (Decrease)....................................................................          --         --
                                                                                              ===========   ========

UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       7,506        545
  Transferred from Separate Account MLOA L...................................................     160,385      2,272
  Redeemed...................................................................................      (5,090)      (264)
                                                                                              -----------   --------
  Net Increase (Decrease)....................................................................     162,801      2,553
                                                                                              ===========   ========

UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................          --         --
  Transferred from Separate Account MLOA L...................................................          --         --
  Redeemed...................................................................................          --         --
                                                                                              -----------   --------
  Net Increase (Decrease)....................................................................          --         --
                                                                                              ===========   ========


                                                                                              UIF EMERGING VAN ECK VIP
                                                                                              MARKETS DEBT   EMERGING
                                                                                               PORTFOLIO   MARKETS FUND
                                                                                              ------------ ------------
                                                                                                  2014         2014
                                                                                              ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)...............................................................   $ 10,148    $    7,954
  Net realized gain (loss) on investments....................................................      3,419       250,938
  Net change in unrealized appreciation (depreciation) of investments........................     (7,425)     (262,154)
                                                                                                --------    ----------
  Net increase (decrease) in net assets resulting from operations............................      6,142        (3,262)
                                                                                                --------    ----------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................      7,180        26,372
   Transfers from Separate Account MLOA L....................................................    171,395     1,563,645
   Transfers between Variable Investment Options including guaranteed interest account, net..    (30,169)      (49,717)
   Redemptions for contract benefits and terminations........................................       (483)      (12,262)
   Contract maintenance charges..............................................................     (2,185)      (47,670)
                                                                                                --------    ----------
  Net increase (decrease) in net assets resulting from contractowners transactions...........    145,738     1,480,368
                                                                                                --------    ----------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......         --            25
                                                                                                --------    ----------

NET INCREASE (DECREASE) IN NET ASSETS........................................................    151,880     1,477,131
                                                                                                --------    ----------

NET ASSETS -- END OF YEAR....................................................................   $151,880    $1,477,131
                                                                                                ========    ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS S SHARES
  Issued.....................................................................................         --            --
  Transferred from Separate Account MLOA L...................................................         --            --
  Redeemed...................................................................................         --            --
                                                                                                --------    ----------
  Net Increase (Decrease)....................................................................         --            --
                                                                                                ========    ==========

UNIT ACTIVITY CLASS I
  Issued.....................................................................................        258            --
  Transferred from Separate Account MLOA L...................................................      6,367            --
  Redeemed...................................................................................     (1,144)           --
                                                                                                --------    ----------
  Net Increase (Decrease)....................................................................      5,481            --
                                                                                                ========    ==========

UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --            --
  Transferred from Separate Account MLOA L...................................................         --            --
  Redeemed...................................................................................         --            --
                                                                                                --------    ----------
  Net Increase (Decrease)....................................................................         --            --
                                                                                                ========    ==========

UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................         --         1,037
  Transferred from Separate Account MLOA L...................................................         --        60,050
  Redeemed...................................................................................         --        (4,124)
                                                                                                --------    ----------
  Net Increase (Decrease)....................................................................         --        56,963
                                                                                                ========    ==========

                                                                                                           VAN ECK VIP
                                                                                                          UNCONSTRAINED
                                                                                              VAN ECK VIP   EMERGING
                                                                                              GLOBAL HARD MARKETS BOND
                                                                                              ASSETS FUND     FUND
                                                                                              ----------- -------------
                                                                                                 2014         2014
                                                                                              ----------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    1,070    $ 45,511
  Net realized gain (loss) on investments....................................................        365      55,321
  Net change in unrealized appreciation (depreciation) of investments........................   (461,370)    (76,529)
                                                                                              ----------    --------
  Net increase (decrease) in net assets resulting from operations............................   (459,935)     24,303
                                                                                              ----------    --------

FROM CONTRACTOWNERS TRANSACTIONS:
   Payments received from contractowners.....................................................    382,419      20,607
   Transfers from Separate Account MLOA L....................................................  2,290,021     870,766
   Transfers between Variable Investment Options including guaranteed interest account, net..    (42,489)    (62,537)
   Redemptions for contract benefits and terminations........................................    (12,385)     (5,655)
   Contract maintenance charges..............................................................   (143,207)    (27,272)
                                                                                              ----------    --------
  Net increase (decrease) in net assets resulting from contractowners transactions...........  2,474,359     795,909
                                                                                              ----------    --------
  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA K......         75          --
                                                                                              ----------    --------

NET INCREASE (DECREASE) IN NET ASSETS........................................................  2,014,499     820,212
                                                                                              ----------    --------

NET ASSETS -- END OF YEAR.................................................................... $2,014,499    $820,212
                                                                                              ==========    ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS S SHARES
  Issued.....................................................................................      3,215          --
  Transferred from Separate Account MLOA L...................................................      9,833          --
  Redeemed...................................................................................       (839)         --
                                                                                              ----------    --------
  Net Increase (Decrease)....................................................................     12,209          --
                                                                                              ==========    ========

UNIT ACTIVITY CLASS I
  Issued.....................................................................................         --          --
  Transferred from Separate Account MLOA L...................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------    --------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========    ========

UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --          --
  Transferred from Separate Account MLOA L...................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------    --------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========    ========

UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................        872         935
  Transferred from Separate Account MLOA L...................................................     23,926      40,961
  Redeemed...................................................................................     (2,060)     (4,174)
                                                                                              ----------    --------
  Net Increase (Decrease)....................................................................     22,738      37,722
                                                                                              ==========    ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-64

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2014

1. Organization

   MONY America Variable Account K (the "Variable Account") is a separate investment account established in 2013, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"), which is a downstream holding company of AXA Financial. Effective October 1, 2013, MONY America is a wholly-owned subsidiary of AEFS. AEFS is a direct wholly owned subsidiary of AXA Financial.

   On October 1, 2013, AXA Financial and AEFS completed the sale of the stock of MONY and the reinsurance of an in-force book of life insurance and annuity policies written primarily prior to 2004 by MONY America to Protective Life Insurance Company ("Protective Life"). Prior to the close, MONY's subsidiaries, including MONY America, were distributed to AEFS. MONY America transferred and ceded assets to Protective Life.

   The Variable Account operates as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 -- Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support MONY Corporate Sponsored Variable Universal Life (CSVUL), and Incentive Life/SM/ Legacy (collectively, the "Variable Life Policies"). These policies are issued by MONY America, which is a wholly- owned subsidiary of MONY.

   The Variable Account has Variable Investment Options, each of which invest in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series(R), AXA Premier VIP Trust ("VIP"), Dreyfus Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc. The Universal Institutional Funds, Inc., and Van Eck VIP Trust (collectively, "the Trusts"). The Trusts are registered under the 1940 Act as open-ended, investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Variable Account.

   The Variable Account consists of the following Variable Investment Options:
     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
   .   Invesco V.I. Diversified Dividend Fund
   .   Invesco V.I. Global Core Equity Fund
   .   Invesco V.I. Global Health Care Fund
   .   Invesco V.I. Global Real Estate Fund
   .   Invesco V.I. International Growth Fund
   .   Invesco V.I. Mid Cap Core Equity Fund
   .   Invesco V.I. Small Cap Equity Fund
   .   Invesco V.I. Technology Fund

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   .   American Century VP Mid Cap Value Fund

     AMERICAN FUNDS INSURANCE SERIES(R)
   .   American Funds Insurance Series(R) Global Small Capitalization Fund/sm/
   .   American Funds Insurance Series(R) New World Fund(R)

     AXA PREMIER VIP TRUST*
   .   AXA Aggressive Allocation
   .   AXA Conservative Allocation
   .   AXA Conservative-Plus Allocation
   .   AXA Moderate Allocation
   .   AXA Moderate-Plus Allocation
   .   Charter/SM/ Multi-Sector Bond/(1)/
   .   Charter/SM/ Small Cap Growth/(2)/
   .   Charter/SM/ Small Cap Value/(3)/

     DREYFUS STOCK INDEX FUND, INC.
   .   Dreyfus Stock Index Fund, Inc.

     EQ ADVISORS TRUST*
   .   All Asset Aggressive-Alt 25
   .   All Asset Growth-Alt 20
   .   All Asset Moderate Growth-Alt 15
   .   AXA 400 Managed Volatility/(4)/
   .   AXA 500 Managed Volatility/(5)/
   .   AXA 2000 Managed Volatility/(6)/
   .   AXA Balanced Strategy
   .   AXA Conservative Growth Strategy
   .   AXA Conservative Strategy
   .   AXA Global Equity Managed Volatility/(7)/
   .   AXA Growth Strategy
   .   AXA International Core Managed Volatility/(8)/
   .   AXA International Managed Volatility/(9)/
   .   AXA International Value Managed Volatility/(10)/
   .   AXA Large Cap Core Managed Volatility/(11)/
   .   AXA Large Cap Growth Managed Volatility/(12)/
   .   AXA Large Cap Value Managed Volatility/(13)/

                                    FSA-65

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

1. Organization (Continued)

   .   AXA Mid Cap Value Managed Volatility/(14)/
   .   AXA Moderate Growth Strategy
   .   AXA/Loomis Sayles Growth/(15)/
   .   EQ/AllianceBernstein Small Cap Growth
   .   EQ/BlackRock Basic Value Equity
   .   EQ/Boston Advisors Equity Income
   .   EQ/Calvert Socially Responsible
   .   EQ/Capital Guardian Research
   .   EQ/Common Stock Index
   .   EQ/Core Bond Index
   .   EQ/Equity 500 Index
   .   EQ/GAMCO Mergers and Acquisitions
   .   EQ/GAMCO Small Company Value
   .   EQ/Global Bond PLUS
   .   EQ/Intermediate Government Bond
   .   EQ/International Equity Index
   .   EQ/Invesco Comstock
   .   EQ/JPMorgan Value Opportunities
   .   EQ/Large Cap Growth Index
   .   EQ/Large Cap Value Index
   .   EQ/MFS International Growth
   .   EQ/Mid Cap Index
   .   EQ/Money Market
   .   EQ/Morgan Stanley Mid Cap Growth
   .   EQ/PIMCO Ultra Short Bond
   .   EQ/Quality Bond PLUS
   .   EQ/Small Company Index
   .   EQ/T. Rowe Price Growth Stock
   .   EQ/UBS Growth & Income
   .   EQ/Wells Fargo Omega Growth
   .   Multimanager Aggressive Equity
   .   Multimanager Core Bond
   .   Multimanager Mid Cap Growth
   .   Multimanager Mid Cap Value
   .   Multimanager Technology

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
   .   Fidelity(R) VIP Asset Manager Portfolio
   .   Fidelity(R) VIP Contrafund(R) Portfolio
   .   Fidelity(R) VIP Growth & Income Portfolio
   .   Fidelity(R) VIP Mid Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   .   Franklin Income VIP Fund/(16)/
   .   Franklin Mutual Shares VIP Fund/(17)/
   .   Franklin Rising Dividends VIP Fund/(18)/
   .   Franklin Small Cap Value VIP Fund/(19)/
   .   Franklin Strategic Income VIP Fund/(20)/
   .   Templeton Developing Markets VIP Fund/(21)/
   .   Templeton Global Bond VIP Fund/(22)/
   .   Templeton Growth VIP Fund/(23)/

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
   .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
   .   Ivy Funds VIP Energy
   .   Ivy Funds VIP High Income
   .   Ivy Funds VIP Mid Cap Growth
   .   Ivy Funds VIP Small Cap Growth
   .   Ivy Funds VIP Science And Technology

     JANUS ASPEN SERIES
   .   Janus Aspen Series Balanced Portfolio
   .   Janus Aspen Series Enterprise Portfolio
   .   Janus Aspen Series Forty Portfolio
   .   Janus Aspen Series Global Research Portfolio
   .   Janus Aspen Series Overseas Portfolio
   .   Janus Aspen Series Perkins Mid Cap Value Portfolio

     LAZARD RETIREMENT SERIES, INC.
   .   Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
   .   MFS(R) International Value Portfolio
   .   MFS(R) Investors Growth Stock Series
   .   MFS(R) Investors Trust Series
   .   MFS(R) Utilities Series

     PIMCO VARIABLE INSURANCE TRUST
   .   PIMCO CommodityRealReturn(R) Strategy Portfolio
   .   PIMCO Real Return Portfolio
   .   PIMCO Total Return Portfolio

     T. ROWE PRICE EQUITY SERIES, INC.
   .   T. Rowe Price Equity Income Portfolio - II

     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   .   UIF Emerging Markets Debt Portfolio

     VAN ECK VIP TRUST
   .   Van Eck VIP Emerging Markets Fund
   .   Van Eck VIP Global Hard Assets Fund
   .   Van Eck VIP Unconstrained Emerging Markets Bond Fund
  (1)Formerly known as Multimanager Multi-Sector Bond
  (2)Formerly known as Multimanager Small Cap Growth
  (3)Formerly known as Multimanager Small Cap Value
  (4)Formerly known as AXA Tactical Manager 400
  (5)Formerly known as AXA Tactical Manager 500
  (6)Formerly known as AXA Tactical Manager 2000
  (7)Formerly known as EQ/Global Multi-Sector Equity
  (8)Formerly known as EQ/International Core PLUS
  (9)Formerly known as AXA Tactical Manager International
 (10)Formerly known as EQ/International Value PLUS

                                    FSA-66

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

1. Organization (Concluded)

 (11)Formerly known as EQ/Large Cap Core PLUS
 (12)Formerly known as EQ/Large Cap Growth PLUS
 (13)Formerly known as EQ/Large Cap Value PLUS
 (14)Formerly known as EQ/Mid Cap Value PLUS
 (15)Formerly known as EQ/Montag & Caldwell Growth
 (16)Formerly known as Franklin Income Securities Fund
 (17)Formerly known as Mutual Shares Securities Fund
 (18)Formerly known as Franklin Rising Dividends Securities Fund
 (19)Formerly known as Franklin Small Cap Value Securities Fund
 (20)Formerly known as Franklin Strategic Income Securities Fund
 (21)Formerly known as Templeton Developing Markets Securities Fund
 (22)Formerly known as Templeton Global Bond Securities Fund
 (23)Formerly known as Templeton Growth Securities Fund
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from those of MONY America's other assets and liabilities. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be chargeable with liabilities arising out of any other business MONY America may conduct.

   The amount retained by MONY America in the Variable Account arises primarily from (1) contributions from MONY America, (2) administrative charges accumulated in the Variable Account, and (3) that portion, determined ratably, of the Variable Account's investment results applicable to those assets in the Variable Account in excess of the net assets, attributable to accumulation of units. Amounts retained by MONY America are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by MONY America in the Variable Account may be transferred at any time by MONY America to its General Account ("General Account").

   Each of the Variable Investment Options of the Variable Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by MONY America to the Contractowners of the Variable Investment Options of the Variable Account.

   In the normal course of business, MONY America on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Variable Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Trusts using the fair value of the underlying assets of each Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested at ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions representing the net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amount due to/from MONY America's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

                                    FSA-67

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

2. Significant Accounting Policies (Concluded)


   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent Contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the guaranteed interest account with market value adjustment, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable and state premium taxes.

   Transfers between Variable Investment Options including the guaranteed interest account with market value adjustment, net, are amounts that Contractowners have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. MONY America is required by state insurance law to set aside additional assets in MONY America's General Account to provide for other policy benefits. MONY America's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to Contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that Contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the contracts.

   TAXES:

   The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life Policies participating in the Variable Account by reasons of applicable provisions of the Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life Policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Variable Account are classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year.

4. Purchases and Sales of Portfolios

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2014 were as follows:

                                                                PURCHASES   SALES
                                                                ---------- --------
ALL ASSET AGGRESSIVE-ALT 25.................................... $  268,294 $ 18,035
ALL ASSET GROWTH-ALT 20........................................  1,085,512  203,957
ALL ASSET MODERATE GROWTH-ALT 15...............................    415,167   58,475
AMERICAN CENTURY VP MID CAP VALUE FUND.........................    510,879   51,844
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................    119,666   12,183

                                    FSA-68

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

4. Purchases and Sales of Portfolios (Continued)

                                                       PURCHASES    SALES
                                                      ----------- ----------
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R). $   237,888 $   58,363
AXA 400 MANAGED VOLATILITY...........................     153,282     71,165
AXA 500 MANAGED VOLATILITY...........................     156,870     32,084
AXA 2000 MANAGED VOLATILITY..........................     177,346     49,859
AXA AGGRESSIVE ALLOCATION............................   4,050,623  1,278,799
AXA BALANCED STRATEGY................................   3,975,551    505,436
AXA CONSERVATIVE ALLOCATION..........................     549,503    285,692
AXA CONSERVATIVE GROWTH STRATEGY.....................   1,103,503    432,122
AXA CONSERVATIVE STRATEGY............................     302,302    110,414
AXA CONSERVATIVE-PLUS ALLOCATION.....................     850,172    508,341
AXA GLOBAL EQUITY MANAGED VOLATILITY.................     437,506    411,689
AXA GROWTH STRATEGY..................................   4,281,606    520,934
AXA INTERNATIONAL CORE MANAGED VOLATILITY............     453,479    340,947
AXA INTERNATIONAL MANAGED VOLATILITY.................     104,470     24,417
AXA INTERNATIONAL VALUE MANAGED VOLATILITY...........     305,667    226,389
AXA LARGE CAP CORE MANAGED VOLATILITY................     172,648     99,740
AXA LARGE CAP GROWTH MANAGED VOLATILITY..............     508,880    504,009
AXA LARGE CAP VALUE MANAGED VOLATILITY...............     413,030    390,188
AXA MID CAP VALUE MANAGED VOLATILITY.................     300,319    197,469
AXA MODERATE ALLOCATION..............................   3,808,703  1,642,433
AXA MODERATE GROWTH STRATEGY.........................  11,941,094    775,007
AXA MODERATE-PLUS ALLOCATION.........................   9,564,751  3,094,979
AXA/LOOMIS SAYLES GROWTH.............................     677,014    155,588
CHARTER/SM/ MULTI-SECTOR BOND........................     326,319    188,883
CHARTER/SM/ SMALL CAP GROWTH.........................     209,804    240,764
CHARTER/SM/ SMALL CAP VALUE..........................      48,079     56,029
DREYFUS STOCK INDEX FUND, INC........................     814,008    790,714
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH................     824,966    149,770
EQ/BLACKROCK BASIC VALUE EQUITY......................   1,161,654    322,793
EQ/BOSTON ADVISORS EQUITY INCOME.....................   1,259,466    281,361
EQ/CALVERT SOCIALLY RESPONSIBLE......................     236,244    206,084
EQ/CAPITAL GUARDIAN RESEARCH.........................     158,785    113,777
EQ/COMMON STOCK INDEX................................   2,194,081  1,265,336
EQ/CORE BOND INDEX...................................     606,941    450,323
EQ/EQUITY 500 INDEX..................................   2,491,514    416,258
EQ/GAMCO MERGERS AND ACQUISITIONS....................     316,245     94,024
EQ/GAMCO SMALL COMPANY VALUE.........................   2,187,253    662,274
EQ/GLOBAL BOND PLUS..................................     303,898    144,777
EQ/INTERMEDIATE GOVERNMENT BOND......................     492,110    941,328
EQ/INTERNATIONAL EQUITY INDEX........................   1,042,410    323,806
EQ/INVESCO COMSTOCK..................................     316,970    223,626
EQ/JPMORGAN VALUE OPPORTUNITIES......................     204,455    131,677
EQ/LARGE CAP GROWTH INDEX............................     861,045    259,214
EQ/LARGE CAP VALUE INDEX.............................     255,225    172,021
EQ/MFS INTERNATIONAL GROWTH..........................     792,836    284,832
EQ/MID CAP INDEX.....................................     508,712    304,155
EQ/MONEY MARKET......................................   9,899,877  9,158,811
EQ/MORGAN STANLEY MID CAP GROWTH.....................   1,509,562    300,392
EQ/PIMCO ULTRA SHORT BOND............................     431,967    193,361
EQ/QUALITY BOND PLUS.................................     255,184    114,715
EQ/SMALL COMPANY INDEX...............................   1,012,944    317,066
EQ/T. ROWE PRICE GROWTH STOCK........................     950,935    427,435
EQ/UBS GROWTH & INCOME...............................     299,057     55,244
EQ/WELLS FARGO OMEGA GROWTH..........................   1,693,574    466,701
FIDELITY(R) VIP ASSET MANAGER PORTFOLIO..............         948      3,633
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO..............     956,703    317,337

                                    FSA-69

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

4. Purchases and Sales of Portfolios (Concluded)

                                                      PURCHASES    SALES
                                                      ---------- ----------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO............ $  205,636 $  166,817
FIDELITY(R) VIP MID CAP PORTFOLIO....................    378,062     51,121
FRANKLIN INCOME VIP FUND.............................     47,174    121,462
FRANKLIN MUTUAL SHARES VIP FUND......................    142,037     24,529
FRANKLIN RISING DIVIDENDS VIP FUND...................    628,937    235,111
FRANKLIN SMALL CAP VALUE VIP FUND....................     86,008      9,743
FRANKLIN STRATEGIC INCOME VIP FUND...................  1,045,176    185,980
GOLDMAN SACHS VIT MID CAP VALUE FUND.................    416,117    107,987
INVESCO V.I. DIVERSIFIED DIVIDEND FUND...............     78,595    124,352
INVESCO V.I. GLOBAL CORE EQUITY FUND.................         75        334
INVESCO V.I. GLOBAL HEALTH CARE FUND.................      8,043     46,105
INVESCO V.I. GLOBAL REAL ESTATE FUND.................    620,529    139,189
INVESCO V.I. INTERNATIONAL GROWTH FUND...............    490,146     63,685
INVESCO V.I. MID CAP CORE EQUITY FUND................    157,407     29,850
INVESCO V.I. SMALL CAP EQUITY FUND...................    103,426     19,486
INVESCO V.I. TECHNOLOGY FUND.........................      7,918     34,322
IVY FUNDS VIP ENERGY.................................    626,387    187,574
IVY FUNDS VIP HIGH INCOME............................  1,149,899    151,816
IVY FUNDS VIP MID CAP GROWTH.........................    413,045    236,646
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.................    744,690    215,683
IVY FUNDS VIP SMALL CAP GROWTH.......................    348,101     77,010
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO..............     70,588     74,190
JANUS ASPEN SERIES FORTY PORTFOLIO...................    621,783     32,843
JANUS ASPEN SERIES GLOBAL RESEARCH PORTFOLIO.........     21,352     68,030
JANUS ASPEN SERIES OVERSEAS PORTFOLIO................     32,485      6,428
JANUS ASPEN SERIES PERKINS MID CAP VALUE PORTFOLIO...    330,931    253,942
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO..    816,045    302,570
MFS(R) INTERNATIONAL VALUE PORTFOLIO.................  1,051,896    293,746
MFS(R) INVESTORS GROWTH STOCK SERIES.................     42,856     17,936
MFS(R) INVESTORS TRUST SERIES........................    126,330      7,227
MFS(R) UTILITIES SERIES..............................      9,610     47,419
MULTIMANAGER AGGRESSIVE EQUITY.......................    442,965    456,910
MULTIMANAGER CORE BOND...............................  1,242,594  1,309,241
MULTIMANAGER MID CAP GROWTH..........................    240,601     83,879
MULTIMANAGER MID CAP VALUE...........................    151,843    158,472
MULTIMANAGER TECHNOLOGY..............................    693,643    144,604
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO......    336,570     66,304
PIMCO REAL RETURN PORTFOLIO..........................    653,399    349,088
PIMCO TOTAL RETURN PORTFOLIO.........................  1,081,109    524,359
T. ROWE PRICE EQUITY INCOME PORTFOLIO - II...........    164,815     92,060
TEMPLETON DEVELOPING MARKETS VIP FUND................    420,252    244,957
TEMPLETON GLOBAL BOND VIP FUND.......................  1,950,958    630,781
TEMPLETON GROWTH VIP FUND............................     90,364     40,944
UIF EMERGING MARKETS DEBT PORTFOLIO..................     18,724     32,838
VAN ECK VIP EMERGING MARKETS FUND....................    216,289    110,027
VAN ECK VIP GLOBAL HARD ASSETS FUND..................    385,928    200,520
VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND.    138,854     95,463

5. Expenses and Related Party Transactions

   INVESTMENT MANAGER AND ADVISORS:

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other Portfolio expenses and are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of

                                    FSA-70

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

5. Expenses and Related Party Transactions (Concluded)

   Trustees and adopted by the applicable Portfolio. The Rule12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial and its affiliates, serves as investment manager of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of the Portfolios. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly managing the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.09% to a high of 1.37% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In Addition, AXA Advisors, LLC, ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options' investment in the Portfolios. These fees and payments range from 0.00% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Small Company Index as well as a portion of EQ/Quality Bond PLUS, Multimanager Aggressive Equity, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

   CONTRACT DISTRIBUTION AND PRINCIPAL UNDERWRITER:

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Variable Life Policies and the Variable Accounts. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Variable Life Policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life Policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.

6. Contractowner Charges

   Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes. Net policy premiums are included in "Payments received from Contractowners" in the Statements of Changes in Net Assets.

                                    FSA-71

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

6. Contractowner Charges (Concluded)


   The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each Variable Investment Options to compensate MONY America. MONY America may impose a surrender charge when the Contractowners request a full or partial surrender. These deductions are treated as Contractowner redemptions by the Variable Account.

   There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

   The charges below are the current annual charges deducted from the Variable Investment Options, assessed as a redemption of units. Actual charges may vary depending on the terms of the various policies. All charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

   PREMIUM CHARGE: This charge is deducted from each premium payment and is netted against "Payments received from Contractowners". This charge ranges from a low of 0% to a high of 12%.

   MORTALITY & EXPENSE RISK CHARGE: This charge is deducted monthly from the Variable Investment Options and ranges from a low of 0% to a high of 1.75%.

   ADMINISTRATIVE CHARGE: The charge is deducted monthly from the Variable Investment Options, based on a specific amount of the policy. The charge ranges from a low of $0 to a high of $20. A charge between $0.03 and $0.35 per $1,000 is also deducted from the initial base policy face amount and any face amount increase above the previous highest face amount at the beginning of each policy month in the first ten policy years and for ten years following a face amount increase.

   COST OF INSURANCE: The cost of insurance charge is a monthly deduction, which is deducted from the Variable Investment Options. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration, tobacco user status, face amount and underwriting class.

   TRANSFER CHARGE: MONY America does not currently assess this charge, but reserves the right to impose a transfer charge. The charge may range from a low of $0 to a high of $25 per transfer.

   PARTIAL SURRENDER CHARGE: This charge is assessed when a Contractowner surrenders a portion of their policy's cash value. The charge is deducted from the Variable Investment Options, and ranges from a low of $0 to a high of $25.

   SURRENDER CHARGE: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

   REINSTATEMENT FEE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

   LOAN INTEREST RATE SPREAD: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 1.60% depending on the policy year.

   ILLUSTRATION PROJECTION REPORT CHARGE: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

   CHARGE FOR STATE AND LOCAL TAX EXPENSE: This charge is a percentage of each premium paid and varies by state and is applicable only to Corporate Sponsored Variable Universal Life Contracts. The charge ranges from a low of 0% to a high of 5%.

   CHARGE FOR FEDERAL TAX EXPENSE: This charge is 1.25% of each premium paid and is applicable only to Corporate Sponsored Variable Universal Life Contracts.

   RIDERS: The charge for any optional benefits elected by the Contractowner are deducted monthly from the Variable Investment Options.

  (a)For policies with the Market Stabilizer Option, there is an additional charge of 1.40% of any policy account value allocated to each segment of the Market Stabilizer Option on a current basis. The guaranteed maximum charge associated with the Market Stabilizer Option is 2.40%. The current percentage charge for Market Stabilizer Option is lower than the guaranteed charge.

                                    FSA-72

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014


7. Reorganizations

   On January 1, 2014 MLOA K participated in a reorganization in which certain new Variable Investment Options of MLOA K received assets and liabilities attributable to the units of the Variable Investment Options of MLOA L, associated with the Contracts of the Corporate Sponsored Variable Universal Life, Incentive Life Legacy and Incentive Life legacy ll ("Transferred Contract Units"). In this reorganization, the assets and liabilities, attributable to Transferred Contract Units were received by the corresponding existing and new Variable Investment Options of MLOA K in exchange for units of such Variable Investment Options of the same unit class with an equivalent aggregate net unit value. The units and the aggregate value of the units issued by the Variable Investment Option of MLOA K in connection with the reorganization were as follows:

                                                                                                ACCUMULATED UNIT VALUE
                                                                                                BEING TRANSFERRED FROM
                                                                                                MONY AMERICA VARIABLE
                                                                                                  ACCOUNT L TO MONY
                                                                                                   AMERICA VARIABLE
FUND                                                                      SHARE CLASS    UNITS        ACCOUNT K
----                                                                     -------------- ------- ----------------------
All Asset Aggressive-Alt 25............................................. CLASS B            536      $     58,114
All Asset Growth-Alt 20................................................. CLASS B         24,386         2,080,101
All Asset Moderate Growth-Alt 15........................................ CLASS B          1,729           181,458
American Century VP Mid Cap Value Fund.................................. CLASS II         4,160           664,579
American Funds Insurance Series(R) Global Small Capitalization Fund/sm/. CLASS 4            220            24,768
American Funds Insurance Series(R) New World Fund(R).................... CLASS 4            212            22,626
AXA 400 Managed Volatility.............................................. CLASS B          2,124           319,695
AXA 500 Managed Volatility.............................................. CLASS B          2,557           384,833
AXA 2000 Managed Volatility............................................. CLASS B          1,774           266,180
AXA Aggressive Allocation............................................... CLASS A             74               886
AXA Aggressive Allocation............................................... CLASS B        133,870        25,905,365
AXA Balanced Strategy................................................... CLASS B        113,942        15,361,947
AXA Conservative Allocation............................................. CLASS A             63               776
AXA Conservative Allocation............................................. CLASS B         21,179         3,093,007
AXA Conservative Growth Strategy........................................ CLASS B         31,348         4,057,143
AXA Conservative Strategy............................................... CLASS B         14,453         1,716,952
AXA Conservative-Plus Allocation........................................ CLASS A          9,634           118,459
AXA Conservative-Plus Allocation........................................ CLASS B         37,930         5,978,460
AXA Global Equity Managed Volatility.................................... CLASS B         25,906         6,936,300
AXA Growth Strategy..................................................... CLASS B        108,909        15,915,592
AXA International Core Managed Volatility............................... CLASS B          9,329         1,481,992
AXA International Managed Volatility.................................... CLASS B          1,791           223,063
AXA International Value Managed Volatility.............................. CLASS A         72,550         1,340,688
AXA International Value Managed Volatility.............................. CLASS B         17,904         3,130,708
AXA Large Cap Core Managed Volatility................................... CLASS B         10,605         1,620,226
AXA Large Cap Growth Managed Volatility................................. CLASS A         13,055           233,307
AXA Large Cap Growth Managed Volatility................................. CLASS B          6,618         1,862,124
AXA Large Cap Value Managed Volatility.................................. CLASS A          2,147            44,713
AXA Large Cap Value Managed Volatility.................................. CLASS B         23,125         3,890,691
AXA Mid Cap Value Managed Volatility.................................... CLASS A         15,443           306,448
AXA Mid Cap Value Managed Volatility.................................... CLASS B         10,906         3,088,024
AXA Moderate Allocation................................................. CLASS A            437             5,304
AXA Moderate Allocation................................................. CLASS B        209,322        35,649,254
AXA Moderate Growth Strategy............................................ CLASS B        281,317        39,494,663
AXA Moderate-Plus Allocation............................................ CLASS A          6,158            74,935
AXA Moderate-Plus Allocation............................................ CLASS B        427,953        79,288,626
AXA/Loomis Sayles Growth................................................ CLASS B         24,119         1,616,137
Charter/SM/ Multi-Sector Bond........................................... CLASS B         12,528         1,697,388
Charter/SM/ Small Cap Growth............................................ CLASS B         50,860         2,114,670
Charter/SM/ Small Cap Value............................................. CLASS B          3,407         1,047,362
Dreyfus Stock Index Fund, Inc........................................... INITIAL SHARES 826,027        21,160,804

                                    FSA-73

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

7. Reorganizations (Continued)

                                                                   ACCUMULATED UNIT VALUE
                                                                   BEING TRANSFERRED FROM
                                                                   MONY AMERICA VARIABLE
                                                                     ACCOUNT L TO MONY
                                                                      AMERICA VARIABLE
FUND                                         SHARE CLASS    UNITS        ACCOUNT K
----                                       --------------- ------- ----------------------
EQ/AllianceBernstein Small Cap Growth..... CLASS A             174      $      4,193
EQ/AllianceBernstein Small Cap Growth..... CLASS B           9,254         3,021,707
EQ/BlackRock Basic Value Equity........... CLASS B          16,753         6,578,811
EQ/Boston Advisors Equity Income.......... CLASS A         275,266         7,217,865
EQ/Boston Advisors Equity Income.......... CLASS B           8,383         1,550,004
EQ/Calvert Socially Responsible........... CLASS A             318             4,072
EQ/Calvert Socially Responsible........... CLASS B             826           117,386
EQ/Capital Guardian Research.............. CLASS A           5,857            90,859
EQ/Capital Guardian Research.............. CLASS B           3,024           664,862
EQ/Common Stock Index..................... CLASS A           1,613            37,628
EQ/Common Stock Index..................... CLASS B          60,850         9,072,473
EQ/Core Bond Index........................ CLASS A         672,240        10,135,549
EQ/Core Bond Index........................ CLASS B          17,246         2,325,807
EQ/Equity 500 Index....................... CLASS B          72,836        11,766,576
EQ/GAMCO Mergers and Acquisitions......... CLASS B           7,288         1,169,218
EQ/GAMCO Small Company Value.............. CLASS B          83,446        15,335,159
EQ/Global Bond PLUS....................... CLASS B          11,591         1,561,619
EQ/Intermediate Government Bond........... CLASS A         417,409         7,413,906
EQ/Intermediate Government Bond........... CLASS B           6,020           727,774
EQ/International Equity Index............. CLASS A         224,276         3,101,274
EQ/International Equity Index............. CLASS B          31,623         4,424,287
EQ/Invesco Comstock....................... CLASS B           9,094         1,581,123
EQ/JPMorgan Value Opportunities........... CLASS A              56               695
EQ/JPMorgan Value Opportunities........... CLASS B           3,814           922,731
EQ/Large Cap Growth Index................. CLASS B          14,643         2,037,439
EQ/Large Cap Value Index.................. CLASS B          16,910         1,640,330
EQ/MFS International Growth............... CLASS B         152,766         5,378,217
EQ/Mid Cap Index.......................... CLASS B          19,780         3,942,202
EQ/Money Market........................... CLASS A          73,286           837,473
EQ/Money Market........................... CLASS B          56,280         7,400,540
EQ/Morgan Stanley Mid Cap Growth.......... CLASS A          82,345         2,566,760
EQ/Morgan Stanley Mid Cap Growth.......... CLASS B          16,620         4,224,664
EQ/PIMCO Ultra Short Bond................. CLASS A          85,881         1,201,214
EQ/PIMCO Ultra Short Bond................. CLASS B          23,224         2,760,355
EQ/Quality Bond PLUS...................... CLASS A           1,598            17,530
EQ/Quality Bond PLUS...................... CLASS B           8,946         1,466,407
EQ/Small Company Index.................... CLASS A         131,585         1,986,986
EQ/Small Company Index.................... CLASS B          13,812         3,765,470
EQ/T. Rowe Price Growth Stock............. CLASS B         134,529         5,523,694
EQ/UBS Growth & Income.................... CLASS B           3,336           614,333
EQ/Wells Fargo Omega Growth............... CLASS B          23,599         4,790,594
Fidelity(R) VIP Asset Manager Portfolio... INITIAL CLASS       540             9,889
Fidelity(R) VIP Contrafund(R) Portfolio... INITIAL CLASS   167,845         4,105,965
Fidelity(R) VIP Contrafund(R) Portfolio... SERVICE CLASS 2  11,061         1,745,948
Fidelity(R) VIP Growth & Income Portfolio. INITIAL CLASS    47,561           857,165
Fidelity(R) VIP Growth & Income Portfolio. SERVICE CLASS 2   1,713           286,208
Fidelity(R) VIP Mid Cap Portfolio......... SERVICE CLASS 2   7,888         1,240,485
Franklin Income VIP Fund.................. CLASS 2          33,278           469,723
Franklin Mutual Shares VIP Fund........... CLASS 2           1,651           246,620
Franklin Rising Dividends VIP Fund........ CLASS 2          17,306         2,889,131

                                    FSA-74

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

7. Reorganizations (Continued)

                                                                                   ACCUMULATED UNIT VALUE
                                                                                   BEING TRANSFERRED FROM
                                                                                   MONY AMERICA VARIABLE
                                                                                     ACCOUNT L TO MONY
                                                                                      AMERICA VARIABLE
FUND                                                      SHARE CLASS       UNITS        ACCOUNT K
----                                                  -------------------- ------- ----------------------
Franklin Small Cap Value VIP Fund.................... CLASS 2                1,266      $   209,916
Franklin Strategic Income VIP Fund................... CLASS 2               13,125        1,650,430
Goldman Sachs VIT Mid Cap Value Fund................. SERVICE SHARES         3,143          498,973
Invesco V.I. Diversified Dividend Fund............... SERIES I             239,207        2,421,187
Invesco V.I. Global Core Equity Fund................. SERIES I                 197            2,988
Invesco V.I. Global Health Care Fund................. SERIES I               4,421          111,622
Invesco V.I. Global Real Estate Fund................. SERIES II             10,474        1,427,048
Invesco V.I. International Growth Fund............... SERIES II              7,130        1,001,855
Invesco V.I. Mid Cap Core Equity Fund................ SERIES II              1,926          269,038
Invesco V.I. Small Cap Equity Fund................... SERIES II              1,412          238,494
Invesco V.I. Technology Fund......................... SERIES I               3,246           63,318
IVY Funds VIP Energy................................. COMMON SHARES          8,095        1,091,260
IVY Funds VIP High Income............................ COMMON SHARES          5,709          591,066
IVY Funds VIP Mid Cap Growth......................... COMMON SHARES          7,671        1,303,152
IVY Funds VIP Science and Technology................. COMMON SHARES          2,413          320,797
IVY Funds VIP Small Cap Growth....................... COMMON SHARES          3,670          561,497
Janus Aspen Series Enterprise Portfolio.............. INSTITUTIONAL SHARES  30,851          412,719
Janus Aspen Series Forty Portfolio................... INSTITUTIONAL SHARES 120,452        2,063,667
Janus Aspen Series Global Research Portfolio......... INSTITUTIONAL SHARES  32,644          383,541
Janus Aspen Series Overseas Portfolio................ INSTITUTIONAL SHARES   6,330          140,641
Janus Aspen Series Perkins Mid Cap Value Portfolio... SERVICE SHARES       105,484        2,524,376
Lazard Retirement Emerging Markets Equity Portfolio.. SERVICE SHARES        25,468        2,869,270
MFS(R) International Value Portfolio................. SERVICE CLASS         16,449        2,554,490
MFS(R) Investors Growth Stock Series................. SERVICE CLASS            759          122,332
MFS(R) Investors Trust Series........................ SERVICE CLASS            450           70,603
MFS(R) Utilities Series.............................. INITIAL CLASS          2,414          105,532
Multimanager Aggressive Equity....................... CLASS B               21,495        2,757,374
Multimanager Core Bond............................... CLASS A              733,764        9,760,130
Multimanager Core Bond............................... CLASS B               14,251        2,394,348
Multimanager Mid Cap Growth.......................... CLASS B                2,931          899,133
Multimanager Mid Cap Value........................... CLASS B                7,105        1,650,815
Multimanager Technology.............................. CLASS B                9,039        2,840,926
PIMCO CommodityRealReturn(R) Strategy Portfolio...... ADVISOR CLASS          7,700          792,734
PIMCO Real Return Portfolio.......................... ADVISOR CLASS         17,307        2,000,230
PIMCO Total Return Portfolio......................... ADVISOR CLASS         35,970        4,177,966
T. Rowe Price Equity Income Portfolio -II............ CLASS II               3,791          582,489
Templeton Developing Markets VIP Fund................ CLASS 2              153,840       16,492,236
Templeton Global Bond VIP Fund....................... CLASS 2              160,385       19,552,142
Templeton Growth VIP Fund............................ CLASS 2                2,272          349,393
UIF Emerging Markets Debt Portfolio.................. CLASS I                6,367          171,384
Van Eck VIP Emerging Markets Fund.................... INITIAL CLASS         60,050        1,563,646
Van Eck VIP Global Hard Assets Fund.................. CLASS S SHARES         9,833        1,091,336
Van Eck VIP Global Hard Assets Fund.................. INITIAL CLASS         23,926        1,198,735
Van Eck VIP Unconstrained Emerging Markets Bond Fund. INITIAL CLASS         40,961          870,766


                                    FSA-75

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

7. Reorganizations (Continued)


   In 2014, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

   In June 2014, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, reorganizations which occurred in 2014 were treated as mergers.

--------------------------------------------------------------------------------------
                            REMOVED PORTFOLIO                 SURVIVING PORTFOLIO
--------------------------------------------------------------------------------------
 JUNE 13, 2014              EQ/LORD ABBETT LARGE CAP CORE     EQ/INVESCO COMSTOCK
--------------------------------------------------------------------------------------
Shares -- Class B                88,707                          191,771
Value -- Class B            $     12.96                       $    14.82
Net Assets Before Merger    $ 1,149,762                       $1,691,994
Net Assets After Merger     $        --                       $2,841,756
Unrealized Gain             $    62,568
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 JUNE 13, 2014              MULTIMANAGER INTERNATIONAL EQUITY AXA INTERNATIONAL CORE
                                                              MANAGED VOLATILITY
--------------------------------------------------------------------------------------
Shares -- Class B               186,247                          364,314
Value -- Class B            $     12.18                       $    10.81
Net Assets Before Merger    $ 2,269,338                       $1,667,583
Net Assets After Merger     $        --                       $3,936,921
Unrealized Gain             $   410,344
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 JUNE 13, 2014              MULTIMANAGER LARGE CAP VALUE      AXA LARGE CAP VALUE
                                                              MANAGED VOLATILITY
--------------------------------------------------------------------------------------
Shares -- Class A                   300                            3,538
Value -- Class A            $     14.17                       $    15.21
Net Assets Before Merger    $     4,250                       $   49,539
Net Assets After Merger     $        --                       $   53,789
Shares -- Class B               126,794                          397,011
Value -- Class B            $     14.18                       $    15.17
Net Assets Before Merger    $ 1,797,397                       $4,225,250
Net Assets After Merger     $        --                       $6,022,647
Unrealized Gain             $   620,032
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 JUNE 20, 2014              EQ/EQUITY GROWTH PLUS             AXA LARGE CAP GROWTH
                                                              MANAGED VOLATILITY
--------------------------------------------------------------------------------------
Shares -- Class B               157,317                          221,813
Value -- Class B            $     21.71                       $    25.54
Net Assets Before Merger    $ 3,415,684                       $2,250,380
Net Assets After Merger     $        --                       $5,666,064
Unrealized Gain             $ 1,282,821
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 JUNE 20, 2014              MULTIMANAGER LARGE CAP            AXA LARGE CAP CORE
                            CORE EQUITY                       MANAGED VOLATILITY
--------------------------------------------------------------------------------------
Shares -- Class B                29,792                          230,251
Value -- Class B            $     15.08                       $     9.21
Net Assets Before Merger    $   449,337                       $1,672,459
Net Assets After Merger     $        --                       $2,121,796
Unrealized Gain             $   141,477
--------------------------------------------------------------------------------------

                                    FSA-76

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                                          AT DECEMBER 31
                                    -                                                    -----------------
                                                                                         UNITS OUTSTANDING
                                    -                                                    -----------------
                                                                           SHARE CLASS+        2014
                                    -                                     -------------- -----------------
All Asset Aggressive-Alt 25(d)........................................... CLASS B               2,734
All Asset Growth-Alt 20.................................................. CLASS B              30,264
All Asset Moderate Growth-Alt 15(d)...................................... CLASS B               4,944
American Century VP Mid Cap Value Fund(a)................................ CLASS II              6,443
American Funds Insurance Series(R) Global Small Capitalization Fundsm(d). CLASS 4               1,153
American Funds Insurance Series(R) New World Fund(R)(d).................. CLASS 4               1,762
AXA 400 Managed Volatility(a)............................................ CLASS B               2,515
AXA 500 Managed Volatility(a)............................................ CLASS B               3,197
AXA 2000 Managed Volatility(a)........................................... CLASS B               2,497
AXA Aggressive Allocation................................................ CLASS A                  73
AXA Aggressive Allocation................................................ CLASS B             133,626
AXA Balanced Strategy.................................................... CLASS B             135,382
AXA Conservative Allocation.............................................. CLASS A                  62
AXA Conservative Allocation.............................................. CLASS B              22,114
AXA Conservative Growth Strategy......................................... CLASS B              35,640
AXA Conservative Strategy................................................ CLASS B              15,810
AXA Conservative-Plus Allocation......................................... CLASS A               7,324
AXA Conservative-Plus Allocation......................................... CLASS B              38,315
AXA Global Equity Managed Volatility..................................... CLASS B              25,764
AXA Growth Strategy...................................................... CLASS B             129,511
AXA International Core Managed Volatility(e)............................. CLASS B              23,368
AXA International Managed Volatility(a).................................. CLASS B               2,367
AXA International Value Managed Volatility............................... CLASS A              68,974
AXA International Value Managed Volatility............................... CLASS B              18,348
AXA Large Cap Core Managed Volatility(h)................................. CLASS B              13,150
AXA Large Cap Growth Managed Volatility(i)............................... CLASS A              12,545
AXA Large Cap Growth Managed Volatility(i)............................... CLASS B              18,293
AXA Large Cap Value Managed Volatility(f)................................ CLASS A               2,401
AXA Large Cap Value Managed Volatility(f)................................ CLASS B              32,835
AXA Mid Cap Value Managed Volatility..................................... CLASS A              14,958
AXA Mid Cap Value Managed Volatility..................................... CLASS B              11,225
AXA Moderate Allocation.................................................. CLASS A                 451
AXA Moderate Allocation.................................................. CLASS B             210,065
AXA Moderate Growth Strategy............................................. CLASS B             347,751
AXA Moderate-Plus Allocation............................................. CLASS A               3,871
AXA Moderate-Plus Allocation............................................. CLASS B             427,134
AXA/Loomis Sayles Growth................................................. CLASS B              20,102
Charter/SM/ Multi-Sector Bond............................................ CLASS B              13,182
Charter/SM/ Small Cap Growth............................................. CLASS B              46,358
Charter/SM/ Small Cap Value.............................................. CLASS B               3,375
Dreyfus Stock Index Fund, Inc............................................ INITIAL SHARES      802,947
EQ/AllianceBernstein Small Cap Growth.................................... CLASS A                 165
EQ/AllianceBernstein Small Cap Growth.................................... CLASS B              10,179
EQ/BlackRock Basic Value Equity.......................................... CLASS B              18,608
EQ/Boston Advisors Equity Income......................................... CLASS A             269,082
EQ/Boston Advisors Equity Income......................................... CLASS B               9,137

                                    FSA-77

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                            AT DECEMBER 31
                    -                                      -----------------
                                                           UNITS OUTSTANDING
                    -                                      -----------------
                                            SHARE CLASS+         2014
                    -                      --------------- -----------------
EQ/Calvert Socially Responsible........... CLASS A                  285
EQ/Calvert Socially Responsible........... CLASS B                1,053
EQ/Capital Guardian Research.............. CLASS A                3,612
EQ/Capital Guardian Research.............. CLASS B                3,349
EQ/Common Stock Index..................... CLASS A                1,318
EQ/Common Stock Index..................... CLASS B               66,143
EQ/Core Bond Index........................ CLASS A              657,395
EQ/Core Bond Index........................ CLASS B               18,815
EQ/Equity 500 Index....................... CLASS B               82,888
EQ/GAMCO Mergers and Acquisitions......... CLASS B                8,339
EQ/GAMCO Small Company Value.............. CLASS B               84,689
EQ/Global Bond PLUS....................... CLASS B               12,508
EQ/Intermediate Government Bond........... CLASS A              387,694
EQ/Intermediate Government Bond........... CLASS B                6,398
EQ/International Equity Index............. CLASS A              217,670
EQ/International Equity Index............. CLASS B               35,732
EQ/Invesco Comstock(g).................... CLASS B               15,647
EQ/JPMorgan Value Opportunities........... CLASS A                   55
EQ/JPMorgan Value Opportunities........... CLASS B                4,051
EQ/Large Cap Growth Index................. CLASS B               16,614
EQ/Large Cap Value Index(c)............... CLASS B               17,433
EQ/MFS International Growth............... CLASS B              148,400
EQ/Mid Cap Index.......................... CLASS B               20,630
EQ/Money Market........................... CLASS A              128,847
EQ/Money Market........................... CLASS B               55,496
EQ/Morgan Stanley Mid Cap Growth.......... CLASS A               80,295
EQ/Morgan Stanley Mid Cap Growth.......... CLASS B               18,263
EQ/PIMCO Ultra Short Bond................. CLASS A               82,445
EQ/PIMCO Ultra Short Bond................. CLASS B               25,496
EQ/Quality Bond PLUS...................... CLASS A                1,572
EQ/Quality Bond PLUS...................... CLASS B                9,692
EQ/Small Company Index.................... CLASS A              127,753
EQ/Small Company Index.................... CLASS B               14,543
EQ/T. Rowe Price Growth Stock............. CLASS B              132,321
EQ/UBS Growth & Income.................... CLASS B                4,580
EQ/Wells Fargo Omega Growth............... CLASS B               26,556
Fidelity(R) VIP Asset Manager Portfolio... INITIAL CLASS            371
Fidelity(R) VIP Contrafund(R) Portfolio... INITIAL CLASS        164,024
Fidelity(R) VIP Contrafund(R) Portfolio... SERVICE CLASS 2       14,308
Fidelity(R) VIP Growth & Income Portfolio. INITIAL CLASS         41,870
Fidelity(R) VIP Growth & Income Portfolio. SERVICE CLASS 2        2,443
Fidelity(R) VIP Mid Cap Portfolio(a)...... SERVICE CLASS 2        9,729
Franklin Income VIP Fund.................. CLASS 2               26,743
Franklin Mutual Shares VIP Fund(a)........ CLASS 2                2,339
Franklin Rising Dividends VIP Fund........ CLASS 2               19,002
Franklin Small Cap Value VIP Fund(a)...... CLASS 2                1,612
Franklin Strategic Income VIP Fund(a)..... CLASS 2               18,592
Goldman Sachs VIT Mid Cap Value Fund(a)... SERVICE SHARES         4,230
Invesco V.I. Diversified Dividend Fund(b). SERIES I             230,761
Invesco V.I. Global Core Equity Fund...... SERIES I                 177

                                    FSA-78

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                              AT DECEMBER 31
                           -                                                 -----------------
                                                                             UNITS OUTSTANDING
                           -                                                 -----------------
                                                            SHARE CLASS+           2014
                           -                            -------------------- -----------------
Invesco V.I. Global Health Care Fund................... SERIES I                    2,916
Invesco V.I. Global Real Estate Fund(a)................ SERIES II                  13,565
Invesco V.I. International Growth Fund(a).............. SERIES II                  10,055
Invesco V.I. Mid Cap Core Equity Fund(a)............... SERIES II                   2,552
Invesco V.I. Small Cap Equity Fund(a).................. SERIES II                   1,771
Invesco V.I. Technology Fund........................... SERIES I                    1,787
IVY Funds VIP Energy(a)................................ COMMON SHARES              10,790
IVY Funds VIP High Income(d)........................... COMMON SHARES              14,516
IVY Funds VIP Mid Cap Growth(a)........................ COMMON SHARES               8,223
IVY Funds VIP Science and Technology(d)................ COMMON SHARES               5,996
IVY Funds VIP Small Cap Growth(a)...................... COMMON SHARES               4,980
Janus Aspen Series Enterprise Portfolio................ INSTITUTIONAL SHARES       28,530
Janus Aspen Series Forty Portfolio..................... INSTITUTIONAL SHARES      118,565
Janus Aspen Series Global Research Portfolio........... INSTITUTIONAL SHARES       28,499
Janus Aspen Series Overseas Portfolio.................. INSTITUTIONAL SHARES        6,665
Janus Aspen Series Perkins Mid Cap Value Portfolio..... SERVICE SHARES             97,398
Lazard Retirement Emerging Markets Equity Portfolio(a). SERVICE SHARES             29,179
MFS(R) International Value Portfolio(a)................ SERVICE CLASS              20,896
MFS(R) Investors Growth Stock Series(a)................ SERVICE CLASS                 864
MFS(R) Investors Trust Series(a)....................... SERVICE CLASS               1,102
MFS(R) Utilities Series................................ INITIAL CLASS               1,542
Multimanager Aggressive Equity......................... CLASS B                    21,140
Multimanager Core Bond................................. CLASS A                   687,821
Multimanager Core Bond................................. CLASS B                    15,290
Multimanager Mid Cap Growth............................ CLASS B                     3,092
Multimanager Mid Cap Value............................. CLASS B                     7,046
Multimanager Technology................................ CLASS B                     9,927
PIMCO CommodityRealReturn(R) Strategy Portfolio(a)..... ADVISOR CLASS              10,300
PIMCO Real Return Portfolio(a)......................... ADVISOR CLASS              19,572
PIMCO Total Return Portfolio(a)........................ ADVISOR CLASS              39,836
T. Rowe Price Equity Income Portfolio - II(a).......... CLASS II                    4,179
Templeton Developing Markets VIP Fund(a)............... CLASS 2                   153,282
Templeton Global Bond VIP Fund(a)...................... CLASS 2                   162,801
Templeton Growth VIP Fund(a)........................... CLASS 2                     2,553
UIF Emerging Markets Debt Portfolio.................... CLASS I                     5,481
Van Eck VIP Emerging Markets Fund...................... INITIAL CLASS              56,963
Van Eck VIP Global Hard Assets Fund.................... CLASS S SHARES             12,209
Van Eck VIP Global Hard Assets Fund.................... INITIAL CLASS              22,738
Van Eck VIP Unconstrained Emerging Markets Bond Fund... INITIAL CLASS              37,722

                                    FSA-79

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                     AT DECEMBER 31,
                                       ---------------------------------------------------------------------------
                                                                       UNIT VALUE
                                                                    LOWEST TO HIGHEST
                                       ---------------------------------------------------------------------------
                          SHARE CLASS+  2014       2013(J)           2012(J)           2011(J)           2010(J)
                          ------------ ------- ----------------  ----------------  ----------------  ----------------
All Asset Aggressive-
 Alt 25(d)...............    CLASS B   $110.99           $108.48           $    --           $    --           $    --
All Asset Growth-Alt 20..    CLASS B     17.72 17.31 to    29.89 15.17 to    26.39 13.54 to    23.74 14.03 to    24.78
All Asset Moderate
 Growth-Alt 15(d)........    CLASS B    107.48            104.94                --                --                --
American Century VP Mid
 Cap Value Fund(a).......   CLASS II    185.71            159.77            123.00            105.82            106.72
American Funds Insurance
 Series(R) Global Small
 Capitalization
 Fund/sm/(d).............    CLASS 4    114.71            112.59                --                --                --
American Funds Insurance
 Series(R) New World
 Fund(R)(d)..............    CLASS 4     98.22            106.91                --                --                --
AXA 400 Managed
 Volatility(a)...........    CLASS B    163.75            150.51            114.29             98.14            106.93
AXA 500 Managed
 Volatility(a)...........    CLASS B    169.43            150.49            114.94            100.10            104.00
AXA 2000 Managed
 Volatility(a)...........    CLASS B    156.13            150.04            109.21             94.60            105.76
AXA Aggressive
 Allocation..............    CLASS A     12.48             11.92              9.43              8.26              8.91
AXA Aggressive
 Allocation..............    CLASS B    202.64 11.22 to   193.51  8.94 to   153.06  7.89 to   134.06  8.59 to   144.93
AXA Balanced Strategy....    CLASS B    140.75            134.82            118.62            109.29            111.97
AXA Conservative
 Allocation..............    CLASS A     12.61             12.29             11.78             11.26             11.02
AXA Conservative
 Allocation..............    CLASS B    149.86 11.56 to   146.04 11.17 to   139.97 10.76 to   133.84 10.64 to   131.35
AXA Conservative Growth
 Strategy................    CLASS B    134.36            129.42            117.11            109.24            110.78
AXA Conservative
 Strategy................    CLASS B    121.89            118.79            113.81            108.93            108.15
AXA Conservative-Plus
 Allocation..............    CLASS A     12.68             12.30             11.15             10.39             10.44
AXA Conservative-Plus
 Allocation..............    CLASS B    162.60 11.57      157.62 10.58 to   142.98  9.92 to   133.16 10.07 to   134.11
AXA Global Equity
 Managed Volatility......    CLASS B    272.26            267.75            222.46            190.16            216.87
AXA Growth Strategy......    CLASS B    154.35            146.14            121.58            109.32            114.36
AXA International Core
 Managed Volatility(e)...    CLASS B    148.95            158.86            135.18            116.22            139.91
AXA International
 Managed Volatility(a)...    CLASS B    116.49            124.51            102.81             88.18            105.04
AXA International Value
 Managed Volatility......    CLASS A     17.15             18.48             15.49             13.18             15.68
AXA International Value
 Managed Volatility......    CLASS B    162.31            174.86            146.54            124.75            148.80
AXA Large Cap Core
 Managed Volatility(h)...    CLASS B    170.54            152.79            116.14            101.00            105.47

                                    FSA-80

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                        AT DECEMBER 31,
                                          ---------------------------------------------------------------------------
                                                                          UNIT VALUE
                                                                       LOWEST TO HIGHEST
                                          ---------------------------------------------------------------------------
                            SHARE CLASS+   2014       2013(J)           2012(J)           2011(J)           2010(J)
                           -------------- ------- ----------------  ----------------  ----------------  ----------------
AXA Large Cap Growth
 Managed Volatility(i).... CLASS A        $ 19.85           $ 17.87           $ 13.20           $ 11.61           $    --
AXA Large Cap Growth
 Managed Volatility(i).... CLASS B         312.59            281.39            207.84            182.73            189.68
AXA Large Cap Value
 Managed Volatility(f).... CLASS A          23.37 14.19 to    20.82 10.75 to    15.72  9.31 to    13.57  9.82 to    14.25
AXA Large Cap Value
 Managed Volatility(f).... CLASS B         188.82            168.25            127.00            109.62            115.48
AXA Mid Cap Value
 Managed Volatility....... CLASS A          22.00 19.54 to    19.84 14.74 to    14.91 12.47 to    12.57 13.76 to    13.83
AXA Mid Cap Value
 Managed Volatility....... CLASS B         313.94            283.15            212.78            179.36            198.04
AXA Moderate
 Allocation............... CLASS A          12.50             12.14             10.73              9.86             10.08
AXA Moderate
 Allocation............... CLASS B         175.47 11.42 to   170.31 10.17 to   150.56  9.42 to   138.38  9.72 to   141.78
AXA Moderate Growth
 Strategy................. CLASS B         147.42            140.39            120.11            109.35            113.12
AXA Moderate-Plus
 Allocation............... CLASS A          12.63             12.17             10.16              9.11              9.56
AXA Moderate-Plus
 Allocation............... CLASS B         192.26 11.45 to   185.27  9.63 to   154.67  8.70 to   138.68  9.22 to   145.92
AXA/Loomis Sayles
 Growth................... CLASS B          15.98 13.44 to    14.82 10.64 to    11.65  9.52 to    10.34  9.33 to    10.06
Charter/SM/ Multi-Sector
 Bond..................... CLASS B         138.72            135.49            136.68            129.77            123.50
Charter/SM/ Small Cap
 Growth................... CLASS B          18.40 16.53 to    18.89 11.27 to    12.79 10.19 to    11.48 12.18 to    13.62
Charter/SM/ Small Cap
 Value.................... CLASS B         291.75            307.45            215.42            184.48            202.76
Dreyfus Stock Index Fund,
 Inc...................... INITIAL SHARES   29.06 14.31 to    25.62 10.92 to    19.40  9.51 to    16.76  9.40 to    16.46
EQ/AllianceBernstein
 Small Cap Growth......... CLASS A          25.00 21.71 to    24.13 15.77 to    17.47 13.69 to    15.11 13.76 to    15.17
EQ/AllianceBernstein
 Small Cap Growth......... CLASS B         338.19            326.52            236.31            204.44            205.77
EQ/BlackRock Basic Value
 Equity................... CLASS B         430.79 21.02 to   392.69 15.32 to   285.11 13.53 to   250.90 14.01 to   258.94
EQ/Boston Advisors
 Equity Income............ CLASS A          28.49 15.87 to    26.22 12.12 to    19.90 10.35 to    16.90 10.43 to    16.93
EQ/Boston Advisors
 Equity Income............ CLASS B         200.93 18.14 to   184.90 13.87 to   140.34 11.87 to   119.20 12.01 to   119.67
EQ/Calvert Socially
 Responsible.............. CLASS A          14.54 12.06 to    12.79  9.04 to     9.52  7.80 to     8.16  7.82 to     8.12
EQ/Calvert Socially
 Responsible.............. CLASS B         161.44 15.19 to   142.10 11.35 to   105.78  9.76 to    90.62  9.76 to    90.37
EQ/Capital Guardian
 Research................. CLASS A          17.14 15.51 to    18.20 11.77 to    13.91 10.03 to    11.94  9.62 to    11.54
EQ/Capital Guardian
 Research................. CLASS B         243.01            219.89            166.88            142.14            136.67
EQ/Common Stock Index..... CLASS A          26.15             23.33             17.61             15.24             15.12
EQ/Common Stock Index..... CLASS B         167.07            149.10            112.55             97.37             96.85
EQ/Core Bond Index........ CLASS A          15.44 11.09 to    15.08 11.36 to    15.32 11.09 to    14.85 10.64 to    14.14
EQ/Core Bond Index........ CLASS B         138.11            134.86            137.04            132.84            126.76

                                    FSA-81

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                     AT DECEMBER 31,
                                       ---------------------------------------------------------------------------
                                                                       UNIT VALUE
                                                                    LOWEST TO HIGHEST
                                       ---------------------------------------------------------------------------
                         SHARE CLASS+   2014       2013(J)           2012(J)           2011(J)           2010(J)
                         ------------- ------- ----------------  ----------------  ----------------  ----------------
EQ/Equity 500 Index..... CLASS B       $182.51           $161.55           $122.84           $106.60           $105.01
EQ/GAMCO Mergers and
 Acquisitions........... CLASS B        163.06            160.43            144.55            137.34            135.51
EQ/GAMCO Small
 Company Value.......... CLASS B         71.65 69.52 to    99.65 49.97 to    72.17 42.40 to    61.70 43.94 to    64.41
EQ/Global Bond PLUS..... CLASS B        135.92            134.72            138.19            133.23            127.62
EQ/Intermediate
 Government Bond........ CLASS A         18.03 17.76 to    18.67 18.06 to    19.12 17.88 to    19.08 16.94 to    18.21
EQ/Intermediate
 Government Bond........ CLASS B        122.74            120.89            122.90            121.71            115.59
EQ/International Equity
 Index.................. CLASS A         12.87             13.83             11.38              9.79             11.12
EQ/International Equity
 Index.................. CLASS B        130.25            139.91            115.18             99.06            112.82
EQ/Invesco Comstock(g).. CLASS B        189.36            173.86            128.75            108.72            110.93
EQ/JPMorgan Value
 Opportunities.......... CLASS A         14.08             12.31              9.06              7.81              8.22
EQ/JPMorgan Value
 Opportunities.......... CLASS B        276.74            241.95            178.19            153.55            162.02
EQ/Large Cap Growth
 Index.................. CLASS B        156.17            139.14            105.02             91.54             89.44
EQ/Large Cap Value
 Index(c)............... CLASS B        109.25             97.00             73.72             63.23             63.43
EQ/MFS International
 Growth................. CLASS B         17.64 18.57 to    25.45 16.34 to    22.56 13.65 to    18.99 15.29 to    21.43
EQ/Mid Cap Index........ CLASS B        217.22            199.30            150.33            128.40            131.57
EQ/Money Market......... CLASS A         11.43 10.73 to    11.43 10.81 to    11.43 10.89 to    11.43 10.98 to    11.43
EQ/Money Market......... CLASS B        131.50            131.49            131.49            131.49            131.49
EQ/Morgan Stanley Mid
 Cap Growth............. CLASS A         30.95 18.50 to    31.17 13.40 to    22.50 12.37 to    20.69 13.41 to    22.36
EQ/Morgan Stanley Mid
 Cap Growth............. CLASS B        252.39            254.20            183.48            168.71            182.78
EQ/PIMCO Ultra Short
 Bond................... CLASS A         13.97             13.99             13.98             13.78             13.77
EQ/PIMCO Ultra Short
 Bond................... CLASS B        118.75 13.46 to   118.86 13.49 to   118.76 13.34 to   117.01 13.41 to   117.24
EQ/Quality Bond PLUS.... CLASS A         11.29             10.97             11.22             10.93             10.78
EQ/Quality Bond PLUS.... CLASS B        168.67 24.26 to   163.91 25.01 to   167.74 24.55 to   163.40 24.43 to   161.43
EQ/Small Company
 Index.................. CLASS A         15.83 15.10 to    27.40 10.99 to    20.00  9.51 to    17.37  9.88 to    18.11
EQ/Small Company
 Index.................. CLASS B        285.84            272.63            198.34            171.66            178.81
EQ/T. Rowe Price Growth
 Stock.................. CLASS B         23.30 21.44 to    35.23 15.55 to    25.74 13.07 to    21.80 13.33 to    22.40
EQ/UBS Growth &
 Income................. CLASS B        210.72 14.17 to   184.13 10.53 to   135.85  9.40 to   120.36  9.75 to   123.85
EQ/Wells Fargo Omega
 Growth................. CLASS B        210.71            203.00            145.96            121.20            128.76
Fidelity(R) VIP Asset
 Manager Portfolio...... INITIAL CLASS   19.39             18.32             15.83             14.08             14.45

                                    FSA-82

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                             AT DECEMBER 31,
                                               ---------------------------------------------------------------------------
                                                                               UNIT VALUE
                                                                            LOWEST TO HIGHEST
                                               ---------------------------------------------------------------------------
                                SHARE CLASS+    2014       2013(J)           2012(J)           2011(J)           2010(J)
                               --------------- ------- ----------------  ----------------  ----------------  ----------------
Fidelity(R) VIP Contrafund(R)
 Portfolio.................... INITIAL CLASS   $ 27.38           $ 24.46           $ 18.63           $ 16.01           $ 16.42
Fidelity(R) VIP Contrafund(R)
 Portfolio.................... SERVICE CLASS 2  176.25            157.85            120.54            103.79            106.76
Fidelity(R) VIP Growth &
 Income Portfolio............. INITIAL CLASS     19.91             18.02             13.49             11.38             11.20
Fidelity(R) VIP Growth &
 Income Portfolio............. SERVICE CLASS 2  184.15            167.06            125.38            106.03            104.61
Fidelity(R) VIP Mid Cap
 Portfolio(a)................. SERVICE CLASS 2  166.76            157.27            115.75            101.04            113.34
Franklin Income VIP Fund...... CLASS 2           14.77 14.12 to    21.79 12.39 to    19.19 11.00 to    17.09 10.74 to    16.75
Franklin Mutual Shares VIP
 Fund(a)...................... CLASS 2          159.99            149.35            116.44            101.93            103.00
Franklin Rising Dividends
 VIP Fund..................... CLASS 2          181.51 22.77 to   166.95 17.62 to   128.73 15.79 to   114.98 14.95 to   108.47
Franklin Small Cap Value
 VIP Fund(a).................. CLASS 2          166.74            165.79            121.69            102.79            106.81
Franklin Strategic Income
 VIP Fund(a).................. CLASS 2          128.09            125.75            121.71            107.95            105.24
Goldman Sachs VIT Mid
 Cap Value Fund(a)............ SERVICE SHARES   179.82            158.73            119.75            101.32            108.47
Invesco V.I. Diversified
 Dividend Fund(b)............. SERIES I          11.42  9.85 to    10.12  7.55 to     7.72  6.38 to     6.51                --
Invesco V.I. Global Core
 Equity Fund.................. SERIES I          15.26 15.15 to    17.84 12.37 to    14.61 10.87 to    12.89 12.20 to    14.52
Invesco V.I. Global Health
 Care Fund.................... SERIES I          30.22 23.19 to    25.25 16.56 to    17.97 13.74 to    14.86 13.27 to    14.30
Invesco V.I. Global Real
 Estate Fund(a)............... SERIES II        155.78            136.24            133.00            104.03            111.53
Invesco V.I. International
 Growth Fund(a)............... SERIES II        140.64            140.51            118.36            102.69            110.41
Invesco V.I. Mid Cap Core
 Equity Fund(a)............... SERIES II        145.51            139.69            108.74             98.30            105.14
Invesco V.I. Small Cap
 Equity Fund(a)............... SERIES II        172.43            168.91            123.22            108.41            109.49
Invesco V.I. Technology
 Fund......................... SERIES I          21.66 14.56 to    19.51 11.68 to    15.59 10.53 to    14.01 11.13 to    14.75
IVY Funds VIP Energy(a)....... COMMON SHARES    120.57            134.81            105.52            104.08            114.48
IVY Funds VIP High
 Income(d).................... COMMON SHARES    105.50            103.52                --                --                --
IVY Funds VIP Mid Cap
 Growth(a).................... COMMON SHARES    183.25            169.89            130.74            115.13            115.78
IVY Funds VIP Science and
 Technology(d)................ COMMON SHARES    136.79            132.92                --                --                --
IVY Funds VIP Small Cap
 Growth(a).................... COMMON SHARES    155.45            153.01            106.73            101.49            113.53
Janus Aspen Series             INSTITUTIONAL
 Enterprise Portfolio......... SHARES            15.05 13.38 to    20.64 10.11 to    15.71  8.62 to    13.49  8.74 to    13.79
Janus Aspen Series Forty       INSTITUTIONAL
 Portfolio.................... SHARES            18.63 15.62 to    17.13 11.99 to    13.06  9.73 to    10.52 10.51 to    11.27
Janus Aspen Series Global      INSTITUTIONAL
 Research Portfolio........... SHARES            12.62  8.81 to    11.75  6.91 to     9.15  5.80 to     7.62  6.77 to     8.83

                                    FSA-83

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                          AT DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                                            UNIT VALUE
                                                                         LOWEST TO HIGHEST
                                            ---------------------------------------------------------------------------
                              SHARE CLASS+   2014       2013(J)           2012(J)           2011(J)           2010(J)
                             -------------- ------- ----------------  ----------------  ----------------  ----------------
Janus Aspen Series           INSTITUTIONAL
 Overseas Portfolio......... SHARES         $ 19.58           $ 22.22           $ 19.39           $ 17.09           $ 25.20
Janus Aspen Series Perkins
 Mid Cap Value
 Portfolio.................. SERVICE SHARES   25.95             23.93             19.02             17.17             17.70
Lazard Retirement Emerging
 Markets Equity
 Portfolio(a)............... SERVICE SHARES  107.44            112.66            114.08             93.47            114.04
MFS(R) International Value
 Portfolio(a)............... SERVICE CLASS   157.06            155.30            121.68            104.96            106.86
MFS(R) Investors Growth
 Stock Series(a)............ SERVICE CLASS   179.06            161.15            123.91            106.19            105.80
MFS(R) Investors Trust
 Series(a).................. SERVICE CLASS   173.74            156.93            119.12            100.25            102.73
MFS(R) Utilities Series..... INITIAL CLASS    49.28 38.48 to    43.72 32.04 to    36.28 28.33 to    31.97 26.62 to    29.93
Multimanager Aggressive
 Equity..................... CLASS B         141.96            128.28             93.54             81.90             87.39
Multimanager Core Bond...... CLASS A          13.80             13.30             13.63             12.92             12.18
Multimanager Core Bond...... CLASS B         174.31            168.02            172.07            163.14            154.18
Multimanager Mid Cap
 Growth..................... CLASS B         321.69            306.77            218.86            189.57            205.79
Multimanager Mid Cap
 Value...................... CLASS B         244.76            232.36            171.37            149.25            172.21
Multimanager Technology..... CLASS B         356.88            314.29            231.80            204.36            214.70
PIMCO
 CommodityRealReturn(R)
 Strategy Portfolio(a)...... ADVISOR CLASS    83.66            102.96            120.72            114.84            124.21
PIMCO Real Return
 Portfolio(a)............... ADVISOR CLASS   119.04            115.58            127.44            117.29            105.13
PIMCO Total Return
 Portfolio(a)............... ADVISOR CLASS   121.00            116.15            118.59            108.31            104.64
T. Rowe Price Equity Income
 Portfolio - II(a).......... CLASS II        164.58            153.66            118.74            101.56            102.60
Templeton Developing
 Markets VIP Fund(a)........ CLASS 2          98.21            107.20            108.20             95.62            113.63
Templeton Global Bond VIP
 Fund(a).................... CLASS 2         124.14            121.91            119.95            104.25            105.16
Templeton Growth VIP
 Fund(a).................... CLASS 2         149.46            153.79            117.56             97.10            104.38
UIF Emerging Markets Debt
 Portfolio.................. CLASS I          27.71             26.92             29.50             25.01             23.37
Van Eck VIP Emerging
 Markets Fund............... INITIAL CLASS    25.93             26.04             23.24             17.91             24.11
Van Eck VIP Global Hard
 Assets Fund................ CLASS S SHARES   89.52            110.99            100.63             97.60            117.15
Van Eck VIP Global Hard
 Assets Fund................ INITIAL CLASS    40.53             50.10             45.33             43.84             52.47
Van Eck VIP Unconstrained
 Emerging Markets Bond
 Fund....................... INITIAL CLASS    21.74             21.26             23.43             22.19             20.52

                                    FSA-84

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)


                                                             AT DECEMBER 31,
                                                 ---------------------------------------
                                                           NET ASSETS (000'S)
                                                 ---------------------------------------
                                                  2014   2013(K) 2012(K) 2011(K) 2010(K)
FUND                                             ------- ------- ------- ------- -------
All Asset Aggressive-Alt 25(d).................. $   303 $    58 $    -- $    -- $    --
All Asset Growth-Alt 20.........................   2,898  66,813  62,595  61,550  70,737
All Asset Moderate Growth-Alt 15(d).............     531     181      --      --      --
American Century VP Mid Cap Value Fund(a).......   1,196     665     288     137      25
American Funds Insurance Series(R) Global Small
 Capitalization Fundsm(d).......................     132      25      --      --      --
American Funds Insurance Series(R) New World
 Fund(R)(d).....................................     173      23      --      --      --
AXA 400 Managed Volatility(a)...................     412     320     112      64      60
AXA 500 Managed Volatility(a)...................     542     385     160      50      31
AXA 2000 Managed Volatility(a)..................     390     266     120      50      28
AXA Aggressive Allocation.......................  27,080  27,008  20,937  17,441  17,566
AXA Balanced Strategy...........................  19,056  15,362   9,328   5,674   2,560
AXA Conservative Allocation.....................   3,315   3,559   3,147   2,885   2,497
AXA Conservative Growth Strategy................   4,789   4,057   2,727   1,672     788
AXA Conservative Strategy.......................   1,927   1,717   1,510     861     539
AXA Conservative-Plus Allocation................   6,323   7,204   6,706   5,711   5,286
AXA Global Equity Managed Volatility............   7,015   8,007   6,384   5,194   5,699
AXA Growth Strategy.............................  19,989  15,916   9,865   5,766   2,591
AXA International Core Managed Volatility(e)....   3,486   1,482   1,168     826     779
AXA International Managed Volatility(a).........     276     223     144      81      33
AXA International Value Managed Volatility......   4,162   4,472   3,838   4,700   5,520
AXA Large Cap Core Managed Volatility(h)........   2,243   1,620     489     327     315
AXA Large Cap Growth Managed Volatility(i)......   5,971   2,095   1,509   1,224     586
AXA Large Cap Value Managed Volatility(f).......   6,288   5,071   3,936   7,159   7,871
AXA Mid Cap Value Managed Volatility............   3,861  15,212  12,313  11,904  13,903
AXA Moderate Allocation.........................  36,873  38,591  33,384  29,636  27,881
AXA Moderate Growth Strategy....................  51,266  39,495  24,929  15,787   7,436
AXA Moderate-Plus Allocation....................  82,170  83,470  67,940  58,954  57,417
AXA/Loomis Sayles Growth........................   1,733  52,058  44,546  46,158  49,095
Charter/SM/ Multi-Sector Bond...................   1,829   2,823   2,729   2,516   2,308
Charter/SM/ Small Cap Growth....................   2,057  14,967  10,843  10,478  13,400
Charter/SM/ Small Cap Value.....................     985   1,048     572     462     492
Dreyfus Stock Index Fund, Inc...................  23,401  37,730  35,815  21,161  24,281
EQ/AllianceBernstein Small Cap Growth...........   3,447   3,816   2,667   2,058   2,040
EQ/BlackRock Basic Value Equity.................   8,016   7,573   5,040   3,748   3,293
EQ/Boston Advisors Equity Income................   9,503  17,905  15,819  15,630  16,769
EQ/Calvert Socially Responsible.................     174   1,746   1,456   1,341   1,385
EQ/Capital Guardian Research....................     876   5,552   4,439   3,839   3,936
EQ/Common Stock Index...........................  11,085   9,110   5,605   4,388   3,629
EQ/Core Bond Index..............................  12,841  27,438  35,231  35,516  36,766
EQ/Equity 500 Index.............................  15,128  11,767   6,490   4,545   3,647
EQ/GAMCO Mergers and Acquisitions...............   1,360   1,170     966     806     608
EQ/GAMCO Small Company Value....................  16,825  96,555  75,343  67,675  76,969
EQ/Global Bond PLUS.............................   1,700   1,562   1,429   1,274   1,046
EQ/Intermediate Government Bond.................   7,904  13,578  15,056  16,126  16,654
EQ/International Equity Index...................   7,457   7,526   3,914   2,932   3,107
EQ/Invesco Comstock(g)..........................   2,963   1,581     876     658     581
EQ/JPMorgan Value Opportunities.................   1,122     923     615     492     449
EQ/Large Cap Growth Index.......................   2,595   2,037   1,391   1,020     880
EQ/Large Cap Value Index(c).....................   1,905   9,038   7,128   6,468     330
EQ/MFS International Growth.....................   5,341  19,738  18,802  14,430  17,185

                                    FSA-85

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                          AT DECEMBER 31,
                                              ---------------------------------------
                                                        NET ASSETS (000'S)
                                              ---------------------------------------
                                               2014   2013(K) 2012(K) 2011(K) 2010(K)
FUND                                          ------- ------- ------- ------- -------
EQ/Mid Cap Index............................. $ 4,481 $ 7,621 $ 5,612 $ 4,621 $ 4,645
EQ/Money Market..............................   8,770  17,620  22,648  17,209  18,744
EQ/Morgan Stanley Mid Cap Growth.............   7,094  15,353  11,750   9,934  11,000
EQ/PIMCO Ultra Short Bond....................   4,180   6,435   6,314   6,147   6,081
EQ/Quality Bond PLUS.........................   1,653   7,470   8,432   8,992   9,613
EQ/Small Company Index.......................   6,180   7,019   5,801   7,005   7,530
EQ/T. Rowe Price Growth Stock................   6,563  48,058  38,285  34,882  38,615
EQ/UBS Growth & Income.......................     991  17,554  14,183  13,740  15,479
EQ/Wells Fargo Omega Growth..................   5,595   4,791   2,565   1,630   1,041
Fidelity(R) VIP Asset Manager Portfolio......       7      10       8       7       6
Fidelity(R) VIP Contrafund(R) Portfolio......   7,017  28,090  24,375  23,537  26,505
Fidelity(R) VIP Growth & Income Portfolio....   1,283   1,143     731     577     508
Fidelity(R) VIP Mid Cap Portfolio(a).........   1,622   1,240     408     214      78
Franklin Income VIP Fund.....................     395   7,724   7,257   6,603   7,296
Franklin Mutual Shares VIP Fund(a)...........     374     247     174     116      58
Franklin Rising Dividends VIP Fund...........   3,449   4,035   1,914   1,012     737
Franklin Small Cap Value VIP Fund(a).........     269     210     126      51      26
Franklin Strategic Income VIP Fund(a)........   2,381   1,650     777     320      85
Goldman Sachs VIT Mid Cap Value Fund(a)......     761     499     224     134      54
Invesco V.I. Diversified Dividend Fund(b)....   2,635   2,752   2,950     177      --
Invesco V.I. Global Core Equity Fund.........       3     557     438     445     553
Invesco V.I. Global Health Care Fund.........      88     956     772     680     654
Invesco V.I. Global Real Estate Fund(a)......   2,113   1,427     792     277      80
Invesco V.I. International Growth Fund(a)....   1,414   1,002     507     215      69
Invesco V.I. Mid Cap Core Equity Fund(a).....     371     269     139      54      19
Invesco V.I. Small Cap Equity Fund(a)........     305     238     129      61      12
Invesco V.I. Technology Fund.................      39     355     276     244     277
IVY Funds VIP Energy(a)......................   1,301   1,091     635     363     106
IVY Funds VIP High Income(d).................   1,531     591      --      --      --
IVY Funds VIP Mid Cap Growth(a)..............   1,507   1,303     709     339     141
IVY Funds VIP Science and Technology(d)......     820     321      --      --      --
IVY Funds VIP Small Cap Growth(a)............     774     561     205     104      37
Janus Aspen Series Enterprise Portfolio......     429  13,604  11,615  12,321  13,557
Janus Aspen Series Forty Portfolio...........   2,209  15,443  13,848  15,177  17,601
Janus Aspen Series Global Research Portfolio.     368  11,194   9,797   8,977  11,487
Janus Aspen Series Overseas Portfolio........     131   4,409   4,255   5,821   9,440
Janus Aspen Series Perkins Mid Cap Value
 Portfolio...................................   2,528   2,525   2,288   1,269   1,450
Lazard Retirement Emerging Markets Equity
 Portfolio(a)................................   3,135   2,870   1,938     915     354
MFS(R) International Value Portfolio(a)......   3,282   2,554     847     394     168
MFS(R) Investors Growth Stock Series(a)......     155     122      68      20       3
MFS(R) Investors Trust Series(a).............     191      71      38      16       1
MFS(R) Utilities Series......................      76   1,744   1,596   1,458   1,506
Multimanager Aggressive Equity...............   3,001   2,757   1,772   1,446   1,447
Multimanager Core Bond.......................  12,157  12,167  10,734   8,913   8,603
Multimanager Mid Cap Growth..................     995     899     600     453     426
Multimanager Mid Cap Value...................   1,725   1,651   1,173     960   1,014
Multimanager Technology......................   3,543   2,841   1,848   1,311   1,162
PIMCO CommodityRealReturn(R) Strategy
 Portfolio(a)................................     863     793     573     285     111

                                    FSA-86

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                        AT DECEMBER 31,
                                            ---------------------------------------
                                                      NET ASSETS (000'S)
                                            ---------------------------------------
                                             2014   2013(K) 2012(K) 2011(K) 2010(K)
FUND                                        ------- ------- ------- ------- -------
PIMCO Real Return Portfolio(a)............. $ 2,329 $ 2,001 $ 1,618 $   643 $  266
PIMCO Total Return Portfolio(a)............   4,820   4,178   2,719   1,605    953
T. Rowe Price Equity Income
 Portfolio - II(a).........................     688     582     284     130     16
Templeton Developing Markets VIP Fund(a)...  15,054  16,492  16,686  14,671    169
Templeton Global Bond VIP Fund(a)..........  20,211  19,552  18,191  15,251    420
Templeton Growth VIP Fund(a)...............     382     349      89      25     13
UIF Emerging Markets Debt Portfolio........     152     171     209     163    161
Van Eck VIP Emerging Markets Fund..........   1,477   1,564   1,548   1,522  2,152
Van Eck VIP Global Hard Assets Fund........   2,014   2,290   2,346     762    667
Van Eck VIP Unconstrained Emerging Markets
 Bond Fund.................................     820     871   1,108     220    250

                                                            AT DECEMBER 31,
                                                 ------------------------------------
                                                              INVESTMENT
                                                             INCOME RATIO*
                                                 ------------------------------------
                                                 2014  2013(L) 2012(L) 2011(L) 2010(L)
                                                 ----  ------- ------- ------- -------
All Asset Aggressive-Alt 25(d).................. 2.36%  2.27%     --%     --%     --%
All Asset Growth-Alt 20......................... 1.63   1.35    1.50    1.37    1.43
All Asset Moderate Growth-Alt 15(d)............. 2.46   3.42      --      --      --
American Century VP Mid Cap Value Fund(a)....... 1.04   1.13    1.98    1.41    2.68
American Funds Insurance Series(R) Global Small
 Capitalization Fundsm(d)....................... 0.10     --      --      --      --
American Funds Insurance Series(R) New World
 Fund(R)(d)..................................... 1.33   2.83      --      --      --
AXA 400 Managed Volatility(a)................... 0.44   0.21    0.26    0.03      --
AXA 500 Managed Volatility(a)................... 0.69   0.62    0.91    0.52    1.04
AXA 2000 Managed Volatility(a).................. 0.18   0.14    0.45    0.03    0.13
AXA Aggressive Allocation....................... 1.61   2.57    0.91    1.34    1.71
AXA Balanced Strategy........................... 1.22   2.26    0.88    1.57    2.26
AXA Conservative Allocation..................... 0.89   0.99    0.86    1.76    2.52
AXA Conservative Growth Strategy................ 1.05   1.80    0.91    1.66    2.55
AXA Conservative Strategy....................... 0.81   1.09    0.99    1.65    2.91
AXA Conservative-Plus Allocation................ 1.03   1.41    0.86    1.60    2.31
AXA Global Equity Managed Volatility............ 0.98   0.86    1.50    1.87    1.27
AXA Growth Strategy............................. 1.45   2.92    0.90    1.54    1.98
AXA International Core Managed Volatility(e).... 1.79   0.92    1.63    3.08    1.97
AXA International Managed Volatility(a)......... 0.88     --    0.75    2.03    2.41
AXA International Value Managed Volatility...... 1.64   1.13    1.52    2.16    1.00
AXA Large Cap Core Managed Volatility(h)........ 1.07   0.54    1.22    1.10    2.03
AXA Large Cap Growth Managed Volatility(i)...... 0.26   0.18    0.61    0.55    0.41
AXA Large Cap Value Managed Volatility(f)....... 1.60   1.08    1.04    1.29    1.36
AXA Mid Cap Value Managed Volatility............ 0.60   0.51    1.19    1.05    1.25
AXA Moderate Allocation......................... 1.12   1.67    0.81    1.59    2.30
AXA Moderate Growth Strategy.................... 1.33   2.52    0.84    1.42    1.94
AXA Moderate-Plus Allocation.................... 1.34   2.19    0.83    1.49    1.87
AXA/Loomis Sayles Growth........................ 0.11   0.82    0.82    0.50    0.56
Charter/SM/ Multi-Sector Bond................... 2.68   3.70    2.37    4.09    2.81
Charter/SM/ Small Cap Growth....................   --     --      --      --      --
Charter/SM/ Small Cap Value..................... 0.17   0.59    0.61    0.07    0.17
Dreyfus Stock Index Fund, Inc................... 1.76   1.81    2.12    1.82    1.65
EQ/AllianceBernstein Small Cap Growth........... 0.07   0.05    0.24      --    0.02

                                    FSA-87

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                      AT DECEMBER 31,
                                           -------------------------------------
                                                        INVESTMENT
                                                       INCOME RATIO*
                                           -------------------------------------
                                           2014  2013(L) 2012(L) 2011(L) 2010(L)
                                           ----- ------- ------- ------- -------
EQ/BlackRock Basic Value Equity........... 1.14%  1.71%   1.73%   1.34%   1.54%
EQ/Boston Advisors Equity Income..........  1.60   1.99    1.82    1.95    2.45
EQ/Calvert Socially Responsible...........  0.61   0.75    0.99    0.56    0.05
EQ/Capital Guardian Research..............  0.75   1.48    0.94    0.95    1.03
EQ/Common Stock Index.....................  1.32   1.47    1.68    1.39    1.41
EQ/Core Bond Index........................  1.33   1.09    1.44    2.08    2.37
EQ/Equity 500 Index.......................  1.49   1.67    1.91    1.68    1.53
EQ/GAMCO Mergers and Acquisitions.........    --   0.44      --    0.20      --
EQ/GAMCO Small Company Value..............  0.29   0.27    1.26    0.07    0.34
EQ/Global Bond PLUS.......................  0.70   0.01    1.50    3.54    2.95
EQ/Intermediate Government Bond...........  0.39   0.21    0.24    0.63    1.84
EQ/International Equity Index.............  3.12   2.38    3.31    3.03    2.38
EQ/Invesco Comstock(g)....................  1.75   4.73    1.39    1.52    1.87
EQ/JPMorgan Value Opportunities...........  1.12   2.23    1.04    1.15    1.64
EQ/Large Cap Growth Index.................  1.00   1.03    1.35    0.96    1.09
EQ/Large Cap Value Index(c)...............  1.62   1.52    2.00    1.71    1.77
EQ/MFS International Growth...............  0.96   0.92    1.05    0.64    0.85
EQ/Mid Cap Index..........................  0.83   0.80    1.03    0.78    0.95
EQ/Money Market...........................  0.00     --      --    0.01    0.07
EQ/Morgan Stanley Mid Cap Growth..........    --     --    0.50    0.25    0.35
EQ/PIMCO Ultra Short Bond.................  0.40   0.75    0.57    0.58    0.40
EQ/Quality Bond PLUS......................  1.05   0.35    0.61    2.35   10.24
EQ/Small Company Index....................  0.80   1.03    1.28    0.86    1.24
EQ/T. Rowe Price Growth Stock.............    --     --      --      --      --
EQ/UBS Growth & Income....................  0.68   0.96    0.84    0.75    0.72
EQ/Wells Fargo Omega Growth...............    --     --    0.02      --    0.01
Fidelity(R) VIP Asset Manager Portfolio...  1.27   1.64    1.60    2.23    0.25
Fidelity(R) VIP Contrafund(R) Portfolio...  0.94   0.98    1.23    0.92    1.00
Fidelity(R) VIP Growth & Income Portfolio.  1.75   2.10    2.38    1.98    0.87
Fidelity(R) VIP Mid Cap Portfolio(a)......  0.02   0.40    0.51    0.03    0.34
Franklin Income VIP Fund..................  5.34   6.36    6.41    5.77    6.69
Franklin Mutual Shares VIP Fund(a)........  2.10   2.12    2.16    2.56    0.44
Franklin Rising Dividends VIP Fund........  1.32   1.53    1.62    1.45    1.55
Franklin Small Cap Value VIP Fund(a)......  0.62   1.26    0.82    0.58    0.06
Franklin Strategic Income VIP Fund(a).....  5.75   5.65    6.66    5.30    0.01
Goldman Sachs VIT Mid Cap Value Fund(a)...  0.91   0.74    1.18    0.79    0.76
Invesco V.I. Diversified Dividend Fund(b).  1.71   2.30    4.10      --      --
Invesco V.I. Global Core Equity Fund......  1.97   2.04    2.51    3.40    1.92
Invesco V.I. Global Health Care Fund......    --   0.68      --      --      --
Invesco V.I. Global Real Estate Fund(a)...  1.49   4.38    0.54    5.11    6.86
Invesco V.I. International Growth Fund(a).  1.43   1.23    1.56    0.82    1.46
Invesco V.I. Mid Cap Core Equity Fund(a)..    --   0.55      --    0.13    0.34
Invesco V.I. Small Cap Equity Fund(a).....    --     --      --      --      --
Invesco V.I. Technology Fund..............    --     --      --    0.18      --
IVY Funds VIP Energy(a)...................    --     --      --      --      --
IVY Funds VIP High Income(d)..............  4.50     --      --      --      --
IVY Funds VIP Mid Cap Growth(a)...........    --     --      --    3.17      --
IVY Funds VIP Science and Technology(d)...    --     --      --      --      --
IVY Funds VIP Small Cap Growth(a).........    --     --      --    0.73      --
Janus Aspen Series Enterprise Portfolio...  0.16   0.51      --      --    0.07

                                    FSA-88

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                          AT DECEMBER 31,
                                               -------------------------------------
                                                            INVESTMENT
                                                           INCOME RATIO*
                                               -------------------------------------
                                               2014  2013(L) 2012(L) 2011(L) 2010(L)
                                               ----- ------- ------- ------- -------
Janus Aspen Series Forty Portfolio............ 0.16%  0.69%   0.67%   0.36%   0.34%
Janus Aspen Series Global Research Portfolio..  1.06   1.20    0.87    0.58    0.61
Janus Aspen Series Overseas Portfolio.........  2.96   3.05    0.64    0.41    0.60
Janus Aspen Series Perkins Mid Cap Value
 Portfolio....................................  1.25   1.11    0.87    0.58    0.49
Lazard Retirement Emerging Markets Equity
 Portfolio(a).................................  1.77   1.64    2.04    2.82    3.04
MFS(R) International Value Portfolio(a).......  1.88   1.54    1.52    1.19      --
MFS(R) Investors Growth Stock Series(a).......  0.29   0.45    0.26    0.35      --
MFS(R) Investors Trust Series(a)..............  0.94   1.05    0.83    1.31      --
MFS(R) Utilities Series.......................  1.73   2.30    6.81    3.10    3.16
Multimanager Aggressive Equity................  0.11   0.13    0.25      --    0.64
Multimanager Core Bond........................  2.07   1.54    2.07    2.77    3.01
Multimanager Mid Cap Growth...................    --     --      --      --      --
Multimanager Mid Cap Value....................  0.46   0.38    0.40    0.02    1.00
Multimanager Technology.......................    --     --      --      --      --
PIMCO CommodityRealReturn(R) Strategy
 Portfolio(a).................................  0.27   1.49    2.52   14.04   11.32
PIMCO Real Return Portfolio(a)................  1.27   1.89    0.93    1.80    2.88
PIMCO Total Return Portfolio(a)...............  2.13   2.15    2.47    2.55    5.85
T. Rowe Price Equity Income Portfolio - II(a).  1.54   1.36    2.05    2.03    1.64
Templeton Developing Markets VIP Fund(a)......  1.48   1.95    1.38    0.07    0.02
Templeton Global Bond VIP Fund(a).............  5.07   4.71    6.34    1.13    0.01
Templeton Growth VIP Fund(a)..................  1.37   2.78    1.83    1.59      --
UIF Emerging Markets Debt Portfolio...........  5.75   4.01      --    3.41    3.63
Van Eck VIP Emerging Markets Fund.............  0.51   1.43      --    1.04    3.14
Van Eck VIP Global Hard Assets Fund...........  0.04   0.57    0.92    0.99    0.41
Van Eck VIP Unconstrained Emerging Markets
 Bond Fund....................................  5.11   2.03    0.81    8.27    0.60

                                                                                   AT DECEMBER 31,
                                                            ------------------------------------------------------------
                                                                                   EXPENSE RATIO**
                                                                                  LOWEST TO HIGHEST
                                                            ------------------------------------------------------------
                                              SHARE CLASS+  2014     2013(M)        2012(M)        2011(M)        2010(M)
                                              ------------  ----  ------------   ------------   ------------   ------------
All Asset Aggressive-Alt 25(d)...............  CLASS B      0.00%          0.00%            --%            --%            --%
All Asset Growth-Alt 20......................  CLASS B      0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
All Asset Moderate Growth-Alt 15(d)..........  CLASS B      0.00           0.00             --             --             --
American Century VP Mid Cap Value Fund(a)....  CLASS II     0.00           0.00           0.00           0.00           0.00
American Funds Insurance Series(R) Global
 Small Capitalization Fund/sm/(d)............  CLASS 4      0.00           0.00             --             --             --
American Funds Insurance Series(R) New World
 Fund(R)(d)..................................  CLASS 4      0.00           0.00             --             --             --
AXA 400 Managed Volatility(a)................  CLASS B      0.00           0.00           0.00           0.00           0.00
AXA 500 Managed Volatility(a)................  CLASS B      0.00           0.00           0.00           0.00           0.00
AXA 2000 Managed Volatility(a)...............  CLASS B      0.00           0.00           0.00           0.00           0.00
AXA Aggressive Allocation....................  CLASS A      0.00           0.00           0.00           0.00           0.00
AXA Aggressive Allocation....................  CLASS B      0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
AXA Balanced Strategy........................  CLASS B      0.00           0.00           0.00           0.00           0.00
AXA Conservative Allocation..................  CLASS A      0.00           0.00           0.00           0.00           0.00

                                    FSA-89

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                   AT DECEMBER 31,
                                                            ------------------------------------------------------------
                                                                                   EXPENSE RATIO**
                                                                                  LOWEST TO HIGHEST
                                                            ------------------------------------------------------------
                                             SHARE CLASS+   2014     2013(M)        2012(M)        2011(M)        2010(M)
                                            --------------- ----  ------------   ------------   ------------   ------------
AXA Conservative Allocation................ CLASS B         0.00% 0.00 to  0.75% 0.00 to  0.75% 0.00 to  0.75% 0.00 to  0.75%
AXA Conservative Growth Strategy........... CLASS B         0.00           0.00           0.00           0.00           0.00
AXA Conservative Strategy.................. CLASS B         0.00           0.00           0.00           0.00           0.00
AXA Conservative-Plus Allocation........... CLASS A         0.00           0.00           0.00           0.00           0.00
AXA Conservative-Plus Allocation........... CLASS B         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
AXA Global Equity Managed Volatility....... CLASS B         0.00           0.00           0.00           0.00           0.00
AXA Growth Strategy........................ CLASS B         0.00           0.00           0.00           0.00           0.00
AXA International Core Managed
 Volatility(e)............................. CLASS B         0.00           0.00           0.00           0.00           0.00
AXA International Managed Volatility(a).... CLASS B         0.00           0.00           0.00           0.00           0.00
AXA International Value Managed Volatility. CLASS A         0.00           0.00           0.00           0.00           0.00
AXA International Value Managed Volatility. CLASS B         0.00           0.00           0.00           0.00           0.00
AXA Large Cap Core Managed Volatility(h)... CLASS B         0.00           0.00           0.00           0.00           0.00
AXA Large Cap Growth Managed Volatility(i). CLASS A         0.00           0.00           0.00           0.00             --
AXA Large Cap Growth Managed Volatility(i). CLASS B         0.00           0.00           0.00           0.00           0.00
AXA Large Cap Value Managed Volatility(f).. CLASS A         0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
AXA Large Cap Value Managed Volatility(f).. CLASS B         0.00           0.00           0.00           0.00           0.00
AXA Mid Cap Value Managed Volatility....... CLASS A         0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
AXA Mid Cap Value Managed Volatility....... CLASS B         0.00           0.00           0.00           0.00           0.00
AXA Moderate Allocation.................... CLASS A         0.00           0.00           0.00           0.00           0.00
AXA Moderate Allocation.................... CLASS B         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
AXA Moderate Growth Strategy............... CLASS B         0.00           0.00           0.00           0.00           0.00
AXA Moderate-Plus Allocation............... CLASS A         0.00           0.00           0.00           0.00           0.00
AXA Moderate-Plus Allocation............... CLASS B         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
AXA/Loomis Sayles Growth................... CLASS B         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
Charter/SM/ Multi-Sector Bond.............. CLASS B         0.00           0.00           0.00           0.00           0.00
Charter/SM/ Small Cap Growth............... CLASS B         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
Charter/SM/ Small Cap Value................ CLASS B         0.00           0.00           0.00           0.00           0.00
Dreyfus Stock Index Fund, Inc.............. INITIAL SHARES  0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/AllianceBernstein Small Cap Growth...... CLASS A         0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
EQ/AllianceBernstein Small Cap Growth...... CLASS B         0.00           0.00           0.00           0.00           0.00
EQ/BlackRock Basic Value Equity............ CLASS B         0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
EQ/Boston Advisors Equity Income........... CLASS A         0.00  0.00 to  0.60  0.00 to  0.60  0.00 to  0.60  0.00 to  0.60
EQ/Boston Advisors Equity Income........... CLASS B         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Calvert Socially Responsible............ CLASS A         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Calvert Socially Responsible............ CLASS B         0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
EQ/Capital Guardian Research............... CLASS A         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Capital Guardian Research............... CLASS B         0.00           0.00           0.00           0.00           0.00
EQ/Common Stock Index...................... CLASS A         0.00           0.00           0.00           0.00           0.00
EQ/Common Stock Index...................... CLASS B         0.00           0.00           0.00           0.00           0.00
EQ/Core Bond Index......................... CLASS A         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Core Bond Index......................... CLASS B         0.00           0.00           0.00           0.00           0.00
EQ/Equity 500 Index........................ CLASS B         0.00           0.00           0.00           0.00           0.00
EQ/GAMCO Mergers and Acquisitions.......... CLASS B         0.00           0.00           0.00           0.00           0.00
EQ/GAMCO Small Company Value............... CLASS B         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Global Bond PLUS........................ CLASS B         0.00           0.00           0.00           0.00           0.00
EQ/Intermediate Government Bond............ CLASS A         0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Intermediate Government Bond............ CLASS B         0.00           0.00           0.00           0.00           0.00
EQ/International Equity Index.............. CLASS A         0.00           0.00           0.00           0.00           0.00
EQ/International Equity Index.............. CLASS B         0.00           0.00           0.00           0.00           0.00
EQ/Invesco Comstock(g)..................... CLASS B         0.00           0.00           0.00           0.00           0.00

                                    FSA-90

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                      AT DECEMBER 31,
                                                               ------------------------------------------------------------
                                                                                      EXPENSE RATIO**
                                                                                     LOWEST TO HIGHEST
                                                               ------------------------------------------------------------
                                               SHARE CLASS+    2014     2013(M)        2012(M)        2011(M)        2010(M)
                                              ---------------- ----  ------------   ------------   ------------   ------------
EQ/JPMorgan Value Opportunities.............. CLASS A          0.00%          0.00%          0.00%          0.00%          0.00%
EQ/JPMorgan Value Opportunities.............. CLASS B          0.00           0.00           0.00           0.00           0.00
EQ/Large Cap Growth Index.................... CLASS B          0.00           0.00           0.00           0.00           0.00
EQ/Large Cap Value Index(c )................. CLASS B          0.00           0.00           0.00           0.00           0.00
EQ/MFS International Growth.................. CLASS B          0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Mid Cap Index............................. CLASS B          0.00           0.00           0.00           0.00           0.00
EQ/Money Market.............................. CLASS A          0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Money Market.............................. CLASS B          0.00           0.00           0.00           0.00           0.00
EQ/Morgan Stanley Mid Cap Growth............. CLASS A          0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
EQ/Morgan Stanley Mid Cap Growth............. CLASS B          0.00           0.00           0.00           0.00           0.00
EQ/PIMCO Ultra Short Bond.................... CLASS A          0.00           0.00           0.00           0.00           0.00
EQ/PIMCO Ultra Short Bond.................... CLASS B          0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
EQ/Quality Bond PLUS......................... CLASS A          0.00           0.00           0.00           0.00           0.00
EQ/Quality Bond PLUS......................... CLASS B          0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Small Company Index....................... CLASS A          0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
EQ/Small Company Index....................... CLASS B          0.00           0.00           0.00           0.00           0.00
EQ/T. Rowe Price Growth Stock................ CLASS B          0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/UBS Growth & Income....................... CLASS B          0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Wells Fargo Omega Growth.................. CLASS B          0.00           0.00           0.00           0.00           0.00
Fidelity(R) VIP Asset Manager Portfolio...... INITIAL CLASS    0.00           0.00           0.00           0.00           0.00
Fidelity(R) VIP Contrafund(R) Portfolio...... INITIAL CLASS    0.00           0.00           0.00           0.00           0.00
Fidelity(R) VIP Contrafund(R) Portfolio...... SERVICE CLASS 2  0.00           0.00           0.00           0.00           0.00
Fidelity(R) VIP Growth & Income Portfolio.... INITIAL CLASS    0.00           0.00           0.00           0.00           0.00
Fidelity(R) VIP Growth & Income Portfolio.... SERVICE CLASS 2  0.00           0.00           0.00           0.00           0.00
Fidelity(R) VIP Mid Cap Portfolio(a)......... SERVICE CLASS 2  0.00           0.00           0.00           0.00           0.00
Franklin Income VIP Fund..................... CLASS 2          0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
Franklin Mutual Shares VIP Fund(a)........... CLASS 2          0.00           0.00           0.00           0.00           0.00
Franklin Rising Dividends VIP Fund........... CLASS 2          0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
Franklin Small Cap Value VIP Fund(a)......... CLASS 2          0.00           0.00           0.00           0.00           0.00
Franklin Strategic Income VIP Fund(a)........ CLASS 2          0.00           0.00           0.00           0.00           0.00
Goldman Sachs VIT Mid Cap Value Fund(a)...... SERVICE SHARES   0.00           0.00           0.00           0.00           0.00
Invesco V.I. Diversified Dividend Fund(b).... SERIES I         0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35             --
Invesco V.I. Global Core Equity Fund......... SERIES I         0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
Invesco V.I. Global Health Care Fund......... SERIES I         0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
Invesco V.I. Global Real Estate Fund(a)...... SERIES II        0.00           0.00           0.00           0.00           0.00
Invesco V.I. International Growth Fund(a).... SERIES II        0.00           0.00           0.00           0.00           0.00
Invesco V.I. Mid Cap Core Equity Fund(a)..... SERIES II        0.00           0.00           0.00           0.00           0.00
Invesco V.I. Small Cap Equity Fund(a)........ SERIES II        0.00           0.00           0.00           0.00           0.00
Invesco V.I. Technology Fund................. SERIES I         0.00  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
IVY Funds VIP Energy(a)...................... COMMON SHARES    0.00           0.00           0.00           0.00           0.00
IVY Funds VIP High Income(d)................. COMMON SHARES    0.00           0.00             --             --             --
IVY Funds VIP Mid Cap Growth(a).............. COMMON SHARES    0.00           0.00           0.00           0.00           0.00
IVY Funds VIP Science and Technology(d)...... COMMON SHARES    0.00           0.00             --             --             --
IVY Funds VIP Small Cap Growth(a)............ COMMON SHARES    0.00           0.00           0.00           0.00           0.00
Janus Aspen Series Enterprise Portfolio...... INSTITUTIONAL
                                              SHARES           0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
Janus Aspen Series Forty Portfolio........... INSTITUTIONAL
                                              SHARES           0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
Janus Aspen Series Global Research Portfolio. INSTITUTIONAL
                                              SHARES           0.00  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75

                                    FSA-91

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                                       AT DECEMBER 31,
                                                         -----------------------------------------------------------
                                                                                       EXPENSE RATIO**
                                                                                      LOWEST TO HIGHEST
                                                         -----------------------------------------------------------
                                          SHARE CLASS+    2014      2013(M)          2012(M)           2011(M)
                                         --------------- -----  ---------------  ---------------  -----------------
Janus Aspen Series Overseas              INSTITUTIONAL
 Portfolio.............................. SHARES           0.00%            0.00%            0.00%              0.00%
Janus Aspen Series Perkins Mid Cap
 Value Portfolio........................ SERVICE SHARES   0.00             0.00             0.00               0.00
Lazard Retirement Emerging Markets
 Equity Portfolio(a).................... SERVICE SHARES   0.00             0.00             0.00               0.00
MFS(R) International Value Portfolio(a). SERVICE CLASS    0.00             0.00             0.00               0.00
MFS(R) Investors Growth Stock
 Series(a).............................. SERVICE CLASS    0.00             0.00             0.00               0.00
MFS(R) Investors Trust Series(a)........ SERVICE CLASS    0.00             0.00             0.00               0.00
MFS(R) Utilities Series................. INITIAL CLASS    0.00   0.00 to   0.35   0.00 to   0.35   0.00  to    0.35
Multimanager Aggressive Equity.......... CLASS B          0.00             0.00             0.00               0.00
Multimanager Core Bond.................. CLASS A          0.00             0.00             0.00               0.00
Multimanager Core Bond.................. CLASS B          0.00             0.00             0.00               0.00
Multimanager Mid Cap Growth............. CLASS B          0.00             0.00             0.00               0.00
Multimanager Mid Cap Value.............. CLASS B          0.00             0.00             0.00               0.00
Multimanager Technology................. CLASS B          0.00             0.00             0.00               0.00
PIMCO CommodityRealReturn(R)
 Strategy Portfolio(a).................. ADVISOR CLASS    0.00             0.00             0.00               0.00
PIMCO Real Return Portfolio(a).......... ADVISOR CLASS    0.00             0.00             0.00               0.00
PIMCO Total Return Portfolio(a)......... ADVISOR CLASS    0.00             0.00             0.00               0.00
T. Rowe Price Equity Income
 Portfolio - II(a)...................... CLASS II         0.00             0.00             0.00               0.00
Templeton Developing Markets VIP
 Fund(a)................................ CLASS 2          0.00             0.00             0.00               0.00
Templeton Global Bond VIP Fund(a)....... CLASS 2          0.00             0.00             0.00               0.00
Templeton Growth VIP Fund(a)............ CLASS 2          0.00             0.00             0.00               0.00
UIF Emerging Markets Debt Portfolio..... CLASS I          0.00             0.00             0.00               0.00
Van Eck VIP Emerging Markets Fund....... INITIAL CLASS    0.00             0.00             0.00               0.00
Van Eck VIP Global Hard Assets Fund..... CLASS S SHARES   0.00             0.00             0.00               0.00
Van Eck VIP Global Hard Assets Fund..... INITIAL CLASS    0.00             0.00             0.00               0.00
Van Eck VIP Unconstrained Emerging
 Markets Bond Fund...................... INITIAL CLASS    0.00             0.00             0.00               0.00

                                                                                       AT DECEMBER 31,
                                                         -----------------------------------------------------------
                                                                                       TOTAL RETURN***
                                                                                      LOWEST TO HIGHEST
                                                         -----------------------------------------------------------
                                         SHARE CLASS+     2014      2013(N)          2012(N)           2011(N)
                                         --------------- -----  ---------------  ---------------  -----------------
All Asset Aggressive-Alt 25(d).......... CLASS B          2.31%            7.05%              --%                --%
All Asset Growth-Alt 20................. CLASS B          2.37  13.26 to  14.11  11.16 to  12.04  (4.20) to   (3.49)
All Asset Moderate Growth-Alt 15(d)..... CLASS B          2.42             4.19               --                 --
American Century VP Mid Cap Value
 Fund(a)................................ CLASS II        16.24            29.89            16.24              (0.84)
American Funds Insurance Series(R)
 Global Small Capitalization
 Fund/sm/(d)............................ CLASS 4          1.88            10.13               --                 --
American Funds Insurance Series(R)
 New World Fund(R)(d)................... CLASS 4         (8.13)            5.36               --                 --
AXA 400 Managed Volatility(a)........... CLASS B          8.80            31.69            16.46              (8.22)
AXA 500 Managed Volatility(a)........... CLASS B         12.59            30.93            14.83              (3.75)
AXA 2000 Managed Volatility(a).......... CLASS B          4.06            37.39            15.44             (10.55)

                                         ----------------


                                         ----------------
                                             2010(M)
                                         ---------------
Janus Aspen Series Overseas
 Portfolio..............................            0.00%
Janus Aspen Series Perkins Mid Cap
 Value Portfolio........................            0.00
Lazard Retirement Emerging Markets
 Equity Portfolio(a)....................            0.00
MFS(R) International Value Portfolio(a).            0.00
MFS(R) Investors Growth Stock
 Series(a)..............................            0.00
MFS(R) Investors Trust Series(a)........            0.00
MFS(R) Utilities Series.................  0.00 to   0.35
Multimanager Aggressive Equity..........            0.00
Multimanager Core Bond..................            0.00
Multimanager Core Bond..................            0.00
Multimanager Mid Cap Growth.............            0.00
Multimanager Mid Cap Value..............            0.00
Multimanager Technology.................            0.00
PIMCO CommodityRealReturn(R)
 Strategy Portfolio(a)..................            0.00
PIMCO Real Return Portfolio(a)..........            0.00
PIMCO Total Return Portfolio(a).........            0.00
T. Rowe Price Equity Income
 Portfolio - II(a)......................            0.00
Templeton Developing Markets VIP
 Fund(a)................................            0.00
Templeton Global Bond VIP Fund(a).......            0.00
Templeton Growth VIP Fund(a)............            0.00
UIF Emerging Markets Debt Portfolio.....            0.00
Van Eck VIP Emerging Markets Fund.......            0.00
Van Eck VIP Global Hard Assets Fund.....            0.00
Van Eck VIP Global Hard Assets Fund.....            0.00
Van Eck VIP Unconstrained Emerging
 Markets Bond Fund......................            0.00


                                         ----------------


                                         ----------------
                                             2010(N)
                                         ---------------
All Asset Aggressive-Alt 25(d)..........              --%
All Asset Growth-Alt 20................. 14.09 to  15.00
All Asset Moderate Growth-Alt 15(d).....              --
American Century VP Mid Cap Value
 Fund(a)................................           18.21
American Funds Insurance Series(R)
 Global Small Capitalization
 Fund/sm/(d)............................              --
American Funds Insurance Series(R)
 New World Fund(R)(d)...................              --
AXA 400 Managed Volatility(a)...........           21.46
AXA 500 Managed Volatility(a)...........           17.17
AXA 2000 Managed Volatility(a)..........           22.34

                                    FSA-92

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                           AT DECEMBER 31,
                                              -------------------------------------------------------------------------
                                                                           TOTAL RETURN***
                                                                          LOWEST TO HIGHEST
                                              -------------------------------------------------------------------------
                                 SHARE CLASS+  2014      2013(N)          2012(N)            2011(N)            2010(N)
                                 ------------ -----  --------------   --------------   -----------------    --------------
AXA Aggressive Allocation....... CLASS A       4.70%           26.41%           14.16%              (7.30)%           13.36%
AXA Aggressive Allocation....... CLASS B       4.72  25.50 to  26.43  13.31 to  14.17   (8.15) to   (7.50)  12.14 to  13.08
AXA Balanced Strategy........... CLASS B       4.40            13.66             8.54               (2.39)            10.06
AXA Conservative Allocation..... CLASS A       2.60             4.33             4.62                2.18              7.51
AXA Conservative Allocation..... CLASS B       2.62   3.49 to   4.34   3.81 to   4.58    1.13  to    1.90    6.51 to   7.27
AXA Conservative Growth
 Strategy....................... CLASS B       3.82            10.51             7.20               (1.39)             9.15
AXA Conservative Strategy....... CLASS B       2.61             4.38             4.48                0.72              7.28
AXA Conservative-Plus
 Allocation..................... CLASS A       3.09            10.31             7.31               (0.48)             9.43
AXA Conservative-Plus
 Allocation..................... CLASS B       3.16   9.36     10.24   6.65 to   7.37   (1.49) to   (0.71)   8.28 to   9.07
AXA Global Equity Managed
 Volatility..................... CLASS B       1.68            20.36            16.99              (12.32)            11.46
AXA Growth Strategy............. CLASS B       5.62            20.20            11.21               (4.41)            11.68
AXA International Core Managed
 Volatility(e).................. CLASS B      (6.24)           17.52            16.31              (16.93)             9.22
AXA International Managed
 Volatility(a).................. CLASS B      (6.44)           21.11            16.59              (16.05)            21.27
AXA International Value Managed
 Volatility..................... CLASS A      (7.20)           19.30            17.53              (15.94)             6.31
AXA International Value Managed
 Volatility..................... CLASS B      (7.18)           19.33            17.47              (16.16)             6.07
AXA Large Cap Core Managed
 Volatility(h).................. CLASS B      11.62            31.56            14.99               (4.24)            14.18
AXA Large Cap Growth Managed
 Volatility(i).................. CLASS A      11.08            35.38            13.70               (7.12)               --
AXA Large Cap Growth Managed
 Volatility(i).................. CLASS B      11.09            35.39            13.74               (3.66)            14.45
AXA Large Cap Value Managed
 Volatility(f).................. CLASS A      12.25  32.00 to  32.44  15.47 to  15.84   (5.19) to   (4.77)  12.49 to  12.92
AXA Large Cap Value Managed
 Volatility(f).................. CLASS B      12.23            32.48            15.85               (5.07)            12.69
AXA Mid Cap Value Managed
 Volatility..................... CLASS A      10.89  32.56 to  33.07  18.20 to  18.62   (9.37) to   (9.11)  22.09 to  22.50
AXA Mid Cap Value Managed
 Volatility..................... CLASS B      10.87            33.07            18.63               (9.43)            22.46
AXA Moderate Allocation......... CLASS A       2.97            13.14             8.82               (2.18)            10.16
AXA Moderate Allocation......... CLASS B       3.03  12.29 to  13.12   7.96 to   8.80   (3.09) to   (2.40)   9.09 to   9.92
AXA Moderate Growth Strategy.... CLASS B       5.01            16.88             9.84               (3.33)            10.87
AXA Moderate-Plus Allocation.... CLASS A       3.78            19.78            11.53               (4.71)            11.81
AXA Moderate-Plus Allocation.... CLASS B       3.77  18.90 to  19.78  10.69 to  11.53   (5.64) to   (4.96)  10.68 to  11.55
AXA/Loomis Sayles Growth........ CLASS B       7.83  26.32 to  27.21  11.76 to  12.67    2.04  to    2.78    7.49 to   8.29
Charter/SM/ Multi - Sector Bond. CLASS B       2.38            (0.87)            5.32                5.08              6.63
Charter/SM/ Small Cap Growth.... CLASS B      (2.59) 46.67 to  47.69  10.60 to  11.41  (16.34) to  (15.71)  26.74 to  27.65
Charter/SM/ Small Cap Value..... CLASS B      (5.11)           42.72            16.77               (9.02)            24.50

                                    FSA-93

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                              AT DECEMBER 31,
                                                ---------------------------------------------------------------------------
                                                                              TOTAL RETURN***
                                                                             LOWEST TO HIGHEST
                                                ---------------------------------------------------------------------------
                                 SHARE CLASS+    2014      2013(N)           2012(N)            2011(N)            2010(N)
                                 -------------- -----  ---------------   ---------------   -----------------   ---------------
Dreyfus Stock Index Fund, Inc... INITIAL SHARES 13.43% 31.04  to  32.06% 14.83  to  15.75%   1.17  to    1.82% 13.94  to  14.86%
EQ/AllianceBernstein Small Cap
 Growth......................... CLASS A         3.61  37.67  to  38.12  15.19  to  15.62   (0.51) to   (0.40) 33.08  to  33.54
EQ/AllianceBernstein Small Cap
 Growth......................... CLASS B         3.57             38.17             15.59               (0.65)            33.24
EQ/BlackRock Basic Value
 Equity......................... CLASS B         9.70  37.21  to  37.73  13.23  to  13.63   (3.43) to   (3.10) 11.90  to  12.28
EQ/Boston Advisors Equity
 Income......................... CLASS A         8.66  30.94  to  31.76  17.10  to  17.75   (0.77) to   (0.18) 15.25  to  15.96
EQ/Boston Advisors Equity
 Income......................... CLASS B         8.67  30.79  to  31.75  16.85  to  17.73   (1.17) to   (0.39) 14.82  to  15.70
EQ/Calvert Socially Responsible. CLASS A        13.68  33.41  to  34.35  15.90  to  16.67   (0.26) to    0.49  11.87  to  12.78
EQ/Calvert Socially Responsible. CLASS B        13.61  33.83  to  34.34  16.29  to  16.73    0.00  to    0.28  12.06  to  12.53
EQ/Capital Guardian Research.... CLASS A        10.51  30.84  to  31.78  16.50  to  17.35    3.47  to    4.26  15.17  to  16.18
EQ/Capital Guardian Research.... CLASS B        10.51             31.77             17.41                4.00             15.80
EQ/Common Stock Index........... CLASS A        12.09             32.48             15.55                0.79             16.13
EQ/Common Stock Index........... CLASS B        12.05             32.47             15.59                0.54             15.86
EQ/Core Bond Index.............. CLASS A         2.39  (2.38) to  (1.57)  2.43  to   3.16    4.23  to    5.02   5.24  to   6.08
EQ/Core Bond Index.............. CLASS B         2.41             (1.59)             3.16                4.80              5.78
EQ/Equity 500 Index............. CLASS B        12.97             31.51             15.23                1.51             14.38
EQ/GAMCO Mergers and
 Acquisitions................... CLASS B         1.64             10.99              5.25                1.35              9.62
EQ/GAMCO Small Company
 Value.......................... CLASS B         3.06  38.08  to  39.12  16.97  to  17.85   (4.21) to   (3.50) 31.64  to  32.67
EQ/Global Bond PLUS............. CLASS B         0.89             (2.51)             3.72                4.40              6.31
EQ/Intermediate Government
 Bond........................... CLASS A         1.52  (2.35) to  (1.66)  0.21  to   1.01    4.78  to    5.55   3.70  to   4.44
EQ/Intermediate Government
 Bond........................... CLASS B         1.53             (1.64)             0.98                5.29              4.22
EQ/International Equity Index... CLASS A        (6.94)            21.53             16.24              (11.96)             5.40
EQ/International Equity Index... CLASS B        (6.90)            21.47             16.27              (12.20)             5.21
EQ/Invesco Comstock(g).......... CLASS B         8.92             35.04             18.42               (1.99)            15.22
EQ/JPMorgan Value
 Opportunities.................. CLASS A        14.38             35.87             16.01               (4.99)            12.60
EQ/JPMorgan Value
 Opportunities.................. CLASS B        14.38             35.78             16.05               (5.23)            12.32
EQ/Large Cap Growth Index....... CLASS B        12.24             32.49             14.73                2.35             15.96
EQ/Large Cap Value Index(c)..... CLASS B        12.63             31.58             16.59               (0.32)            14.62
EQ/MFS International Growth..... CLASS B        (5.01) 12.81  to  13.65  18.80  to  19.71  (11.39) to  (10.73) 14.11  to  14.96
EQ/Mid Cap Index................ CLASS B         8.99             32.58             17.08               (2.41)            25.75
EQ/Money Market................. CLASS A           --  (0.74) to   0.00  (0.73) to   0.00   (0.82) to    0.00  (0.63) to   0.09
EQ/Money Market................. CLASS B         0.01              0.00              0.00                0.00              0.01
EQ/Morgan Stanley Mid Cap
 Growth......................... CLASS A        (0.71) 38.06  to  38.53   8.33  to   8.75   (7.76) to   (7.47) 32.12  to  32.62
EQ/Morgan Stanley Mid Cap
 Growth......................... CLASS B        (0.71)            38.54              8.75               (7.70)            32.30
EQ/PIMCO Ultra Short Bond....... CLASS A        (0.14)             0.07              1.45                0.07              1.10
EQ/PIMCO Ultra Short Bond....... CLASS B        (0.09) (0.22) to   0.08   1.12  to   1.50   (0.52) to   (0.20)  0.45  to   0.84

                                    FSA-94

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                               AT DECEMBER 31,
                                                 ---------------------------------------------------------------------------
                                                                               TOTAL RETURN***
                                                                              LOWEST TO HIGHEST
                                                 ---------------------------------------------------------------------------
                                 SHARE CLASS+     2014        2013(N)           2012(N)           2011(N)            2010(N)
                                 --------------- ------  ---------------    --------------   -----------------   --------------
EQ/Quality Bond PLUS............ CLASS A           2.92%            (2.23)%            2.65%               1.39%            6.52%
EQ/Quality Bond PLUS............ CLASS B           2.90  (3.00) to  (2.28)   1.87 to   2.66    0.49  to    1.22   5.86 to   6.24
EQ/Small Company Index.......... CLASS A           4.83  37.00  to  37.40   15.14 to  15.56   (4.09) to   (3.74) 25.68 to  26.18
EQ/Small Company Index.......... CLASS B           4.85             37.46             15.54               (4.00)           25.82
EQ/T. Rowe Price Growth
 Stock.......................... CLASS B           8.68  36.87  to  37.88   18.07 to  18.97   (2.68) to   (1.95) 15.52 to  16.42
EQ/UBS Growth & Income.......... CLASS B          14.44  34.57  to  35.54   12.02 to  12.87   (3.59) to   (2.82) 12.20 to  13.06
EQ/Wells Fargo Omega
 Growth......................... CLASS B           3.80             39.08             20.43               (5.87)           17.29
Fidelity(R) VIP Asset Manager
 Portfolio...................... INITIAL CLASS     5.84             15.73             12.43               (2.56)           14.32
Fidelity(R) VIP Contrafund(R)
 Portfolio...................... INITIAL CLASS    11.94             31.29             16.36               (2.50)           17.20
Fidelity(R) VIP Contrafund(R)
 Portfolio...................... SERVICE CLASS 2  11.66             30.95             16.14               (2.78)           21.10
Fidelity(R) VIP Growth & Income
 Portfolio...................... INITIAL CLASS    10.49             33.58             18.54                1.61            14.87
Fidelity(R) VIP Growth & Income
 Portfolio...................... SERVICE CLASS 2  10.23             33.24             18.25                1.36            19.31
Fidelity(R) VIP Mid Cap
 Portfolio(a)................... SERVICE CLASS 2   6.03             35.87             14.56              (10.85)           25.39
Franklin Income VIP Fund........ CLASS 2           4.60  13.55  to  13.96   12.29 to  12.64    2.03  to    2.42  12.27 to  12.70
Franklin Mutual Shares VIP
 Fund(a)........................ CLASS 2           7.12             28.26             14.24               (1.04)           13.77
Franklin Rising Dividends VIP
 Fund........................... CLASS 2           8.72  29.23  to  29.69   11.59 to  11.96    5.62  to    6.00  17.17 to  20.27
Franklin Small Cap Value VIP
 Fund(a)........................ CLASS 2           0.57             36.24             18.39               (3.76)           23.02
Franklin Strategic Income VIP
 Fund(a)........................ CLASS 2           1.86              3.32             12.75                2.58             8.14
Goldman Sachs VIT Mid Cap
 Value Fund(a).................. SERVICE SHARES   13.29             32.55             18.19               (6.59)           23.60
Invesco V.I. Diversified
 Dividend Fund(b)............... SERIES I         12.85  30.46  to  31.09   18.34 to  18.59   (7.94) to    7.66               --
Invesco V.I. Global Core Equity
 Fund........................... SERIES I          0.73  22.11  to  22.47   13.34 to  13.80  (11.23) to  (10.90) 10.59 to  10.91
Invesco V.I. Global Health Care
 Fund........................... SERIES I         19.68  40.04  to  40.51   20.52 to  20.93    3.54  to    3.92   4.98 to   5.30
Invesco V.I. Global Real Estate
 Fund(a)........................ SERIES II        14.34              2.44             27.85               (6.72)           24.88
Invesco V.I. International
 Growth Fund(a)................. SERIES II         0.09             18.71             15.26               (6.99)           25.38
Invesco V.I. Mid Cap Core
 Equity Fund(a)................. SERIES II         4.17             28.46             10.62               (6.51)           16.04
Invesco V.I. Small Cap Equity
 Fund(a)........................ SERIES II         2.08             37.08             13.66               (0.99)           23.63
Invesco V.I. Technology Fund.... SERIES I         11.02  24.66  to  25.14   10.92 to  11.28   (5.39) to   (5.02) 20.85 to  21.30
IVY Funds VIP Energy(a)......... COMMON SHARES   (10.56)            27.76              1.38               (9.08)           38.18
IVY Funds VIP High
 Income(d)...................... COMMON SHARES     1.91              3.73                --                  --               --

                                    FSA-95

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2014

8. Financial Highlights (Continued)

                                                                          AT DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                                          TOTAL RETURN***
                                                                         LOWEST TO HIGHEST
                                            ---------------------------------------------------------------------------
                             SHARE CLASS+    2014       2013(N)           2012(N)            2011(N)            2010(N)
                             -------------- ------  ---------------   --------------   -----------------    --------------
IVY Funds VIP Mid Cap
 Growth(a).................. COMMON SHARES    7.86%            29.94%           13.56%              (0.56)%           29.49%
IVY Funds VIP Science and
 Technology(d).............. COMMON SHARES    2.91             31.10               --                  --                --
IVY Funds VIP Small Cap
 Growth(a).................. COMMON SHARES    1.59             43.36             5.16              (10.61)            27.53
Janus Aspen Series           INSTITUTIONAL
 Enterprise Portfolio....... SHARES          12.48  31.38 to   32.34  16.46 to  17.29   (2.18) to   (1.37)  24.91 to  25.94
Janus Aspen Series Forty     INSTITUTIONAL
 Portfolio.................. SHARES           8.76  30.28 to   31.16  23.23 to  24.14   (7.42) to   (6.65)   5.95 to   6.72
Janus Aspen Series Global    INSTITUTIONAL
 Research Portfolio......... SHARES           7.40  27.50 to   28.42  19.14 to  20.08  (14.33) to  (13.70)  14.94 to  15.73
Janus Aspen Series Overseas  INSTITUTIONAL
 Portfolio.................. SHARES         (11.88)            14.60            13.46              (32.18)            25.31
Janus Aspen Series Perkins
 Mid Cap Value Portfolio.... SERVICE SHARES   8.44             25.81            10.77               (2.99)            15.38
Lazard Retirement Emerging
 Markets Equity
 Portfolio(a)............... SERVICE SHARES  (4.63)            (1.24)           22.05              (18.04)            29.93
MFS(R) International Value
 Portfolio(a)............... SERVICE CLASS    1.13             27.63            15.93               (1.78)            21.60
MFS(R) Investors Growth
 Stock Series(a)............ SERVICE CLASS   11.11             30.05            16.69                0.37             17.98
MFS(R) Investors Trust
 Series(a).................. SERVICE CLASS   10.71             31.74            18.82               (2.41)            16.59
MFS(R) Utilities Series..... INITIAL CLASS   12.72  20.10 to   20.51  13.10 to  13.48    6.42  to    6.82   13.37 to  13.80
Multimanager Aggressive
 Equity..................... CLASS B         10.66             37.14            14.21               (6.28)            17.62
Multimanager Core Bond...... CLASS A          3.76             (2.42)            5.50                6.08              6.47
Multimanager Core Bond...... CLASS B          3.74             (2.35)            5.47                5.81              6.20
Multimanager Mid Cap
 Growth..................... CLASS B          4.86             40.17            15.45               (7.88)            26.88
Multimanager Mid Cap
 Value...................... CLASS B          5.34             35.59            14.82              (13.33)            24.91
Multimanager Technology..... CLASS B         13.55             35.59            13.43               (4.82)            17.70
PIMCO
 CommodityRealReturn(R)
 Strategy Portfolio(a)...... ADVISOR CLASS  (18.75)           (14.71)            5.12               (7.54)            35.41
PIMCO Real Return
 Portfolio(a)............... ADVISOR CLASS    2.99             (9.31)            8.65               11.57              3.84
PIMCO Total Return
 Portfolio(a)............... ADVISOR CLASS    4.18             (2.06)            9.49                3.51              3.97
T. Rowe Price Equity Income
 Portfolio-II (a)........... CLASS II         7.11             29.41            16.92               (1.01)            16.43
Templeton Developing
 Markets VIP Fund(a)........ CLASS 2         (8.39)            (0.92)           13.16              (15.85)            34.35
Templeton Global Bond VIP
 Fund(a).................... CLASS 2          1.83              1.63            15.06               (0.87)            11.61
Templeton Growth VIP
 Fund(a).................... CLASS 2         (2.82)            30.82            21.07               (6.97)            19.84

                                    FSA-96

MONY AMERICA
VARIABLE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2014

8. Financial Highlights (Concluded)

                                                                                        AT DECEMBER 31,
                                                                     ----------------------------------------------------
                                                                                        TOTAL RETURN***
                                                                                       LOWEST TO HIGHEST
                                                                     ----------------------------------------------------
                                                       SHARE CLASS+   2014     2013(N)        2012(N)         2011(N)
                                                      -------------- ------  ---------       ---------      ----------
UIF Emerging Markets Debt Portfolio.................. CLASS I          2.93%         (8.75)%         17.95%           7.02%
Van Eck VIP Emerging Markets Fund.................... INITIAL CLASS   (0.42)         12.05           29.76          (25.72)
Van Eck VIP Global Hard Assets Fund.................. CLASS S SHARES (19.34)         10.30            3.10          (16.69)
Van Eck VIP Global Hard Assets Fund.................. INITIAL CLASS  (19.10)         10.52            3.40          (16.45)
Van Eck VIP Unconstrained Emerging Markets Bond Fund. INITIAL CLASS    2.26          (9.26)           5.59            8.14





                                                       2010(N)
                                                      ---------
UIF Emerging Markets Debt Portfolio..................          9.77%
Van Eck VIP Emerging Markets Fund....................         26.83
Van Eck VIP Global Hard Assets Fund..................            --
Van Eck VIP Global Hard Assets Fund..................         29.24
Van Eck VIP Unconstrained Emerging Markets Bond Fund.          6.16

   ----------
  (a)Units were made available on May 24, 2010.
  (b)Units were made available on May 2, 2011.
  (c)Units were made available on May 23, 2011.
  (d)Units were made available on May 20, 2013.
  (e)AXA International Core Managed Volatility replaced Multimanager International Equity due to a fund merger on June 13, 2014.
  (f)AXA Large Cap Value Managed Volatility replaced Multimanager Large Cap Value due to a fund merger on June 13, 2014.
  (g)EQ/Invesco Comstock replaced EQ/Lord Abbett Large Cap Core due to a fund merger on June 13, 2014.
  (h)AXA Large Cap Core Managed Volatility replaced Multimanager Large Cap Core Equity due to a fund merger on June 20, 2014.
  (i)AXA Large Cap Growth Managed Volatility replaced EQ/Equity Growth PLUS due to a fund merger on June 20, 2014.
  (j)The information shown as of and for the year ended December 31, 2013 and earlier is for unit values lowest to highest of MLOA L prior to the transfer of Incentive LifeSM Legacy, and MONY Corporate Sponsored Variable Universal Life to MLOA K on January 1, 2014.
  (k)The information shown as of and for the year ended December 31, 2013 and earlier is for net assets of MLOA L prior to the transfer of Incentive LifeSM Legacy, and MONY Corporate Sponsored Variable Universal Life to MLOA K on January 1, 2014.
  (l)The information shown as of and for the year ended December 31, 2013 and earlier is for investment income ratio of MLOA L prior to the transfer of Incentive LifeSM Legacy, and MONY Corporate Sponsored Variable Universal Life to MLOA K on January 1, 2014.
  (m)The information shown as of and for the year ended December 31, 2013 and earlier is for expense ratio lowest to highest of MLOA L prior to the transfer of Incentive LifeSM Legacy, and MONY Corporate Sponsored Variable Universal Life to MLOA K on January 1, 2014.
  (n)The information shown as of and for the year ended December 31, 2013 and earlier is for total return lowest to highest of MLOA L prior to the transfer of Incentive LifeSM Legacy, and MONY Corporate Sponsored Variable Universal Life to MLOA K on January 1, 2014.
  * This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average daily net assets. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invest.
  ** This ratio represents the annual contract expenses consisting of mortality, expense risk, financial accounting and other expenses, for each period indicated. This ratio includes only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ***This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period.
  + Share class reflects the shares of the portfolio that the Variable Investment Options invest in.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2014 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-97

                             FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                    MONY LIFE INSURANCE COMPANY OF AMERICA

Report of Independent Registered Public Accounting Firm.................... F-1

Financial Statements:
  Balance Sheets, December 31, 2014 and December 31, 2013.................. F-2
  Statements of Earnings (Loss), Years Ended December 31, 2014, 2013 and
   2012.................................................................... F-3
  Statements of Comprehensive Income (Loss), Years Ended December 31,
   2014, 2013 and 2012..................................................... F-4
  Statements of Shareholder's Equity, Years Ended December 31, 2014, 2013
   and 2012................................................................ F-5
  Statements of Cash Flows, Years Ended December 31, 2014, 2013 and 2012... F-6
  Notes to Financial Statements............................................ F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of MONY Life Insurance Company of America:

In our opinion, the accompanying balance sheets and the related statements of earnings (loss), of comprehensive income (loss), of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2014 and December 31, 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 23, 2015

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                                BALANCE SHEETS
                          DECEMBER 31, 2014 AND 2013

                                                                2014     2013
                                                              -------- --------
                                                                (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities available for sale, at fair value......... $    878 $    713
  Mortgage loans on real estate..............................       --       28
  Policy loans...............................................      151      142
  Other invested assets......................................       90       84
                                                              -------- --------
   Total investments.........................................    1,119      967
Cash and cash equivalents....................................       47      139
Amounts due from reinsurers..................................    1,336    1,304
Deferred policy acquisition costs............................      292      218
Value of business acquired...................................        7       18
Deferred cost of reinsurance.................................       71       91
Other assets.................................................       18       22
Separate Accounts' assets....................................    1,810    1,839
                                                              -------- --------

TOTAL ASSETS................................................. $  4,700 $  4,598
                                                              ======== ========

LIABILITIES
Policyholders' account balances.............................. $  1,919 $  1,777
Future policy benefits and other policyholders liabilities...      389      323
Current and deferred income taxes............................       19       83
Other liabilities............................................       63       82
Separate Accounts' liabilities...............................    1,810    1,839
                                                              -------- --------
   Total liabilities.........................................    4,200    4,104
                                                              -------- --------

Commitments and contingent liabilities (Notes 2, 5, 7, 8, and 11)

SHAREHOLDER'S EQUITY
Common Stock, $1.00 par value; 5.0 million shares
  authorized, 2.5 million issued and outstanding.............        2        2
Capital in excess of par value...............................      317      315
Retained earnings............................................      164      169
Accumulated other comprehensive income (loss)................       17        8
                                                              -------- --------
   Total shareholder's equity................................      500      494
                                                              -------- --------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY................... $  4,700 $  4,598
                                                              ======== ========

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                         STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                        2014    2013    2012
                                                       ------  ------  ------
                                                            (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income.............................................. $   91  $  131  $  117
Premiums..............................................      1      25      32
Net investment income (loss):
  Investment income (loss) from derivatives...........     13       8      --
  Other investment income (loss)......................     37      84     110
                                                       ------  ------  ------
   Net investment income (loss).......................     50      92     110
Investment gains (losses), net:
  Total other-than-temporary impairment losses........    (10)     (6)     (7)
  Portion of loss recognized in other comprehensive
   income (loss)......................................     --      --      --
                                                       ------  ------  ------
   Net impairment losses recognized...................    (10)     (6)     (7)
  Other investment gains (losses), net................      4      74       2
                                                       ------  ------  ------
     Total investment gains (losses), net.............     (6)     68      (5)
                                                       ------  ------  ------
Equity in earnings (loss) of AllianceBernstein........      1       5       2
Other income (loss)...................................      8       5       5
Increase (decrease) in the fair value of the
  reinsurance contract asset..........................     --      (7)     (2)
                                                       ------  ------  ------
     Total revenues...................................    145     319     259
                                                       ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits...............................     31      78     103
Interest credited to policyholders' account balances..     39      65      61
Compensation and benefits.............................     29      32      25
Commissions...........................................     73      80      38
Amortization of deferred policy acquisition costs and
  value of business acquired..........................     14      21     (27)
Capitalization of deferred policy acquisition costs...    (78)    (81)    (31)
Amortization of deferred cost of reinsurance..........      8       4      --
Rent expense..........................................      2       2       2
Other operating costs and expenses....................     37      74      44
                                                       ------  ------  ------
     Total benefits and other deductions..............    155     275     215
                                                       ------  ------  ------
Earnings (loss), before income taxes..................    (10)     44      44
Income tax (expense) benefit..........................      5     (16)     (6)
                                                       ------  ------  ------

Net Earnings (Loss)................................... $   (5) $   28  $   38
                                                       ======  ======  ======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                             2014   2013  2012
                                                            -----  -----  -----
                                                               (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
  Net earnings (loss)...................................... $  (5) $  28  $  38
                                                            -----  -----  -----

   Other comprehensive income (loss), net of income
   taxes:
     Change in unrealized gains (losses), net of
       reclassification adjustment.........................     9    (74)    27
                                                            -----  -----  -----
       Total other comprehensive income (loss), net of
         income taxes......................................     9    (74)    27
                                                            -----  -----  -----

Comprehensive Income (Loss)................................ $   4  $ (46) $  65
                                                            =====  =====  =====

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                      STATEMENTS OF SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                          2014    2013    2012
                                                         ------  ------  ------
                                                             (IN MILLIONS)
SHAREHOLDER'S EQUITY
  Common stock, at par value, beginning and end of
   year................................................. $    2  $    2  $    2
                                                         ------  ------  ------

  Capital in excess of par value, beginning of year.....    315     516     515
  Return of capital.....................................     --    (200)     --
  Changes in capital in excess of par value.............      2      (1)      1
                                                         ------  ------  ------
  Capital in excess of par value, end of year...........    317     315     516
                                                         ------  ------  ------

  Retained earnings, beginning of year..................    169     141     103
  Net earnings (loss)...................................     (5)     28      38
                                                         ------  ------  ------
  Retained earnings, end of year........................    164     169     141
                                                         ------  ------  ------

  Accumulated other comprehensive income (loss),
   beginning of year....................................      8      82      55
  Other comprehensive income (loss).....................      9     (74)     27
                                                         ------  ------  ------
  Accumulated other comprehensive income (loss), end of
   year.................................................     17       8      82
                                                         ------  ------  ------

  TOTAL SHAREHOLDER'S EQUITY, END OF YEAR............... $  500  $  494  $  741
                                                         ======  ======  ======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                           STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

                                                         2014    2013    2012
                                                        ------  ------  ------
                                                             (IN MILLIONS)
Net earnings (loss).................................... $   (5) $   28  $   38
Adjustments to reconcile net earnings (loss) to net
  cash provided by (used in) operating activities:
  Interest credited to policyholders' account balances.     39      65      61
  Universal life and investment-type product policy
   fee income..........................................    (91)   (131)   (117)
  (Income) loss from derivative instruments............    (13)     (8)     --
  Change in accrued investment income..................     (1)      3       2
  Investment (gains) losses, net.......................      6     (68)      5
  Change in deferred policy acquisition costs and
   value of business acquired..........................    (64)    (60)    (58)
  Change in the fair value of the reinsurance
   contract asset......................................     --       7       2
  Change in future policy benefits.....................     26     (18)     (5)
  Change in other policyholders liabilities............      2      (2)      5
  Change in current and deferred income taxes..........    (67)    (20)     (1)
  Provision for depreciation and amortization..........      3       7       5
  Equity in earnings and dividends from
   AllianceBernstein...................................      4      (1)      1
  Amortization of deferred reinsurance costs...........      8       4      --
  Cash transferred as result of reinsurance agreement
   with Protective Life................................     --     (74)     --
  Other, net...........................................    (24)     41      13
                                                        ------  ------  ------

Net cash provided by (used in) operating activities....   (177)   (227)    (49)
                                                        ------  ------  ------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
   mortgage loans......................................    159     290     139
  Sales of investments.................................     38     111      60
  Purchases of investments.............................   (314)   (251)   (134)
  Cash settlement related to derivative instruments....      1      (4)     --
  Other, net...........................................    (46)     19      (8)
                                                        ------  ------  ------

Net cash provided by (used in) investing activities....   (162)    165      57
                                                        ------  ------  ------

Cash flows from financing activities:
  Policyholders' account balances:
   Deposits............................................    281     279     148
   Withdrawals and transfers to Separate Accounts......    (41)    (41)    (66)
  Change in collateralized pledged liabilities.........      7      12      --
  Return of capital....................................     --    (200)     --
                                                        ------  ------  ------

Net cash provided by (used in) financing activities....    247      50      82
                                                        ------  ------  ------

Change in cash and cash equivalents....................    (92)    (12)     90
Cash and cash equivalents, beginning of year...........    139     151      61
                                                        ------  ------  ------

Cash and Cash Equivalents, End of Year................. $   47  $  139  $  151
                                                        ======  ======  ======

Schedule of non-cash financing activities:
  Shared-based Programs................................ $    2  $   --  $    1
                                                        ======  ======  ======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

1) ORGANIZATION

   MONY Life Insurance Company of America ("MLOA") is an Arizona stock life insurance company. MLOA's primary business is providing life insurance products to both individuals and businesses. Effective October 1, 2013, MLOA is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   On October 1, 2013, AXA Financial and AEFS completed the sale of the stock of MONY Life Insurance Company ("MONY Life") and the reinsurance of an in-force book of life insurance and annuity policies written primarily prior to 2004 by MLOA to Protective Life Insurance Company ("Protective Life"). Prior to the close, MONY Life's subsidiaries, including MLOA, were distributed to AEFS. MLOA transferred and ceded assets to Protective Life equal to $1,308 million, net of ceding commission of $370 million for consideration of the transfer of liabilities amounting to $1,374 million in connection with the reinsurance agreement. As a result of the reinsurance agreement MLOA recorded a deferred cost of reinsurance asset amounting to $95 million which is amortized over the life of the underlying reinsured policies. Refer to the table below for a detailed description of assets and liabilities transferred, ceded and written off as a result of the reinsurance agreement with Protective Life on October 1, 2013. In 2014, MLOA recorded an out of period adjustment which reduced the deferred cost of reinsurance asset by $12 million. For additional information on this adjustment, see Note 2. Amortization of the deferred cost of reinsurance asset in 2014 and 2013 was $8 million and $4 million, respectively.

                  Calculation of deferred cost of reinsurance
                                October 1, 2013
                                 (In Millions)

TRANSFERRED OR CEDED ASSETS (NET OF CEDING COMMISSION):
  Fixed Maturities................................................... $  1,102
  Cash...............................................................       74
  Policy loans.......................................................      132
                                                                      --------
   TOTAL ASSETS TRANSFERRED OR CEDED (NET OF CEDING COMMISSION)...... $  1,308
                                                                      --------
TRANSFERRED LIABILITIES:
  Future policyholder benefits and other policyholders liabilities... $  1,334
  Amounts due to reinsurer...........................................       40
                                                                      --------
   TOTAL LIABILITIES TRANSFERRED..................................... $  1,374
                                                                      --------

ACCELERATED AMORTIZATION OF ASSETS AND LIABILITIES AS PART OF THE
REINSURANCE
  Value of business acquired......................................... $    117
  Deferred policy acquisition costs..................................       71
  Initial Fee Liability..............................................      (27)
                                                                      --------
   NET ACCELERATED AMORTIZATION OF ASSETS AND LIABILITIES............ $    161
                                                                      --------

DEFERRED COST OF REINSURANCE......................................... $     95
                                                                      ========

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

   The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the financial position of MLOA and its results of operations and cash flows for the periods presented.

   The years "2014", "2013" and "2012" refer to the years ended December 31, 2014, 2013 and 2012, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In July 2013, the FASB issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. This guidance was effective for interim and annual periods beginning after December 15, 2013. Implementation of this guidance did not have a material impact on MLOA's financial statements.

   In February 2013, the Financial Accounting Standards Board ("FASB") issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) ("AOCI"). The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance was effective for interim and annual periods beginning after December 31, 2012. Implementation of this guidance did not have a material impact on MLOA's financial statements. These new disclosures have been included in the Notes to MLOA's financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to limited partnerships and similar entities, and ends the deferral granted to investment companies for applying the VIE guidance. The new standard is effective for annual periods, beginning after December 15, 2015, but may be early-adopted in any interim period. Management currently is evaluating the impacts this guidance may have on the MLOA's financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance is effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Management does not expect implementation of this guidance will have a material impact on MLOA's financial statements.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   MLOA determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Equity securities, which include common stock and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in Other invested assets with changes in fair value reported in OCI.

   Units in AllianceBernstein L.P. ("AllianceBernstein"), a subsidiary of AXA Financial, are carried on the equity method and reported in Other invested assets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities and mortgage-backed securities, are reported in the financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by MLOA include equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models. Freestanding derivative contracts are reported in the balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." MLOA nets the fair value of all derivative financial instruments with counterparties for which a standardized "ISDA Master Agreement" and related Credit Support Annex ("CSA") have been executed. MLOA uses derivatives to manage asset/liability risk but has not designated those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of MLOA freestanding derivative positions, including net receipts and payments, are included in "Investment income (loss) from derivative instruments" without considering changes in the fair value of the economically associated assets or liabilities.

   MLOA is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, MLOA assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on MLOA's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2014 and 2013, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $0 million and $6 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by MLOA are accounted for as a separate component of AOCI, net of related deferred income taxes and amounts attributable to DAC and value of business acquired ("VOBA") related to variable life and investment-type products.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   MLOA defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, MLOA often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, MLOA either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ widely accepted internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   Recognition of Insurance Income and Related Expenses

   Deposits related to variable life and investment-type contracts are reported as increase to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   DAC and VOBA

   DAC. Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   VOBA. VOBA, which arose from MLOA's 2004 acquisition by AXA Financial, was established in accordance with purchase accounting guidance for business combinations. VOBA is the actuarially determined present value of estimated future gross profits from insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (up to 50 years from the date of issue) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

   AMORTIZATION POLICY. For universal life ("UL") and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC and VOBA are amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in shareholders' equity as of the balance sheet date.

   A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC and VOBA amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2014, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance was 9.0% (7.00% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (13.00% net of product weighted average Separate Account fees) and 0.0% (-2.00% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. At December 31, 2014, current projections of future average gross market returns assume a 0.0% annualized return for the next eight quarters, which is the minimum limitation, grading to a reversion to the mean of 9.0% in ten quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment-type products relate to contract persistency and General Account investment spread.

   Deferred Cost of or Gain on Reinsurance

   The cost of or gain on reinsurance at the inception of a coinsurance treaty, defined as the difference between the initial coinsurance premium paid and the amount of the net liabilities relating to the underlying reinsured policies in accordance with the reinsurance agreement, net of the ceded commission received is deferred and amortized over the lives of the underlying policies.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   MLOA had issued certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. MLOA also had issued certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that actual experience will be consistent with management's estimates. MLOA's variable annuity contracts with GMDB and GMIB features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five-year or an annual reset.

   In connection with the reinsurance agreement with Protective Life, MLOA has reinsured 100% of the risk associated with variable annuity products with GMDB and GMIB features.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances were calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Separate Accounts

   Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of two Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of earnings (loss). For 2014, 2013 and 2012, investment results of such Separate Accounts were gains (losses) of $24 million, $256 million and $196 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   MLOA reports the General Account's interests in Separate Accounts as other invested assets in the balance sheets.

   Other Accounting Policies

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including MLOA, file a consolidated Federal income tax return. MLOA provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, MLOA determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   Out of Period Adjustments

   In 2014, MLOA recorded an out-of-period adjustment in its financial statements related to an overstatement of shadow VOBA in shareholder's equity, which subsequently resulted in an overstatement of the deferred cost of reinsurance asset. In addition in 2014, MLOA recorded an out-of- period adjustment related to the application of the equity method of accounting for its investment in AllianceBernstein. The impact of these out-of-period adjustments resulted in a $2 million decrease in Net earnings ($3 million before taxes) and an $8 million decrease to other comprehensive income in 2014. In 2013, MLOA recorded an out-of-period adjustment in its financial statements related to an understatement of the current and deferred tax liability. The net impact of this out-of-period adjustment increased Current and deferred income taxes and Income tax expense by $2 million in 2013. Management has evaluated the impact of all out of period corrections both individually and in the aggregate and concluded they are not material to any previously reported annual financial statements.

3) INVESTMENTS

   FIXED MATURITIES AND EQUITY SECURITIES

   The following table provides information relating to fixed maturities classified as AFS; no equity securities were classified as AFS.

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                   GROSS      GROSS
                       AMORTIZED UNREALIZED UNREALIZED               OTTI
                         COST      GAINS      LOSSES   FAIR VALUE IN AOCI/(1)/
                       --------- ---------- ---------- ---------- -----------
                                           (IN MILLIONS)
DECEMBER 31, 2014:
------------------
Fixed Maturity
  Securities:
  Corporate........... $     765   $     38   $      2  $     801    $     --
  U.S. Treasury,
   government and
   agency.............        27         --         --         27          --
  States and
   political
   subdivisions.......         6         --         --          6          --
  Commercial
   mortgage-backed....        34          3         11         26           1
  Redeemable
   preferred stock....        18         --         --         18          --
                       ---------   --------   --------  ---------    --------

Total at December 31,
  2014................ $     850   $     41   $     13  $     878    $      1
                       =========   ========   ========  =========    ========

December 31, 2013:
------------------
Fixed Maturity
  Securities:
  Corporate........... $     608   $     33   $      8  $     633    $     --
  U.S. Treasury,
   government and
   agency.............        34         --         --         34          --
  States and
   political
   subdivisions.......         6         --         --          6          --
  Commercial
   mortgage-backed....        46          1         23         24           1
  Redeemable
   preferred stock....        18         --          2         16          --
                       ---------   --------   --------  ---------    --------

Total at December 31,
  2013................ $     712   $     34   $     33  $     713    $      1
                       =========   ========   ========  =========    ========

  /(1)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2014 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                 AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2014

                                                           AMORTIZED
                                                             COST    FAIR VALUE
                                                           --------- ----------
                                                              (IN MILLIONS)
Due in one year or less................................... $      39 $       40
Due in years two through five.............................       167        179
Due in years six through ten..............................       560        582
Due after ten years.......................................        32         33
                                                           --------- ----------
   Subtotal...............................................       798        834
Commercial mortgage-backed securities.....................        34         26
                                                           --------- ----------
Total..................................................... $     832 $      860
                                                           ========= ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2014, 2013 and 2012:

                                                          DECEMBER 31,
                                                  ----------------------------
                                                    2014      2013      2012
                                                  --------  --------  --------
                                                          (IN MILLIONS)
Proceeds from sales/(1)/......................... $     39  $  1,200  $     13
                                                  ========  ========  ========
Gross gains on sales/(2)/........................ $      1  $     84  $      2
                                                  ========  ========  ========
Gross losses on sales/(3)/....................... $      1  $      9  $      1
                                                  ========  ========  ========
Total OTTI....................................... $    (10) $     (6) $     (7)
Non-credit losses recognized in OCI..............       --        --        --
                                                  --------  --------  --------
Credit losses recognized in earnings (loss)...... $    (10) $     (6) $     (7)
                                                  ========  ========  ========

  /(1)/2013 amount includes $1,090 million of transfer of assets to Protective
       Life.
  /(2)/2013 amount includes $81 million of gross gains from assets transferred to Protective Life.
  /(3)/2013 amount includes $6 million of gross losses from assets transferred to Protective Life.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by MLOA at the dates indicated and the corresponding changes in such amounts.

             FIXED MATURITY SECURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                 2014    2013
                                                                ------  ------
                                                                 (IN MILLIONS)
Balances at January 1,......................................... $  (60) $  (72)
Previously recognized impairments on securities that matured,
  paid, prepaid or sold........................................     19      18
Recognized impairments on securities impaired to fair value
  this period/(1)/.............................................     --      --
Impairments recognized this period on securities not
  previously impaired..........................................     (9)     (6)
Additional impairments this period on securities previously
  impaired.....................................................     (1)     --
Increases due to passage of time on previously recorded credit
  losses.......................................................     --      --
Accretion of previously recognized impairments due to
  increases in expected cash flows.............................     --      --
                                                                ------  ------
Balances at December 31,....................................... $  (51) $  (60)
                                                                ======  ======

  /(1)/Represents circumstances where MLOA determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                 DECEMBER 31,
                                                                -------------
                                                                 2014    2013
                                                                ------  -----
                                                                (IN MILLIONS)
AFS Securities:
  Fixed maturity securities:
   With OTTI loss.............................................. $   (1) $  (4)
   All other...................................................     29      5
                                                                ------  -----
Net Unrealized (Gains) Losses.................................. $   28  $   1
                                                                ======  =====

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

  NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITY SECURITIES WITH OTTI LOSSES

                                                                                               AOCI GAIN
                                                                                                 (LOSS)
                                              NET UNREALIZED                    DEFERRED       RELATED TO
                                                  GAINS                          INCOME      NET UNREALIZED
                                               (LOSSES) ON                      TAX ASSET      INVESTMENT
                                               INVESTMENTS     DAC AND VOBA    (LIABILITY)   GAINS (LOSSES)
                                              --------------  --------------  -------------  --------------
                                                                      (IN MILLIONS)
BALANCE, JANUARY 1, 2014..................... $           (4) $           (1) $           2  $           (3)
Net investment gains (losses) arising during
  the period.................................             --              --             --              --
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........              3              --             --               3
   Excluded from Net earnings (loss)/(1)/....             --              --             --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC and VOBA..............................             --               1             --               1
   Deferred income taxes.....................             --              --             (2)             (2)
                                              --------------  --------------  -------------  --------------
BALANCE, DECEMBER 31, 2014................... $           (1) $           --  $          --  $           (1)
                                              ==============  ==============  =============  ==============

BALANCE, JANUARY 1, 2013..................... $            2  $           (1) $          --  $            1
Net investment gains (losses) arising during
  the period.................................             (5)             --             --              (5)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             (1)             --             --              (1)
   Excluded from Net earnings (loss)/(1)/....             --              --             --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC and VOBA..............................             --              --             --              --
   Deferred income taxes.....................             --              --              2               2
                                              --------------  --------------  -------------  --------------
BALANCE, DECEMBER 31, 2013................... $           (4) $           (1) $           2  $           (3)
                                              ==============  ==============  =============  ==============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                              AOCI GAIN
                                                                                                (LOSS)
                                              NET UNREALIZED                   DEFERRED       RELATED TO
                                                  GAINS                         INCOME      NET UNREALIZED
                                               (LOSSES) ON                     TAX ASSET      INVESTMENT
                                               INVESTMENTS     DAC AND VOBA   (LIABILITY)   GAINS (LOSSES)
                                              --------------  -------------  -------------  --------------
                                                                      (IN MILLIONS)
BALANCE, JANUARY 1, 2014..................... $            5  $          12  $          (6) $           11
Net investment gains (losses) arising during
  the period.................................             17             --             --              17
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........              7             --             --               7
   Excluded from Net earnings (loss)/(1)/....             --             --             --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC and VOBA..............................             --            (14)            --             (14)
   Deferred income taxes.....................             --             --             (3)             (3)
                                              --------------  -------------  -------------  --------------
BALANCE, DECEMBER 31, 2014................... $           29  $          (2) $          (9) $           18
                                              ==============  =============  =============  ==============

BALANCE, JANUARY 1, 2013..................... $          156  $         (31) $         (44) $           81
Net investment gains (losses) arising during
  the period.................................            (84)            --             --             (84)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            (67)            --             --             (67)
Impact of net unrealized investment gains
  (losses) on:
   DAC and VOBA..............................             --             43             --              43
   Deferred income taxes.....................             --             --             38              38
                                              --------------  -------------  -------------  --------------
BALANCE, DECEMBER 31, 2013................... $            5  $          12  $          (6) $           11
                                              ==============  =============  =============  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 70 issues at December 31, 2014 and the 143 issues at December 31, 2013 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ---------------------  ---------------------  ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                              ---------- ----------  ---------- ----------  ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2014
-----------------
Fixed Maturity Securities:
  Corporate.................................. $       41 $       (1) $       38 $       (1) $       79 $       (2)
  U.S. Treasury, government and agency.......         16         --          --         --          16         --
  States and political subdivisions..........          1         --          --         --           1         --
  Commercial mortgage-backed.................          1         --          20        (11)         21        (11)
  Redeemable preferred stock.................          5         --           4         --           9         --
                                              ---------- ----------  ---------- ----------  ---------- ----------

Total........................................ $       64 $       (1) $       62 $      (12) $      126 $      (13)
                                              ========== ==========  ========== ==========  ========== ==========
December 31, 2013
-----------------
Fixed Maturity Securities:
  Corporate.................................. $      109 $       (6) $       38 $       (2) $      147 $       (8)
  U.S. Treasury, government and agency.......         21         --          --         --          21         --
  States and political subdivisions..........          1         --          --         --           1         --
  Commercial mortgage-backed.................         13        (13)          8        (10)         21        (23)
  Redeemable preferred stock.................          8         (2)         --         --           8         (2)
                                              ---------- ----------  ---------- ----------  ---------- ----------

Total........................................ $      152 $      (21) $       46 $      (12) $      198 $      (33)
                                              ========== ==========  ========== ==========  ========== ==========

   MLOA's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the shareholder's equity of MLOA, other than securities of the U.S. government, U.S. government agencies and certain securities guaranteed by the U.S. government. MLOA maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 1.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2014 and 2013 were $15 million and $27 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2014 and 2013, respectively, approximately $48 million and $60 million, or 5.6% and 8.4%, of the $850 million and $712 million aggregate amortized cost of fixed maturities held by MLOA were considered to be other than investment grade. These securities had net unrealized losses of $8 million and $22 million at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, respectively, the $12 million and $12 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities. In accordance with the policy described in Note 2, MLOA concluded that an adjustment to earnings for OTTI for these securities was not warranted at either December 31, 2014 or 2013. At December 31, 2014, MLOA did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   At December 31, 2014, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $2 million.

   MORTGAGE LOANS

   During 2014 all of MLOA's mortgage loans matured or prepaid and there were no outstanding balances at December 31, 2014.

   Valuation Allowances for Mortgage Loans:

   Allowances for credit losses for mortgage loans in 2014, 2013 and 2012 are as follows:

                                                      COMMERCIAL MORTGAGE LOANS
                                                      -------------------------
                                                       2014     2013     2012
                                                      ------   ------   ------
                                                          (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,........................ $    3   $    4   $    3
   Charge-offs.......................................     (3)      --       --
   Recoveries........................................     --       (1)      --
   Provision.........................................     --       --        1
                                                       ------   ------   ------
Ending Balance, December 31,......................... $   --   $    3   $    4
                                                       ======   ======   ======

Ending Balance, December 31,:
   Individually Evaluated for Impairment............. $   --   $    3   $    4
                                                       ======   ======   ======

   There were no allowances for credit losses for agricultural mortgage loans in 2014, 2013 and 2012.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the loan-to-value and debt service coverage ratio for commercial mortgage loans at December 31, 2013.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2013

                                    Debt Service Coverage Ratio
                   -------------------------------------------------------------
                                                                                  Total
                    Greater   1.8x to   1.5x to    1.2x to    1.0x to    Less    Mortgage
Loan-to-Value      than 2.0x   2.0x      1.8x       1.5x       1.2x    than 1.0x  Loans
Ratio:/(2)/        --------- --------- --------- ----------- --------- --------- ---------
                                                (In Millions)
Commercial
Mortgage
Loans/(1)/
  0% - 50%........ $      -- $      -- $      16 $        -- $      -- $      -- $      16
  50% - 70%.......        --        --        --           6        --        --         6
  70% - 90%.......        --        --        --          --        --        --        --
  90% plus........         9        --        --          --        --        --         9
                   --------- --------- --------- ----------- --------- --------- ---------

Total Commercial
  Mortgage Loans.. $       9 $      -- $      16 $         6 $      -- $      -- $      31
                   ========= ========= ========= =========== ========= ========= =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2013.

              AGE ANALYSIS OF PAST DUE COMMERCIAL MORTGAGE LOANS

                                                                                                             RECORDED
                                                                                                            INVESTMENT
                                                                                             TOTAL    (GREATER THAN) 90 DAYS
                                              30-59 60-89      90 DAYS                     FINANCING           AND
                                              DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT RECEIVABLES        ACCRUING
                                              ----- ----- ----------------- ----- ------- ----------- ----------------------
                                                                              (IN MILLIONS)

December 31, 2013
-----------------
Total Commercial Mortgage Loans.............. $  -- $  --  $             -- $  --   $  31       $  31             $       --
                                              ===== =====  ================ =====   =====       =====             ==========

   The following table provides information relating to impaired mortgage loans at December 31, 2013.

                     COMMERCIAL MORTGAGE LOANS -- IMPAIRED

                                                          UNPAID                  AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL   RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE   ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- --------- ----------  --------------  ----------
                                                                    (IN MILLIONS)

December 31, 2013
-----------------

  With no related allowance recorded.........  $      --   $    -- $       --      $       --  $       --
  With related allowance recorded............  $       9   $     9 $       (3)     $       10  $       --

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY INVESTMENTS

   MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2014 and 2013 were $0 million and $1 million, respectively.

   The following table presents MLOA's investment in 2.6 million units in AllianceBernstein, an affiliate, which is included in Other invested assets:

                                                                   2014   2013
                                                                  -----  -----
                                                                  (IN MILLIONS)

Balance at January 1,............................................ $  70  $  69
Equity in net earnings (loss)....................................     1      5
Dividends received...............................................    (5)    (4)
Other............................................................    (3)    --
                                                                  -----  -----
Balance at December 31,.......................................... $  63  $  70
                                                                  =====  =====

   The tables below detail the condensed balance sheets and statements of earnings (loss) of AllianceBernstein and MLOA's equity investment and equity in earnings (loss) of AllianceBernstein.

                                                           DECEMBER 31,
                                                           -------------
                                                            2014   2013
                                                           ------ ------
                                                           (IN MILLIONS)
BALANCE SHEETS:
Total Assets.............................................. $7,378 $7,386
                                                           ====== ======
Total Liabilities.........................................  3,246  3,316
Redeemable non-controlling interest.......................     17     --
Total Partners' Capital...................................  4,116  4,070
                                                           ------ ------
  Total Liabilities and Partners' Capital................. $7,379 $7,386
                                                           ====== ======
MLOA's Equity investment in AllianceBernstein............. $   63 $   70
                                                           ====== ======

                                                            2014   2013   2012
                                                           ------ ------ ------
                                                              (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS):
Total revenues............................................ $3,005 $2,915 $2,737
                                                           ------ ------ ------
Total Expenses............................................  2,397  2,351  2,534
                                                           ------ ------ ------
  Net Earnings (Loss)..................................... $  570 $  518 $  189
                                                           ====== ====== ======
MLOA's Equity in earnings (loss) of AllianceBernstein..... $    1 $    5 $    2
                                                           ====== ====== ======

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   MLOA hedges crediting rates in the Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which MLOA will absorb up to a certain percentage the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, MLOA enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price subject to caps and buffers.

   The tables below present quantitative disclosures about MLOA's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY

                                                               FAIR VALUE
                                                         -----------------------
                                                                                 GAINS (LOSSES)
                                               NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                                AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                              ---------- ----------- ----------- ---------------
                                                                 (IN MILLIONS)
AT OR FOR THE YEAR ENDED DECEMBER 31, 2014:
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Options.................................... $      307   $      32  $        6   $          13
                                                                                   -------------
   NET INVESTMENT INCOME (LOSS)..............                                                 13
                                                                                   -------------

EMBEDDED DERIVATIVES:
  MSO and IUL indexed features/(3)/..........         --          --          26             (13)
                                              ----------   ---------  ----------   -------------

Balances, December 31, 2014.................. $      307   $      32  $       32   $          --
                                              ==========   =========  ==========   =============

At or For the Year Ended December 31, 2013:
Freestanding derivatives:
Equity contracts:/(1)/
  Options.................................... $      158   $      20  $        6   $           8
                                              ----------   ---------  ----------   -------------
   Net investment income (loss)..............                                                  8
                                                                                   -------------

Embedded derivatives:
  GMIB reinsurance contracts/(2)/............         --          --          --              (7)
  MSO and IUL indexed features/(3)/..........         --          --          14              (8)
                                              ----------   ---------  ----------   -------------
Balances, December 31, 2013.................. $      158   $      20  $       20   $          (7)
                                              ==========   =========  ==========   =============

  /(1)/Reported in Other invested assets in MLOA's balance sheets. /(2)/Reported in Other assets in MLOA's balance sheets.
  /(3)/MSO and IUL are reported in Future policyholders' benefits and other policyholders' liabilities in the balance sheets.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to MLOA if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates MLOA would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions MLOA generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." MLOA further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which MLOA conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, MLOA will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. MLOA generally has executed a Credit Support Annex ("CSA") under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of MLOA's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. MLOA nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2014 and 2013, respectively, MLOA held $26 million and $12 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2014 and 2013 was not material.

   The following table presents information about MLOA's offsetting of financial assets and liabilities and derivative instruments at December 31, 2014.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2014

                                                    GROSS
                                      GROSS        AMOUNTS       NET AMOUNTS
                                     AMOUNTS    OFFSET IN THE  PRESENTED IN THE
                                    RECOGNIZED  BALANCE SHEETS  BALANCE SHEETS
                                   ------------ -------------- ----------------
                                                  (IN MILLIONS)
ASSETS
DESCRIPTION
Derivatives:
Equity contracts.................. $         32   $          6     $         26
                                   ------------   ------------     ------------
  Total Derivatives, subject to
   an ISDA Master Agreement/(1)/..           32              6               26
Other financial instruments.......           64             --               64
                                   ------------   ------------     ------------
  Other invested assets........... $         96   $          6     $         90
                                   ============   ============     ============

LIABILITIES
DESCRIPTION
Derivatives:
Equity contracts.................. $          6   $          6     $         --
                                   ------------   ------------     ------------
  Total Derivatives, subject to
   an ISDA Master Agreement/(1)/..            6              6               --
Other financial liabilities.......           63             --               63
                                   ------------   ------------     ------------
  Other liabilities............... $         69   $          6     $         63
                                   ============   ============     ============

  /(1)/There were no derivatives not subject to ISDA Master Agreements at December 31, 2014.

   The following table presents information about MLOA's gross collateral amounts that are not offset in the balance sheets at December 31, 2014.

           GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE BALANCE SHEETS
                             AT DECEMBER 31, 2014

                                            COLLATERAL (RECEIVED)/HELD
                             NET AMOUNTS    ------------------------
                           PRESENTED IN THE  FINANCIAL                   NET
                            BALANCE SHEETS  INSTRUMENTS       CASH     AMOUNTS
                           ---------------- -----------    ---------   --------
                                             (IN MILLIONS)
ASSETS
Counterparty A............   $            5  $       --    $      (5)  $     --
Counterparty F............                1          --           (1)        --
Counterparty G............                3          --           (3)        --
Counterparty H............                6          (6)          --         --
Counterparty K............                6          --           (6)        --
Counterparty L............                4          --           (4)        --
Counterparty T............                1          --           (1)        --
                             --------------  ----------     ---------  --------
  Total Derivatives.......   $           26  $       (6)   $     (20)  $     --
Other financial assets....               64          --           --         64
                             --------------  ----------     ---------  --------
OTHER INVESTED ASSETS.....   $           90  $       (6)   $     (20)  $     64
                             ==============  ==========     =========  ========

   The following table presents information about MLOA's offsetting of financial assets and liabilities and derivative instruments at 2013.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2013

                                                    Gross
                                      Gross        Amounts       Net Amounts
                                     Amounts    Offset in the  Presented in the
                                    Recognized  Balance Sheets  Balance Sheets
                                   ------------ -------------- ----------------
                                                  (In Millions)
ASSETS
Description
Derivatives:
Equity contracts.................. $         20   $          6     $         14
                                   ------------   ------------     ------------
Total Derivatives, subject to an
  ISDA Master Agreement/(1)/......           20              6               14
Other financial instruments.......           70             --               70
                                   ------------   ------------     ------------
  Other invested assets........... $         90   $          6     $         84
                                   ============   ============     ============

LIABILITIES
Description
Derivatives:
Equity contracts.................. $          6   $          6     $         --
                                   ------------   ------------     ------------
Total Derivatives, subject to an
  ISDA Master Agreement/(1)/......            6              6               --
Other financial liabilities.......           83             --               83
                                   ------------   ------------     ------------
  Other liabilities............... $         89   $          6     $         83
                                   ============   ============     ============

  /(1)/There were no derivatives not subject to ISDA Master Agreements at December 31, 2013.

   The following table presents information about MLOA's gross collateral amounts that are not offset in the balance sheets at December 31, 2013.

           Gross Collateral Amounts Not Offset in the Balance Sheets
                             At December 31, 2013

                                          Collateral (Received)/Held
                           Net Amounts    ------------------------
                         Presented in the  Financial                     Net
                          Balance Sheets  Instruments      Cash        Amounts
                         ---------------- -----------  ------------  -----------
                                             (In Millions)
ASSETS
Counterparty A..........    $           6 $        --  $         (6) $        --
Counterparty H..........                1          --            --            1
Counterparty K..........                2          --            (2)          --
Counterparty L..........                4          --            (4)          --
                            ------------- -----------  ------------  -----------
  Total Derivatives.....    $          13 $        --  $        (12) $         1
Other financial assets..               71          --            --           71
                            ------------- -----------  ------------  -----------
  Other invested assets.    $          84 $        --  $        (12) $        72
                            ============= ===========  ============  ===========

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                                           2014   2013   2012
                                                          -----  -----  -----
                                                             (IN MILLIONS)
Fixed maturities......................................... $  36  $  79  $  97
Mortgage loans on real estate............................     2      2      9
Policy loans.............................................     1      6      8
Derivative instruments...................................    13      8     --
                                                          -----  -----  -----
Gross investment income (loss)...........................    52     95    114
Investment expenses......................................    (2)    (3)    (4)
                                                          -----  -----  -----
  Net Investment Income (Loss)........................... $  50  $  92  $ 110
                                                          =====  =====  =====

   For 2014 and 2013, net investment income (loss) from derivatives included $8 million and $2 million of realized gains (losses) on contracts closed during those periods and $5 million and $6 million of unrealized gains (losses) on derivative positions at year end.

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                                           2014  2013   2012
                                                          -----  ----- -----
                                                             (IN MILLIONS)
Fixed maturities......................................... $ (10) $  67 $  (5)
Impact of (repurchase) issuance of AllianceBernstein
  Units..................................................    --     --    (2)
Mortgage loans on real estate............................     4      1     2
                                                          -----  ----- -----
Investment Gains (Losses), Net........................... $  (6) $  68 $  (5)
                                                          =====  ===== =====

4) VALUE OF BUSINESS ACQUIRED

   The following table presents MLOA's VOBA asset at December 31, 2014 and 2013:

                                               GROSS      ACCUMULATED
                                              CARRYING    AMORTIZATION
                                               AMOUNT      AND OTHER          NET
                                              --------- ------------       ---------
                                                          (IN MILLIONS)
VOBA
----
DECEMBER 31, 2014............................ $     416   $     (409)/(1)/ $       7
                                              =========   ==========       =========
December 31, 2013............................ $     416   $     (398)/(1)/ $      18
                                              =========   ==========       =========

  /(1)/Includes reactivity to unrealized investment gains (losses) and $117 million of accelerated VOBA amortization resulting from the reinsurance agreement with Protective Life which is included in the deferred cost of reinsurance.

   For 2014, 2013 and 2012, amortization (negative amortization) expense related to VOBA was $10 million, $11 million and $(13) million, respectively. VOBA amortization is estimated to range between $0 million and $1 million annually through 2019.

5) FAIR VALUE DISCLOSURES

   Assets measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2014 and 2013, no assets were required to be measured at fair value on a non-recurring basis.

                            FAIR VALUE MEASUREMENTS

                                           LEVEL 1  LEVEL 2  LEVEL 3    TOTAL
                                          --------- -------- -------- ---------
                                                      (IN MILLIONS)
DECEMBER 31, 2014
-----------------
ASSETS:
Investments:
  Fixed maturity Securities,
  available-for-sale:
   Corporate............................. $      -- $    793 $      8 $     801
   U.S. Treasury, government and agency..        --       27       --        27
   States and political subdivisions.....        --        6       --         6
   Commercial mortgage-backed............        --       --       26        26
   Redeemable preferred stock............        10        8       --        18
                                          --------- -------- -------- ---------
     Subtotal............................        10      834       34       878
                                          --------- -------- -------- ---------
  Other equity investments...............         1       --       --         1
  Options................................        --       26       --        26
Cash equivalents.........................        42       --       --        42
Separate Accounts' assets................     1,794       15       --     1,809
                                          --------- -------- -------- ---------
   Total Assets.......................... $   1,847 $    875 $     34 $   2,756
                                          ========= ======== ======== =========

LIABILITIES:
MSO and IUL indexed features' liability.. $      -- $     26 $     -- $      26
                                          --------- -------- -------- ---------
   Total Liabilities..................... $      -- $     26 $     -- $      26
                                          ========= ======== ======== =========

                                              LEVEL 1 LEVEL 2 LEVEL 3   TOTAL
                                              ------- ------- -------- --------
                                                        (IN MILLIONS)

December 31, 2013
-----------------
Assets:
Investments:
  Fixed maturity Securities,
  available-for-sale:
   Corporate................................. $    -- $   624 $      9 $    633
   U.S. Treasury, government and agency......      --      34       --       34
   States and political subdivisions.........      --       6       --        6
   Foreign governments.......................      --      --       --       --
   Commercial mortgage-backed................      --      --       24       24
   Redeemable preferred stock................       8       8       --       16
                                              ------- ------- -------- --------
     Subtotal................................       8     672       33      713
                                              ------- ------- -------- --------
  Other equity investments...................       1      --       --        1
  Options....................................      --      14       --       14
Cash equivalents.............................     127      --       --      127
GMIB reinsurance contracts...................      --      --       --       --
Separate Accounts' assets....................   1,823      15       --    1,838
                                              ------- ------- -------- --------
   Total Assets.............................. $ 1,959 $   701 $     33 $  2,693
                                              ======= ======= ======== ========

Liabilities:
MSO and IUL indexed features' liability...... $    -- $    14 $     -- $     14
                                              ------- ------- -------- --------
   Total Liabilities......................... $    -- $    14 $     -- $     14
                                              ======= ======= ======== ========

   At December 31, 2014 and 2013, respectively, the fair value of public fixed maturities is approximately $661 million and $556 million or approximately 24.0% and 20.6% of MLOA's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts measured at fair value on a recurring basis at December 31, 2013). The fair values of MLOA's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which MLOA maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, MLOA ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, MLOA may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which MLOA's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2014 and 2013, respectively, the fair value of private fixed maturities is approximately $217 million and $157 million or approximately 7.9% and 5.8% of MLOA's total assets measured at fair value on a recurring basis. The fair values of MLOA's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect MLOA's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   At December 31, 2014 and 2013, respectively, investments classified as Level 1 comprise approximately 67.0% and 72.8% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets.

   Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2014 and 2013, respectively, investments classified as Level 2 comprise approximately 31.7% and 26.0% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

   MLOA's IUL product and in the MSO investment option available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1 or 3 year terms, provide for participation in the performance of specified indices, ETFs or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETFs or commodity price. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2014 and 2013, respectively, investments classified as Level 3 comprise approximately 1.2% and 1.2% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2013, were approximately $0 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. MLOA applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $26 million and $24 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2014 and 2013, respectively. MLOA utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   In 2014 and 2013, there were no AFS fixed maturities transferred from Level 2 into the Level 3 or from Level 3 to Level 2 classification.

   The table below presents a reconciliation for all Level 3 assets at December 31, 2014 and 2013, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                               COMMERCIAL                  GMIB
                                               MORTGAGE-      ASSET-    REINSURANCE
                                  CORPORATE      BACKED       BACKED     CONTRACTS
                                ------------  -----------  -----------  -----------
                                                   (IN MILLIONS)
BALANCE, JANUARY 1, 2014....... $          9  $        24  $        --   $       --
Total gains (losses),
  realized and
  unrealized, included
  in:
   Earnings (loss) as:
     Investment gains
       (losses), net...........           (1)         (11)          --           --
   Other comprehensive
     income (loss).............            1           13           --           --
Sales..........................           (1)          --           --           --
                                ------------  -----------  -----------   ----------
BALANCE, DECEMBER 31,
  2014......................... $          8  $        26  $        --   $       --
                                ============  ===========  ===========   ==========
BALANCE, JANUARY 1, 2013....... $         35  $        35  $         6   $        7
Total gains (losses),
  realized and
  unrealized included
  in:
   Earnings (loss) as:
     Investment gains
       (losses), net...........            2           (9)           2           --
     Increase
       (decrease) in
       the fair value
       of
       reinsurance contracts...           --           --           --           (7)
   Other comprehensive
     income (loss).............           (2)          (1)          (2)          --
Sales..........................          (26)          (1)          (6)          --
                                ------------  -----------  -----------   ----------
BALANCE, DECEMBER 31,
  2013......................... $          9  $        24  $        --   $       --
                                ============  ===========  ===========   ==========
BALANCE, JANUARY 1, 2012....... $         34  $        29  $         5   $        9
Total gains (losses),
  realized and
  unrealized included
  in:
   Earnings (loss) as:.........
     Investment gains
       (losses), net...........            1           (7)          --           --
     Increase
       (decrease) in
       the fair value
       of
       reinsurance contracts...           --           --           --           (2)
   Other comprehensive
     income (loss).............           --           13            1           --
Sales..........................           (3)          --           --           --
Transfers into Level
  3/(1)/.......................            3           --           --           --
                                ------------  -----------  -----------   ----------
BALANCE, DECEMBER 31,
  2012......................... $         35  $        35  $         6   $        7
                                ============  ===========  ===========   ==========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2014 and 2013 by category for Level 3 assets still held at December 31, 2014 and 2013, respectively.

                                                                      OCI
                                                                 -------------
                                                                 (IN MILLIONS)
                                                                 -------------
LEVEL 3 INSTRUMENTS
FULL YEAR 2014
STILL HELD AT DECEMBER 31, 2014:
  Change in unrealized gains (losses):
   Fixed maturity securities, available-for-sale:
     Corporate..................................................  $          1
     Commercial mortgage-backed.................................            12
                                                                  ------------
       Total....................................................  $         13
                                                                  ============

Level 3 Instruments
Full Year 2013
Still Held at December 31, 2013:
  Change in unrealized gains (losses):
   Fixed maturity securities, available-for-sale:
     Commercial mortgage-backed.................................  $         (2)
                                                                  ------------
       Total....................................................  $         (2)
                                                                  ============

   At December 31, 2014 and 2013, MLOA had $34 million and $33 million, respectively, of investments classified as Level 3. The underlying quantitative inputs to measure the fair value of these investments are not developed by MLOA and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in MLOA's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   The carrying values and fair values at December 31, 2014 and December 31, 2013 for financial instruments not otherwise disclosed in Note 3 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                           FAIR VALUE
                                        CARRYING ------------------------------
                                         VALUE   LEVEL 1 LEVEL 2 LEVEL 3  TOTAL
                                        -------- ------- ------- -------- -----
                                                     (IN MILLIONS)
DECEMBER 31, 2014
-----------------
Policyholders liabilities: Investment
  contracts............................ $      6 $    -- $    -- $      6 $   6
Policy Loans...........................      151      --      --      184   184

December 31, 2013
-----------------
Mortgage loans on real estate.......... $     28 $    -- $    -- $     28 $  28
Policyholders liabilities: Investment
  contracts............................      193      --      --      196   196
Policy Loans...........................      142      --      --      174   174

   Fair values for commercial mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   The fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC"), single premium deferred annuities and certain annuities, which are included in Policyholder's account balances, are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk.

6) REINSURANCE

   On October 1, 2013, MLOA entered into an agreement with Protective Life to reinsure an in-force book of life insurance and annuity policies, written primarily prior to 2004. As of December 31, 2014 and 2013 included in MLOA's balance sheet were Amounts due from reinsurers of $1,213 million and $1,207 million, respectively (net of $131 million and $129 million of ceded policy loans, respectively), including $1,154 million and $1,182 million of Policyholder's account balances relating to the reinsurance agreement with Protective Life. During 2014 and 2013, respectively, total premiums ceded to Protective Life were $24 million and $6 million and policyholder benefits ceded were $242 million and $18 million. As of December 31, 2014, Protective Life is rated AA-. Included in the reinsured business to Protective Life were policies with GMDB and GMIB features which had a reserve balance of $5 million and $1 million at December 31, 2014, respectively and $5 million and $1 million at December 31, 2013, respectively. As a result of the reinsurance agreement Protective Life will receive all the benefits from and assumes all the risks from other reinsurance contracts to which MLOA was a party for the block of business reinsured.

   For business not reinsured with Protective Life, MLOA generally reinsures its variable life, interest-sensitive life and term life insurance policies on an excess of retention basis. In 2014, MLOA generally retained up to a maximum of $4 million of mortality risk on single-life policies and up to a maximum of $6 million of mortality risk on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $20 million of risk on single-life policies and up to a maximum of $25 million on second-to-die policies. For amounts issued in excess of those limits MLOA typically obtained reinsurance from unaffiliated third parties. The reinsurance arrangements obligate the reinsurer to pay a portion of any death claim in excess of the amount MLOA retained in exchange for an agreed-upon premium.

   At December 31, 2014 and 2013, respectively, reinsurance recoverables related to insurance contracts amounted to $1,336 million and $1,304 million, of which $37 million and $51 million (not including Protective
   Life) related to one specific reinsurer, which is rated AA- with the remainder of the reinsurers rated A- or not rated. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. MLOA evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   The following table summarizes the effect of reinsurance:

                                               2014   2013   2012
                                              -----  -----  -----
                                                 (IN MILLIONS)

Direct premiums.............................. $  46  $  72  $  56
Assumed......................................     1      1      2
Reinsurance ceded............................   (46)   (48)   (26)
                                              -----  -----  -----
Premiums..................................... $   1  $  25  $  32
                                              =====  =====  =====
Variable Life and Investment-type Product
  Policy Fee Income Ceded.................... $  48  $  31  $  29
                                              =====  =====  =====
Policyholders' Benefits Ceded................ $ 291  $ 125  $  84
                                              =====  =====  =====

7) RELATED PARTY TRANSACTIONS

   In 2013, MLOA used a portion of the consideration received from the reinsurance agreement with Protective to return $200 million of capital to its parent AEFS and to donate $20 million to AXA Foundation, Inc. (the "Foundation"). The Foundation was organized for the purpose of distributing grants to various tax-exempt charitable organizations and administering various matching gift programs for AXA Equitable its subsidiaries and affiliates, including MLOA.

   In August 2012, MLOA sold its entire portfolio of agricultural mortgage loans on real estate to AXA Equitable, an affiliate, in exchange for $42 million. MLOA recorded a pre-tax net realized gain of $3 million related to the sale.

   Under its service agreement with AXA Equitable, personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreement are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $67 million, $87 million and $75 million for 2014, 2013 and 2012, respectively. At December 31, 2014 and 2013, respectively, MLOA reported a $16 million and $26 million payable to AXA Equitable in connection with its service agreement.

   Various AXA affiliates, including MLOA, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. Beginning in 2008 AXA Global Life, in turn, retrocedes a quota share portion of these risks to MLOA on a one-year term basis.

   MLOA cedes a portion of its life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis and reinsured the no lapse guarantee riders through AXA RE Arizona Company.

   During 2014, 2013 and 2012, premiums, claims and expenses assumed and ceded under these agreements were not significant.

   In 2014, 2013 and 2012, respectively, MLOA paid AXA Distribution and its subsidiaries $52 million, $47 million and $32 million of commissions and fees for sales of insurance products. MLOA charged AXA Distribution's subsidiaries $36 million, $29 million and $25 million, respectively, for their applicable share of operating expenses in 2014, 2013 and 2012, pursuant to the Agreements for Services.

   In addition to the AXA Equitable service agreement, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements were $1 million, $2 million and $2 million for 2014, 2013 and 2012, respectively.

8) SHARE-BASED COMPENSATION

   Certain employees of AXA Equitable, who perform services on a full-time basis for MLOA, participate in various share-based payment arrangements sponsored by AXA Financial. MLOA was allocated $2 million, $3 million and $3 million of compensation costs, included in Compensation and benefits in the statement of Earnings (Loss), for share-based payment arrangements during 2014, 2013 and 2012, respectively.

9) INCOME TAXES

   A summary of the income tax (expense) benefit in the statements of earnings
   (loss) follows:

                                               2014     2013    2012
                                              ------  -------  ------
                                                   (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $   (3) $   (90) $   (4)
  Deferred (expense) benefit.................      8       74      (2)
                                              ------  -------  ------
Total........................................ $    5  $   (16) $   (6)
                                              ======  =======  ======

   The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings (loss), before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                   2014    2013    2012
                                                   ----- -------  ------
                                                       (IN MILLIONS)
Expected income tax (expense) benefit............. $   4 $   (15) $  (15)
Dividends received deduction......................     1       1       2
Tax settlement....................................    --      --       9
Prior year adjustment.............................    --      (2)     --
Other.............................................    --      --      (2)
                                                   ----- -------  ------
Income Tax (Expense) Benefit...................... $   5 $   (16) $   (6)
                                                   ===== =======  ======

   MLOA recognized a tax benefit in 2012 of $9 million related to the settlement with the IRS of the audit for tax years 2004 - 2007.

   The components of the net deferred income taxes are as follows:

                                    DECEMBER 31, 2014    December 31, 2013
                                   -------------------- -------------------
                                    ASSETS  LIABILITIES Assets  Liabilities
                                   -------- ----------- ------- -----------
                                                (IN MILLIONS)
    Reserves and reinsurance...... $    105  $     --   $    77   $    --
    DAC...........................       --        78        --        56
    VOBA..........................       --         3        --         6
    Investments...................       --        18        --        13
    Goodwill and other intangible
      assets......................       --         9        --         9
    Other.........................       --         8        --         7
                                   --------  --------   -------   -------
    Total......................... $    105  $    116   $    77   $    91
                                   ========  ========   =======   =======

   MLOA does not provide income taxes on the undistributed earnings related to its investment in AllianceBernstein units except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2014, $8 million of accumulated undistributed earnings related to its investment in AllianceBernstein units were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately $3 million would need to be provided if such earnings were remitted.

   At December 31, 2014 and 2013, of the total amount of unrecognized tax benefits, $6 million and $5 million, respectively, would affect the effective tax rate.

   MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax (expense) benefit. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2014 and 2013 were $0 million and $0 million, respectively. Tax (expense) benefit for 2014 reflected a benefit of $0 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2014  2013   2012
                                              ----- ----- -----
                                                (IN MILLIONS)
Balance, beginning of year................... $   5 $   4 $  17
Additions for tax positions of prior years...     1     1     1
Reductions for tax positions of prior years..    --    --    (2)
Settlements with tax authorities.............    --    --   (12)
                                              ----- ----- -----
Balance, End of Year......................... $   6 $   5 $   4
                                              ===== ===== =====

   In 2012, the IRS concluded its examination of the tax returns of MONY Life and its subsidiaries from the date of its acquisition by AXA Financial in 2004 through 2007. The completion of this examination resulted in the release of $12 million of unrecognized tax benefits for MLOA. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

10)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on investments that are not reflected in earnings (loss). The balances for the past three years follow:

                                                 DECEMBER 31,
                                              -------------------
                                               2014  2013   2012
                                              ------ ----- ------
                                                 (IN MILLIONS)
Unrealized gains (losses) on investments,
  net of adjustments......................... $   17 $   8 $   82
                                              ------ ----- ------
Total Accumulated Other Comprehensive Income
  (Loss)..................................... $   17 $   8 $   82
                                              ====== ===== ======

   The components of OCI for the past three years follow:

                                                             DECEMBER 31,
                                                       -----------------------
                                                        2014     2013    2012
                                                       ------  -------  ------
                                                            (IN MILLIONS)
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising during the
   year............................................... $   11  $   (58) $   28
  (Gains) losses reclassified into net earnings
   (loss) during the year/(1)/........................      7      (44)      3
                                                       ------  -------  ------
Change in net unrealized gains (losses) on investments     18     (102)     31
Adjustments for DAC, VOBA and Other...................     (9)      28      (4)
                                                       ------  -------  ------
Other Comprehensive Income (Loss), net of adjustments
  and (net of deferred income tax expense (benefit)
  of $(5) million, $40 million and $(15) million...... $    9  $   (74) $   27
                                                       ======  =======  ======

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(6) million, $24 million and $(2) million for 2014, 2013 and 2012, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the statements of earnings (loss). Amounts presented in the table above are net of tax.

11)LITIGATION

   MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

12)STATUTORY FINANCIAL INFORMATION

   MLOA is restricted as to the amounts it may pay as dividends to AEFS. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. This formula would not permit MLOA to pay shareholder dividends during 2015. For 2014, 2013 and 2012, MLOA's statutory net income (loss) was $12 million, $34 million and $33 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $401 million and $367 million at December 31, 2014 and 2013, respectively. There were no shareholder dividends paid to its parent by MLOA in 2014, 2013 and 2012. In 2013 MLOA, utilized a portion of the consideration from the reinsurance agreement with Protective Life to return $200 million of surplus to its parent, AEFS.

   At December 31, 2014, MLOA, in accordance with various government and state regulations, had $6 million of securities on deposit with such government or state agencies.

   At December 31, 2014 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2014.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily:
   (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured;
   (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for U.S. GAAP purchase accounting and (j) cost of reinsurance is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

MONY Life Insurance Company of America


SUPPLEMENT DATED MAY 1, 2015 TO PROSPECTUS DATED MAY 1, 2015 FOR:

INCENTIVELIFE LEGACY(R) III

INCENTIVE LIFE LEGACY(R) II

--------------------------------------------------------------------------------

This Supplement concerns an additional investment option under our Incentive Life Legacy(R) II and IncentiveLife Legacy(R) III policies (''your policy''). The additional investment option is our Market Stabilizer Option(R) (''MSO''), which is available to you, if you have received this Supplement. The MSO gives you the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index, excluding dividends, over approximately a one year period. Any amount that you decide to invest in the MSO is allocated to a "Segment", each of which has a specific start date and a limited duration. On the final day of the Segment, the index-linked return associated with that Segment will be applied to your Segment Account Value (as defined in the MSO Prospectus), and may be positive, zero or negative. Please be aware that the possibility of a negative return on this investment at the end of a Segment term could result in a significant loss of principal.

The purpose of this Supplement is solely to add to the May 1, 2015 Incentive Life Legacy(R) II and IncentiveLife Legacy(R) III Prospectuses (together the ''Legacy Prospectus'') a very limited amount of information about the MSO. Much more complete information about the MSO is contained in a separate Market Stabilizer Option(R) prospectus (''MSO Prospectus'') dated May 1, 2015. All of the information in the Legacy Prospectus also continues to remain applicable, except as otherwise provided in this Supplement (or any other supplement to the Legacy Prospectus) or in the MSO Prospectus.


Accordingly, you should read this Supplement in conjunction with the Legacy Prospectus (and any other supplements thereto) and the MSO Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Legacy Prospectus.

GROWTH CAP RATE AVAILABLE DURING INITIAL YEAR

If you allocate policy account value to any Segment that commences during the first year that the MSO is available to you under your policy, you are eligible for a Growth Cap Rate that is at least 15%. Please see "Growth Cap Rate Available During Initial Year" in the "Description of the Market Stabilizer Option(R)" of the MSO Prospectus for more details.

NO TRANSFER CHARGES IN CONNECTION WITH THE MSO


Although we generally reserve the right to impose up to a $25 charge for transfers under the Legacy Prospectus policies, we will never apply this charge for any transfers into or out of the MSO.


Accordingly, the following language is added to footnote 5 on page 8 of the Legacy Prospectus (which appears in the section of that Prospectus entitled ''Tables of policy charges''): Nor will this charge apply to any transfers to or from any Market Stabilizer Option(R) (''MSO'') that we make available as an investment option under a Policy or any transfers to or from any MSO Holding Account. Please refer to the separate prospectus for the MSO (''MSO Prospectus'') for information about the MSO and the related ''Holding Account.''

CHARGES FOR THE MSO


If you allocate any of your policy account value to the MSO, several types of charges or deductions would or could result. To reflect these, the following items are added to the chart entitled ''Periodic charges other than underlying trust portfolio operating expenses'' on page 7 of the Legacy Prospectus:


-----------------------------------------------------------------------------------------------------------
 OPTIONAL RIDER CHARGES         WHEN CHARGE IS DEDUCTED                 MAXIMUM AMOUNT THAT MAY BE DEDUCTED
-----------------------------------------------------------------------------------------------------------
MARKET STABILIZER OPTION(R)
(MSO)/(1)/

  MSO VARIABLE INDEX BENEFIT    On the MSO Segment Start Date           0.75% of policy account value
  CHARGE                                                                allocated

  MSO VARIABLE INDEX SEGMENT    At the beginning of each policy month   1.65% calculated as an annual% of
  ACCOUNT CHARGE                during the MSO Segment Term             your Segment Account Value/(2)/

  MSO LOAN SPREAD/(3)/ FOR      On each policy anniversary (or on loan  5%/(4)/
  AMOUNTS OF POLICY LOANS       termination, if earlier)
  ALLOCATED TO MSO SEGMENT

  MSO EARLY DISTRIBUTION        On surrender or other distribution      75% of Segment Account Value/(5)/
  ADJUSTMENT                    (including loan) from an MSO Segment
                                prior to its Segment Maturity Date
-----------------------------------------------------------------------------------------------------------

(1)Please refer to the MSO Prospectus for information about the MSO and related charges and deductions, as well as the meaning of special terms that are relevant to the MSO (such as ''Segment,''''Segment Term,''''Segment Start Date,''''Segment Account Value'' and ''Early Distribution Adjustment.''
(2)Currently we deduct this charge at a 0.65% annual rate, rather than at the maximum rate shown.


EVM 04 (2/15)                                                          #794741
NB/IF                                                       Cat# 153083 (2/15)

(3)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The ''spread'' is the difference between the interest rate we charge you on a policy loan and the interest rate we credit to you on the amount of your policy account value that we hold as collateral for the loan. Please refer to the MSO prospectus for more information.
(4)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
(5)The actual amount of Early Distribution Adjustment is determined by a formula that depends on, among other things, how a specified widely published stock market index has performed since the Segment Start Date. The maximum amount of the adjustment would occur if there is a total distribution at a time when that index had declined to zero. Please refer to the MSO prospectus for more information about the index and Early Distribution Adjustment.

TRANSFERS INTO AND OUT OF THE MSO

Unless either the paid up death benefit guarantee or the extended no lapse guarantee are in effect, there are no restrictions on transfers into or out of the MSO. The MSO is not available if the paid up death benefit guarantee or extended no lapse guarantee is in effect.

If you elect to transfer account value to the MSO, there must be sufficient funds remaining in the guaranteed interest option to cover the Charge Reserve Amount (as defined in the MSO Prospectus).

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

If you allocate any policy account value to the MSO, our procedures for allocating the policy's monthly deductions among the investment options you are using is significantly different than in the absence of the MSO. Accordingly, the following text is added at the end of the section entitled ''How we allocate charges among your investment options'' on page 8 of the Legacy
Prospectus:

Substantially different procedures apply, however, if you allocate any of your policy account value to a Segment under the MSO investment option. In that case, for example, you will be required to maintain a certain amount of policy account value (the Charge Reserve Amount) in the policy's unloaned guaranteed interest option. (You will not be subject to any Charge Reserve Amount requirement, however, at any time when none of your policy account value is invested in any MSO Segment.) The Charge Reserve Amount at the beginning of any Segment is the estimated amount required to pay all monthly deductions under your policy (including, but not limited to, charges for the MSO and any optional riders) for the remainder of the Segment Term.

While any of your policy account value is invested in any Segment, we will take all of your policy's monthly deductions (including, but not limited to, the monthly deductions under the MSO and optional riders) solely from the unloaned guaranteed interest option, rather than from the investment options from which those charges otherwise would be deducted. If you have insufficient policy account value in the unloaned guaranteed interest option to pay a monthly deduction during any Segment Term, we will first take the balance of the deduction proportionately from any variable investment options (other than any Segments) that you are then using. But, if insufficient policy account value remains in any such other investment options to cover the full balance of the monthly deduction, we will take the remainder of the monthly deduction from any MSO Segments in which you have account value invested. We will apply these procedures for allocating deductions for policy charges automatically at any time you have any amounts invested in a Segment, and no contrary instructions from you would apply during the Segment Term.

If we have to make any distribution from an MSO Segment, including (among other things) to pay any surrender or loan proceeds or any charge deduction from a Segment, there will generally be negative consequences for you. Among other things, an Early Distribution Adjustment would apply, which would usually reduce your policy values, in many cases substantially. In some cases, such an Early Distribution Adjustment may apply without any action on your part. This could happen, for example, if the Charge Reserve Amount and funds you have invested in options other than the MSO are insufficient to pay a monthly deduction (i) due to poor investment performance of those options or (ii) due to any permitted increases in charges that we have made above their current rates.

Please refer to the MSO Prospectus for detailed information about the above procedures.


                    MONY Life Insurance Company of America

                           525 Washington Boulevard
                             Jersey City, NJ 07310


   Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.


 IncentiveLife Legacy(R) and Incentive Life Legacy(R) are issued by MONY Life
                         Insurance Company of America
    and are registered trademarks of AXA Equitable Life Insurance Company.

                                    PART C

                               OTHER INFORMATION

Item 26. Exhibits

(a)   Board of Directors Resolutions.

      (1) Secretary's Certificate certifying the (1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account K, previously filed with this Registration Statement, File No. 333-191149 on
             December 10, 2013.

(b)   Custodian Agreements. Not applicable.

(c)   Underwriting Contracts.

      (1) Wholesale Distribution Agreement dated April 1, 2005 by and between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, is incorporated herein by reference to the registration statement on Form S-3 (File No. 333-177419) filed on October 20, 2011.

      (2) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC. incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

      (3) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC. incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

      (4) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC. incorporated herein by reference to post-effective amendment no. 1 to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

      (4)   (a)  First Amendment dated as of August 1, 2006 to General Agent
                 Sales Agreement by and between MONY Life Insurance Company of America and AXA Network incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on March 1, 2012.

      (4)   (b)  Second Amendment dated as of April 1, 2008 to General Agent
                 Sales Agreement dated as of April 1, 2008 by and between MONY Life Insurance Company of America and AXA Network, LLC incorporated herein by reference to Exhibit (d) (ii) to the Registration Statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

      (4)   (c)  Form of THIRD AMENDMENT to General Agent Sales Agreement dated as of October 1, 2013 by and between MONY LIFE INSURANCE COMPANY OF AMERlCA and AXA NETWORK, LLC, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 21, 2015.

      (4)   (d)  Form of Fourth Amendment to General Agent Sales Agreement,
                 dated as of October 1, 2014 by and between MONY LIFE INSURANCE COMPANY OF AMERICA ("MONY America") and AXA NETWORK, LLC and the additional affiliated entities of AXA Network, LLC, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 21, 2015.

      (5) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, made by and between MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference to post-effective amendment no. 1 to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(d)   Contracts. (Including Riders and Endorsements)

      (1)    Form of Flexible Premium Variable Life Insurance Policy
             (Form 06 - 100 - Return of Premium Jurisdictions), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (2)(i) Form of Flexible Premium Variable Life Insurance Policy
             (Form 06 - 100 - Return of Account Value Jurisdiction), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (2)(ii)Form of Variable Life Insurance Policy (Form 09 - 100), incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-134304) on August 26, 2009.

      (3) Form of Children's Term Rider (Form R94-218), incorporated herein by reference to the registration statement on Form N-6 (File
             No. 333-134304) filed on May 19, 2006.

      (4)    Form of Disability Rider - Waiver of Monthly Deductions
             (Form R94-216), previously incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (5)    Form of Option to Purchase Additional Insurance Rider
             (Form R94-204), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (6)(i) Form of Extended No Lapse Guarantee Rider (Form R06-20), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (6)(ii)Form of Extended No Lapse Guarantee Rider (Form R09-20), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) on August 26, 2009.

      (7)(i) Form of Paid Up Death Benefit Guarantee Endorsement
             (Form S.05-30), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (7)(ii)Form of Paid Up No Lapse Guarantee Endorsement (Form S.09-30), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) on August 26, 2009.

      (8) Form of Substitution of Insured Person Rider (Form R94-212), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (9) Form of Accelerated Death Benefit Rider (Form R06-70), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (10) Form of Loan Extension Endorsement (Form S.05-20), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

      (11) Form of Accelerated Death Benefit for Long-Term Care Services Rider (Form R06-90), incorporated herein by reference to the registration statement on Form N-6 (File No. 333- 134304) filed on May 19, 2006.

      (12) Form of Endorsement (Form S.07-20) incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) on August 26, 2009.

      (13) Form of Charitable Legacy Rider, incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) on August 26, 2009.

      (14) Form of Variable Indexed Option Rider (R09-30), incorporated herein by reference to Exhibit (4)(a) to the registration statement on Form S-3 (File No. 333-167938) filed on September 30, 2010.

      (15) Accelerated Death Benefit Rider for Long-Term Care Services Rider (ICC12-R12-10) incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103199), filed on April 26, 2012.

      (16) Form of Endorsement (Form S.12-15), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) on April 25, 2013.

      (17) Accelerated Death Benefit for Long-Term Care Benefits Rider (R12-10CT (rev. 9/13)), filed on April 25, 2014.

      (18) Endorsement applicable to the Guaranteed Interest Account (GIA) Limitation (ICC13-S.13-10), filed on April 25, 2014.

      (19) Form of Data Pages (Form No. 09-100-3 Rev.) previously filed with the this registration statement on Form N-6 (File No. 333-191149) filed on December 24, 2014.

      (20) Form of Data Pages (Form No. 09-100CA-1Rev.) previously filed with the this registration statement on Form N-6 (File No. 333-191149) filed on December 24, 2014.

      (21) Form of Data Pages (Form No. 09-100CARev.) previously filed with the this registration statement on Form N-6 (File No. 333-191149) filed on December 24, 2014.

      (22) Form of Data Pages (Form No. 09-100FL-GIRev.) previously filed with the this registration statement on Form N-6
             (File No. 333-191149) filed on December 24, 2014.

      (23) Form of Data Pages (Form No. 09-100FLRev.) previously filed with the this registration statement on Form N-6 (File No. 333-191149) filed on December 24, 2014.

      (24) Form of Data Pages (Form No. ICC15-09-100-3) previously filed with the this registration statement on Form N-6 (File No. 333-191149) filed on December 24, 2014.

      (25) Form of Data Pages (Form No. ICC14-09-100-3), filed herewith on Registration Statement on Form N-4 (File No. 333-191149) filed on April 24, 2015.

      (26) Aviation Exclusion Rider (ICC14-R-80), filed herewith on Registration Statement on Form N-4 (File No. 333-191149) filed on April 24, 2015.

      (27) Military Aviation Exclusion Rider (ICC14-R14-100), filed herewith on Registration Statement on Form N-4 (File No. 333-191149) filed on April 24, 2015.

      (28) Aerial Activities Exclusion Rider (ICC1-R14-110), filed herewith on Registration Statement on Form N-4 (File No. 333-191149) filed on April 24, 2015.

      (29) Racing Activities Exclusion Rider (ICC14-R14-120), filed herewith on Registration Statement on Form N-4 (File No. 333-191149) filed on April 24, 2015.

(e)   Applications.

      (1) Form of Application for Life Insurance (Form AMIGV-2005), previously filed with the this registration statement on Form N-6 (File No. 333-191149) filed on December 24, 2014.

             (a) Revised Form of Application for Life Insurance (AMIGV-2005), incorporated herein by reference to Exhibit 26(e)(iv)(a) to registration statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

             (b) Form of Application for Life Insurance (AMIGV-2009), is incorporated herein by reference to Exhibit 26(e)(i)(b) to registration statement on Form N-6, (File No. 333-134307), filed on August 18, 2009.

      (2)    Form of Variable Universal Life Supplement to the Application (Form

             No. VUL-GV/IL DB 2005), incorporated herein by reference to
             Exhibit 26(e)(v) to the registration statement on Form N-6 (File No. 333-134307) filed on April 25, 2007.

             (a) Revised Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL DB 2005), incorporated herein by reference to Exhibit 26(e)(v)(a) to registration statement on Form N-6 (File No. 333-103199), filed on April 22, 2008.

             (b) Form of Variable Universal Life Supplement to the Application (Form No. 180-6006a (2009), is incorporated herein by reference to Exhibit 26(e)(v)(b) to registration statement on Form N-6 (File No. 333-134307), filed on August 18, 2009.

      (3) Form of Application (AXA 301-01), incorporated herein by reference to Exhibit 26(e)(iii)(a) to registration statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

(f)   Depositor's Certificate of Incorporation and By-Laws.

      (1) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22, 2004) incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

      (2) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004) incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(g)   Reinsurance Contracts.

      (g)(i) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company and Transamerica Financial Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

      (g)(i)(a) Amendment No. 1 effective April 1, 2010 to the Automatic Reinsurance Agreement between AXA Equitable Life Insurance Company, MONY Life Insurance Company and Transamerica Financial Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

      (g)(ii) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Hannover Life Reassurance Company of America, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

      (g)(iii) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Swiss Re Life and Health America Inc., filed herewith, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

      (g)(iii)(a) Amendment No. 1 effective July 15, 2011 between AXA Equitable
                  Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Swiss Re Life and Health America Inc. , incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

      (g)(iv) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and General Re Life Corporation, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

      (g)(v) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and RGS Reinsurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(h)   Participation Agreements.

      (1) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference the Registration Statement on Form N-4 (File No. 333-72632) filed on May 4, 2005.

      (1)(a) AMENDED AND RESTATED PARTICIPATION AGREEMENT, made and entered into as of the 23rd day of May 2012 by and among MONY LIFE INSURANCE COMPANY OF AMERICA, an Arizona insurance company ("MONY"), on its own behalf and on behalf of the separate accounts set forth on Schedule B hereto as may be amended from time to time (each an "Account"), EQ ADVISORS TRUST, a business trust organized under the laws of the State of Delaware ("Trust") and AXA DISTRIBUTORS, LLC, a Delaware limited liability company(the "Distributor"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 1, 2010.

            (a)(i)Amendment No. 1, dated as of June 4, 2013 ("Amendment
                  No. 1"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 1, 2010.

           (a)(ii)Amendment No. 2, dated as of October 21, 2013 ("Amendment
                  No. 2"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 1, 2010.

          (a)(iii)Amendment No. 3, dated as of November 1, 2013 ("Amendment
                  No. 3"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the "Parties") "), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 11, 2014.

           (a)(iv)Amendment No. 4, dated as of April 4, 2014 ("Amendment
                  No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 30, 2014.

            (a)(v)Amendment No. 5, dated as of June 1, 2014 ("Amendment
                  No. 5"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 30, 2014.

           (a)(vi)Amendment No. 6, dated as of July 16, 2014 ("Amendment
                  No. 6"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on February 5, 2015.

      (2) Participation Agreement -- among AXA Premier VIP Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to the Registration Statement (File No. 333-134304) on August 25, 2006.

             (i) Amendment No. 2, dated as of November 1, 2013 ("'Amendment No. 2"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement")' by and among AXA Premier VIP Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC, previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (2)(a) Amended and Restated Participation Agreement made and entered into as of the 23rd day of May 2012 by and among MONY LIFE INSURANCE COMPANY OF AMERICA, an Arizona insurance company ("MONY"), on its own behalf and on behalf of the separate accounts set forth on Schedule B hereto as may be amended from time to time (each an "Account"), AXA PREMIER VIP TRUST, a business trust organized under the laws of the State of Delaware ("Trust") and AXA DISTRIBUTORS, LLC, a Delaware limited liability company (the "Distributor"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

            (a)(i)Amendment No. 1, dated as of October 21, 2013 ("Amendment
                  No. 1"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

           (a)(ii)Amendment No. 2, dated as of November 1, 2013 ("Amendment No.2"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the "Parties")., incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on February 11, 2014.

          (a)(iii)Amendment No. 3, dated as of April 18, 2014 ("Amendment
                  No. 3"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

           (a)(iv)Amendment No. 4, dated as of July 8, 2014 ("Amendment
                  No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), MONY Life Insurance Company of America and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

      (3) Participation Agreement dated April 30, 2003 among AIM Variable Insurance Funds, AIM Distributors, Inc., MONY Life Insurance Company of America and MONY Securities Corporation, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-104156) filed on May 28, 2003.

      (4) Fund Participation Agreement among AXA Equitable Life Insurance Company, American Century Investment Management, Inc., and American Century Investment Services, Inc., incorporated herein by reference to the Registration Statement on Form N-4 (File
             No. 333-153809) filed on July 8, 2011.

             (i) Amendment No. 1, dated February 19, 2010, to the Fund Participation Agreement (the "Agreement") among AXA Equitable Life Insurance Company, American Century Investment Management, Inc., and American Century Investment Services, Inc. (together, the "Parties"), adding MONY Life Insurance Company of America as a Party to the Agreement incorporated herein by reference to the Registration Statement (File
                  No. 333-134304) on April 21, 2010.

             (ii) Amendment No. 3, dated September 1, 2013 to the Fund
                  Participation Agreement (the "Agreement") among AXA Equitable Life Insurance Company, MONY Life Insurance Company of America, American Century Investment Management, Inc., and American Century Investment Services, Inc. (together, the "Parties"), previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (5) Fund Participation Agreement among AXA Equitable Life Insurance Company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated
             October 20, 2009, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

             (i) Amendment No. 1, dated February 16, 2010, to the Fund Participation Agreement (the "Agreement") among AXA Equitable Life Insurance Company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated October 20, 2009 (together, the "Parties"), adding MONY Life Insurance Company of America as a Party to the Agreement previously filed with this Registration Statement (File No. 333-134304) on April 21, 2010.

             (ii) Amendment No. 3, dated as of August 31, 2013, to the Fund
                  Participation Agreement (the "Agreement") among AXA Equitable Life Insurance Company, MONY Life Insurance Company of America, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated October 20, 2009 (together, the "Parties"), previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (6) Fund Participation Agreement among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and

             Waddell & Reed, Inc., incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

            (i) Amendment No. 1, dated April 1, 2010, to the Fund Participation Agreement (the "Agreement") among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., (together, the "Parties"), adding MONY Life Insurance Company of America as a Party to the Agreement incorporated herein by reference to the Registration Statement (File No. 333-178750) on April 21, 2010.

            (ii) Amendment No.4, dated October 14, 2013, to the Participation Agreement (the "Agreement"), dated October 23, 2009, as amended, by and among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios, Waddell & Reed, Inc, and MONY Life Insurance Company of America .(the "Company", (collectively, the "Parties"), previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (7) Fund Participation Agreement among AXA Equitable Life Insurance Company, Lazard Retirement Series, Inc., and Lazard Asset Management Securities LLC, incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

            (i) Amendment No. 1, dated February 18, 2010, to the Fund Participation Agreement (the "Agreement") among AXA Equitable Life Insurance Company, Lazard Retirement Series, Inc., and Lazard Asset Management Securities LLC, (together, the "Parties"), adding MONY Life Insurance Company of America as a Party to the Agreement incorporated herein by reference to the Registration Statement (File No. 333-134304) on
                  April 26, 2012.

            (ii) Amendment No. 3, dated October 20, 2013, to the Participation Agreement (the "Agreement"), dated October 20, 2009, by and among AXA Equitable Life Insurance Company, Lazard Retirement Series, Inc., Lazard Asset Management Securities LLC, and MONY Life Insurance Company of America (together, the "Parties"), previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (8) Amended and Restated Participation Agreement dated April 16, 2010 among Fidelity Distributors Corporation, Variable Insurance Products Fund and MONY Life Insurance Company of America incorporated herein by reference to the Registration Statement (File No. 333-134304) on April 26, 2012.

             (i) First Amendment, effective October 24 , 2013 to the Amended and Restated Participation Agreement, (the "Agreement'"), dated April 16, 2010, as amended, by and among MONY Life Insurance Company of America (the "Company"), and Fidelity Distributors Corporation; and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV and Variable Insurance Products Fund V (collectively, the ''Parties"), previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (9) Participation Agreement dated May 1, 2003 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., MONY Life Insurance Company, MONY Life Insurance Company of America and MONY Securities Corporation, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-104156) filed on May 28, 2003.

             (i) Amendment No. 3 dated as of May 1, 2010 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., MONY Life Insurance Company, MONY Life Insurance Company of America and AXA Advisors LLC incorporated herein by reference to the Registration Statement (File No. 333-134304) on
                  April 26, 2012.

             (ii) Amendment No. 4 dated as of August 30, 2013 to Participation
                  Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., MONY Life Insurance Company, MONY Life Insurance Company of America and AXA Advisors LLC, previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (10) Amended and Restated Participation Agreement dated March 15, 2010 among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MONY Life Insurance Company of America and MFS Fund Distributors incorporated herein by reference to the Registration Statement (File No. 333-134304) on April 26, 2012.

             (i) First Amendment, effective October 18 2013, to the Amended and Restated Participation Agreement dated March 15, 2010 (the "Agreement"), by and among MONY Life Insurance Company of America, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc. (collectively, the "Parties"), previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (11) Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and MONY Life Insurance Company of America, incorporated herein by reference to registration statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

            (i) Third Amendment dated October 20, 2009 to the Participation Agreement, (the "Agreement") dated December 1, 2001 by and among MONY Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

            (ii) Fifth Amendment, effective October 17, 2013 to that certain Participation Agreement, (the "Agreement"), dated December 1, 2001, as amended, by and among MONY Life Insurance Company of America (the "Company"), PIMCO Variable Insurance Trust and PIMCO Investments LLC (collectively, the "Parties"), previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (12) Participation Agreement dated October 21, 1998 among T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

             (i) Amendment No. 2 dated April 12, 2010 among T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc.,
                  T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. and MONY Life Insurance Company of America incorporated herein by reference to the Registration Statement (File No. 333-134304) on April 26, 2012.

             (ii) Third Amendment, effective October 8, 2013 to the
                  Participation Agreement (the "Agreement"), dated October 21, 1998, as amended, by and among MONY Life Insurance Company of America (the "Company"), T. Rowe Price Equity Series, Inc.,
                  T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. (collectively, the "Parties"), previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (13) Participation Agreement among Van Eck Worldwide Insurance Trust, and MONY Life Insurance Company of America, Van Eck Securities Corp., and Van Eck Associates Corporation incorporated herein by reference to registration statement on Form N-4 (File
             No. 333-160951) filed on November 16, 2009.

             (i) Amendment No. 1 dated October 13, 2009 to the Participation Agreement, (the "Agreement") dated August 7, 2000 by and among MONY Life Insurance Company, Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

             (ii) Second Amendment, effective October 15, 2013 to the
                  Participation Agreement (the "Agreement"), dated January 1, 1997, as amended, by and among MONY Life Insurance Company of America (the "Company"), Van Eck VIP Trust (flkla Van Eck Worldwide Insurance Trust), Van Eck Securities Corporation and Van Eck Associates Corporation (collectively, the "Parties"), previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

      (14) Participation and Service Agreement among AXA Equitable Life Insurance Company and American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series (collectively the "Funds"), dated January 2, 2013, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 23, 2013.

             (i) Second Amendment, effective October 8, 2013 to the Participation Agreement, (the "Agreement"), dated January 2, 2013, as amended, by and among AXA Equitable Life Insurance Company, MONY Life Insurance Company of America (the "Company"), American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series (collectively, the "Parties"), previously filed with this Registration Statement, File No. 333-191149 on December 10, 2013.

(i)   Administrative Contracts.

      (i) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005 incorporated herein by reference to Exhibit 10.2 to the registration statement (File No. 333-65423) on Form 10-K filed on March 31, 2005.

(j)   Other Material Contracts. Not applicable.

(k)   Legal Opinion.

      (i) Opinion and consent of Shane Daly, Vice President and Associate General Counsel, filed herewith.

(l)   Actuarial Opinion.

      (i) Opinion and Consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of MONY America is incorporated herein by reference to this Registration Statement on Form N-6 (File No. 333-191149), filed on April 25, 2014.

      (ii) Opinion and consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of MONY America filed herewith.

(m)    (i)   Sample Calculation for Illustrations is incorporated herein by reference to this Registration Statement on Form N-6 (File No.
             333-191149), filed on April 25, 2014.

      (ii)   Sample Calculation for Illustrations filed herewith.

(n)   Other Opinions.

      (i)    Consent of PricewaterhouseCoopers LLP filed herewith.

      (ii)   Powers of Attorney, filed herewith.

(o)   Omitted Financial Statements. No financial statements are omitted from
      Item 24.

(p)   Initial Capital Agreements. Not applicable.

(q) Redeemability Exemption. Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

    * The business address for all officers and directors of MONY America is 1290 Avenue of the Americas, New York, New York 10104.

 NAME AND PRINCIPAL                     POSITIONS AND OFFICES
 BUSINESS ADDRESS                       WITH MONY AMERICA
 ------------------                     ---------------------
 DIRECTORS

 Henri de Castries                      Director
 AXA
 25, Avenue Matignon
 75008 Paris, France

 Denis Duverne                          Director
 AXA
 25, Avenue Matignon
 75008 Paris, France

 Barbara Fallon-Walsh                   Director
 1670 Stephens Drive
 Wayne, PA 19087

 Danny L. Hale                          Director
 9103 Alta Drive, Unit 1105
 Las Vegas, NV 89145

 Peter S. Kraus                         Director
 AllianceBernstein Corporation
 1345 Avenue of the Americas
 New York, NY 10105

 Ramon de Oliveira                      Director
 Investment Audit Practice, LLC
 70 South Fifth Street
 Park Ridge, NJ 07656

 Bertram L. Scott                       Director
 Novant Health, Inc.
 108 Providence Road
 Charlotte, NC 28207

 Lorie A. Slutsky                       Director
 The New York Community Trust
 909 Third Avenue
 New York, NY 10022

Richard C. Vaughan                  Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                       Chairman of the Board, Chief Executive
                                    Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem                     Senior Executive Vice President
                                    and General Counsel

*Heinz-Juergen Schwering            Senior Executive Vice President
                                    and Chief Risk Officer

*Nicholas B. Lane                   Senior Executive Vice President
                                    and Head of U.S. Life and Retirement

*Anders B. Malmstrom                Senior Executive Vice President
                                    and Chief Financial Officer

*Anthony F. Recine                  Senior Vice President,
                                    Chief Compliance Officer and Deputy
                                    General Counsel

*Sharon A. Ritchey                  Senior Executive Vice President
                                    and Chief Operating Officer

*Kevin Molloy                       Senior Executive Vice President

*Salvatore Piazzolla                Senior Executive Vice President
                                    and Chief Human Resources Officer

*Joshua E. Braverman                Senior Executive Vice President and
                                    Treasurer

*Michael B. Healy                   Executive Vice President
                                    and Chief Information Officer

*Andrea Nitzan                      Executive Vice President,
                                    Chief Accounting Officer and Controller

*Keith Floman                       Senior Vice President and Chief Actuary

*David Kam                          Senior Vice President and Actuary

*Michel Perrin                      Senior Vice President and Actuary

*Karen Field Hazin                  Vice President, Secretary and Associate
                                    Counsel

*Naomi J. Weinstein                 Vice President

*Priscilla Sims Brown               Senior Executive Vice President
                                    and Chief Marketing Officer

ITEM 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

         No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY Life Insurance Company ("MONY").

         (a) The 2014 AXA Group Organization Charts are incorporated herein by reference to Exhibit 26(a) to Registration Statement (File No. 333-202147) on Form N-4, filed February 18, 2015.

         (b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q4-2014 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-202147) on Form N-4 filed February 18, 2015.

   Item 29. Indemnification

   The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

   SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

   The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

   SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

   The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

   SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

   The directors and officers of MONY Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $105 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 30. PRINCIPAL UNDERWRITERS

       (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable and MONY Life Insurance Company of America are the principal underwriters for Separate Accounts 70, 49, and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY America Variable Account A, MONY Variable Account K and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for Separate Accounts 45, 301, A and I. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY, NY 10104.

       (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.


(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
------------------                 --------------------------------------

*David Karr                        Chairman of the Board, Chief Executive
                                   Officer and Director

*Christine Nigro                   Vice Chairman of the Board and Director

*Frank Massa                       Chief Operating Officer, President and
                                   Director

*Lawrence Adkins, Jr.              Senior Vice President and Divisional
                                   President

*Susan LaVallee                    Senior Vice President

*George Papazicos                  Senior Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Investment Advisor Chief Compliance
                                   Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Compliance
                                   Officer

*Yun Zhang                         Vice President and Treasurer

*Nicholas Gismondi                 Vice President and Controller

*Gina Jones                        Vice President and Financial Crime Officer

*Nicholas B. Lane                  Chief Retirement Savings Officer and
                                   Director

*Philip Pescatore                  Chief Risk Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Manish Agarwal                    Director

*Anders B. Malmstrom               Director

*James Mellin                      Chief Sales Officer

*Kevin Molloy                      Senior Vice President

*Sharon A. Ritchey                 Director

*Francesca Divone                  Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 -------------------------------------------

*Nicholas B. Lane                  Chairman of the Board, Chief Executive
                                   Officer, Chief Retirement Savings Officer,
                                   President and Director

*Nicholas Gismondi                 Chief Financial Officer and Vice President

*Michael P. McCarthy               Senior Vice President and National Sales
                                   Manager

*Todd Solash                       Senior Vice President and Director

*Manish Agarwal                    Senior Vice President and Director

*Kevin Molloy                      Senior Vice President and Director

*Ori Ben-Yishai                    Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

*David Kahal                       Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Windy Lawrence                    Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Michael Schumacher                Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Yun Zhang                         Vice President and Treasurer

*Nicholas D. Huth                  Vice President and General Counsel

*Gina Jones                        Vice President and Financial Crime Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Francesca Divone                  Secretary

         (c) The information under "Distribution of the Policies" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

   Item 31. Location of Accounts and Records

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MONY Life Insurance Company of America, 1290 Avenue of the Americas, New York, New York 10104 or at its Operations Center at 100 Madison Street, Syracuse, New York 13202.

   Item 32. Management Services

   All management contracts are discussed in Part A or Part B.

   Item 33. Fee Representation

   MONY Life Insurance Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 24th day of April, 2015.

                                            MONY America Variable Account K of
                                            MONY Life Insurance Company of
                                            America
                                                          (Registrant)

                                            By:    MONY Life Insurance Company
                                                           of America
                                                           (Depositor)

                                            By:  /s/ Shane Daly
                                                 -------------------------------
                                                 Shane Daly
                                                 Vice President and Associate
                                                 General Counsel

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Amendment to the Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on the 24th day of April, 2015.

                                 MONY Life Insurance Company of America
                                               (Depositor)

                                 By: /s/ Shane Daly
                                     ----------------------------------
                                     Shane Daly
                                     Vice President and Associate
                                     General Counsel

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                            Chairman of the Board, Chief
                                         Executive Officer, Director and
                                         President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom                     Senior Executive Vice President and
                                         Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan                        Executive Vice President, Chief
                                         Accounting Officer and Controller

*DIRECTORS:

Henri de Castries         Danny L. Hale   Lorie A. Slutsky
Ramon de Oliveira         Peter S. Kraus  Richard C. Vaughan
Denis Duverne             Mark Pearson
Barbara Fallon-Walsh      Bertram Scott

*By:  /s/ Shane Daly
      ---------------------
      Shane Daly
      Attorney-in-Fact
      April 24, 2015

                                 EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION                        TAG VALUES
----------- ------------------------------------------------------  -----------

26(d)(25)   Form of Data Pages (Form No. ICC14-09-100-3)            EX-99.26d25

26(d)(26)   Aviation Exclusion Rider (ICC14-R-80)                   EX-99.26d26

26(d)(27)   Military Aviation Exclusion Rider (ICC14-R14-100)       EX-99.26d27

26(d)(28)   Aerial Activities Exclusion Rider (ICC1-R14-110)        EX-99.26d28

26(d)(29)   Racing Activities Exclusion Rider (ICC14-R14-120)       EX-99.26d29

26(k)(i)    Opinion and Consent of Shane Daly                       EX-99.26ki

26(l)(ii)   Opinion and Consent of Brian Lessing                    EX-99.26lii

26(m)(ii)   Sample Calculation for Illustrations                    EX-99.26mii

26(n)(i)    Consent of PricewaterhouseCoopers LLP                   EX-99.26ni

26(n)(ii)   Powers of Attorney                                      EX-99.26nii

                                     C-12